                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-0816
                                   ---------------------------------------------

                    AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          10-31
                          ------------------------------------------------------

Date of reporting period:         04-30-2008
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

ULTRA® FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Ultra Fund for the six months ended April 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     28
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     29

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns--in a deal arranged by the Fed--put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle--and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*
RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%
RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

* Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Ultra

Total Returns as of April 30, 2008
                                                 Average Annual Returns
                                                       10          Since      Inception
                      6 months(1)   1 year   5 years    years    Inception      Date

INVESTOR CLASS          -10.73%     5.99%     7.50%     2.58%     12.30%       11/2/81

RUSSELL 1000 GROWTH
INDEX(2)                -9.28%      -0.23%    9.52%     1.66%    11.07%(3)       --

S&P 500 INDEX(2)        -9.64%      -4.68%    10.62%    3.89%    12.64%(3)       --

Institutional Class     -10.64%     6.20%     7.71%     2.78%      5.49%      11/14/96

A Class(4)
 No sales
 charge*                -10.83%     5.75%     7.24%     2.33%      5.34%
 With sales
 charge*                -15.95%     -0.33%    5.98%     1.72%      4.81%       10/2/96

B Class
 No sales
 charge*                -11.15%       --        --       --      -6.04%(1)
 With sales
 charge*                -16.15%       --        --       --     -11.04%(1)     9/28/07

C Class
 No sales
 charge*                -11.16%     4.95%     6.46%      --        2.61%
 With sales
 charge*                -11.82%     4.95%     6.46%      --        2.61%      10/29/01

R Class                 -10.96%     5.47%       --       --        5.11%       8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

Ultra

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
              1999     2000      2001       2002      2003      2004       2005      2006      2007      2008

Investor
Class        25.52%   27.06%    -26.70%    -9.83%   -14.79%    21.64%     -0.07%    10.09%    1.24%      5.99%

Russell
1000
Growth
Index        26.53%   27.58%    -32.25%   -20.10%   -14.35%    21.65%     0.40%     15.18%    12.25%    -0.23%

S&P 500
Index        21.82%   10.13%    -12.97%   -12.63%   -13.31%    22.88%     6.34%     15.42%    15.24%    -4.68%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
Ultra

Portfolio Managers: Tom Telford and Steve Lurito

PERFORMANCE SUMMARY

Ultra returned -10.73%* for the six months ended April 30, 2008, trailing the
-9.28% return of its benchmark, the Russell 1000 Growth Index. The S&P 500
Index, a broad measure of the stock market, returned -9.64%.

The six-month period was a challenging one for both the overall equity market and the fund as economic and market conditions changed dramatically. The factors that helped Ultra outperform the Russell 1000 Growth Index by a wide margin in 2007 reversed in the first four months of 2008--large-cap growth stocks lost ground to large-cap value issues, momentum stocks fell out of favor, market volatility increased, and the leading sectors from 2007 were among the worst performers in early 2008. The shifting landscape also had a negative impact on the fund's foreign holdings, creating a further drag on performance.

Given these significant headwinds, the fund held up reasonably well compared with its benchmark and the broad market indexes. One goal of the process improvements we implemented over the past 18 months was to avoid straying too far from the benchmark when our investment approach is not in favor, and we believe we were successful in that regard during the period.

TECHNOLOGY DETRACTED

Virtually all of the fund's underperformance during the six-month period resulted from our information technology holdings. Technology was one of the worst-performing sectors in the benchmark index, so our overweight position in the sector hurt relative results. Stock selection also detracted from performance compared with the index, particularly among software makers and internet services providers.

The most significant individual detractor was online advertising and search company Google, which was one of the fund's largest holdings during the period. Google reported disappointing earnings in early 2008, which led to concerns that the economic slowdown was having a detrimental impact on internet advertising. However, online advertising is still the fastest-growing segment of the ad industry, and Google continues to increase its market share, so we remain confident in the company's long-term prospects.

Economic concerns hit other high-growth holdings within the technology sector, including video game maker Nintendo and handheld device maker Research In
Motion (RIM). We sold Nintendo and reduced our position in RIM during the period.

Top Ten Holdings as of April 30, 2008
                                             % of net       % of net
                                           assets as of   assets as of
                                              4/30/08       10/31/07
Microsoft Corporation                          3.9%           1.1%
Cisco Systems Inc.                             3.2%           3.7%
Intel Corp.                                    2.8%           2.9%
Apple Inc.                                     2.3%           3.5%
Hewlett-Packard Co.                            2.2%           2.6%
Emerson Electric Co.                           2.1%           2.0%
Union Pacific Corp.                            1.9%            --
International Business Machines Corp.          1.9%           1.6%
Google Inc. Cl A                               1.9%           4.3%
Wal-Mart Stores, Inc.                          1.8%            --

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Ultra

MIXED RESULTS IN CONSUMER DISCRETIONARY

Although the portfolio's consumer discretionary stocks outperformed their counterparts in the benchmark index, some of the fund's best and worst relative performance contributors came from this sector. Stock selection among restaurants was the key to the overall outperformance of the fund's consumer discretionary holdings, led by fast-food companies McDonald's and Yum! Brands
(owner of the Taco Bell, KFC, and Pizza Hut chains). Both companies benefited from strong results in their international businesses--McDonald's in Europe,
Yum! in China.

One of portfolio's worst relative performers also came from this sector--private education firm Apollo Group. Rising recruitment costs cut into profit margins, and enrollment was hurt by the credit crunch, which made it more difficult for students to get education loans.

ENERGY OUTPERFORMED

Stock selection and an overweight in energy--the best-performing sector in the benchmark index--added value to relative performance during the period. In
2007, we built positions in a number of energy companies that focused on natural gas, for several reasons: (1) a wide differential between oil and natural gas prices, (2) accelerating production as more natural gas reserves were discovered, and (3) an increase in the development of new natural-gas power plants.

This approach proved successful as four of the top ten relative performance contributors were energy stocks with an emphasis on natural gas, including XTO
Energy, Apache, EOG Resources, and Noble Energy.

A LOOK AHEAD

The recent market volatility and shift away from momentum-style investing created a difficult environment for our investment approach. However, we remain confident that our process of identifying large companies with improving business fundamentals, accelerating growth, and price momentum will generate outperformance over the long term compared with the Russell 1000
Growth Index.

Top Five Industries as of April 30, 2008
                                       % of net        % of net
                                     assets as of    assets as of
                                       4/30/08         10/31/07
Semiconductors &
Semiconductor Equipment                  6.8%            5.8%
Oil, Gas & Consumable Fuels              6.8%            3.9%
Communications Equipment                 6.6%            7.4%
Software                                 5.3%            5.6%
Capital Markets                          4.8%            3.8%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        4/30/08       10/31/07
Domestic Common Stocks                   90.4%          87.4%
Foreign Common Stocks(1)                 7.9%           11.6%
TOTAL COMMON STOCKS                      98.3%          99.0%
Temporary Cash Investments               2.5%           2.3%
Other Assets and Liabilities(2)         (0.8)%         (1.3)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     11/1/07 -        Expense
                         11/1/07        4/30/08         4/30/08         Ratio*
ACTUAL

Investor Class            $1,000        $892.70          $4.66           0.99%

Institutional Class       $1,000        $893.60          $3.72           0.79%

A Class                   $1,000        $891.70          $5.83           1.24%

B Class                   $1,000        $888.50          $9.34           1.99%

C Class                   $1,000        $888.40          $9.34           1.99%

R Class                   $1,000        $890.40          $7.00           1.49%

HYPOTHETICAL

Investor Class            $1,000       $1,019.94         $4.97           0.99%

Institutional Class       $1,000       $1,020.93         $3.97           0.79%

A Class                   $1,000       $1,018.70         $6.22           1.24%

B Class                   $1,000       $1,014.97         $9.97           1.99%

C Class                   $1,000       $1,014.97         $9.97           1.99%

R Class                   $1,000       $1,017.45         $7.47           1.49%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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8

SCHEDULE OF INVESTMENTS
Ultra

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.3%

AEROSPACE & DEFENSE -- 4.1%
    1,019,000  Lockheed Martin Corp.                                 $ 108,054,760
    2,182,000  Raytheon Co.                                            139,582,540
    1,361,000  United Technologies Corp.                                98,631,670
                                                                    --------------
                                                                       346,268,970
                                                                    --------------
BEVERAGES -- 2.8%
    2,133,000  Coca-Cola Co. (The)                                     125,569,710
    1,624,000  PepsiCo, Inc.                                           111,292,720
                                                                    --------------
                                                                       236,862,430
                                                                    --------------
BIOTECHNOLOGY -- 2.7%
      498,883  Genentech, Inc.(1)                                       34,023,821
    1,127,000  Genzyme Corp.(1)                                         79,284,450
    2,249,000  Gilead Sciences, Inc.(1)                                116,408,240
                                                                    --------------
                                                                       229,716,511
                                                                    --------------
CAPITAL MARKETS -- 4.8%
    2,573,000  Bank of New York Mellon Corp. (The)                     112,002,690
    5,369,000  Charles Schwab Corp. (The)                              115,970,400
      466,000  Goldman Sachs Group, Inc. (The)                          89,178,420
    1,792,000  Morgan Stanley                                           87,091,200
                                                                    --------------
                                                                       404,242,710
                                                                    --------------
CHEMICALS -- 2.6%
      473,000  Celanese Corp., Series A                                 21,166,750
      539,000  Johnson Matthey plc ORD                                  21,441,959
    1,136,000  Monsanto Co.                                            129,526,720
      162,000  Syngenta AG ORD                                          48,406,063
                                                                    --------------
                                                                       220,541,492
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
    1,548,000  Robert Half International Inc.                           36,687,600
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 6.6%
   10,568,000  Cisco Systems Inc.(1)                                   270,963,520
    4,249,000  Corning Inc.                                            113,490,790
    1,915,000  Nokia Oyj ADR                                            57,584,050
    1,425,000  QUALCOMM Inc.                                            61,545,750
      413,000  Research In Motion Ltd.(1)                               50,233,190
                                                                    --------------
                                                                       553,817,300
                                                                    --------------
COMPUTERS & PERIPHERALS -- 4.5%
    1,095,000  Apple Inc.(1)                                           190,475,250
    3,941,000  Hewlett-Packard Co.                                     182,665,350
                                                                    --------------
                                                                       373,140,600
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.0%
      543,000  Fluor Corp.                                              83,008,410
                                                                    --------------

Shares                                                                       Value

CONSUMER FINANCE -- 0.5%
    2,340,000  Discover Financial Services                            $ 42,611,400
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
      514,000  Bank of America Corp.                                    19,295,560
       11,277  CME Group Inc.                                            5,158,664
      298,000  Deutsche Boerse AG ORD                                   43,848,725
    1,398,000  JPMorgan Chase & Co.                                     66,614,700
                                                                    --------------
                                                                       134,917,649
                                                                    --------------
ELECTRICAL EQUIPMENT -- 2.9%
    2,350,000  ABB Ltd. ORD                                             72,237,884
    3,298,000  Emerson Electric Co.                                    172,353,480
                                                                    --------------
                                                                       244,591,364
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 3.5%
      706,000  National Oilwell Varco, Inc.(1)                          48,325,700
      951,000  Schlumberger Ltd.                                        95,623,050
    1,025,000  Transocean Inc.(1)                                      151,146,500
                                                                    --------------
                                                                       295,095,250
                                                                    --------------
FOOD & STAPLES RETAILING -- 2.7%
      997,000  Costco Wholesale Corp.                                   71,036,250
    2,635,000  Wal-Mart Stores, Inc.                                   152,777,300
                                                                    --------------
                                                                       223,813,550
                                                                    --------------
FOOD PRODUCTS -- 2.4%
      571,000  Archer-Daniels-Midland Co.                               25,158,260
      276,000  Nestle SA ORD                                           132,430,972
    1,334,000  Unilever N.V. CVA                                        44,999,448
                                                                    --------------
                                                                       202,588,680
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.4%
    1,430,000  Baxter International Inc.                                89,117,600
    1,035,000  Becton, Dickinson & Co.                                  92,529,000
    2,071,000  Medtronic, Inc.                                         100,816,280
                                                                    --------------
                                                                       282,462,880
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.9%
    1,727,919  Express Scripts, Inc.(1)                                120,988,888
      821,165  Medco Health Solutions Inc.(1)                           40,680,514
                                                                    --------------
                                                                       161,669,402
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.8%
    2,482,000  McDonald's Corp.                                        147,877,560
    2,183,000  Yum! Brands, Inc.                                        88,804,440
                                                                    --------------
                                                                       236,682,000
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.7%
    1,437,000  Colgate-Palmolive Co.                                   101,595,900
      621,000  Procter & Gamble Co. (The)                               41,638,050
                                                                    --------------
                                                                       143,233,950
                                                                    --------------

------
9

Ultra

Shares                                                                       Value

INDUSTRIAL CONGLOMERATES -- 0.7%
      929,000  Textron Inc.                                           $ 56,678,290
                                                                    --------------
INSURANCE -- 1.2%
    1,460,000  Aflac Inc.                                               97,338,200
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 1.9%
      273,000  Google Inc. Cl A(1)                                     156,781,170
                                                                    --------------
IT SERVICES -- 3.6%
    2,013,000  Accenture Ltd. Cl A                                      75,588,150
    1,334,000  International Business Machines Corp.                   161,013,800
    2,946,000  Western Union Co. (The)                                  67,758,000
                                                                    --------------
                                                                       304,359,950
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
    1,128,000  Thermo Fisher Scientific Inc.(1)                         65,277,360
                                                                    --------------
MACHINERY -- 3.2%
    1,277,000  Caterpillar Inc.                                        104,560,760
    1,010,000  Deere & Co.                                              84,910,700
      244,000  Eaton Corp.                                              21,432,960
      407,000  Illinois Tool Works Inc.                                 21,282,030
      443,195  Parker-Hannifin Corp.                                    35,389,121
                                                                    --------------
                                                                       267,575,571
                                                                    --------------
MEDIA -- 1.1%
    1,331,000  Viacom Inc. Cl B(1)                                      51,163,640
    1,321,000  Walt Disney Co. (The)                                    42,840,030
                                                                    --------------
                                                                        94,003,670
                                                                    --------------
METALS & MINING -- 2.4%
      549,000  Alcoa Inc.                                               19,094,220
    1,140,000  BHP Billiton Ltd. ORD                                    45,448,324
      852,000  Cia Vale do Rio Doce ADR                                 33,296,160
      495,000  Freeport-McMoRan Copper & Gold, Inc.                     56,306,249
      409,000  Rio Tinto plc ORD                                        48,087,253
                                                                    --------------
                                                                       202,232,206
                                                                    --------------
MULTILINE RETAIL -- 2.4%
      623,000  J.C. Penney Co., Inc.                                    26,477,500
    1,232,000  Kohl's Corp.(1)                                          60,183,200
    2,055,000  Nordstrom, Inc.                                          72,459,300
      800,000  Target Corp.                                             42,504,000
                                                                    --------------
                                                                       201,624,000
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 6.8%
      479,000  Apache Corp.                                             64,511,720
      666,000  Chevron Corp.                                            64,035,900
      331,000  EOG Resources Inc.                                       43,188,880

Shares                                                                       Value

      456,000  Exxon Mobil Corp.                                      $ 42,439,920
      643,000  Hess Corp.                                               68,286,600
      882,000  Noble Energy Inc.                                        76,734,000
      771,000  Occidental Petroleum Corp.                               64,154,910
      447,000  Range Resources Corporation                              29,671,860
    1,880,000  XTO Energy Inc.                                         116,296,800
                                                                    --------------
                                                                       569,320,590
                                                                    --------------
PHARMACEUTICALS -- 2.7%
    1,592,000  Abbott Laboratories                                      83,978,000
    1,288,000  Johnson & Johnson                                        86,411,920
    1,451,000  Merck & Co., Inc.                                        55,196,040
                                                                    --------------
                                                                       225,585,960
                                                                    --------------
ROAD & RAIL -- 1.9%
    1,122,000  Union Pacific Corp.                                     162,903,180
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.8%
    2,279,000  Applied Materials, Inc.                                  42,526,140
    2,338,000  ASML Holding N.V. ORD                                    66,927,498
   10,389,000  Intel Corp.                                             231,259,140
    2,069,000  MEMC Electronic Materials Inc.(1)                       130,284,930
    1,360,000  Microchip Technology Inc.(2)                             49,980,000
    1,488,865  Varian Semiconductor Equipment Associates,
               Inc.(1)                                                  54,537,125
                                                                    --------------
                                                                       575,514,833
                                                                    --------------
SOFTWARE -- 5.3%
   11,532,000  Microsoft Corporation                                   328,892,640
    5,398,000  Oracle Corp.(1)                                         112,548,300
                                                                    --------------
                                                                       441,440,940
                                                                    --------------
SPECIALTY RETAIL -- 2.2%
    2,195,000  Home Depot, Inc. (The)                                   63,216,000
    1,897,000  Staples, Inc.                                            41,164,900
    2,470,000  TJX Companies, Inc. (The)                                79,583,400
                                                                    --------------
                                                                       183,964,300
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
    1,058,000  NIKE, Inc. Cl B                                          70,674,400
                                                                    --------------
TOBACCO -- 1.3%
    2,218,000  Philip Morris International Inc.(1)                     113,184,540
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
      250,000  Grainger (W.W.), Inc.                                    21,677,500
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $7,229,458,047)                                                8,262,088,808
                                                                    --------------

------
10

Ultra

                                                                             Value

Temporary Cash Investments -- 2.5%

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at 206,066,707), in a joint trading account at
1.90%, dated 4/30/08, due 5/1/08 (Delivery value $202,210,672)       $ 202,200,000

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations, 7.875%
-- 8.75%, 8/15/20-2/15/21, valued at 8,464,998), in a joint
trading account at 1.90%, dated 4/30/08, due 5/1/08 (Delivery
value $8,300,438)                                                        8,300,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $210,500,000)                                                    210,500,000
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 0.1%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled
account at the lending agent), 1.98%, dated 4/30/08, due
5/1/08 (Delivery value $1,289,031)                                       1,288,960

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.99%, dated
4/30/08, due 5/1/08 (Delivery value $1,400,077)                          1,400,000

                                                                             Value

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated
4/30/08, due 5/1/08 (Delivery value $1,400,077)                        $ 1,400,000

Repurchase Agreement, Lehman Brothers Inc. / Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the
lending agent), 2.39%, dated 4/30/08, due 5/1/08 (Delivery
value $1,400,093)                                                        1,400,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated
4/30/08, due 5/1/08 (Delivery value $1,400,077)                          1,400,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $6,888,960)                                                        6,888,960
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $7,446,847,007)                                                8,479,477,768
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.9)%                                (73,264,112)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $8,406,213,656
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                                                                Unrealized Gain
     Contracts to Sell        Settlement Date      Value             (Loss)

    25,593,000  AUD for USD       5/30/08      $ 24,049,240        $(121,065)

   129,540,000  CHF for USD       5/30/08       125,116,071         342,754

    49,831,845  Euro for USD      5/30/08       77,730,772          152,914

    24,654,532  GBP for USD       5/30/08       48,944,914          179,836
                                               ------------        ----------
                                               $275,840,997        $ 554,439
                                               ============        ==========
(Value on Settlement Date $276,395,436)

------
11

Ultra

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

GBP = British Pound

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
12

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $7,439,958,047) --
including $6,706,471 of securities on loan                          $8,472,588,808

Investments made with cash collateral received for securities on
loan, at value (cost of $6,888,960)                                      6,888,960
                                                                    --------------
Total investment securities, at value (cost of $7,446,847,007)       8,479,477,768

Receivable for investments sold                                        325,020,906

Receivable for forward foreign currency exchange contracts                 675,504

Dividends and interest receivable                                        6,164,320
                                                                    --------------
                                                                     8,811,338,498
                                                                    --------------

LIABILITIES

Disbursements in excess of demand deposit cash                           7,584,356

Payable for collateral received for securities on loan                   6,888,960

Payable for investments purchased                                      383,697,865

Payable for capital shares redeemed                                          3,826

Payable for forward foreign currency exchange contracts                    121,065

Accrued management fees                                                  6,791,843

Distribution fees payable                                                      996

Service fees (and distribution fees -- A Class and R Class)
payable                                                                     35,931
                                                                    --------------
                                                                       405,124,842
                                                                    --------------

NET ASSETS                                                          $8,406,213,656
                                                                    ==============

See Notes to Financial Statements.

------
13

APRIL 30, 2008 (UNAUDITED)
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $6,636,334,241

Undistributed net investment income                                     20,147,377

Undistributed net realized gain on investment and foreign
currency transactions                                                  716,569,025

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                         1,033,163,013
                                                                    --------------
                                                                    $8,406,213,656
                                                                    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                          $8,125,897,590

Shares outstanding                                                     360,113,427

Net asset value per share                                                   $22.56

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                            $111,174,317

Shares outstanding                                                       4,824,915

Net asset value per share                                                   $23.04

A CLASS, $0.01 PAR VALUE

Net assets                                                            $162,044,910

Shares outstanding                                                       7,378,248

Net asset value per share                                                   $21.96

Maximum offering price (net asset value divided by 0.9425)                  $23.30

B CLASS, $0.01 PAR VALUE

Net assets                                                                 $43,897

Shares outstanding                                                           1,958

Net asset value per share                                                   $22.42

C CLASS, $0.01 PAR VALUE

Net assets                                                              $1,582,561

Shares outstanding                                                          76,368

Net asset value per share                                                   $20.72

R CLASS, $0.01 PAR VALUE

Net assets                                                              $5,470,381

Shares outstanding                                                         249,735

Net asset value per share                                                   $21.90

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,001,963)               $ 58,765,558

Interest                                                                 2,962,045

Securities lending, net                                                  1,200,233
                                                                  ----------------
                                                                        62,927,836
                                                                  ----------------

EXPENSES:

Management fees                                                         44,284,993

Distribution fees:

 B Class                                                                       154

 C Class                                                                     6,649

Service fees:

 B Class                                                                        51

 C Class                                                                     2,216

Distribution and service fees:

 A Class                                                                   229,243

 R Class                                                                    14,096

Directors' fees and expenses                                               106,559

Other expenses                                                              11,711
                                                                  ----------------
                                                                        44,655,672
                                                                  ----------------

NET INVESTMENT INCOME (LOSS)                                            18,272,164
                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                           728,695,749

Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in
foreign currencies                                                 (1,841,590,735)
                                                                  ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                            (1,112,894,986)
                                                                  ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(1,094,622,822)
                                                                  ================

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
Increase (Decrease) in Net Assets                           2008              2007

OPERATIONS

Net investment income (loss)                        $ 18,272,164     $ (4,015,646)

Net realized gain (loss)                             728,695,749     3,112,565,031

Change in net unrealized appreciation
(depreciation)                                   (1,841,590,735)     (479,633,923)
                                                 ---------------   ---------------
Net increase (decrease) in net assets
resulting from operations                        (1,094,622,822)     2,628,915,462
                                                 ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                                  (2,312,270,157)     (903,904,830)

 Institutional Class                                (65,091,994)      (69,893,181)

 A Class                                            (50,919,711)      (26,545,325)

 B Class                                                (11,669)                --

 C Class                                               (533,319)         (210,990)

 R Class                                             (1,501,522)         (578,901)
                                                 ---------------   ---------------
Decrease in net assets from distributions        (2,430,328,372)   (1,001,133,227)
                                                 ---------------   ---------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                         1,297,028,370   (5,966,539,859)
                                                 ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS            (2,227,922,824)   (4,338,757,624)

NET ASSETS

Beginning of period                               10,634,136,480    14,972,894,104
                                                 ---------------   ---------------
End of period                                    $ 8,406,213,656   $10,634,136,480
                                                 ===============   ===============

Undistributed net investment income                  $20,147,377        $1,874,213
                                                ===============   ===============

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, the B Class, and the C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
17

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
18

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A
Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2008 was 0.99% for the
Investor Class, A Class, B Class, C Class and R Class, and 0.79% for the
Institutional Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the six months ended
April 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2008, were $6,222,158,799 and
$7,339,726,134, respectively.

------
19

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                   Six months ended April 30, 2008     Year ended October 31, 2007(1)
                          Shares            Amount          Shares             Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         3,500,000,000                     3,500,000,000
                   =============                     =============
Sold                   9,788,489     $ 244,018,771      15,640,310      $ 449,268,460

Issued in
reinvestment of
distributions         91,021,431     2,229,114,850      31,578,213        862,400,995

Redeemed            (41,353,602)   (1,053,852,767)   (218,773,176)    (6,268,934,963)
                   -------------   ---------------   -------------   ----------------
                      59,456,318     1,419,280,854   (171,554,653)    (4,957,265,508)
                   -------------   ---------------   -------------   ----------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           200,000,000                       200,000,000
                   =============                     =============
Sold                   1,138,670        28,471,102       5,102,384        149,551,045

Issued in
reinvestment of
distributions          2,567,071        64,151,093       2,452,199         67,876,857

Redeemed             (8,445,238)     (218,091,699)    (35,145,354)    (1,017,687,602)
                   -------------   ---------------   -------------   ----------------
                     (4,739,497)     (125,469,504)    (27,590,771)      (800,259,700)
                   -------------   ---------------   -------------   ----------------

A CLASS/SHARES
AUTHORIZED           100,000,000                       100,000,000
                   =============                     =============
Sold                   1,018,371        24,625,139       1,553,608         44,553,790

Issued in
reinvestment of
distributions          2,076,111        49,536,018         961,764         25,823,362

Redeemed             (2,880,008)      (72,870,470)     (9,767,093)      (274,240,889)
                   -------------   ---------------   -------------   ----------------
                         214,474         1,290,687     (7,251,721)      (203,863,737)
                   -------------   ---------------   -------------   ----------------

B CLASS/SHARES
AUTHORIZED            50,000,000                        50,000,000
                   =============                     =============
Sold                         772            24,250             790             25,000

Issued in
reinvestment of
distributions                478            11,669              --                 --

Redeemed                    (82)           (1,808)              --                 --
                   -------------   ---------------   -------------   ----------------
                           1,168            34,111             790             25,000
                   -------------   ---------------   -------------   ----------------

C CLASS/SHARES
AUTHORIZED            50,000,000                        50,000,000
                   =============                     =============
Sold                      15,284           334,603           7,068            191,037

Issued in
reinvestment of
distributions             22,734           513,343           7,494            194,552

Redeemed                (29,154)         (653,464)        (69,636)        (1,880,114)
                   -------------   ---------------   -------------   ----------------
                           8,864           194,482        (55,074)        (1,494,525)
                   -------------   ---------------   -------------   ----------------

R CLASS/SHARES
AUTHORIZED            50,000,000                        50,000,000
                   =============                     =============
Sold                      77,064         1,926,896          81,270          2,326,954

Issued in
reinvestment of
distributions             56,879         1,354,849          20,532            551,893

Redeemed                (66,225)       (1,584,005)       (236,741)        (6,560,236)
                   -------------   ---------------   -------------   ----------------
                          67,718         1,697,740       (134,939)        (3,681,389)
                   -------------   ---------------   -------------   ----------------
Net increase
(decrease)            55,009,045   $ 1,297,028,370   (206,586,368)   $(5,966,539,859)
                   =============   ===============   =============   ================

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
B Class.

5. SECURITIES LENDING

As of April 30, 2008, securities in the fund valued at $6,706,471 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $6,888,960. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
20

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                          $7,459,343,269
                                                         ==============
Gross tax appreciation of investments                    $1,229,408,651

Gross tax depreciation of investments                     (209,274,152)
                                                         --------------
Net tax appreciation (depreciation) of investments       $1,020,134,499
                                                         ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
21

FINANCIAL HIGHLIGHTS
Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $33.48    $28.55    $29.02    $27.17   $26.01    $21.83
                           ------    ------    ------    ------   ------    ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.05    (0.01)    (0.06)      0.02   (0.05)    (0.02)

 Net Realized and
 Unrealized Gain
 (Loss)                    (3.03)      6.95    (0.37)      1.83     1.21      4.26
                           ------    ------    ------    ------   ------    ------
 Total From
 Investment
 Operations                (2.98)      6.94    (0.43)      1.85     1.16      4.24
                           ------    ------    ------    ------   ------    ------
Distributions

 From Net
 Investment Income             --        --    (0.04)        --       --    (0.06)

 From Net Realized
 Gains                     (7.94)    (2.01)        --        --       --        --
                           ------    ------    ------    ------   ------    ------
 Total
 Distributions             (7.94)    (2.01)    (0.04)        --       --    (0.06)
                           ------    ------    ------    ------   ------    ------
Net Asset Value, End
of Period                  $22.56    $33.48    $28.55    $29.02   $27.17    $26.01
                           ======    ======    ======    ======   ======    ======

TOTAL RETURN(3)          (10.73)%    25.89%   (1.51)%     6.81%    4.46%    19.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.99%(4)     0.99%     0.99%     0.99%    0.99%     1.00%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   0.41%(4)   (0.04)%   (0.15)%     0.09%  (0.20)%   (0.09)%

Portfolio Turnover
Rate                          70%       93%       62%       33%      34%       82%

Net Assets, End of
Period (in millions)       $8,126   $10,066   $13,482   $18,904  $20,708   $21,341

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
22

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                    2008(1)       2007         2006         2005         2004            2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $33.98     $28.90       $29.38        $27.44       $26.22      $22.02
                        ------     ------       ------        ------       ------      ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.09       0.05        --(3)          0.07        --(3)        0.02

 Net Realized
 and
 Unrealized
 Gain (Loss)            (3.09)       7.04       (0.38)          1.87         1.22        4.29
                        ------     ------       ------        ------       ------      ------

 Total From
 Investment
 Operations             (3.00)       7.09       (0.38)          1.94         1.22        4.31
                        ------     ------       ------        ------       ------      ------
Distributions

 From Net
 Investment
 Income                     --         --       (0.10)            --           --      (0.11)

 From Net
 Realized
 Gains                  (7.94)     (2.01)           --            --           --          --
                        ------     ------       ------        ------       ------      ------
 Total
 Distributions          (7.94)     (2.01)       (0.10)            --           --      (0.11)
                        ------     ------       ------        ------       ------      ------
Net Asset Value,
End of Period           $23.04     $33.98       $28.90        $29.38       $27.44      $26.22
                        ======     ======       ======        ======       ======      ======

TOTAL RETURN(4)       (10.64)%     26.14%      (1.33)%         7.07%        4.65%      19.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets    0.79%(5)      0.79%        0.79%         0.79%        0.79%       0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.61%(5)      0.16%        0.05%         0.29%        0.00%       0.11%

Portfolio
Turnover Rate              70%        93%          62%           33%          34%         82%

Net Assets, End
of Period (in
thousands)            $111,174   $325,035   $1,073,767    $1,460,343   $1,055,145    $822,333

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
23

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                     2008(2)       2007       2006      2005       2004             2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $32.83     $28.11      $28.61      $26.85     $25.77      $21.62
                        ------     ------      ------      ------     ------      ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                0.02     (0.08)      (0.13)      (0.05)     (0.12)      (0.08)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (2.95)       6.81      (0.37)        1.81       1.20        4.24
                        ------     ------      ------      ------     ------      ------
 Total From
 Investment
 Operations             (2.93)       6.73      (0.50)        1.76       1.08        4.16
                        ------     ------      ------      ------     ------      ------
Distributions

 From Net
 Investment
 Income                     --         --          --          --         --      (0.01)

 From Net
 Realized
 Gains                  (7.94)     (2.01)          --          --         --          --
                        ------     ------      ------      ------     ------      ------
 Total
 Distributions          (7.94)     (2.01)          --          --         --      (0.01)
                        ------     ------      ------      ------     ------      ------
Net Asset Value,
End of Period           $21.96     $32.83      $28.11      $28.61     $26.85      $25.77
                        ======     ======      ======      ======     ======      ======

TOTAL RETURN(4)       (10.83)%     25.56%     (1.75)%       6.55%      4.19%      19.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.24%(5)      1.24%       1.24%       1.24%      1.24%       1.25%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets                0.16%(5)    (0.29)%     (0.40)%     (0.16)%    (0.45)%     (0.34)%

Portfolio
Turnover Rate              70%        93%         62%         33%        34%         82%

Net Assets, End
of Period (in
thousands)            $162,045   $235,217    $405,173    $639,792   $738,032    $643,144

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended April 30, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
24

Ultra

B Class
For a Share Outstanding Throughout the Periods Indicated
                                                              2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $33.45       $31.63
                                                               ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                               (0.08)       (0.04)

 Net Realized and Unrealized Gain (Loss)                       (3.01)         1.86
                                                               ------       ------
 Total From Investment Operations                              (3.09)         1.82
                                                               ------       ------
Distributions

 From Net Realized Gains                                       (7.94)           --
                                                               ------       ------
Net Asset Value, End of Period                                 $22.42       $33.45
                                                               ======       ======

TOTAL RETURN(4)                                              (11.15)%        5.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets            1.99%(5)     1.99%(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                     (0.59)%(5)   (1.53)%(5)

Portfolio Turnover Rate                                           70%       93%(6)

Net Assets, End of Period (in thousands)                          $44          $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
25

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $31.54    $27.26    $27.96    $26.44   $25.57    $21.59
                           ------    ------    ------    ------   ------    ------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 (0.07)    (0.29)    (0.34)    (0.26)   (0.32)    (0.26)

 Net Realized
 and Unrealized
 Gain (Loss)               (2.81)      6.58    (0.36)      1.78     1.19      4.24
                           ------    ------    ------    ------   ------    ------
 Total From
 Investment
 Operations                (2.88)      6.29    (0.70)      1.52     0.87      3.98
                           ------    ------    ------    ------   ------    ------
Distributions

 From Net
 Realized Gains            (7.94)    (2.01)        --        --       --        --
                           ------    ------    ------    ------   ------    ------
Net Asset Value,
End of Period              $20.72    $31.54    $27.26    $27.96   $26.44    $25.57
                           ======    ======    ======    ======   ======    ======

TOTAL RETURN(3)          (11.16)%    24.64%   (2.50)%     5.75%    3.40%    18.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.99%(4)     1.99%     1.99%     1.99%    1.99%     2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.59)%(4)   (1.04)%   (1.15)%   (0.91)%  (1.20)%   (1.09)%

Portfolio Turnover
Rate                          70%       93%       62%       33%      34%       82%

Net Assets, End of
Period (in
thousands)                 $1,583    $2,129    $3,342    $5,601   $4,836    $2,232

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
26

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                      2008(1)      2007      2006         2005      2004      2003(2)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $32.80    $28.15    $28.72       $27.01    $25.99       $24.87
                       ------    ------    ------       ------    ------       ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)             (0.01)    (0.15)    (0.21)       (0.12)    (0.22)       (0.04)

 Net Realized
 and
 Unrealized
 Gain (Loss)           (2.95)      6.81    (0.36)         1.83      1.24         1.16
                       ------    ------    ------       ------    ------       ------
 Total From
 Investment
 Operations            (2.96)      6.66    (0.57)         1.71      1.02         1.12
                       ------    ------    ------       ------    ------       ------
Distributions

 From Net
 Realized
 Gains                 (7.94)    (2.01)        --           --        --           --
                       ------    ------    ------       ------    ------       ------
Net Asset
Value, End of
Period                 $21.90    $32.80    $28.15       $28.72    $27.01       $25.99
                       ======    ======    ======       ======    ======       ======

TOTAL RETURN(4)      (10.96)%    25.26%   (1.98)%        6.33%     3.92%        4.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.49%(5)     1.49%     1.49%     1.44%(6)     1.49%     1.50%(5)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (0.09)%(5)   (0.54)%   (0.65)%   (0.36)%(6)   (0.70)%   (0.81)%(5)

Portfolio
Turnover Rate             70%       93%       62%          33%       34%       82%(7)

Net Assets, End
of Period (in
thousands)             $5,470    $5,971    $8,922       $8,367    $4,545           $3

(1) Six months ended April 30, 2008 (unaudited).

(2) August 29, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.49% and
(0.41)%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
29

NOTES

------
30

NOTES

------
31

NOTES

------
32

[back cover]

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
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This report and the statements it contains are submitted for the general
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©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60502S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

GROWTH FUND
VISTA(SM) FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Growth and Vista funds for the six months ended April 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .      2

GROWTH

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information . . . . . . . . . . . . . . . . . . . . . . .     37
     Index Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .     38

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns--in a deal arranged by the Fed--put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle--and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%

RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%

RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

* Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Growth

Total Returns as of April 30, 2008
                                             Average Annual Returns

                         6          1         5      10      Since      Inception
                     months(1)     year     years   years  Inception      Date

INVESTOR CLASS         -6.11%     7.31%    10.82%   3.52%    14.49%    6/30/71(2)

RUSSELL 1000
GROWTH INDEX(3)        -9.28%     -0.23%    9.52%   1.66%    N/A(4)        --

Institutional Class    -6.06%     7.50%    11.03%   3.73%    5.86%       6/16/97

Advisor Class          -6.22%     7.06%    10.55%   3.24%    5.89%       6/4/97

R Class                -6.37%     6.79%      --      --      8.92%       8/29/03

(1) Total returns for periods less than one year are not annualized.

(2) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(3) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Growth

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years

Periods ended April 30

              1999     2000      2001      2002      2003     2004     2005    2006     2007     2008

Investor
Class        24.48%   32.16%   -27.72%   -15.05%   -16.33%   17.74%   4.99%   13.10%   11.49%    7.31%

Russell
1000
Growth
Index        26.53%   27.58%   -32.25%   -20.10%   -14.35%   21.65%   0.40%   15.18%   12.25%   -0.23%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Growth returned -6.11%* during the six months ended April 30, 2008. By comparison, the Russell 1000 Growth Index and Lipper Large-Cap Growth Funds
category average returned -9.28% and -10.15%,** respectively. Better measures of the portfolio's performance are its longer-term results compared with the index, which can be seen on page 3.

Overall, performance was driven by holdings in the energy sector; materials and consumer staples also made positive contributions. Information technology holdings were the leading detractors. In terms of Growth's performance relative to the Russell 1000 Growth Index, outperformance was driven by stock selection among health care and consumer discretionary stocks; holdings in the consumer staples, financials, and energy sectors were other notable contributors. Stock picks in information technology detracted most from relative results.

HEALTH CARE LED CONTRIBUTORS

Health care stocks contributed most to the portfolio's return relative to the benchmark. Performance was driven by positioning in the pharmaceutical industry. Growth had no exposure to Merck, and managers eliminated
Schering-Plough at the end of 2007 after sizable gains. This helped relative results after both stocks suffered in March from questions about the efficacy of a jointly marketed cholesterol drug.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was Becton
Dickinson, which benefited from increased usage around the world of its safety devices that reduce accidents and infection among patients and caregivers.

CONSUMER DISCRETIONARY HELPED

In the consumer discretionary sector, outperformance was a result of stock selection in the specialty retail and internet & catalog retailing segments.
It also helped to underweight stocks in the hotels, restaurants & leisure category. Key contributions in the sector came from specialty retailers Urban
Outfitters and The TJX Companies. Internet travel portal priceline.com was another leading contributor, helped by the acquisition of overseas vacation properties and growth in its international business.

Top Ten Holdings as of April 30, 2008
                                          % of net         % of net
                                        assets as of     assets as of
                                          4/30/08          10/31/07
Apple Inc.                                  3.4%             4.1%
Honeywell International Inc.                2.5%             1.2%
QUALCOMM Inc.                               2.5%             0.9%
Emerson Electric Co.                        2.4%             1.9%
Becton, Dickinson & Co.                     2.3%             2.3%
Microsoft Corp.                             2.2%             3.7%
Apache Corp.                                2.2%             2.0%
Coca-Cola Co. (The)                         2.2%             2.6%
BorgWarner, Inc.                            2.2%             2.0%
Devon Energy Corp.                          2.2%             1.8%

 *All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**The Lipper Large-Cap Growth Funds category average returns for the one-, five- and 10-year periods ended April 30, 2008 were 1.73%, 9.15% and 2.79%, respectively.

------
5

Growth

OTHER KEY CONTRIBUTORS

Three of the five largest contributors to portfolio performance were oil & gas exploration and production firms Devon Energy, Apache, and XTO Energy. These companies benefited from surging oil prices and reserve growth in the U.S. and overseas. These shares also saw demand from investors who wanted exposure to the energy sector but preferred to avoid the big, integrated firms that are less closely tied to the price of oil and are seeing declining margins in their refining businesses.

IT, INDUSTRIALS DETRACTED

Stock selection among information technology stocks detracted most from relative return, led by holdings in the software, internet software &
services, and IT services industries. Indeed, the sector was home to the five largest individual detractors from relative performance, led by enterprise software firm VMWare. This overweight position was eliminated after the firm gave a surprisingly poor profit forecast. The number-two detractor was IBM, which reported good results and bought back stock during the period. The portfolio had no exposure to the stock.

With the exception of utilities (a tiny portion of the fund and index), industrials was the only other sector to detract from relative performance, as it hurt to be significantly underweight the road & rail and air freight industries. The leading detractor in the sector was an overweight position in
Continental Airlines, as investors worried about the effects of rising fuel costs and a slowing economy. We eliminated the position during the period.

OUTLOOK

The investment process focuses on large companies exhibiting sustainable improvement in their businesses. We believe that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2008, we found opportunity in the health care sector, the portfolio's largest overweight position. The most notable sector underweight was in information technology shares.

Top Five Industries as of April 30, 2008
                                           % of net        % of net
                                         assets as of    assets as of
                                           4/30/08         10/31/07
Health Care Equipment & Supplies             8.2%            8.8%
Communications Equipment                     8.1%            7.2%
Aerospace & Defense                          6.4%            3.1%
Oil, Gas & Consumable Fuels                  6.4%            7.1%
Semiconductors &
Semiconductor Equipment                      5.7%            3.4%

Types of Investments in Portfolio
                                           % of net        % of net
                                         assets as of    assets as of
                                           4/30/08         10/31/07
Domestic Common Stocks                      93.1%            95.1%
Foreign Common Stocks(1)                     6.3%            4.3%
TOTAL COMMON STOCKS                         99.4%            99.4%

Temporary Cash Investments                   0.5%            0.7%
Other Assets and Liabilities(2)              0.1%           (0.1)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                            Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 6.4%
   1,802,100  Honeywell International Inc.                $ 107,044,740
   1,276,300  Raytheon Co.                                   81,644,911
   1,135,800  United Technologies Corp.                      82,311,426
                                                          -------------
                                                            271,001,077
                                                          -------------
AUTO COMPONENTS -- 2.2%
   1,843,400  BorgWarner, Inc.                               90,603,110
                                                          -------------
BEVERAGES -- 3.9%
   1,579,000  Coca-Cola Co. (The)                            92,955,730
   1,064,500  PepsiCo, Inc.                                  72,950,185
                                                          -------------
                                                            165,905,915
                                                          -------------
BIOTECHNOLOGY -- 1.4%
     277,800  Genentech, Inc.(1)                             18,945,960
     788,100  Gilead Sciences, Inc.(1)                       40,792,056
                                                          -------------
                                                             59,738,016
                                                          -------------
BUILDING PRODUCTS -- 0.3%
     615,300  Masco Corp.                                    11,204,613
                                                          -------------
CAPITAL MARKETS -- 3.6%
   2,656,700  Invesco Ltd.                                   68,144,355
     586,400  Northern Trust Corp.                           43,458,104
   1,217,000  Waddell & Reed Financial, Inc. Cl A            41,207,620
                                                          -------------
                                                            152,810,079
                                                          -------------
CHEMICALS -- 1.7%
     639,400  Monsanto Co.                                   72,904,388
                                                          -------------
COMMUNICATIONS EQUIPMENT -- 8.1%
   1,761,700  ADC Telecommunications, Inc.(1)                24,699,034
     466,700  Ciena Corp.(1)                                 15,779,127
   2,549,300  Cisco Systems Inc.(1)                          65,364,052
   2,582,000  Corning Inc.                                   68,965,220
   3,020,700  JDS Uniphase Corp.(1)                          43,226,217
   2,459,800  QUALCOMM Inc.                                 106,238,769
     130,000  Research In Motion Ltd.(1)                     15,811,900
                                                          -------------
                                                            340,084,319
                                                          -------------
COMPUTERS & PERIPHERALS -- 4.6%
     817,900  Apple Inc.(1)                                 142,273,705
   2,490,800  Dell Inc.(1)                                   46,403,604
     348,300  EMC Corp.(1)                                    5,363,820
                                                          -------------
                                                            194,041,129

                                                          -------------
Shares                                                            Value

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
      53,000  CME Group Inc.                                $24,244,850
     171,700  IntercontinentalExchange Inc.(1)               26,639,255
                                                          -------------
                                                             50,884,105
                                                          -------------
ELECTRIC UTILITIES -- 0.5%
     302,000  FPL Group, Inc.                                20,019,580
                                                          -------------
ELECTRICAL EQUIPMENT -- 4.1%
   1,268,600  Cooper Industries, Ltd. Cl A                   53,775,954
   1,916,500  Emerson Electric Co.                          100,156,290
      57,700  First Solar Inc.(1)                            16,847,823
                                                          -------------
                                                            170,780,067
                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
   3,320,900  Flextronics International Ltd.(1)              34,504,151
                                                          -------------
ENERGY EQUIPMENT & SERVICES -- 3.0%
     407,600  Helmerich & Payne, Inc.                        21,908,500
     460,000  Schlumberger Ltd.                              46,253,000
     399,200  Transocean Inc.(1)                             58,866,032
                                                          -------------
                                                            127,027,532
                                                          -------------
FOOD & STAPLES RETAILING -- 4.0%
   1,086,400  Costco Wholesale Corp.                         77,406,000
   1,543,800  Wal-Mart Stores, Inc.                          89,509,524
                                                          -------------
                                                            166,915,524
                                                          -------------
FOOD PRODUCTS -- 0.8%
      68,600  Nestle SA ORD                                  32,915,814
                                                          -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.2%
   1,129,000  Baxter International Inc.                      70,359,280
   1,069,400  Becton, Dickinson & Co.                        95,604,360
     472,100  C.R. Bard, Inc.                                44,457,657
   1,088,200  DENTSPLY International Inc.                    42,298,334
     228,400  Gen-Probe Inc.(1)                              12,872,624
     192,800  Idexx Laboratories, Inc.(1)                    10,256,960
      97,200  Intuitive Surgical Inc.(1)                     28,116,072
     872,000  Medtronic, Inc.                                42,448,960
                                                          -------------
                                                            346,414,247
                                                          -------------
HEALTH CARE PROVIDERS & SERVICES -- 1.0%
     358,000  Laboratory Corp. of America Holdings(1)        27,071,960
     401,400  VCA Antech Inc.(1)                             12,993,318
                                                          -------------
                                                             40,065,278
                                                          -------------
HOTELS, RESTAURANTS & LEISURE -- 1.3%
   1,589,500  Darden Restaurants, Inc.                       56,554,410
                                                          -------------

------
7

Growth

Shares                                                            Value

HOUSEHOLD DURABLES -- 0.8%
     628,500  KB Home(2)                                    $14,141,250
     266,400  Mohawk Industries Inc.(1)                      20,297,016
                                                          -------------
                                                             34,438,266
                                                          -------------
HOUSEHOLD PRODUCTS -- 1.3%
     803,700  Procter & Gamble Co. (The)                     53,888,085
                                                          -------------
INDUSTRIAL CONGLOMERATES -- 0.4%
     464,100  General Electric Co.                           15,176,070
                                                          -------------
INSURANCE -- 1.1%
     862,300  Chubb Corp.                                    45,676,031
                                                          -------------
INTERNET & CATALOG RETAIL -- 0.6%
     175,400  priceline.com Inc.(1)                          22,388,056
                                                          -------------
INTERNET SOFTWARE & SERVICES -- 0.9%
      65,900  Google Inc. Cl A(1)                            37,845,711
                                                          -------------
IT SERVICES -- 1.2%
     267,100  Global Payments Inc.                           11,821,846
     485,800  Visa Inc. Cl A(1)                              40,540,010
                                                          -------------
                                                             52,361,856
                                                          -------------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
     133,000  Illumina, Inc.(1)                              10,359,370
     518,700  QIAGEN N.V.(1)(2)                              11,520,327
   1,324,000  Thermo Fisher Scientific Inc.(1)               76,619,880
                                                          -------------
                                                             98,499,577
                                                          -------------
MACHINERY -- 3.0%
     205,900  Caterpillar Inc.                               16,859,092
     808,500  Eaton Corp.                                    71,018,640
     388,300  Valmont Industries, Inc.                       38,232,018
                                                          -------------
                                                            126,109,750
                                                          -------------
MEDIA -- 1.9%
   2,065,700  Viacom Inc. Cl B(1)                            79,405,508
                                                          -------------
METALS & MINING -- 1.6%
     589,400  Freeport-McMoRan Copper & Gold, Inc.           67,044,250
                                                          -------------
MULTILINE RETAIL -- 1.1%
   2,112,900  Family Dollar Stores, Inc.                     45,216,060
                                                          -------------
OIL, GAS & CONSUMABLE FUELS -- 6.4%
     692,900  Apache Corp.                                   93,319,772
     798,200  Devon Energy Corp.                             90,515,880
      84,100  EOG Resources Inc.                             10,973,368
   1,207,700  XTO Energy Inc.                                74,708,322
                                                          -------------
                                                            269,517,342
                                                          -------------

Shares                                                            Value

PHARMACEUTICALS -- 3.3%
   1,480,200  Allergan, Inc.                                $83,438,874
     822,400  Novo Nordisk AS B Shares ORD(2)                56,697,037
                                                          -------------
                                                            140,135,911
                                                          -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
     227,200  Digital Realty Trust Inc.                       8,804,000
     468,300  Weingarten Realty Investors                    17,275,587
                                                          -------------
                                                             26,079,587
                                                          -------------
ROAD & RAIL -- 0.4%
     114,700  Union Pacific Corp.                            16,653,293
                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
   1,136,500  Altera Corp.                                   24,184,720
     926,000  Applied Materials, Inc.                        17,279,160
   3,540,700  Intel Corp.                                    78,815,982
   2,075,700  Linear Technology Corp.(2)                     72,566,472
     308,900  MEMC Electronic Materials Inc.(1)              19,451,433
   1,082,300  Xilinx, Inc.                                   26,808,571
                                                          -------------
                                                            239,106,338
                                                          -------------
SOFTWARE -- 4.4%
     372,200  Electronic Arts Inc.(1)                        19,157,134
   3,307,000  Microsoft Corp.                                94,315,640
   1,668,900  Oracle Corp.(1)                                34,796,565
     524,200  Salesforce.com Inc.(1)                         34,979,866
                                                          -------------
                                                            183,249,205
                                                          -------------
SPECIALTY RETAIL -- 3.8%
     711,400  Advance Auto Parts, Inc.                       24,671,352
   2,229,200  Lowe's Companies, Inc.                         56,153,548
     502,500  TJX Companies, Inc. (The)                      16,190,550
   1,884,700  Urban Outfitters Inc.(1)                       64,550,975
                                                          -------------
                                                            161,566,425
                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
   1,395,400  American Tower Corp. Cl A(1)                   60,588,268
                                                          -------------
TOTAL COMMON STOCKS
(Cost $3,628,643,125)                                     4,179,318,943
                                                          -------------

------
8

Growth

                                                                             Value
Temporary Cash Investments -- 0.5%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $20,412,462), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $20,001,067)
(Cost $20,000,000)                                                    $ 20,000,000
                                                                    --------------

Temporary Cash Investments - Securities
Lending Collateral(3) -- 0.4%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled
account at the lending agent), 1.98%, dated 4/30/08, due
5/1/08 (Delivery value $3,046,616)                                       3,046,448

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.99%, dated
4/30/08, due 5/1/08 (Delivery value $3,250,180)                          3,250,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated
4/30/08, due 5/1/08 (Delivery value $3,250,178)                          3,250,000

                                                                             Value

Repurchase Agreement, Lehman Brothers Inc. / Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the
lending agent), 2.39%, dated 4/30/08, due 5/1/08 (Delivery
value $3,250,216)                                                       $3,250,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated
4/30/08, due 5/1/08 (Delivery value $3,250,178)                          3,250,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $16,046,448)                                                      16,046,448
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $3,664,689,573)                                                4,215,365,391
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                (12,403,979)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $4,202,961,412
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                              Settlement                      Unrealized
     Contracts to Sell           Date               Value    Gain (Loss)

    23,577,820  CHF for USD     5/30/08       $22,772,612        $62,385

   177,309,440  DKK for USD     5/30/08        37,110,019         19,018
                                            -------------   ------------
                                              $59,882,631        $81,403
                                            =============   ============

(Value on Settlement Date $59,964,034)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Vista

Total Returns as of April 30, 2008

                                           Average Annual Returns

                        6          1        5       10      Since     Inception
                    months(1)    year     years   years   Inception     Date

INVESTOR CLASS       -12.31%    11.11%   18.19%   9.05%     11.02%    11/25/83

RUSSELL MIDCAP
GROWTH INDEX(2)       -8.44%    -1.93%   15.29%   5.75%     N/A(3)       --

Institutional
Class                -12.23%    11.32%   18.39%   9.26%     8.03%     11/14/96

Advisor Class        -12.44%    10.80%   17.90%   8.79%     6.83%      10/2/96

R Class              -12.55%    10.55%     --       --      12.38%     7/29/05

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Vista

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years

Periods ended April 30

                1999      2000      2001      2002      2003     2004     2005    2006     2007     2008

Investor
Class         -15.78%   125.22%   -22.00%   -15.93%   -17.07%   43.43%   2.10%   31.13%    8.17%   11.11%

Russell
Midcap
Growth
Index          12.33%    53.02%   -29.47%   -15.01%   -16.67%   36.14%   7.05%   28.27%   11.13%   -1.93%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

In February, David Hollond left the Vista team to focus on the American
Century Giftrust, Heritage and VP Capital Appreciation funds.

PERFORMANCE SUMMARY

Vista returned -12.31%* for the six months ended April 30, 2008, underperforming the -8.44% return of its benchmark, the Russell Midcap Growth
Index.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, mid-cap stocks outpaced their large- and small-cap counterparts, and mid-cap growth-oriented shares outperformed mid-cap value stocks.

Within the portfolio, effective security selection and an overweight allocation to the materials sector contributed positively to the portfolio's relative performance. But it wasn't enough to overcome the detrimental effect of individual security selection within the energy, information technology, and consumer discretionary sectors and an underweight position in energy.

Vista also maintained a significant allocation to foreign holdings. During the reporting period, these holdings detracted from portfolio returns.

CONSUMER DISCRETIONARY LAGGED

The consumer discretionary group also weighed on Vista's performance. The portfolio has benefited in the past from a stake in the hotels, restaurants and leisure group, where we focused on several casinos and makers of slot machines. During the reporting period, though, this group--including holding
Las Vegas Sands--suffered traffic declines and detracted from performance.

INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Within the industrials sector, the portfolio held an overweight position in machinery company Flowserve. A maker of pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries, Flowserve was the largest contributor to portfolio performance for the reporting period as its share price gained 58%.

Also in the industrials sector, we maintained an overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders

Top Ten Holdings as of April 30, 2008
                                          % of net         % of net
                                        assets as of     assets as of
                                           4/30/08         10/31/07
Owens-Illinois Inc.                         5.1%             2.2%
Flowserve Corp.                             3.8%             1.2%
Thermo Fisher Scientific Inc.               3.0%             3.4%
Monsanto Co.                                2.8%             2.1%
SBA Communications Corp. Cl A               2.5%             2.4%
MasterCard Inc. Cl A                        2.4%             0.9%
AGCO Corp.                                  2.3%             2.5%
Medco Health Solutions Inc.                 2.2%             2.0%
Aflac Inc.                                  2.2%              --
Express Scripts, Inc.                       2.2%             2.9%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
12

Vista

in global aviation. But during the reporting period, this group lost ground amid market volatility and investor nervousness. BE Aerospace and Precision
Castparts, in particular, declined 19% and 21%, respectively, and detracted from portfolio performance.

MATERIALS CONTRIBUTED

A higher standard of living in emerging-market countries, lower availability of farmland, and greater global focus on biofuels translated into growing global demand for agriculture. This increased demand in turn led to a corresponding rise in commodities prices that benefited select chemicals companies within the materials sector during the reporting period.

Notably, Monsanto--a producer of corn seed--benefited from escalating corn prices. Not a constituent of the benchmark, Monsanto was a substantial contributor to relative performance. Also within the materials sector, agricultural chemicals company Mosaic was a contributor to absolute and relative portfolio returns as the company continued to benefit from secularly higher demand in the fertilizer market.

Owens-Illinois--Vista's largest holding--was a meaningful positive contributor to performance, as the packaging giant was one of the rare companies to sharply exceed earnings estimates in the reporting period. For the first quarter of 2008 in particular, the company's earnings more than tripled as it benefited from increased prices, an improved product mix, and manufacturing efficiencies.

OUTLOOK

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite the volatility and the market's tilt away from momentum-style investing during the course of the reporting period, we find the current environment accommodating to our disciplined, consistent style. Our process of identifying companies with accelerating growth and price momentum continues to identify opportunities, particularly among companies with exposure to commodities in the global economy.

Top Five Industries as of April 30, 2008
                                         % of net          % of net
                                       assets as of      assets as of
                                          4/30/08          10/31/07
Semiconductors &
Semiconductor Equipment                    7.9%              6.2%
Machinery                                  7.4%              5.3%
Oil, Gas & Consumable Fuels                6.2%               --
Chemicals                                  6.0%              3.8%
Specialty Retail                           5.2%              5.2%

Types of Investments in Portfolio
                                         % of net          % of net
                                       assets as of      assets as of
                                          4/30/08          10/31/07
Domestic Common Stocks                     83.3%             87.8%
Foreign Common Stocks(1)                   14.4%             10.1%
TOTAL COMMON STOCKS                        97.7%             97.9%

Temporary Cash Investments                 6.0%              2.8%
Other Assets and Liabilities              (3.7)%            (0.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
Vista

APRIL 30, 2008 (UNAUDITED)

Shares                                                              Value

Common Stocks -- 97.7%

AEROSPACE & DEFENSE -- 3.6%

     306,000  Alliant Techsystems Inc.(1)                     $33,586,560
   1,489,000  BE Aerospace, Inc.(1)                            60,096,040
     207,000  Precision Castparts Corp.                        24,334,920
                                                           --------------
                                                              118,017,520
                                                           --------------
AUTO COMPONENTS -- 0.8%
   1,706,000  ArvinMeritor, Inc.                               25,487,640
                                                           --------------
BIOTECHNOLOGY -- 3.3%
     585,000  Alexion Pharmaceuticals Inc.(1)                  41,172,300
   1,211,000  BioMarin Pharmaceutical Inc.(1)                  44,153,060
     678,000  CSL Ltd. ORD                                     25,443,942
                                                           --------------
                                                              110,769,302
                                                           --------------
CAPITAL MARKETS -- 2.0%
     168,000  BlackRock, Inc.                                  33,900,720
     408,000  FCStone Group, Inc.(1)                           16,899,360
     222,000  Northern Trust Corp.                             16,452,420
                                                           --------------
                                                               67,252,500
                                                           --------------
CHEMICALS -- 6.0%
     288,000  Intrepid Potash, Inc.(1)                         13,677,120
     807,000  Monsanto Co.                                     92,014,140
     245,000  Mosaic Co. (The)(1)                              30,014,950
     208,000  Syngenta AG ORD                                  62,150,994
                                                           --------------
                                                              197,857,204
                                                           --------------
COMMERCIAL BANKS -- 0.5%
     209,000  Credicorp Ltd.                                   16,795,240
                                                           --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
     813,000  FTI Consulting, Inc.(1)                          52,032,000
                                                           --------------
COMMUNICATIONS EQUIPMENT -- 0.5%
   1,191,000  JDS Uniphase Corp.(1)                            17,043,210
                                                           --------------
COMPUTERS & PERIPHERALS -- 0.6%
     122,000  Apple Inc.(1)                                    21,221,900
                                                           --------------
CONSTRUCTION & ENGINEERING -- 3.8%
   1,077,000  Foster Wheeler Ltd.(1)                           68,594,130
   1,541,000  Quanta Services, Inc.(1)                         40,898,140
     316,000  Shaw Group Inc. (The)(1)                         15,616,720
                                                           --------------
                                                              125,108,990
                                                           --------------
CONTAINERS & PACKAGING -- 5.1%
   3,083,000  Owens-Illinois Inc.(1)                          170,027,450

                                                           --------------
Shares                                                              Value

DIVERSIFIED CONSUMER SERVICES -- 0.9%
     377,000  DeVry Inc.                                      $21,489,000
     108,000  ITT Educational Services Inc.(1)                  8,279,280
                                                           --------------
                                                               29,768,280
                                                           --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
     142,289  Nasdaq Stock Market, Inc. (The)(1)                5,186,434
                                                           --------------
ELECTRICAL EQUIPMENT -- 3.6%
     197,000  First Solar Inc.(1)                              57,522,030
   1,279,000  JA Solar Holdings Co., Ltd. ADR(1)               30,708,790
     301,000  Vestas Wind Systems AS ORD(1)                    33,050,585
                                                           --------------
                                                              121,281,405
                                                           --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
     178,982  Molex Inc.                                        5,079,509
                                                           --------------
ENERGY EQUIPMENT & SERVICES -- 4.4%
     118,000  Core Laboratories N.V.(1)                        14,783,040
     566,394  Dresser-Rand Group Inc.(1)                       20,713,029
     352,000  Helmerich & Payne, Inc.                          18,920,000
     873,000  Patterson-UTI Energy Inc.                        24,391,620
     829,000  Weatherford International Ltd.(1)                66,875,430
                                                           --------------
                                                              145,683,119
                                                           --------------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
     437,000  Community Health Systems Inc.(1)                 16,400,610
   1,028,866  Express Scripts, Inc.(1)                         72,041,197
   1,492,000  Medco Health Solutions Inc.(1)                   73,913,680
                                                           --------------
                                                              162,355,487
                                                           --------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
     181,179  Panera Bread Co. Cl A(1)                          9,468,415
     596,000  WMS Industries Inc.(1)                           21,569,240
                                                           --------------
                                                               31,037,655
                                                           --------------
HOUSEHOLD DURABLES -- 0.5%
     453,000  Tupperware Brands Corp.                          17,848,200
                                                           --------------
INDUSTRIAL CONGLOMERATES -- 1.0%
     620,000  McDermott International, Inc.(1)                 33,219,600
                                                           --------------
INSURANCE -- 2.2%
   1,108,000  Aflac Inc.                                       73,870,360
                                                           --------------
INTERNET & CATALOG RETAIL -- 1.0%
     257,000  priceline.com Inc.(1)                            32,803,480
                                                           --------------

14
------

Vista

Shares                                                              Value

INTERNET SOFTWARE & SERVICES -- 1.2%
     484,000  Mercadolibre Inc.(1)                            $24,480,720
     469,000  VeriSign, Inc.(1)                                16,907,450
                                                           --------------
                                                               41,388,170
                                                           --------------
IT SERVICES -- 2.4%
     281,000  MasterCard Inc. Cl A                             78,162,960
                                                           --------------
LIFE SCIENCES TOOLS & SERVICES -- 5.1%
     198,000  Covance Inc.(1)                                  16,590,420
     362,000  Invitrogen Corp.(1)                              33,872,340
     825,000  Parexel International Corp.(1)                   20,955,000
   1,711,000  Thermo Fisher Scientific Inc.(1)                 99,015,571
                                                           --------------
                                                              170,433,331
                                                           --------------
MACHINERY -- 7.4%
   1,285,183  AGCO Corp.(1)                                    77,278,054
     335,000  Bucyrus International, Inc.                      42,186,550
   1,029,000  Flowserve Corp.                                 127,688,610
                                                           --------------
                                                              247,153,214
                                                           --------------
METALS & MINING -- 3.1%
     330,000  Agnico-Eagle Mines Ltd.                          20,608,500
     417,000  Cia Siderurgica Nacional SA ADR                  17,993,550
     207,000  Cleveland-Cliffs Inc.                            33,202,800
     111,000  Mechel OAO ADR(1)                                16,183,800
     698,000  Timminco Ltd. ORD(1)                             13,523,534
                                                           --------------
                                                              101,512,184
                                                           --------------
OIL, GAS & CONSUMABLE FUELS -- 6.2%
   1,008,000  Alpha Natural Resources, Inc.(1)                 49,039,200
     615,000  Consol Energy Inc.                               49,790,400
     270,000  Foundation Coal Holdings, Inc.                   16,194,600
     708,000  Quicksilver Resources Inc.(1)                    29,374,920
     765,000  Southwestern Energy Co.(1)                       32,367,150
     341,000  Ultra Petroleum Corp.(1)                         28,326,870
                                                           --------------
                                                              205,093,140
                                                           --------------
PERSONAL PRODUCTS -- 1.4%
     611,000  Avon Products, Inc.                              23,841,220
     528,000  Herbalife Ltd.                                   23,115,840
                                                           --------------
                                                               46,957,060
                                                           --------------
ROAD & RAIL -- 2.6%
     679,000  CSX Corp.                                        42,743,050
     576,000  Kansas City Southern Industries, Inc.(1)         25,966,080
     132,000  Union Pacific Corp.                              19,165,080
                                                           --------------
                                                               87,874,210
                                                           --------------

Shares                                                              Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.9%
   1,159,000  Altera Corp.                                    $24,663,520
     882,000  Applied Materials, Inc.                          16,458,120
     618,000  Broadcom Corp. Cl A(1)                           16,043,280
     567,000  Intersil Corp. Cl A                              15,150,240
     482,000  Linear Technology Corp.                          16,850,720
     846,000  MEMC Electronic Materials Inc.(1)                53,272,619
   1,394,000  Microsemi Corp.(1)                               34,153,000
   3,338,000  PMC-Sierra, Inc.(1)                              25,936,260
   2,502,000  Teradyne, Inc.(1)                                33,251,580
   1,019,000  Xilinx, Inc.                                     25,240,630
                                                           --------------
                                                              261,019,969
                                                           --------------
SOFTWARE -- 3.3%
   2,340,000  Activision, Inc.(1)                              63,297,000
     757,997  Informatica Corp.(1)                             12,097,632
     492,000  McAfee Inc.(1)                                   16,359,000
      30,000  Nintendo Co., Ltd. ORD                           16,471,946
                                                           --------------
                                                              108,225,578
                                                           --------------
SPECIALTY RETAIL -- 5.2%
     688,000  Aeropostale Inc.(1)                              21,871,520
   1,098,000  GameStop Corp. Cl A(1)                           60,433,920
     371,000  Guess?, Inc.                                     14,201,880
     331,000  J. Crew Group Inc.(1)                            15,722,500
     215,305  Tractor Supply Co.(1)                             7,656,246
   1,535,000  Urban Outfitters Inc.(1)                         52,573,750
                                                           --------------
                                                              172,459,816
                                                           --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
      56,000  Deckers Outdoor Corp.(1)                          7,731,920
                                                           --------------
TOBACCO -- 0.2%
     147,707  UST Inc.                                          7,691,103
                                                           --------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.9%
     857,000  MetroPCS Communications, Inc.(1)                 16,831,480
     686,163  NII Holdings, Inc.(1)                            31,385,096
   2,546,000  SBA Communications Corp. Cl A(1)                 82,337,640
                                                           --------------
                                                              130,554,216
                                                           --------------
TOTAL COMMON STOCKS
(Cost $2,585,529,811)                                       3,246,003,356
                                                           --------------

------
15

Vista

                                                                     Value

Temporary Cash Investments -- 6.0%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations,
7.25%, 8/15/22, valued at $35,296,159), in a joint
trading account at 1.87%, dated 4/30/08, due 5/1/08
(Delivery value $34,601,797)                                   $34,600,000

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations,
7.875%-8.75%, 8/15/20-2/15/21, valued at $168,994,003),
in a joint trading account at 1.90%, dated 4/30/08, due
5/1/08 (Delivery value $165,708,745)                           165,700,000
                                                            --------------

                                                                     Value

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $200,300,000)                                           $200,300,000
                                                            --------------
TOTAL INVESTMENT SECURITIES -- 103.7%
(Cost $2,785,829,811)                                        3,446,303,356
                                                            --------------
OTHER ASSETS AND LIABILITIES -- (3.7)%                       (123,470,929)
                                                            --------------
TOTAL NET ASSETS -- 100.0%                                  $3,322,832,427
                                                            ==============

Forward Foreign Currency Exchange Contracts

                              Settlement                         Unrealized
     Contracts to Sell           Date                Value      Gain (Loss)
    16,272,000  AUD for USD     5/30/08       $ 15,290,479        $(85,013)
    10,525,840  CAD for USD     5/30/08         10,444,673         (91,410)
    50,710,400  CHF for USD     5/30/08         48,978,586          133,312
   123,771,200  DKK for USD     5/30/08         25,904,721            8,972
   864,000,000  JPY for USD     5/30/08          8,323,080          (9,645)
                                            --------------     ------------
                                              $108,941,539        $(43,784)
                                            ==============     ============

(Value on Settlement Date $108,897,755)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1)  Non-income producing.

See Notes to Financial Statements.

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16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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17

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value      11/1/07 -         Expense
                    Value 11/1/07     4/30/08          4/30/08          Ratio*
Growth

ACTUAL

Investor Class         $1,000         $938.90           $4.82            1.00%

Institutional
Class                  $1,000         $939.40           $3.86            0.80%

Advisor Class          $1,000         $937.80           $6.02            1.25%

R Class                $1,000         $936.30           $7.22            1.50%

HYPOTHETICAL

Investor Class         $1,000        $1,019.89          $5.02            1.00%

Institutional
Class                  $1,000        $1,020.89          $4.02            0.80%

Advisor Class          $1,000        $1,018.65          $6.27            1.25%

R Class                $1,000        $1,017.40          $7.52            1.50%

Vista

ACTUAL

Investor Class         $1,000         $876.90           $4.67            1.00%

Institutional
Class                  $1,000         $877.70           $3.73            0.80%

Advisor Class          $1,000         $875.60           $5.83            1.25%

R Class                $1,000         $874.50           $6.99            1.50%

HYPOTHETICAL

Investor Class         $1,000        $1,019.89          $5.02            1.00%

Institutional
Class                  $1,000        $1,020.89          $4.02            0.80%

Advisor Class          $1,000        $1,018.65          $6.27            1.25%

R Class                $1,000        $1,017.40          $7.52            1.50%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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18

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
                                                           Growth            Vista

ASSETS

Investment securities, at value (cost of
$3,648,643,125 and $2,785,829,811,
respectively) -- including $14,783,978 and $-
of securities on loan, respectively                $4,199,318,943   $3,446,303,356

Investments made with cash collateral received
for securities on loan, at value (cost of
$16,046,448 and $-, respectively)                      16,046,448               --
                                                   --------------   --------------
Total investment securities, at value (cost of
$3,664,689,573 and $2,785,829,811, respectively)    4,215,365,391    3,446,303,356

Cash                                                      319,615               --

Receivable for investments sold                        63,626,319       90,162,098

Receivable for forward foreign currency
exchange contracts                                         81,403          142,284

Dividends and interest receivable                       2,152,702        1,575,688
                                                   --------------   --------------
                                                    4,281,545,430    3,538,183,426
                                                   --------------   --------------

LIABILITIES

Disbursements in excess of demand deposit cash                 --          437,405

Payable for collateral received for securities
on loan                                                16,046,448               --

Payable for investments purchased                      59,161,619      212,139,684

Payable for forward foreign currency exchange
contracts                                                      --          186,068

Accrued management fees                                 3,336,075        2,513,923

Distribution and service fees payable                      39,876           73,919
                                                   --------------   --------------
                                                       78,584,018      215,350,999
                                                   --------------   --------------

NET ASSETS                                         $4,202,961,412   $3,322,832,427
                                                   ==============   ==============

See Notes to Financial Statements.

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19

APRIL 30, 2008 (UNAUDITED)
                                                           Growth            Vista

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)            $3,736,714,896   $2,597,501,654

Accumulated undistributed net investment income
(loss)                                                  2,882,630      (9,310,463)

Accumulated undistributed net realized gain
(loss) on investment and foreign currency
transactions                                         (87,431,387)       74,246,695

Net unrealized appreciation on investments and
translation of assets and liabilities in
foreign currencies                                    550,795,273      660,394,541
                                                   --------------   --------------
                                                   $4,202,961,412   $3,322,832,427
                                                   ==============   ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                         $3,788,574,027   $2,736,353,695

Shares outstanding                                    150,909,035      141,666,046

Net asset value per share                                  $25.11           $19.32

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                           $219,695,923     $223,281,051

Shares outstanding                                      8,679,813       11,299,826

Net asset value per share                                  $25.31           $19.76

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                           $191,606,545     $355,466,318

Shares outstanding                                      7,752,834       18,894,566

Net asset value per share                                  $24.71           $18.81

R CLASS, $0.01 PAR VALUE

Net assets                                             $3,084,917       $7,731,363

Shares outstanding                                        124,968          406,141

Net asset value per share                                  $24.69           $19.04

See Notes to Financial Statements.

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20

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
                                                           Growth            Vista
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$245,995 and $219,608, respectively)                 $ 23,350,851      $ 5,752,578

Interest                                                  432,214          956,489

Securities lending, net                                   222,148               --
                                                   --------------   --------------
                                                       24,005,213        6,709,067
                                                   --------------   --------------

EXPENSES:

Management fees                                        20,517,152       15,647,138

Distribution fees:

 Advisor Class                                             40,572               --

 C Class                                                      939            4,185

Service fees:

 Advisor Class                                             40,572               --

 C Class                                                      313            1,395

Distribution and service fees:

 Advisor Class                                            199,064          443,419

 R Class                                                    6,875           12,293

Directors' fees and expenses                               50,645           40,013

Other expenses                                              7,167            7,628
                                                   --------------   --------------
                                                       20,863,299       16,156,071
                                                   --------------   --------------

NET INVESTMENT INCOME (LOSS)                            3,141,914      (9,447,004)
                                                   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                87,981,960       88,141,860

Foreign currency transactions                         (4,361,337)      (8,335,880)
                                                   --------------   --------------
                                                       83,620,623       79,805,980
                                                   --------------   --------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                         (371,232,653)    (520,746,634)

Translation of assets and liabilities in
foreign currencies                                        268,452          170,627
                                                   --------------   --------------
                                                    (370,964,201)    (520,576,007)
                                                   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)             (287,343,578)    (440,770,027)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                    $(284,201,664)   $(450,217,031)
                                                   ==============   ==============

See Notes to Financial Statements.

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21

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

                                  Growth                                Vista
Increase
(Decrease) in Net
Assets                         2008               2007                2008               2007

OPERATIONS

Net investment
income (loss)            $3,141,914         $8,565,562        $(9,447,004)      $(16,538,483)

Net realized gain
(loss)                   83,620,623        737,622,135          79,805,980        328,007,590

Change in net
unrealized
appreciation
(depreciation)        (370,964,201)        215,035,112       (520,576,007)        795,623,414
                     --------------     --------------     ---------------    ---------------
Net increase
(decrease) in net
assets resulting
from operations       (284,201,664)        961,222,809       (450,217,031)      1,107,092,521
                     --------------     --------------     ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:
 Investor
 Class                  (5,142,411)        (2,635,083)                  --                 --

 Institutional
 Class                    (895,366)        (2,056,902)                  --                 --

From net realized
gains:

 Investor
 Class                           --                 --       (254,880,472)       (15,549,310)

 Institutional
 Class                           --                 --        (21,928,910)        (1,008,670)

 Advisor Class                   --                 --        (35,302,295)        (1,649,953)

 C Class                         --                 --                  --           (26,987)

 R Class                         --                 --           (388,974)            (2,660)
                     --------------     --------------     ---------------    ---------------
Decrease in net
assets from
distributions           (6,037,777)        (4,691,985)       (312,500,651)       (18,237,580)
                     --------------     --------------     ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets
from capital
share transactions    (134,890,981)    (1,121,480,853)         519,814,571        165,576,023
                     --------------     --------------     ---------------    ---------------

NET INCREASE
(DECREASE) IN NET
ASSETS                (425,130,422)      (164,950,029)       (242,903,111)      1,254,430,964

NET ASSETS
Beginning of
period                4,628,091,834      4,793,041,863       3,565,735,538      2,311,304,574
                     --------------     --------------     ---------------    ---------------
End of period        $4,202,961,412     $4,628,091,834      $3,322,832,427     $3,565,735,538
                     ==============     ==============     ===============    ===============

Accumulated
undistributed
net investment
income (loss)            $2,882,630         $5,778,262        $(9,310,463)           $135,602
                     ==============     ==============     ===============    ===============

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Growth Fund (Growth) and Vista Fund
(Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. Prior to December 3,
2007, the funds were authorized to issue the C Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Growth may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of
Operations. Growth continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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23

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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24

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On September 25, 2007, the Advisor Class shareholders of Growth approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. Effective December 3, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operation expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Growth ranges from 0.80% to 1.00% for the
Investor Class, Advisor Class, C Class and R Class. Prior to December 3, 2007,
the Advisor Class was 0.25% less at each point within the range for Growth.
The annual management fee schedule for Vista is 1.00% for the Investor Class,
Advisor Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range for the funds.

The effective annual management fee for each class of each fund for the six months ended April 30, 2008, was as follows:

                                          Growth             Vista

Investor                                   1.00%             1.00%

Institutional                              0.80%             0.80%

Advisor                                    0.95%             1.00%

R                                          1.00%             1.00%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. Prior to December 3, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan, pursuant to Rule
12b-1 of the 1940 Act, which provided that the Advisor Class of Growth would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of
0.75% and service fee of 0.25%. The plans provide that the R Class will pay
ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares.
Fees incurred under the plans during the six months ended April 30, 2008, are detailed in the Statement of Operations.

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25

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Growth has a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2008, were as follows:

                                           Growth                 Vista

Purchases                          $2,823,751,101        $2,390,859,537

Proceeds from sales                $2,959,881,027        $2,200,830,601

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                   Six months ended                        Year ended
                                     April 30, 2008                  October 31, 2007

                            Shares           Amount         Shares             Amount

Growth

INVESTOR
CLASS/SHARES
AUTHORIZED             800,000,000                     800,000,000
                      ============                    ============
Sold                     6,508,654     $162,059,917     16,976,807       $399,134,867

Issued in
reinvestment of
distributions              177,027        4,567,294        108,333          2,425,571

Redeemed              (10,077,675)    (249,365,499)   (42,268,248)    (1,005,443,921)
                      ------------   --------------   ------------    ---------------
                       (3,391,994)     (82,738,288)   (25,183,108)      (603,883,483)
                      ------------   --------------   ------------   ----------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             150,000,000                     150,000,000
                      ============                    ============
Sold                       584,118       14,655,059     10,007,473        248,497,432

Issued in
reinvestment of
distributions               34,450          895,366         91,175          2,056,902

Redeemed               (2,471,951)     (64,799,453)   (33,807,486)      (861,252,969)
                      ------------   --------------   ------------   ----------------
                       (1,853,383)     (49,249,028)   (23,708,838)      (610,698,635)
                      ------------   --------------   ------------   ----------------
ADVISOR
CLASS/SHARES
AUTHORIZED             310,000,000                     210,000,000
                      ============                    ============
Sold                       820,023       19,860,167      5,728,920        134,469,921

Issued in
connection with
reclassification
(Note 9)                    61,986        1,519,904             --                 --

Redeemed                 (974,454)     (23,621,851)    (1,847,995)       (43,503,786)
                      ------------   --------------   ------------   ----------------
                          (92,445)      (2,241,780)      3,880,925         90,966,135
                      ------------   --------------   ------------   ----------------
C CLASS/SHARES
AUTHORIZED                     N/A                     100,000,000
                      ============                    ============
Sold                           117            2,858         33,264            762,257

Redeemed in
connection with
reclassification
(Note 9)                  (61,986)      (1,519,904)             --                 --

Redeemed                   (1,377)         (32,865)       (15,025)          (349,075)
                      ------------   --------------   ------------   ----------------
                          (63,246)      (1,549,911)         18,239            413,182
                      ------------   --------------   ------------   ----------------
R CLASS/SHARES
AUTHORIZED              50,000,000                      50,000,000
                      ============                    ============
Sold                        47,411        1,192,268         94,157          2,147,094

Redeemed                  (12,833)        (304,242)       (18,497)          (425,146)
                      ------------   --------------   ------------   ----------------
                            34,578          888,026         75,660          1,721,948
                      ------------   --------------   ------------   ----------------
Net increase
(decrease)             (5,366,490)   $(134,890,981)   (44,917,122)   $(1,121,480,853)
                      ============   ==============   ============   ================

------
26

                                             Six months                    Year ended
                                   ended April 30, 2008              October 31, 2007

                                 Shares          Amount         Shares         Amount

Vista

INVESTOR CLASS/SHARES
AUTHORIZED                  800,000,000                    800,000,000
                           ============                   ============
Sold                         25,942,056    $519,349,344     29,032,048   $594,313,388

Issued in reinvestment
of distributions             10,942,317     228,584,994        817,264     14,040,588

Redeemed                   (15,716,686)   (307,738,175)   (29,523,877)  (567,312,331)
                           ------------    ------------   ------------  -------------
                             21,167,687     440,196,163        325,435     41,041,645
                           ------------    ------------   ------------  -------------
INSTITUTIONAL
CLASS/SHARES AUTHORIZED      80,000,000                     80,000,000
                           ============                   ============
Sold                          3,550,443      71,917,037      5,631,084    115,870,016

Issued in reinvestment
of distributions              1,026,634      21,928,910         57,617      1,008,292

Redeemed                    (3,571,953)    (74,662,332)    (3,345,045)   (63,192,246)
                           ------------    ------------   ------------  -------------
                              1,005,124      19,183,615      2,343,656     53,686,062
                           ------------    ------------   ------------  -------------
ADVISOR CLASS/SHARES
AUTHORIZED                  310,000,000                    210,000,000
                           ============                   ============
Sold                          5,219,735     102,929,100      7,905,928    161,043,591

Issued in
connection with
reclassification (Note
9)                              298,623       6,537,776             --             --

Issued in reinvestment
of distributions              1,717,908      34,993,776         96,989      1,632,335

Redeemed                    (4,402,621)    (83,120,534)    (5,081,285)   (95,833,752)
                           ------------    ------------   ------------  -------------
                              2,833,645      61,340,118      2,921,632     66,842,174
                           ------------    ------------   ------------  -------------
C CLASS/SHARES
AUTHORIZED                          N/A                    100,000,000
                           ============                   ============
Sold                              6,353         139,449        197,808      3,787,658

Issued in reinvestment
of distributions                     --              --          1,736         25,006

Redeemed in connection
with
reclassification (Note
9)                            (298,623)     (6,537,776)             --             --

Redeemed                       (30,349)       (630,821)       (69,921)    (1,288,863)
                           ------------    ------------   ------------  -------------
                              (322,619)     (7,029,148)        129,623      2,523,801
                           ------------    ------------   ------------  -------------
R CLASS/SHARES
AUTHORIZED                   10,000,000                     10,000,000
                           ============                   ============
Sold                            355,935       7,066,620        189,380      3,673,020

Issued in reinvestment
of distributions                 18,855         388,974             --             --

Redeemed                       (68,687)     (1,331,771)      (110,041)    (2,190,679)
                           ------------    ------------   ------------  -------------
                                306,103       6,123,823         79,339      1,482,341
                           ------------    ------------   ------------  -------------
Net increase (decrease)      24,989,940    $519,814,571      5,799,685   $165,576,023
                           ============   =============   ============  =============

5. SECURITIES LENDING

As of April 30, 2008, securities in Growth valued at $14,783,978 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received for Growth, at this date, was $16,046,448. Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the Growth may be delayed or limited.

------
27

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                     Growth             Vista

Federal tax cost of investments              $3,687,182,133    $2,791,072,126
                                             ==============   ===============
Gross tax appreciation of investments          $621,370,715      $690,235,461

Gross tax depreciation of investments          (93,187,457)      (35,004,231)
                                             --------------   ---------------
Net tax appreciation (depreciation)
of investments                                 $528,183,258      $655,231,230
                                             ==============   ===============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2007, Growth had accumulated capital losses of $(168,744), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Growth's capital loss carryovers expire in 2010.

9. CORPORATE EVENT

On July 27, 2007, the C Class shareholders of each fund approved a reclassification of C Class shares into Advisor Class shares of that fund. The change was approved by the Board of Directors on November 29, 2006 and March
7, 2007. The reclassification was effective December 3, 2007.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
28

FINANCIAL HIGHLIGHTS
Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                              2008(1)     2007    2006      2005     2004     2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period            $26.78   $21.99  $19.80    $18.43   $17.26   $14.80
                             --------   ------  ------    ------  -------   ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                0.02     0.04    0.02      0.08   (0.01)     0.01

 Net Realized and
 Unrealized Gain
 (Loss)                        (1.66)     4.76    2.26      1.30     1.18     2.45
                             --------   ------  ------    ------  -------   ------
 Total From
 Investment Operations         (1.64)     4.80    2.28      1.38     1.17     2.46
                             --------   ------  ------    ------  -------   ------
Distributions
 From Net
 Investment Income             (0.03)   (0.01)  (0.09)    (0.01)       --       --
                             --------   ------  ------    ------  -------   ------
Net Asset Value,
End of Period                  $25.11   $26.78  $21.99    $19.80   $18.43   $17.26
                             ========   ======  ======    ======  =======   ======

TOTAL RETURN(3)               (6.11)%   21.86%  11.51%     7.47%    6.78%   16.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                       1.00%(4)    1.00%   1.00%     1.00%    1.00%    1.00%

Ratio of Net Investment
Income (Loss) to
Average Net Assets           0.15%(4)    0.15%   0.09%     0.38%  (0.07)%    0.05%

Portfolio
Turnover Rate                     67%     112%    127%       77%     131%     159%

Net Assets,
End of Period
(in millions)                  $3,789   $4,133  $3,946    $4,008   $4,176   $4,350

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
29

Growth

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                     2008(1)       2007       2006      2005       2004       2003

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $27.03     $22.19     $19.98    $18.59     $17.38     $14.87
                    --------   --------   --------  --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.04       0.09       0.06      0.11       0.02       0.04

 Net Realized
 and
 Unrealized
 Gain (Loss)          (1.68)       4.81       2.27      1.33       1.19       2.47
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations           (1.64)       4.90       2.33      1.44       1.21       2.51
                    --------   --------   --------  --------   --------   --------
Distributions
 From Net
 Investment
 Income               (0.08)     (0.06)     (0.12)    (0.05)         --         --
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period         $25.31     $27.03     $22.19    $19.98     $18.59     $17.38
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(3)      (6.06)%     22.13%     11.70%     7.72%      6.96%     16.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.80%(4)      0.80%      0.80%     0.80%      0.80%      0.80%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              0.35%(4)      0.35%      0.29%     0.58%      0.13%      0.25%

Portfolio
Turnover Rate            67%       112%       127%       77%       131%       159%

Net Assets, End
of Period
(in thousands)      $219,696   $284,695   $759,816  $689,983   $685,090   $618,569

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
30

Growth

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                         2008(1)       2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period       $26.36     $21.68    $19.53    $18.22   $17.11    $14.70
                      ----------   --------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                (0.01)     (0.04)    (0.03)      0.02   (0.06)    (0.03)

 Net Realized
 and
 Unrealized
 Gain (Loss)              (1.64)       4.72      2.22      1.29     1.17      2.44
                      ----------   --------   -------   -------  -------   -------
 Total From
 Investment
 Operations               (1.65)       4.68      2.19      1.31     1.11      2.41
                      ----------   --------   -------   -------  -------   -------
Distributions

 From Net
 Investment
 Income                       --         --    (0.04)        --       --        --
                      ----------   --------   -------   -------  -------   -------
Net Asset Value,
End of Period             $24.71     $26.36    $21.68    $19.53   $18.22    $17.11
                      ==========   ========   =======   =======  =======   =======

TOTAL RETURN(3)          (6.22)%     21.59%    11.23%     7.19%    6.49%    16.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.25%(4)      1.25%     1.25%     1.25%    1.25%     1.25%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    (0.10)%(4)    (0.10)%   (0.16)%     0.13%  (0.32)%   (0.20)%

Portfolio Turnover
Rate                         67%       112%      127%       77%     131%      159%

Net Assets, End of
Period
(in thousands)          $191,607   $206,837   $85,953   $86,303  $76,962   $55,010

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
31

Growth

R Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                       2008(1)      2007      2006     2005      2004      2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $26.37    $21.74    $19.59   $18.32    $17.25       $16.56
                    ----------   -------   -------  -------   -------   ----------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              (0.04)    (0.10)    (0.11)   (0.07)    (0.13)       (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (1.64)      4.73      2.26     1.34      1.20         0.71
                    ----------   -------   -------  -------   -------   ----------
 Total From
 Investment
 Operations             (1.68)      4.63      2.15     1.27      1.07         0.69
                    ----------   -------   -------  -------   -------   ----------
Net Asset Value,
End of Period           $24.69    $26.37    $21.74   $19.59    $18.32       $17.25
                    ==========   =======   =======  =======   =======   ==========

TOTAL RETURN(4)        (6.37)%    21.30%    10.97%    6.93%     6.20%        4.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.50%(5)     1.50%     1.50%    1.50%     1.50%     1.50%(5)

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.35)%(5)   (0.35)%   (0.41)%  (0.12)%   (0.57)%   (0.58)%(5)

Portfolio
Turnover Rate              67%      112%      127%      77%      131%      159%(6)

Net Assets, End
of Period
(in thousands)          $3,085    $2,383      $298      $49       $12           $3

(1) Six months ended April 30, 2008 (unaudited).

(2) August 29, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
32

Vista

Investor Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                          2008(1)      2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $24.24    $16.35    $14.99    $13.14   $11.97     $9.25
                       ----------   -------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 (0.06)    (0.12)    (0.04)    (0.04)   (0.06)    (0.06)

 Net Realized
 and
 Unrealized Gain
 (Loss)                    (2.77)      8.14      1.40      1.89     1.23      2.78
                       ----------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (2.83)      8.02      1.36      1.85     1.17      2.72
                       ----------   -------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains            (2.09)    (0.13)        --        --       --        --
                       ----------   -------   -------   -------  -------   -------
Net Asset Value,
End of Period              $19.32    $24.24    $16.35    $14.99   $13.14    $11.97
                       ==========   =======   =======   =======  =======   =======

TOTAL RETURN(3)          (12.31)%    49.39%     9.07%    14.08%    9.77%    29.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.00%(4)     1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets     (0.58)%(4)   (0.60)%   (0.23)%   (0.26)%  (0.48)%   (0.57)%

Portfolio Turnover
Rate                          70%      121%      234%      284%     255%      280%

Net Assets, End of
Period
(in millions)              $2,736    $2,921    $1,965    $1,902   $1,418    $1,240

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
33

Vista

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                       2008(1)       2007       2006     2005       2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $24.72     $16.64     $15.22   $13.32     $12.11     $9.34
                    ----------   --------   --------  -------    -------   -------
Income From
Investment
Operations
 Net
 Investment
 Income
 (Loss)(2)              (0.04)     (0.08)     (0.01)   (0.01)     (0.04)    (0.03)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (2.83)       8.29       1.43     1.91       1.25      2.80
                    ----------   --------   --------  -------    -------   -------
 Total From
 Investment
 Operations             (2.87)       8.21       1.42     1.90       1.21      2.77
                    ----------   --------   --------  -------    -------   -------
Distributions
 From Net
 Realized
 Gains                  (2.09)     (0.13)         --       --         --        --
                    ----------   --------   --------  -------    -------   -------
Net Asset Value,
End of Period           $19.76     $24.72     $16.64   $15.22     $13.32    $12.11
                    ==========   ========   ========  =======   ========   =======

TOTAL RETURN(3)       (12.23)%     49.68%      9.33%   14.26%      9.99%    29.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                0.80%(4)      0.80%      0.80%    0.80%      0.80%     0.80%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.38)%(4)    (0.40)%    (0.03)%  (0.06)%    (0.28)%   (0.37)%

Portfolio
Turnover Rate              70%       121%       234%     284%       255%      280%

Net Assets, End
of Period
(in thousands)        $223,281   $254,528   $132,325  $98,439    $42,747   $34,177

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
34

Vista

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                            2008(1)       2007       2006       2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $23.69     $16.03     $14.73     $12.95    $11.82     $9.15
                         ----------    -------    -------    -------   -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                   (0.08)     (0.16)     (0.08)     (0.08)    (0.11)    (0.08)

 Net Realized and
 Unrealized Gain
 (Loss)                      (2.71)       7.95       1.38       1.86      1.24      2.75
                         ----------    -------    -------    -------   -------   -------
 Total From
 Investment
 Operations                  (2.79)       7.79       1.30       1.78      1.13      2.67
                         ----------    -------    -------    -------   -------   -------
Distributions
 From Net
 Realized Gains              (2.09)     (0.13)         --         --        --        --
                         ----------    -------    -------    -------   -------   -------
Net Asset Value,
End of Period                $18.81     $23.69     $16.03     $14.73    $12.95    $11.82
                         ==========    =======    =======    =======   =======   =======

TOTAL RETURN(3)            (12.44)%     48.94%      8.83%     13.75%     9.56%    29.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.25%(4)      1.25%      1.25%      1.25%     1.25%     1.25%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets       (0.83)%(4)    (0.85)%    (0.48)%    (0.51)%   (0.73)%   (0.82)%

Portfolio Turnover
Rate                            70%       121%       234%       284%      255%      280%

Net Assets, End of
Period
(in thousands)             $355,466   $380,555   $210,576   $190,635  $106,750   $17,060

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
35

Vista

R Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                                           2008(1)     2007      2006      2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period        $23.98   $16.25    $14.97       $15.32
                                        ----------  -------   -------   ----------
Income From Investment Operations

 Net Investment
 Income (Loss)(3)                           (0.10)   (0.21)    (0.16)       (0.04)

 Net Realized and
 Unrealized Gain (Loss)                     (2.75)     8.07      1.44       (0.31)
                                        ----------  -------   -------   ----------
 Total From
 Investment Operations                      (2.85)     7.86      1.28       (0.35)
                                        ----------  -------   -------   ----------
Distributions

 From Net Realized Gains                    (2.09)   (0.13)        --           --
                                        ----------  -------   -------   ----------
Net Asset Value, End of Period              $19.04   $23.98    $16.25       $14.97
                                        ==========  =======   =======   ==========

TOTAL RETURN(4)                           (12.55)%   48.71%     8.55%      (2.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                        1.50%(5)    1.50%     1.50%     1.50%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            (1.08)%(5)  (1.10)%   (0.73)%   (0.92)%(5)

Portfolio Turnover Rate                        70%     121%      234%      284%(6)

Net Assets, End of Period (in
thousands)                                  $7,731   $2,398      $337          $24

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
36

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
37

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
38

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CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . .              1-800-345-8765

                                                               1-800-345-2021 or
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . .                816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . .              1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . .              1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . .              1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200                                                  PRSRT STD
Kansas City, MO 64141-6200                                   U.S. POSTAGE PAID
                                                             AMERICAN CENTURY
                                                                 COMPANIES
American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60504S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

GIFTRUST® FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Giftrust Fund for the six months ended April 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     19
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     20

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns--in a deal arranged by the Fed--put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle--and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*
RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%
RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

* Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Giftrust

Total Returns as of April 30, 2008
                                           Average Annual Returns
                 6                                            Since     Inception
                 months(1)   1 year    5 years    10 years  Inception      Date

GIFTRUST           -7.99%    16.46%   19.77%(2)   4.66%(2)  12.98%(2)    11/25/83

RUSSELL MIDCAP
GROWTH INDEX(3)    -8.44%    -1.93%     15.29%     5.75%      --(4)         --

(1) Total returns for periods less than one year are not annualized.

(2) Returns would have been lower if management fees had not been waived from
2/1/04 to 7/31/04.

(3) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Giftrust

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
               1999       2000       2001      2002      2003      2004       2005      2006      2007      2008

Giftrust      -21.02%    113.18%   -42.37%   -14.35%   -23.04%    19.73%*    3.48%*    47.22%    16.13%    16.46%

Russell
Midcap
Growth
Index         12.33%     53.02%    -29.47%   -15.01%   -16.67%    36.14%     7.05%     28.27%    11.13%    -1.93%

* Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Giftrust

Portfolio Managers: David Hollond and Greg Walsh

In February 2008, Glenn Fogle left the Giftrust team to focus on the American
Century Vista Fund.

PERFORMANCE SUMMARY

Giftrust returned -7.99%* for the six months ended April 30, 2008, compared with the -8.44% return of its benchmark, the Russell Midcap Growth Index.
Giftrust has also produced returns in excess of its benchmark for the longer investment periods of one and five years.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, both growth and value stocks lost ground across the capitalization spectrum.

Giftrust derived relative gains from effective stock selection in the materials and industrials sectors. An overweight allocation to the materials sector also boosted gains. Offsetting those positive contributions, poor stock selection in the energy and consumer discretionary sectors, as well as an underweight position in energy, weighed on Giftrust's performance.

In spite of the poor performance of foreign stocks during the reporting period, the portfolio derived gains from its 18% stake in foreign holdings.

MATERIALS GAINED

A higher standard of living in emerging-market countries, lower availability of farmland, and greater global focus on biofuels translated into growing global demand for agriculture. This increased demand has in turn driven up commodities prices that benefited select chemicals companies within the materials sector during the reporting period.

Notably, agricultural chemicals company K+S AG's share price gained 101% for the reporting period as the company continued to benefit from higher demand in the fertilizer market. Monsanto, which is a producer of corn seed, benefited from escalating corn prices. Since neither of these were components of the benchmark, both companies were substantial contributors to relative performance.

Also in the materials sector, Owens-Illinois--Giftrust's largest holding at period end--was a meaningful positive contributor to performance, as the bottling company was one of the rare companies to sharply exceed earnings estimates in the reporting period. For the first quarter of 2008 in particular, the company's earnings more than tripled as it benefited from increased prices, an improved product mix, and manufacturing efficiencies.

Top Ten Holdings as of April 30, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                   4/30/08       10/31/07
Owens-Illinois Inc.                 5.0%           2.6%
Flowserve Corp.                     3.9%           2.3%
CSL Ltd. ORD                        3.6%           2.2%
Monsanto Co.                        3.2%           3.1%
Nintendo Co., Ltd. ORD              2.6%           4.5%
Express Scripts, Inc.               2.4%           1.8%
PetroHawk Energy Corp.              2.3%            --
Urban Outfitters Inc.               2.1%            --
Vestas Wind Systems AS ORD          2.0%           0.6%
Invitrogen Corp.                    1.8%           1.5%

* Total returns for periods less than one year are not annualized.

------
5

Giftrust

INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Within the industrials sector, the portfolio held an overweight position in machinery company Flowserve. A maker of pumps, seals, and valves used by the oil and gas, power, chemicals, and water industries, Flowserve was the largest contributor to portfolio performance for the reporting period as its share price gained 58%.

Giftrust also benefited from an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. Within this emerging group, we have succeeded in selecting some of the largest beneficiaries of increasing demand. Notably, an overweight stake in
First Solar aided absolute and relative gains as the manufacturer of solar modules saw its share price surge 84%.

Elsewhere in the industrials sector, we maintained an overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders in global aviation. During the reporting period, though, this group lost ground amid market volatility and profit-taking. BE Aerospace, in particular, declined 19% and detracted from portfolio performance.

CONSUMER DISCRETIONARY DETRACTED

The consumer discretionary group also weighed on Giftrust's performance. An overweight stake in ITT Educational Services hindered performance as the private education company suffered from the fallout from the credit crunch. As with the subprime mortgage industry, private education firms experienced a loss of liquidity as investors shied away from student loans.

OUTLOOK

Giftrust's investment process focuses on medium-sized companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Despite the volatility and the market's tilt away from momentum-style investing during the course of the reporting period, we will remain focused on our time-tested process.

Top Five Industries as of April 30, 2008
                                   % of net        % of net
                                 assets as of    assets as of
                                   4/30/08         10/31/07
Chemicals                            6.9%            3.7%
Machinery                            6.1%            5.3%
Software                             6.1%            5.7%
Biotechnology                        5.9%            3.7%
Semiconductors &
Semiconductor Equipment              5.7%            6.1%

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07
Domestic Common Stocks                81.5%          86.0%
Foreign Common Stocks(1)              18.1%          13.4%
TOTAL COMMON STOCKS                   99.6%          99.4%
Temporary Cash Investments            0.9%           0.2%
Other Assets and Liabilities         (0.5)%          0.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                    11/1/07         4/30/08     11/1/07 - 4/30/08   Expense Ratio*

Actual               $1,000         $920.10           $4.77             1.00%

Hypothetical         $1,000        $1,019.89          $5.02             1.00%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Giftrust

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.6%

AEROSPACE & DEFENSE -- 3.3%
        125,100  Alliant Techsystems Inc.(1)                          $ 13,730,980
        479,465  BE Aerospace, Inc.(1)                                  19,351,207
         76,803  Precision Castparts Corp.                               9,028,961
                                                                    --------------
                                                                        42,111,148
                                                                    --------------
BEVERAGES -- 0.9%
         184,396  Central European Distribution Corp.(1)                11,233,404
                                                                    --------------
BIOTECHNOLOGY -- 5.9%
         528,100  BioMarin Pharmaceutical Inc.(1)                       19,254,526
         159,700  Celgene Corp.(1)                                       9,923,758
       1,226,097  CSL Ltd. ORD                                          46,012,893
                                                                    --------------
                                                                        75,191,177
                                                                    --------------
CAPITAL MARKETS -- 2.0%
         190,650  Janus Capital Group Inc.                               5,349,639
         221,900  Raymond James Financial, Inc.                          6,384,063
         406,400  Waddell & Reed Financial, Inc. Cl A                   13,760,704
                                                                    --------------
                                                                        25,494,406
                                                                    --------------
CHEMICALS -- 6.9%
         174,400  Celanese Corp., Series A                               7,804,400
          58,316  CF Industries Holdings, Inc.                           7,796,849
          49,400  K+S AG ORD                                            20,798,324
         352,440  Monsanto Co.                                          40,185,209
          85,400  Mosaic Co. (The)(1)                                   10,462,354
                                                                    --------------
                                                                        87,047,136
                                                                    --------------
COMMERCIAL BANKS -- 0.5%
         179,400  BB&T Corporation                                       6,151,626
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
         175,200  Copart, Inc.(1)                                        7,160,424
         170,000  FTI Consulting, Inc.(1)                               10,880,000
                                                                    --------------
                                                                        18,040,424
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 2.0%
         446,400  JDS Uniphase Corp.(1)                                  6,387,984
         153,100  Research In Motion Ltd.(1)                            18,621,553
                                                                    --------------
                                                                        25,009,537
                                                                    --------------
COMPUTERS & PERIPHERALS -- 2.1%
         114,130  Apple Inc.(1)                                         19,852,914
         404,100  QLogic Corp.(1)                                        6,449,436
                                                                    --------------
                                                                        26,302,350
                                                                    --------------

Shares                                                                       Value

CONSTRUCTION & ENGINEERING -- 1.4%
         177,204  Foster Wheeler Ltd.(1)                              $ 11,286,123
         212,100  KBR, Inc.                                              6,116,964
                                                                    --------------
                                                                        17,403,087
                                                                    --------------
CONTAINERS & PACKAGING -- 5.5%
         235,800  Crown Holdings Inc.(1)                                 6,328,872
       1,159,600  Owens-Illinois Inc.(1)                                63,951,940
                                                                    --------------
                                                                        70,280,812
                                                                    --------------
DISTRIBUTORS -- 0.8%
         456,300  LKQ Corp.(1)                                           9,929,088
                                                                    --------------
DIVERSIFIED -- 0.8%
         390,900  Financial Select Sector SPDR Fund                     10,335,396
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 1.0%
          60,300  Capella Education Co.(1)                               3,888,747
         112,783  DeVry Inc.                                             6,428,631
          14,300  Strayer Education, Inc.                                2,655,367
                                                                    --------------
                                                                        12,972,745
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
         170,900  Nasdaq Stock Market, Inc. (The)(1)                     6,229,305
                                                                    --------------
ELECTRICAL EQUIPMENT -- 4.5%
         204,473  Energy Conversion Devices Inc.(1)                      6,663,775
          43,838  First Solar Inc.(1)                                   12,800,258
         482,400  JA Solar Holdings Co., Ltd. ADR(1)                    11,582,424
         236,200  Vestas Wind Systems AS ORD(1)                         25,935,375
                                                                    --------------
                                                                        56,981,832
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
         226,973  Dolby Laboratories Inc. Cl A(1)                        9,112,966
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 4.4%
         148,490  Cameron International Corp.(1)                         7,310,163
         183,800  Dresser-Rand Group Inc.(1)                             6,721,566
         262,300  Hercules Offshore Inc.(1)                              6,914,228
          95,000  National Oilwell Varco, Inc.(1)                        6,502,750
         216,200  Patterson-UTI Energy Inc.                              6,040,628
         210,100  Seadrill Ltd.                                          6,399,194
         190,700  Weatherford International Ltd.(1)                     15,383,769
                                                                    --------------
                                                                        55,272,298
                                                                    --------------
FOOD PRODUCTS -- 1.0%
         110,800  Bunge Ltd.                                            12,641,172
                                                                    --------------

------
9

Giftrust

Shares                                                                       Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
          23,000  Intuitive Surgical Inc.(1)                           $ 6,652,980
         362,000  Varian Medical Systems, Inc.(1)                       16,970,560
                                                                    --------------
                                                                        23,623,540
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
         433,400  Express Scripts, Inc.(1)                              30,346,668
         239,600  Medco Health Solutions Inc.(1)                        11,869,784
                                                                    --------------
                                                                        42,216,452
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.2%
          98,083  Bally Technologies, Inc.(1)                            3,304,416
         184,566  International Game Technology                          6,411,823
          64,500  Panera Bread Co. Cl A(1)                               3,370,770
         415,100  WMS Industries Inc.(1)                                15,022,469
                                                                    --------------
                                                                        28,109,478
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 2.2%
         409,700  McDermott International, Inc.(1)                      21,951,726
          90,600  Walter Industries Inc.                                 6,284,016
                                                                    --------------
                                                                        28,235,742
                                                                    --------------
INSURANCE -- 0.3%
          65,769  Assurant, Inc.                                         4,274,985
                                                                    --------------
INTERNET & CATALOG RETAIL -- 1.6%
         160,108  priceline.com Inc.(1)                                 20,436,185
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.7%
          92,800  Equinix Inc.(1)                                        8,390,976
                                                                    --------------
IT SERVICES -- 1.4%
          63,100  MasterCard Inc. Cl A                                  17,551,896
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 3.7%
         125,885  Covance Inc.(1)                                       10,547,904
         244,580  Invitrogen Corp.(1)                                   22,885,351
         291,600  Parexel International Corp.(1)                         7,406,640
         112,000  Thermo Fisher Scientific Inc.(1)                       6,481,440
                                                                    --------------
                                                                        47,321,335
                                                                    --------------
MACHINERY -- 6.1%
         312,300  AGCO Corp.(1)                                         18,778,599
         401,441  Flowserve Corp.                                       49,814,814
         114,900  Joy Global Inc.                                        8,531,325
                                                                    --------------
                                                                        77,124,738
                                                                    --------------
MEDIA -- 1.3%
         227,488  Liberty Global, Inc. Series A(1)                       8,050,800
         239,100  Liberty Global, Inc. Series C(1)                       7,938,120
                                                                    --------------
                                                                        15,988,920
                                                                    --------------
METALS & MINING -- 0.7%
          135,900  Agnico-Eagle Mines Ltd.                               8,486,955
                                                                    --------------

Shares                                                                       Value

MULTILINE RETAIL -- 0.3%
          135,700  Big Lots, Inc.(1)                                   $ 3,667,971
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 5.2%
          259,900  Alpha Natural Resources, Inc.(1)                     12,644,135
          218,800  Arena Resources Inc.(1)                               9,824,120
           47,800  Patriot Coal Corp.(1)                                 3,157,190
           45,200  Peabody Energy Corp.                                  2,763,076
        1,215,900  PetroHawk Energy Corp.(1)                            28,743,876
          221,800  Quicksilver Resources Inc.(1)                         9,202,482
                                                                    --------------
                                                                        66,334,879
                                                                    --------------
PERSONAL PRODUCTS -- 0.7%
          214,300  Avon Products, Inc.                                   8,361,986
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
          152,400  Plum Creek Timber Co. Inc.                            6,224,016
                                                                    --------------
ROAD & RAIL -- 1.9%
          171,500  CSX Corp.                                            10,795,925
          231,300  Norfolk Southern Corp.                               13,780,854
                                                                    --------------
                                                                        24,576,779
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
          332,400  Intersil Corp. Cl A                                   8,881,728
          249,000  Linear Technology Corp.                               8,705,040
          492,200  Marvell Technology Group Ltd.(1)                      6,373,990
          227,616  MEMC Electronic Materials Inc.(1)                    14,332,980
          244,400  Microchip Technology Inc.                             8,981,700
          506,000  Semiconductor HOLDRs Trust                           15,468,420
          108,589  Varian Semiconductor Equipment
                   Associates, Inc.(1)                                   3,977,615
          228,300  Xilinx, Inc.                                          5,654,991
                                                                    --------------
                                                                        72,376,464
                                                                    --------------
SOFTWARE -- 6.1%
          674,671  Activision, Inc.(1)                                  18,249,851
          120,100  Electronic Arts Inc.(1)                               6,181,547
          175,400  McAfee Inc.(1)                                        5,832,050
           60,400  Nintendo Co., Ltd. ORD                               33,163,517
          132,700  Ubisoft Entertainment SA ORD(1)                      13,387,548
                                                                    --------------
                                                                        76,814,513
                                                                    --------------
SPECIALTY RETAIL -- 5.5%
          398,922  GameStop Corp. Cl A(1)                               21,956,667
          213,600  Guess?, Inc.                                          8,176,608
          829,600  Pier 1 Imports, Inc.(1)                               6,470,880
          189,700  Ross Stores, Inc.                                     6,353,053
          787,800  Urban Outfitters Inc.(1)                             26,982,150
                                                                    --------------
                                                                        69,939,358
                                                                    --------------

------
10

Giftrust

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
           80,100  Phillips-Van Heusen Corp.                           $ 3,381,021
          233,200  Polo Ralph Lauren Corp.                              14,463,064
          110,900  Warnaco Group Inc. (The)(1)                           5,116,926
                                                                    --------------
                                                                        22,961,011
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
          162,500  MetroPCS Communications, Inc.(1)                      3,191,500
          218,200  NII Holdings, Inc.(1)                                 9,980,468
                                                                    --------------
                                                                        13,171,968
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $983,063,460)                                                  1,263,930,056
                                                                    --------------

                                                                             Value

Temporary Cash Investments -- 0.9%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $11,022,730), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $10,800,576)
(Cost $10,800,000)                                                    $ 10,800,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.5%
(Cost $993,863,460)                                                  1,274,730,056
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.5)%                                 (6,456,402)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,268,273,654
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                                                                Unrealized Gain
      Contracts to Sell        Settlement Date     Value             (Loss)

      24,298,365  AUD for USD      5/30/08      $22,832,698        $(114,941)

      62,474,900  DKK for USD      5/30/08       13,075,698          4,216

      11,076,094  Euro for
                  USD              5/30/08       17,277,172          33,988

   1,763,055,000  JPY for USD      5/30/08       16,983,852         (36,158)

      16,125,175  NOK for USD      5/30/08       3,159,743            569
                                                -----------        ----------
                                                $73,329,163        $(112,326)
                                                ===========        ==========
(Value on Settlement Date $73,216,837)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

HOLDRs = Holding Company Depositary Receipts

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SPDR = Standard and Poor's Depositary Receipt

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $993,863,460)              $1,274,730,056

Cash                                                                         9,527

Receivable for investments sold                                         34,555,795

Receivable for forward foreign currency exchange contracts                  38,773

Dividends and interest receivable                                          818,432
                                                                    --------------
                                                                     1,310,152,583
                                                                    --------------

LIABILITIES

Payable for investments purchased                                       40,703,799

Payable for forward foreign currency exchange contracts                    151,099

Accrued management fees                                                  1,024,031
                                                                    --------------
                                                                        41,878,929
                                                                    --------------

NET ASSETS                                                          $1,268,273,654
                                                                    ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             200,000,000
                                                                    ==============
Outstanding                                                             43,705,535
                                                                    ==============

NET ASSET VALUE PER SHARE                                                   $29.02
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $ 935,712,713

Accumulated net investment loss                                        (3,481,879)

Undistributed net realized gain on investment and foreign
currency transactions                                                   55,322,616

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           280,720,204
                                                                    --------------
                                                                    $1,268,273,654
                                                                    ==============

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $54,326)                   $ 2,588,789

Interest                                                                   227,835
                                                                    --------------
                                                                         2,816,624
                                                                    --------------

EXPENSES:

Management fees                                                          6,402,548

Directors' fees and expenses                                                14,538

Other expenses                                                               3,722
                                                                    --------------
                                                                         6,420,808
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                           (3,604,184)
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAINS (LOSS) ON:

Investment transactions                                                 65,459,485

Foreign currency transactions                                          (5,536,867)
                                                                    --------------
                                                                        59,922,618
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (169,461,777)

Translation of assets and liabilities in foreign currencies                107,707
                                                                    --------------
                                                                     (169,354,070)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (109,431,452)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(113,035,636)
                                                                    ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                        $ (3,604,184)    $ (6,683,330)

Net realized gain (loss)                               59,922,618      252,077,446

Change in net unrealized appreciation
(depreciation)                                      (169,354,070)      286,275,760
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (113,035,636)      531,669,876
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                               5,980,357       11,497,937

Payments for shares redeemed                         (45,884,987)    (106,533,236)
                                                   --------------   --------------
Net increase (decrease) in net assets from
capital share transactions                           (39,904,630)     (95,035,299)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (152,940,266)      436,634,577

NET ASSETS

Beginning of period                                 1,421,213,920      984,579,343
                                                   --------------   --------------
End of period                                      $1,268,273,654   $1,421,213,920
                                                   ==============   ==============

Accumulated undistributed net investment income
(loss)                                               $(3,481,879)         $122,505
                                                   ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                      206,730          468,391

Redeemed                                              (1,578,669)      (4,291,934)
                                                   --------------   --------------
Net increase (decrease) in shares of the fund         (1,371,939)      (3,823,543)
                                                  ==============   ==============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

------
15

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2008, were $983,746,840 and
$1,029,260,353, respectively.

4. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

5. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $998,022,963
                                                         =============
Gross tax appreciation of investments                     $291,190,991

Gross tax depreciation of investments                     (14,483,898)
                                                         -------------
Net tax appreciation (depreciation) of investments       $ 276,707,093
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2007, the fund had accumulated capital losses of
$(2,183,412), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2010.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
Giftrust

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                     2008(1)      2007      2006     2005         2004        2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                $31.53    $20.13    $17.28   $13.81       $14.04      $11.88
                      ------    ------    ------   ------     --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)               (0.08)    (0.14)    (0.05)   (0.08)    (0.01)(2)   (0.07)(2)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)               (2.43)     11.54      2.90     3.55       (0.22)        2.23
                      ------    ------    ------   ------     --------    --------
 Total From
 Investment
 Operations           (2.51)     11.40      2.85     3.47       (0.23)        2.16
                      ------    ------    ------   ------     --------    --------
Net Asset
Value, End of
Period                $29.02    $31.53    $20.13   $17.28       $13.81      $14.04
                      ======    ======    ======   ======     ========    ========

TOTAL RETURN(3)      (7.99)%    56.63%    16.49%   25.13%      (1.64)%      18.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.00%(4)     1.00%     1.00%    1.00%     0.49%(5)       1.00%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets            (0.56)%(4)   (0.57)%   (0.22)%  (0.46)%   (0.09)%(5)     (0.55)%

Portfolio
Turnover Rate            77%      147%      229%     223%         260%        140%

Net Assets,
End of Period
(in millions)         $1,268    $1,421      $985     $927         $865        $896

(1) For the six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value on the last business day.

(4) Annualized.

(5) During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.00% and
(0.60)%, respectively.

See Notes to Financial Statements.

------
18

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
19

INDEX DEFINITIONS

THE FOLLOWING INDICES ARE USED TO ILLUSTRATE INVESTMENT MARKET, SECTOR, OR
STYLE PERFORMANCE OR TO SERVE AS FUND PERFORMANCE COMPARISONS. They are not
investment products available for purchase.

THE RUSSELL 1000® INDEX IS A MARKET-CAPITALIZATION WEIGHTED, LARGE-CAP INDEX
CREATED BY FRANK RUSSELL COMPANY TO MEASURE THE PERFORMANCE OF THE 1,000
LARGEST OF THE 3,000 LARGEST PUBLICLY TRADED U.S. companies, based on total market capitalization.

THE RUSSELL 1000® GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
INDEX COMPANIES (THE 1,000 LARGEST OF THE 3,000 LARGEST PUBLICLY TRADED U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000® VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
INDEX COMPANIES (THE 1,000 LARGEST OF THE 3,000 LARGEST PUBLICLY TRADED U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2000® INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX CREATED BY
FRANK RUSSELL COMPANY TO MEASURE THE PERFORMANCE OF THE 2,000 SMALLEST OF THE
3,000 LARGEST PUBLICLY TRADED U.S. companies, based on total market capitalization.

THE RUSSELL 2000® GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
INDEX COMPANIES (THE 2,000 SMALLEST OF THE 3,000 LARGEST PUBLICLY TRADED U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000® VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
INDEX COMPANIES (THE 2,000 SMALLEST OF THE 3,000 LARGEST PUBLICLY TRADED U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL MIDCAP® INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST OF THE
1,000 LARGEST PUBLICLY TRADED U.S. companies, based on total market capitalization.

THE RUSSELL MIDCAP® GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL
MIDCAP INDEX COMPANIES (THE 800 SMALLEST OF THE 1,000 LARGEST PUBLICLY TRADED
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL MIDCAP® VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL
MIDCAP INDEX COMPANIES (THE 800 SMALLEST OF THE 1,000 LARGEST PUBLICLY TRADED
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
20

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .          1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .          1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS.
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .          1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .          1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60500S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

SELECT FUND
CAPITAL GROWTH FUND
FOCUSED GROWTH FUND
FUNDAMENTAL EQUITY FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Select, Capital Growth, Focused Growth, and Fundamental Equity funds for the six months ended April 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

SELECT

CAPITAL GROWTH

FOCUSED GROWTH

FUNDAMENTAL EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     72
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     73

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns -- in a deal arranged by the Fed -- put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle -- and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%

RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%

RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Select

Total Returns as of April 30, 2008
                                                     Average Annual Returns
                          6                                              Since      Inception
                          months(1)    1 year    5 years    10 years   Inception      Date

INVESTOR CLASS              -9.41%     4.80%      7.36%      2.17%       13.12%    6/30/71(2)

RUSSELL 1000 GROWTH
INDEX(3)                    -9.28%     -0.23%     9.52%      1.66%       N/A(4)        --

Institutional Class         -9.32%     5.00%      7.56%      2.38%       5.58%       3/13/97

A Class(5)
 No sales charge*           -9.55%     4.54%      7.09%      1.92%       3.40%
 With sales charge*        -14.75%     -1.48%     5.84%      1.32%       2.83%       8/8/97

B Class
 No sales charge*           -9.88%     3.71%      6.28%        --        7.38%
 With sales charge*        -14.88%     -0.29%     6.12%        --        7.24%       1/31/03

C Class
 No sales charge*           -9.87%     3.74%      6.28%        --        7.40%
 With sales charge*        -10.70%     3.74%      6.28%        --        7.40%       1/31/03

R Class                     -9.65%     4.27%       --          --        3.21%       7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(3) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Benchmark began 12/29/78.

(5) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Select

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
              1999     2000      2001       2002      2003     2004      2005     2006     2007      2008

Investor
Class        28.41%   13.38%    -17.52%   -15.63%   -14.23%   19.70%    -1.08%    7.37%    7.06%    4.80%

Russell
1000
Growth
Index        26.53%   27.58%    -32.25%   -20.10%   -14.35%   21.65%    0.40%    15.18%   12.25%    -0.23%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Select

Portfolio Managers: Keith Lee and Michael Li

PERFORMANCE SUMMARY

Select returned -9.41%* for the six months ended April 30, 2008, compared with the -9.28% return of its benchmark, the Russell 1000 Growth Index, and the
-9.64%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, both growth and value stocks lost ground across the capitalization spectrum.

Although the portfolio underperformed its benchmark for the reporting period, it did derive gains relative to the benchmark in several sectors. Notably, stock selection in the materials, consumer discretionary, and financials sectors yielded relative strength. Those successes, though, were not enough to overcome the detrimental effects of poor stock selection in the information technology sector and a slight overweight allocation and stock selection in the health care sector.

INFORMATION TECHNOLOGY LED DECLINE

Within the information technology sector, portfolio overweight EMC was negatively affected by lower-than-expected growth guidance from its software subsidiary VMware. Although it delivered disappointing performance results for the reporting period, EMC remains a large holding in the portfolio as its long-term growth outlook and competitive position remain intact.

An overweight stake in eBay also detracted from Select's performance as growth in the company's core ecommerce Web site continued to decelerate due to a deteriorating competitive position and a general maturation of the business.
Given these trends, eBay is no longer a portfolio holding.

HEALTH CARE LAGGED

The health care sector was home to Select's most significant detractor from performance. Portfolio overweight Schering-Plough substantially underperformed due to cautious reviews of its cholesterol-lowering drug Vytorin by the
American College of Cardiology and New England Journal of Medicine. Although
we had previously viewed market concerns over this drug as unsubstantiated, the Select team ultimately exited the position given this new development.

Top Ten Holdings as of April 30, 2008
                                      % of net       % of net
                                    assets as of   assets as of
                                       4/30/08       10/31/07

Microsoft Corp.                         3.4%           2.4%
Cisco Systems Inc.                      2.7%           3.4%
Apple Inc.                              2.6%           2.2%
Transocean Inc.(1)                      2.6%           2.6%
Occidental Petroleum Corp.              2.4%           2.1%
General Dynamics Corp.                  2.4%           2.1%
Thermo Fisher Scientific Inc.           2.3%           2.1%
CVS/Caremark Corp.                      2.3%           2.1%
MEMC Electronic Materials Inc.          2.3%           4.1%
Emerson Electric Co.                    2.3%           2.0%

(1) Transocean Inc. acquired GlobalSantaFe Corp. on 11/27/07.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The S&P 500 Index returns for the one-, five- and 10-year periods ended
April 30, 2008, were 8.23%, 10.62% and 3.89%, respectively.

------
5

Select

MATERIALS LED PERFORMANCE

The portfolio's overweight allocation to the materials sector reflected a focus on the chemicals group. Here, a stake in Mosaic yielded the largest positive contribution to absolute and relative portfolio returns as its share price climbed 76%. The fertilizer company continued to benefit from secularly higher demand in the fertilizer market, driven by a higher standard of living in emerging-market countries, a lower availability of farmland and a greater global focus on biofuels.

ALTERNATIVE ENERGY HOLDINGS GAINED

Alternative energy demand continued to drive up the share price for portfolio holding Vestas Wind Systems AS (Vestas). Denmark-based Vestas develops wind power systems that harness wind energy to create electricity. Its share price climbed 23% in the reporting period as oil prices continued to rise and global demand for clean energy accelerated.

Strong electricity infrastructure spending and increasing demand for energy-efficient technologies also helped electric power company ABB Ltd. to contribute positively to Select's performance. Not constituents of the benchmark, both Vestas and ABB boosted relative portfolio returns.

AVOIDING PITFALLS HELPED

The financials sector continued to feel the adverse effects of the subprime mortgage market implosion and related credit crunch during the reporting period. Although the portfolio's exposure to the sector detracted from absolute returns, effective selection within the group resulted in strength relative to the benchmark. In particular, Select altogether avoided the diversified financial services, consumer finance, and thrifts and mortgage finance industries, which dragged down benchmark returns.

OUTLOOK

The reporting period was a difficult time for large-capitalization, growth and momentum-oriented investment styles. The Select fund's investment process, which emphasizes these characteristics, remained focused on the fundamental business prospects of its portfolio investments, regardless of short-term volatility. Going forward, we remain confident in our investment belief that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

Top Five Industries as of April 30, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                 4/30/08       10/31/07

Software                                          7.3%           6.1%
Electrical Equipment                              7.0%           7.4%
Computers & Peripherals                           6.9%           7.7%
Semiconductors & Semiconductor Equipment          6.8%           7.3%
Capital Markets                                   5.0%           3.8%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                 4/30/08       10/31/07

Domestic Common Stocks                            84.4%          86.7%
Foreign Common Stocks(1)                          13.1%          12.0%
TOTAL COMMON STOCKS                               97.5%          98.7%
Temporary Cash Investments                        2.0%           1.7%
Other Assets and Liabilities(2)                   0.5%          (0.4)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Select

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 97.5%

AEROSPACE & DEFENSE -- 3.4%
            626,175  General Dynamics Corp.                           $ 56,618,746
            379,602  Rockwell Collins                                   23,956,682
                                                                    --------------
                                                                        80,575,428
                                                                    --------------
BEVERAGES -- 4.6%
            791,544  Coca-Cola Co. (The)                                46,598,195
          1,242,497  Diageo plc ORD                                     25,529,445
            563,566  PepsiCo, Inc.                                      38,621,178
                                                                    --------------
                                                                       110,748,818
                                                                    --------------
BIOTECHNOLOGY -- 4.5%
            779,817  Genzyme Corp.(1)                                   54,860,126
          1,021,186  Gilead Sciences, Inc.(1)                           52,856,587
                                                                    --------------
                                                                       107,716,713
                                                                    --------------
CAPITAL MARKETS -- 5.0%
          1,100,642  Bank of New York Mellon Corp. (The)                47,910,946
            350,954  Franklin Resources, Inc.                           33,393,273
            859,612  Invesco Ltd.                                       22,049,048
            332,190  Morgan Stanley                                     16,144,434
                                                                    --------------
                                                                       119,497,701
                                                                    --------------
CHEMICALS -- 4.4%
            311,780  Air Products and Chemicals, Inc.                   30,688,505
            198,581  Monsanto Co.                                       22,642,206
            413,934  Mosaic Co. (The)(1)                                50,711,054
                                                                    --------------
                                                                       104,041,765
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 2.7%
          2,498,677  Cisco Systems Inc.(1)                              64,066,078
                                                                    --------------
COMPUTERS & PERIPHERALS -- 6.9%
            360,991  Apple Inc.(1)                                      62,794,385
          3,178,148  EMC Corp.(1)                                       48,943,479
          1,136,618  Hewlett-Packard Co.                                52,682,244
                                                                    --------------
                                                                       164,420,108
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.1%
            420,871  Foster Wheeler Ltd.(1)                             26,805,274
                                                                    --------------
ELECTRIC UTILITIES -- 2.0%
            470,117  Edison International                               24,526,004
            280,939  Exelon Corporation                                 24,014,666
                                                                    --------------
                                                                        48,540,670
                                                                    --------------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 7.0%
          1,724,651  ABB Ltd. ADR                                     $ 52,895,046
          1,054,479  Emerson Electric Co.                               55,107,073
            285,071  Q-Cells AG ORD(1)                                  33,394,106
            235,516  Vestas Wind Systems AS ORD(1)                      25,860,271
                                                                    --------------
                                                                       167,256,496
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 4.8%
            399,373  National Oilwell Varco, Inc.(1)                    27,337,082
            266,685  Schlumberger Ltd.                                  26,815,177
            418,057  Transocean Inc.(1)                                 61,646,685
                                                                    --------------
                                                                       115,798,944
                                                                    --------------
FOOD & STAPLES RETAILING -- 4.4%
          1,384,146  CVS/Caremark Corp.                                 55,877,974
            832,677  Wal-Mart Stores, Inc.                              48,278,612
                                                                    --------------
                                                                       104,156,586
                                                                    --------------
FOOD PRODUCTS -- 1.0%
            698,170  Unilever N.V. New York Shares                      23,416,622
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
            805,897  Baxter International Inc.                          50,223,501
            437,569  Hologic, Inc.(1)                                   12,772,639
                                                                    --------------
                                                                        62,996,140
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
            530,969  Aetna Inc.                                         23,150,248
            447,901  Henry Schein, Inc.(1)                              24,800,278
            509,291  Medco Health Solutions Inc.(1)                     25,230,277
            485,215  UnitedHealth Group Inc.                            15,832,565
                                                                    --------------
                                                                        89,013,368
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 4.4%
            873,021  McDonald's Corp.                                   52,014,591
          1,309,373  Yum! Brands, Inc.                                  53,265,294
                                                                    --------------
                                                                       105,279,885
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.7%
            568,728  Colgate-Palmolive Co.                              40,209,070
                                                                    --------------
INSURANCE -- 1.6%
            583,447  Aflac Inc.                                         38,898,411
                                                                    --------------
INTERNET & CATALOG RETAIL -- 1.7%
            250,110  Amazon.com, Inc.(1)                                19,666,149
            858,841  Expedia Inc.(1)                                    21,694,324
                                                                    --------------
                                                                        41,360,473
                                                                    --------------

------
7

Select

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 1.9%
            676,239  Alibaba.com Ltd. ORD(1)                           $ 1,249,507
             75,955  Google Inc. Cl A(1)                                43,620,196
                                                                    --------------
                                                                        44,869,703
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
            968,966  Thermo Fisher Scientific Inc.(1)                   56,074,062
                                                                    --------------
MACHINERY -- 0.8%
            229,656  Parker-Hannifin Corp.                              18,338,032
                                                                    --------------
MEDIA -- 1.8%
          1,293,270  Walt Disney Co. (The)                              41,940,746
                                                                    --------------
METALS & MINING -- 1.7%
            355,977  Freeport-McMoRan Copper & Gold, Inc.               40,492,384
                                                                    --------------
MULTILINE RETAIL -- 0.6%
            264,184  Kohl's Corp.(1)                                    12,905,388
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 2.4%
            702,263  Occidental Petroleum Corp.                         58,435,304
                                                                    --------------
PHARMACEUTICALS -- 0.8%
            326,277  Allergan, Inc.                                     18,392,234
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.8%
            478,399  ASML Holding N.V. ORD                              13,694,631
          1,922,898  Intel Corp.                                        42,803,709
          1,439,773  Linear Technology Corp.                            50,334,464
            889,124  MEMC Electronic Materials Inc.(1)                  55,988,139
                                                                    --------------
                                                                       162,820,943
                                                                    --------------
SOFTWARE -- 7.3%
            681,474  Adobe Systems Inc.(1)                              25,412,165
          2,864,712  Microsoft Corp.                                    81,701,587
             81,100  Nintendo Co., Ltd. ORD                             44,529,161
          1,155,407  Oracle Corp.(1)                                    24,090,236
                                                                    --------------
                                                                       175,733,149
                                                                    --------------

Shares                                                                       Value

SPECIALTY RETAIL -- 1.0%
            715,627  TJX Companies, Inc. (The)                        $ 23,057,502
                                                                    --------------
TOBACCO -- 1.9%
            649,784  Altria Group Inc.                                  12,995,680
            649,784  Philip Morris International Inc.(1)                33,158,478
                                                                    --------------
                                                                        46,154,158
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.7%
          1,516,313  China Merchants Holdings International Co.
                     Ltd. ORD                                            7,782,599
         11,039,000  Hopewell Highway Infrastructure Ltd. ORD            8,796,242
                                                                    --------------
                                                                        16,578,841
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,003,261,298)                                                2,330,590,996
                                                                    --------------

Temporary Cash Investments -- 2.0%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $40,212,551), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $39,402,101)           39,400,000

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 3.125%,
4/15/09, valued at $8,976,448), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $8,800,469)             8,800,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $48,200,000)                                                      48,200,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $2,051,461,298)                                                2,378,790,996
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.5%                                    12,176,434
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,390,967,430
                                                                    ==============

------
8

Select

Forward Foreign Currency Exchange Contracts
                                                                         Unrealized
         Contracts to Sell            Settlement Date       Value        Gain (Loss)

       90,791,418  DKK for USD            5/30/08          $19,002,210        $ 9,191
       22,315,290  Euro for USD           5/30/08           34,808,760         68,477
        9,570,333  GBP for USD            5/30/08           18,999,312         62,112
    2,347,845,000  JPY for USD            5/30/08           22,617,247       (48,151)
                                                          ------------   ------------
                                                           $95,427,529       $ 91,629
                                                          ============   ============

(Value on Settlement Date $95,519,158)

Notes to Schedule of Investments

ADR = American Depositary Receipt

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
9

PERFORMANCE
Capital Growth

Total Returns as of April 30, 2008
                                                        Average Annual
                                                            Returns
                                                             Since       Inception
                                 6 months(1)   1 year      Inception        Date

A CLASS
 No sales charge*                   -6.26%      6.99%        7.27%
 With sales charge*                -11.64%      0.80%        5.76%        2/27/04

RUSSELL 1000 GROWTH INDEX(2)        -9.28%     -0.23%        5.62%           --

Investor Class                      -6.15%      7.20%        8.42%        7/29/05

Institutional Class                 -6.12%      7.42%        8.63%        7/29/05

B Class
 No sales charge*                   -6.60%      6.14%        6.47%
 With sales charge*                -11.60%      2.14%        6.07%        2/27/04

C Class
 No sales charge*                   -6.60%      6.14%        6.47%
 With sales charge*                 -7.46%      6.14%        6.47%        2/27/04

R Class                             -6.38%      6.68%        7.89%        7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Capital Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 27, 2004

One-Year Returns Over Life of Class
Periods ended April 30
                                2004*   2005    2006     2007     2008

A Class (no sales charge)      -4.20%   4.49%  12.69%   11.08%    6.99%

Russell 1000 Growth Index      -3.00%   0.40%  15.18%   12.25%   -0.23%

* From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

Capital Growth returned -6.26%* during the six months ended April 30, 2008. By comparison, the Russell 1000 Growth Index returned -9.28%, while the average return for the Lipper Large-Cap Growth Funds category was -10.15%.** Better measures of the portfolio's performance are its longer-term results compared with the index, which can be seen on page 10.

Looking at the portfolio's absolute return, performance was driven by holdings in the energy sector; materials and consumer staples also made positive contributions. Information technology holdings were the leading detractors. In terms of Capital Growth's performance relative to the Russell 1000 Growth
Index, outperformance was driven by stock selection among health care and consumer discretionary stocks; holdings in the consumer staples, financials, and energy sectors were other notable contributors. Stock picks in information technology detracted most from relative results.

HEALTH CARE LED CONTRIBUTORS

Health care stocks contributed most to the portfolio's return relative to the benchmark. Performance was driven by positioning in the pharmaceutical industry. Capital Growth had no exposure to Merck, and managers eliminated
Schering-Plough at the end of 2007 after sizable gains. This helped relative results after both stocks suffered in March from questions about the efficacy of a jointly marketed cholesterol drug.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was Becton
Dickinson, which benefited from increased usage around the world of its safety devices that reduce accidents and infection among patients and caregivers.

CONSUMER DISCRETIONARY HELPED

In the consumer discretionary sector, outperformance was a result of stock selection in the specialty retail and internet & catalog retailing segments.
It also helped to underweight stocks in the hotels, restaurants & leisure category. Key contributions in the sector came from specialty retailers Urban
Outfitters and The TJX Companies. Internet travel portal priceline.com was another leading contributor, helped by the acquisition of overseas vacation properties and growth in its international business.

Top Ten Holdings as of April 30, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07

Apple Inc.                            3.3%           4.1%
Honeywell International Inc.          2.5%           1.1%
QUALCOMM Inc.                         2.5%           0.8%
Emerson Electric Co.                  2.3%           1.9%
Becton, Dickinson & Co.               2.2%           2.3%
Microsoft Corp.                       2.2%           3.7%
Apache Corp.                          2.2%           2.0%
Coca-Cola Co. (The)                   2.2%           2.6%
Devon Energy Corp.                    2.1%           1.8%
BorgWarner, Inc.                      2.1%           2.0%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

** The Lipper Large-Cap Growth Funds average returns for the one-year and since inception periods ended April 30, 2008, were 1.73% and 5.68%, respectively.

------
12

Capital Growth

OTHER KEY CONTRIBUTORS

Three of the five largest contributors to portfolio performance were oil & gas exploration and production firms Devon Energy, Apache, and XTO Energy. These companies benefited from surging oil prices and reserve growth in the U.S. and overseas. These shares also saw demand from investors who wanted exposure to the energy sector but preferred to avoid the big, integrated firms that are less closely tied to the price of oil and are seeing declining margins in their refining businesses.

IT, INDUSTRIALS DETRACTED

Stock selection among information technology stocks detracted most from relative return, led by holdings in the software, internet software &
services, and IT services industries. Indeed, the sector was home to the five largest individual detractors from relative performance, led by enterprise software firm VMWare. This overweight position was eliminated after the firm gave a surprisingly poor profit forecast. The number-two detractor was IBM, which reported good results and bought back stock during the period. The portfolio had no exposure to the stock.

With the exception of utilities (a tiny portion of the fund and index), industrials was the only other sector to detract from relative performance, as it hurt to be significantly underweight the road & rail and air freight industries. The leading detractor in the sector was an overweight position in
Continental Airlines, as investors worried about the effects of rising fuel costs and a slowing economy. We eliminated the position.

OUTLOOK

The investment process focuses on large companies exhibiting sustainable improvement in their businesses. We believe that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2008, we found opportunity in the health care sector, the portfolio's largest overweight position. The most notable sector underweight was in information technology shares.

Top Five Industries as of April 30, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                 4/30/08       10/31/07

Health Care Equipment & Supplies                  8.0%           8.8%
Communications Equipment                          7.9%           7.1%
Aerospace & Defense                               6.3%           3.1%
Oil, Gas & Consumable Fuels                       6.3%           7.1%
Semiconductors & Semiconductor Equipment          5.5%           3.4%

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                 4/30/08       10/31/07

Domestic Common Stocks                            91.8%          95.2%
Foreign Common Stocks(1)                          6.1%           4.3%
TOTAL COMMON STOCKS                               97.9%          99.5%
Other Assets and Liabilities(2)                   2.1%           0.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Capital Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 97.9%

AEROSPACE & DEFENSE -- 6.3%
         3,348  Honeywell International Inc.                             $ 198,872
         2,371  Raytheon Co.                                               151,673
         2,110  United Technologies Corp.                                  152,912
                                                                       -----------
                                                                           503,457
                                                                       -----------
AUTO COMPONENTS -- 2.1%
         3,424  BorgWarner, Inc.                                           168,290
                                                                       -----------
BEVERAGES -- 3.9%
         2,933  Coca-Cola Co. (The)                                        172,665
         1,988  PepsiCo, Inc.                                              136,238
                                                                       -----------
                                                                           308,903
                                                                       -----------
BIOTECHNOLOGY -- 1.4%
           499  Genentech, Inc.(1)                                          34,032
         1,472  Gilead Sciences, Inc.(1)                                    76,191
                                                                       -----------
                                                                           110,223
                                                                       -----------
BUILDING PRODUCTS -- 0.2%
         1,072  Masco Corp.                                                 19,521
                                                                       -----------
CAPITAL MARKETS -- 3.5%
         4,921  Invesco Ltd.                                               126,224
         1,066  Northern Trust Corp.                                        79,001
         2,209  Waddell & Reed Financial, Inc. Cl A                         74,797
                                                                       -----------
                                                                           280,022
                                                                       -----------
CHEMICALS -- 1.7%
         1,188  Monsanto Co.                                               135,456
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 7.9%
         3,170  ADC Telecommunications, Inc.(1)                             44,443
           872  Ciena Corp.(1)                                              29,482
         4,762  Cisco Systems Inc.(1)                                      122,098
         4,832  Corning Inc.                                               129,063
         5,465  JDS Uniphase Corp.(1)                                       78,204
         4,557  QUALCOMM Inc.                                              196,816
           227  Research In Motion Ltd.(1)                                  27,610
                                                                       -----------
                                                                           627,716
                                                                       -----------
COMPUTERS & PERIPHERALS -- 4.5%
         1,515  Apple Inc.(1)                                              263,534
         4,661  Dell Inc.(1)                                                86,834
           652  EMC Corp.(1)                                                10,041
                                                                       -----------
                                                                           360,409
                                                                       -----------
DIVERSIFIED -- 1.1%
         1,523  iShares Russell 1000 Growth Index Fund                      87,512
                                                                       -----------

Shares                                                                       Value

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
            99  CME Group Inc.                                            $ 45,288
           321  IntercontinentalExchange Inc.(1)                            49,803
                                                                       -----------
                                                                            95,091
                                                                       -----------
ELECTRIC UTILITIES -- 0.5%
           561  FPL Group, Inc.                                             37,189
                                                                       -----------
ELECTRICAL EQUIPMENT -- 3.9%
         2,311  Cooper Industries, Ltd. Cl A                                97,963
         3,560  Emerson Electric Co.                                       186,046
           108  First Solar Inc.(1)                                         31,535
                                                                       -----------
                                                                           315,544
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
         6,024  Flextronics International Ltd.(1)                           62,589
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 2.9%
           761  Helmerich & Payne, Inc.                                     40,904
           835  Schlumberger Ltd.                                           83,959
           742  Transocean Inc.(1)                                         109,415
                                                                       -----------
                                                                           234,278
                                                                       -----------
FOOD & STAPLES RETAILING -- 3.9%
         2,018  Costco Wholesale Corp.                                     143,783
         2,884  Wal-Mart Stores, Inc.                                      167,214
                                                                       -----------
                                                                           310,997
                                                                       -----------
FOOD PRODUCTS -- 0.8%
           128  Nestle SA ORD                                               61,417
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.0%
         2,098  Baxter International Inc.                                  130,747
         1,988  Becton, Dickinson & Co.                                    177,726
           858  C.R. Bard, Inc.                                             80,798
         2,033  DENTSPLY International Inc.                                 79,023
           372  Gen-Probe Inc.(1)                                           20,966
           312  Idexx Laboratories, Inc.(1)                                 16,598
           181  Intuitive Surgical Inc.(1)                                  52,356
         1,620  Medtronic, Inc.                                             78,862
                                                                       -----------
                                                                           637,076
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.9%
           639  Laboratory Corp. of America Holdings(1)                     48,321
           700  VCA Antech Inc.(1)                                          22,659
                                                                       -----------
                                                                            70,980
                                                                       -----------

------
14

Capital Growth

Shares                                                                       Value
HOTELS, RESTAURANTS & LEISURE -- 1.3%
         2,969  Darden Restaurants, Inc.                                 $ 105,637
                                                                       -----------
HOUSEHOLD DURABLES -- 0.7%
         1,095  KB Home(2)                                                  24,638
           464  Mohawk Industries Inc.(1)(2)                                35,352
                                                                       -----------
                                                                            59,990
                                                                       -----------
HOUSEHOLD PRODUCTS -- 1.3%
         1,504  Procter & Gamble Co. (The)                                 100,843
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.3%
           863  General Electric Co.                                        28,220
                                                                       -----------
INSURANCE -- 1.1%
         1,602  Chubb Corp.                                                 84,858
                                                                       -----------
INTERNET & CATALOG RETAIL -- 0.5%
           309  priceline.com Inc.(1)(2)                                    39,441
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 0.9%
           122  Google Inc. Cl A(1)                                         70,063
                                                                       -----------
IT SERVICES -- 1.2%
           500  Global Payments Inc.                                        22,130
           909  Visa Inc. Cl A(1)                                           75,856
                                                                       -----------
                                                                            97,986
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
           236  Illumina, Inc.(1)                                           18,382
           879  QIAGEN N.V.(1)                                              19,523
         2,459  Thermo Fisher Scientific Inc.(1)                           142,302
                                                                       -----------
                                                                           180,207
                                                                       -----------
MACHINERY -- 2.9%
           362  Caterpillar Inc.                                            29,641
         1,502  Eaton Corp.                                                131,935
           725  Valmont Industries, Inc.                                    71,384
                                                                       -----------
                                                                           232,960
                                                                       -----------
MEDIA -- 1.8%
         3,837  Viacom Inc. Cl B(1)                                        147,494
                                                                       -----------
METALS & MINING -- 1.6%
         1,095  Freeport-McMoRan Copper & Gold, Inc.                       124,556
                                                                       -----------
MULTILINE RETAIL -- 1.0%
         3,927  Family Dollar Stores, Inc.                                  84,038
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 6.3%
         1,297  Apache Corp.                                               174,679
         1,494  Devon Energy Corp.                                         169,420
           145  EOG Resources Inc.                                          18,920
         2,260  XTO Energy Inc.                                            139,804
                                                                       -----------
                                                                           502,823
                                                                       -----------

Shares                                                                       Value

PHARMACEUTICALS -- 3.3%
         2,750  Allergan, Inc.                                           $ 155,018
         1,536  Novo Nordisk AS B Shares ORD                               105,893
                                                                       -----------
                                                                           260,911
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
           421  Digital Realty Trust Inc.                                   16,314
           876  Weingarten Realty Investors                                 32,315
                                                                       -----------
                                                                            48,629
                                                                       -----------
ROAD & RAIL -- 0.4%
           212  Union Pacific Corp.                                         30,780
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.5%
         2,105  Altera Corp.                                                44,794
         1,629  Applied Materials, Inc.                                     30,397
         6,577  Intel Corp.                                                146,404
         3,856  Linear Technology Corp.                                    134,806
           578  MEMC Electronic Materials Inc.(1)                           36,397
         2,005  Xilinx, Inc.                                                49,664
                                                                       -----------
                                                                           442,462
                                                                       -----------
SOFTWARE -- 4.2%
           647  Electronic Arts Inc.(1)                                     33,301
         6,189  Microsoft Corp.                                            176,510
         3,123  Oracle Corp.(1)                                             65,115
           974  Salesforce.com Inc.(1)                                      64,995
                                                                       -----------
                                                                           339,921
                                                                       -----------
SPECIALTY RETAIL -- 3.8%
         1,318  Advance Auto Parts, Inc.                                    45,708
         4,141  Lowe's Companies, Inc.                                     104,312
           931  TJX Companies, Inc. (The)                                   29,997
         3,528  Urban Outfitters Inc.(1)                                   120,834
                                                                       -----------
                                                                           300,851
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
         2,606  American Tower Corp. Cl A(1)                               113,153
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $7,093,008)                                                        7,822,493
                                                                       -----------

------
15

Capital Growth

                                                                             Value

Temporary Cash Investments -- Securities Lending Collateral(3) -- 1.3%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled
account at the lending agent), 1.98%, dated 4/30/08, due
5/1/08 (Delivery value $22,496)                                           $ 22,495

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.99%, dated 4/30/08, due 5/1/08 (Delivery value $20,001)                   20,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.97%, dated 4/30/08, due 5/1/08 (Delivery value $20,001)                   20,000

                                                                             Value

Repurchase Agreement, Lehman Brothers Inc. / Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the
lending agent), 2.39%, dated 4/30/08, due 5/1/08 (Delivery
value $20,001)                                                            $ 20,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.97%, dated 4/30/08, due 5/1/08 (Delivery value $20,001)                   20,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $102,495)                                                            102,495
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.2%
(Cost $7,195,503)                                                        7,924,988
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.8%                                        60,542
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $ 7,985,530
                                                                       ===========

Forward Foreign Currency Exchange Contracts
                                                        Unrealized
   Contracts to Sell      Settlement Date     Value    Gain (Loss)

    44,083  CHF for USD       5/30/08        $ 42,578          $113
   333,230  DKK for USD       5/30/08          69,743            22
                                             --------      --------
                                             $112,321          $135
                                             ========      ========

(Value on Settlement Date $112,456)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
Focused Growth

Total Returns as of April 30, 2008
                                                           Average Annual
                                                               Returns
                                                                Since       Inception
                                  6 months(1)    1 year       Inception       Date

INVESTOR CLASS                      -3.94%       4.74%          8.05%        2/28/05

RUSSELL 1000 GROWTH INDEX(2)(3)     -9.28%       -0.23%         7.09%          --

BLENDED INDEX                       -9.45%       -2.47%         6.82%          --

S&P 500 INDEX(2)                    -9.64%       -4.68%         6.53%          --

Institutional Class                 -3.89%         --         -1.29%(1)      9/28/07

A Class
 No sales charge*                   -4.11%         --         -1.59%(1)
 With sales charge*                 -9.63%         --         -7.27%(1)      9/28/07

B Class
 No sales charge*                   -4.48%         --         -2.05%(1)
 With sales charge*                 -9.48%         --         -7.05%(1)      9/28/07

C Class
 No sales charge*                   -4.48%         --         -2.05%(1)
 With sales charge*                 -5.33%         --         -2.92%(1)      9/28/07

R Class                             -4.20%         --         -1.69%(1)      9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) In March of 2008, the fund's benchmark changed from the blended index to the Russell 1000 Growth Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
17

Focused Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 28, 2005

One-Year Returns Over Life of Class
Periods ended April 30
                                2005*    2006    2007     2008

Investor Class                 -3.50%   17.00%   8.08%    4.74%

Russell 1000 Growth Index      -3.69%   15.18%  12.25%   -0.23%

Blended index                  -3.66%   15.31%  13.75%   -2.47%

S&P 500 Index                  -3.63%   15.42%  15.24%   -4.68%

*From 2/28/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
18

PORTFOLIO COMMENTARY
Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

PERFORMANCE SUMMARY

Focused Growth returned -3.94%* during the six months ended April 30, 2008. By comparison, the Russell 1000 Growth Index returned -9.28%, while the average return for the Lipper Large-Cap Growth Funds category was -10.15%.** Better measures of the portfolio's performance are its longer-term results compared with the index, which can be seen on page 17.

Looking at the portfolio's absolute return, performance was driven by holdings in the energy sector. Information technology holdings were the leading detractors. In terms of Focused Growth's return relative to the Russell 1000
Growth Index, outperformance was driven by selection among health care shares.
Stock picks in the energy, consumer discretionary, and financials sectors also contributed. Positioning in the consumer staples and materials sectors detracted most from relative results.

HEALTH CARE LED CONTRIBUTORS

Health care stocks contributed most to the portfolio's return relative to the benchmark, led by health care equipment & supplies firms. The leading contributor to return for the six months was Becton Dickinson, which benefited from increased usage around the world of its safety devices that reduce accidents and infection among patients and caregivers. Other key contributors here were Baxter International, Alcon, and DENTSPLY International.

Performance also benefited from positioning in the pharmaceutical industry, led by an overweight in Novo Nordisk AS, which gained share in insulin analogs around the world. In addition, the portfolio had no exposure to Merck and an underweight position in Schering-Plough. This helped relative results after both stocks suffered from questions about the efficacy of a jointly marketed cholesterol drug.

ENERGY COMPANIES WERE KEY

The top three contributors to performance for the period were oil & gas exploration and production firms Apache, Devon Energy, and XTO Energy. They benefited from surging oil prices and reserve growth in the U.S. and overseas.
These shares also saw demand from investors who wanted exposure to the energy sector but preferred to avoid the big, integrated firms that are less closely tied to the price of oil and are seeing declining margins in their refining businesses.

Top Ten Holdings as of April 30, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07

Apple Inc.                            4.5%           3.6%
QUALCOMM Inc.                         3.2%           0.7%
Honeywell International Inc.          3.1%           1.1%
Proctor & Gamble Co. (The)            3.0%           0.8%
Costco Wholesale Corp.                3.0%            --
United Technologies Corp.             2.9%           3.7%
Apache Corp.                          2.8%           4.3%
Baxter International Inc.             2.8%           3.9%
BorgWarner, Inc.                      2.8%           3.5%
Invesco Ltd.                          2.8%            --

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The Lipper Large-Cap Growth Funds average returns for the one-year and since inception periods ended April 30, 2008, were 1.73% and 8.28%, respectively.

------
19

Focused Growth

OTHER SOURCES OF STRENGTH

In the consumer discretionary sector, outperformance was a result of stock selection among specialty retail names, led by The TJX Companies and Urban
Outfitters. It also helped to underweight stocks in the hotels, restaurants &
leisure category. Internet travel portal priceline.com was another leading contributor in the sector, helped by the acquisition of overseas vacation properties and growth in its international business.

In the financials sector, the key theme explaining the portfolio's outperformance was an overweight to asset managers and other capital-market related names. At the same time, it helped to underweight the poor-performing consumer finance and diversified financial services industries. The leading contributor in this sector was financial services firm Northern Trust, which reported record earnings during the period on strength in its custody bank, investment management, and foreign exchange trading arms.

LEADING DETRACTORS

The portfolio's underweight position in the defensive consumer staples sector detracted from performance, as these stocks held up relatively well during a difficult period for equities. In particular, the portfolio had no exposure to
Wal-Mart, making this stock the leading detractor from relative results. It was a similar story in materials, as the portfolio was underweight one of only two sectors in the index to have a positive return.

OUTLOOK

The investment process focuses on large companies exhibiting sustainable improvement in their businesses. We believe that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2008, we found opportunity in the industrial sector, the portfolio's largest overweight position. The most notable sector underweight was in information technology shares.

Top Five Industries as of April 30, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                         4/30/08       10/31/07

Health Care Equipment & Supplies          8.5%           14.2%
Aerospace & Defense                       8.3%           4.8%
Communications Equipment                  7.5%           6.7%
Oil, Gas & Consumable Fuels               7.0%           10.9%
Capital Markets                           5.9%           5.8%

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                         4/30/08       10/31/07

Domestic Common Stocks                    92.1%          94.0%
Foreign Common Stocks(1)                  5.8%           4.1%
TOTAL COMMON STOCKS                       97.9%          98.1%
Temporary Cash Investments                3.0%           0.7%
Other Assets and Liabilities(2)          (0.9)%          1.2%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
20

SCHEDULE OF INVESTMENTS
Focused Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                         Value

Common Stocks -- 97.9%

AEROSPACE & DEFENSE -- 8.3%
      6,918  Honeywell International Inc.                  $ 410,930
      4,863  Raytheon Co.                                    311,086
      5,337  United Technologies Corp.                       386,772
                                                        ------------
                                                           1,108,788
                                                        ------------
AUTO COMPONENTS -- 2.8%
      7,554  BorgWarner, Inc.                                371,279
                                                        ------------
BEVERAGES -- 1.7%
      3,758  Coca-Cola Co. (The)                             221,233
                                                        ------------
BIOTECHNOLOGY -- 1.3%
      3,384  Gilead Sciences, Inc.(1)                        175,156
                                                        ------------
CAPITAL MARKETS -- 5.9%
     14,455  Invesco Ltd.                                    370,771
      4,695  Northern Trust Corp.                            347,946
      2,082  Waddell & Reed Financial, Inc. Cl A              70,497
                                                        ------------
                                                             789,214
                                                        ------------
CHEMICALS -- 0.4%
        500  Monsanto Co.                                     57,010
                                                        ------------
COMMUNICATIONS EQUIPMENT -- 7.5%
      9,480  ADC Telecommunications, Inc.(1)                 132,910
      2,213  Ciena Corp.(1)                                   74,822
      2,461  Corning Inc.                                     65,733
     19,614  JDS Uniphase Corp.(1)                           280,676
      9,981  QUALCOMM Inc.                                   431,079
        130  Research In Motion Ltd.(1)                       15,812
                                                        ------------
                                                           1,001,032
                                                        ------------
COMPUTERS & PERIPHERALS -- 5.1%
      3,429  Apple Inc.(1)                                   596,474
      5,387  EMC Corp.(1)                                     82,960
                                                        ------------
                                                             679,434
                                                        ------------
ELECTRIC UTILITIES -- 0.4%
        880  FPL Group, Inc.                                  58,335
                                                        ------------
ELECTRICAL EQUIPMENT -- 5.2%
      7,884  Cooper Industries, Ltd. Cl A                    334,203
      6,745  Emerson Electric Co.                            352,493
                                                        ------------
                                                             686,696
                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
      9,050  Flextronics International Ltd.(1)                94,030
                                                        ------------
ENERGY EQUIPMENT & SERVICES -- 1.5%
      1,326  Transocean Inc.(1)                              195,532
                                                        ------------

Shares                                                         Value

FOOD & STAPLES RETAILING -- 3.0%
      5,620  Costco Wholesale Corp.                        $ 400,425
                                                        ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.5%
      6,013  Baxter International Inc.                       374,731
      3,789  Becton, Dickinson & Co.                         338,737
      1,495  C.R. Bard, Inc.                                 140,784
      6,406  DENTSPLY International Inc.                     249,001
         69  Intuitive Surgical Inc.(1)                       19,959
                                                        ------------
                                                           1,123,212
                                                        ------------
HOTELS, RESTAURANTS & LEISURE -- 2.7%
     10,002  Darden Restaurants, Inc.                        355,871
                                                        ------------
HOUSEHOLD DURABLES -- 0.4%
      2,504  KB Home(2)                                       56,340
                                                        ------------
HOUSEHOLD PRODUCTS -- 3.0%
      5,999  Procter & Gamble Co. (The)                      402,233
                                                        ------------
INSURANCE -- 2.6%
      6,517  Chubb Corp.                                     345,205
                                                        ------------
INTERNET & CATALOG RETAIL -- 0.5%
        489  priceline.com Inc.(1)(2)                         62,416
                                                        ------------
IT SERVICES -- 0.4%
        666  Visa Inc. Cl A(1)                                55,578
                                                        ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.7%
      6,140  Thermo Fisher Scientific Inc.(1)                355,322
                                                        ------------
MACHINERY -- 2.6%
      3,888  Eaton Corp.                                     341,522
                                                        ------------
MEDIA -- 2.7%
      9,262  Viacom Inc. Cl B(1)                             356,031
                                                        ------------
METALS & MINING -- 2.5%
      2,963  Freeport-McMoRan Copper & Gold, Inc.            337,041
                                                        ------------
MULTILINE RETAIL -- 1.7%
     10,303  Family Dollar Stores, Inc.                      220,484
                                                        ------------
OIL, GAS & CONSUMABLE FUELS -- 7.0%
      2,796  Apache Corp.                                    376,566
      3,218  Devon Energy Corp.                              364,921
      3,004  XTO Energy Inc.                                 185,827
                                                        ------------
                                                             927,314
                                                        ------------
PHARMACEUTICALS -- 3.8%
      3,790  Allergan, Inc.                                  213,642
      4,202  Novo Nordisk AS B Shares ORD(2)                 289,690
                                                        ------------
                                                             503,332
                                                        ------------

------
21

Focused Growth

Shares                                                         Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
     12,837  Intel Corp.                                   $ 285,752
     10,040  Linear Technology Corp.                         350,998
      1,863  MEMC Electronic Materials Inc.(1)               117,313
                                                        ------------
                                                             754,063
                                                        ------------
SOFTWARE -- 4.1%
      4,196  Microsoft Corp.                                 119,670
     11,494  Oracle Corp.(1)                                 239,650
      2,832  Salesforce.com Inc.(1)                          188,979
                                                        ------------
                                                             548,299
                                                        ------------
SPECIALTY RETAIL -- 2.6%
      3,552  TJX Companies, Inc. (The)                       114,445
      6,797  Urban Outfitters Inc.(1)                        232,798
                                                        ------------
                                                             347,243
                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
      1,807  American Tower Corp. Cl A(1)                     78,460
                                                        ------------
TOTAL COMMON STOCKS
(Cost $12,106,897)                                        13,008,130
                                                        ------------

Principal Amount

Temporary Cash Investments -- 3.0%

   $400,000  FHLB Discount Notes, 1.75%, 5/1/08(3)
(Cost $400,000)                                              400,000
                                                        ------------

                                                               Value
Temporary Cash Investments --
Securities Lending Collateral(4) -- 2.0%

Repurchase Agreement, Barclays Capital Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.98%, dated 4/30/08, due 5/1/08 (Delivery
value $64,257)                                               $64,253

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.99%, dated 4/30/08, due 5/1/08 (Delivery
value $50,003)                                                50,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.97%, dated 4/30/08, due 5/1/08 (Delivery
value $50,003)                                                50,000

Repurchase Agreement, Lehman Brothers Inc. / Lehman
Brothers Commercial Paper Inc., (collateralized by
various U.S. Government Agency obligations in a
pooled account at the lending agent), 2.39%, dated
4/30/08, due 5/1/08 (Delivery value $50,003)                  50,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.97%, dated 4/30/08, due 5/1/08 (Delivery
value $50,003)                                                50,000
                                                        ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES
LENDING COLLATERAL
(Cost $264,253)                                              264,253
                                                        ------------
TOTAL INVESTMENT SECURITIES -- 102.9%
(Cost $12,771,150)                                        13,672,383
                                                        ------------
OTHER ASSETS AND LIABILITIES -- (2.9)%                     (390,116)
                                                        ------------
TOTAL NET ASSETS -- 100.0%                              $ 13,282,267
                                                        ============

------
22

Focused Growth

Forward Foreign Currency Exchange Contracts
   Contracts to Sell      Settlement Date     Value     Unrealized Gain (Loss)

 905,951    DKK for USD       5/30/08        $189,611             $97
                                            =========          =========

(Value on Settlement Date $189,708)

Notes to Schedule of Investments

DKK = Danish Krone

FHLB = Federal Home Loan Bank

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
23

PERFORMANCE
Fundamental Equity

Total Returns as of April 30, 2008
                                               Average Annual
                                                   Returns
                                                    Since       Inception
                         6 months(1)   1 year     Inception        Date

A CLASS
 No sales charge*           -8.91%     -1.34%      12.49%
 With sales charge*        -14.12%     -7.01%      10.56%        11/30/04

S&P 500 INDEX(2)            -9.64%     -4.68%       6.96%           --

Investor Class              -8.79%     -1.09%      12.50%        7/29/05

Institutional Class         -8.73%     -0.90%      12.69%        7/29/05

B Class
 No sales charge*           -9.26%     -2.10%      11.63%
 With sales charge*        -14.26%     -6.10%      10.95%        11/30/04

C Class
 No sales charge*           -9.32%     -2.10%      11.63%
 With sales charge*        -10.21%     -2.10%      11.63%        11/30/04

R Class                     -9.10%     -1.66%      11.90%        7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance. .

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
24

Fundamental Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2004

One-Year Returns Over Life of Class
Periods ended April 30
                                2005*    2006    2007     2008

A Class (no sales charge)      -0.20%   23.97%  22.49%   -1.34%

S&P 500 Index                  -0.74%   15.42%  15.24%   -4.68%

* From 11/30/04, the A Class's inception date. Not annualized. Fundamental
Equity A Class's initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Fund performance to date was affected by investments in initial public offerings (IPOs), non-U.S. stocks, and small- and mid-cap stocks. IPOs and smaller stocks may have less impact on the fund's performance as its assets grow. Performance over a longer period of time is more meaningful than short-term performance.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

PORTFOLIO COMMENTARY
Fundamental Equity

In June 2008, Gregory J. Woodhams, E.A. Prescott LeGard, Justin M. Brown and
Joe Reiland were named portfolio managers on the fund following the departure of Jerry Sullivan and Rob Brookby.

PERFORMANCE SUMMARY

Fundamental Equity returned -8.91%* for the six months ended April 30, 2008.
Its benchmark, the S&P 500 Index, returned -9.64% for the same time frame.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, both growth and value stocks lost ground across the capitalization spectrum.

Although Fundamental Equity delivered negative absolute results for the reporting period, it outperformed its benchmark. Effective security selection accounted for the bulk of relative strength. In particular, individual holdings within the consumer discretionary and financials sectors contributed to relative performance. An underweight allocation to financials further aided relative performance. Holdings in the industrials sector, as well as an overweight allocation to the sector, weighed on absolute and relative returns.

The portfolio also derived gains from initial public offerings during the reporting period. Although several of these positions detracted slightly from portfolio gains, the group significantly contributed to relative performance.

INDUSTRIALS LAGGED

Electronic components-maker Belden hindered absolute and relative performance as its share price lost 42%. The company's first-quarter earnings profit fell
40% and missed analysts' estimates as healthy foreign business failed to compensate for weak sales in North America.

Elsewhere in the industrials sector, the portfolio maintained an overweight stake in the aerospace and defense industry. Although these holdings collectively detracted from absolute returns, they aided Fundamental Equity's performance relative to the benchmark.

TECHNOLOGY DETRACTED

A stake in Avnet -- a substantial contributor to relative gains in the previous reporting period -- dragged down returns. The distributor of electronic components, which is not a benchmark constituent, weighed on relative performance as its share price slumped 37%.

Top Ten Holdings as of April 30, 2008
                                             % of net       % of net
                                           assets as of   assets as of
                                              4/30/08       10/31/07

Chevron Corp.                                  3.1%           2.7%
Exxon Mobil Corp.                              3.1%           1.9%
General Electric Co.                           2.8%           3.5%
JPMorgan Chase & Co.                           2.3%           1.1%
Bank of America Corp.                          2.0%           2.6%
AT&T Inc.                                      2.0%           2.2%
Honeywell International Inc.                   1.9%           1.9%
International Business Machines Corp.          1.8%           2.0%
Procter & Gamble Co. (The)                     1.8%           0.8%
Wal-Mart Stores, Inc.                          1.8%           0.8%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

------
26

Fundamental Equity

CONSUMER DISCRETIONARY PICKS LED GAINS

Within the consumer discretionary sector, Fundamental Equity benefited from security selection within the hotels, restaurants, and leisure group and the specialty retail group. In particular, restaurant giant Darden Restaurants contributed to relative strength. The owner of casual restaurants -- including
Red Lobster and Olive Garden -- saw its share price rise as it announced earnings that exceeded analysts' estimates.

FINANCIALS, ENERGY AIDED RELATIVE STRENGTH

Although the portfolio's holdings in the financials sector declined, stock selection and an underweight stake helped Fundamental Equity to outperform its benchmark within the sector. The most significant relative advantage came from avoiding the thrifts and mortgage finance industry altogether, a group whose constituents declined an average 47% within the benchmark for the reporting period. But that advantage was partially offset by an overweight stake in
Wachovia Corporation, whose share price tumbled 34%.

Stock selection within the energy sector also accounted for a portion of
Fundamental Equity's relative strength. Within the energy sector, the portfolio derived its relative gains from the oil, gas and consumable fuels industry. Here, a stake in SandRidge Energy, a newly-issued security during the reporting period, aided performance as the natural gas exploration company's share price climbed 73% following its initial public offering in
November 2007. An overweight position in Chevron also contributed to relative strength as the diversified oil company continued to benefit from rising oil prices during the period.

OUTLOOK

Fundamental Equity seeks large, established companies that we believe are attractively valued relative to their prospects for earnings growth and income production. Our focus on bellwether large-cap stocks should put the portfolio in position for solid returns for the foreseeable future despite short-term market volatility. We will also continue to look for investment opportunities outside the large-company arena.

Top Five Industries as of April 30, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                        4/30/08       10/31/07

Oil, Gas & Consumable Fuels              9.9%           8.2%
Aerospace & Defense                      6.0%           6.2%
Pharmaceuticals                          5.6%           2.9%
Diversified Financial Services           4.9%           5.8%
Capital Markets                          4.6%           3.0%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        4/30/08       10/31/07

Domestic Common Stocks                   92.6%          91.1%
Foreign Common Stocks(1)                 5.5%           7.0%
TOTAL COMMON STOCKS                      98.1%          98.1%
Temporary Cash Investments               2.8%           1.8%
Other Assets and Liabilities(2)         (0.9)%          0.1%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
27

SCHEDULE OF INVESTMENTS
Fundamental Equity

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 6.0%
             37,500  General Dynamics Corp.                            $ 3,390,751
            142,500  Honeywell International Inc.                        8,464,500
             58,500  Lockheed Martin Corp.                               6,203,340
             58,000  Raytheon Co.                                        3,710,260
             65,000  United Technologies Corp.                           4,710,550
                                                                      ------------
                                                                        26,479,401
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.7%
             40,500  United Parcel Service, Inc. Cl B                    2,932,605
                                                                      ------------
AUTO COMPONENTS -- 1.1%
            100,000  Johnson Controls, Inc.                              3,526,000
             56,662  Tenneco Inc.(1)                                     1,449,414
                                                                      ------------
                                                                         4,975,414
                                                                      ------------
BEVERAGES -- 2.2%
             44,000  Anheuser-Busch Companies, Inc.                      2,164,800
             61,000  Coca-Cola Enterprises Inc.                          1,372,500
             92,000  PepsiCo, Inc.                                       6,304,760
                                                                      ------------
                                                                         9,842,060
                                                                      ------------
BIOTECHNOLOGY -- 0.8%
             22,000  Biotech HOLDRs(SM) Trust(2)                         3,575,000
                                                                      ------------
CAPITAL MARKETS -- 4.6%
             73,000  Ameriprise Financial Inc.                           3,466,770
             24,000  Deutsche Bank AG ORD                                2,884,897
             23,300  Goldman Sachs Group, Inc. (The)                     4,458,921
            166,000  Invesco Ltd.                                        4,257,900
             72,500  Merrill Lynch & Co., Inc.                           3,612,675
            100,000  NGP Capital Resources Co.                           1,613,000
                                                                      ------------
                                                                        20,294,163
                                                                      ------------
CHEMICALS -- 2.8%
             89,000  du Pont (E.I.) de Nemours & Co.                     4,352,991
             69,000  International Flavors & Fragrances Inc.             3,147,090
              2,552  Intrepid Potash, Inc.(1)                              121,194
             19,700  Monsanto Co.                                        2,246,194
             40,044  PPG Industries, Inc.                                2,457,500
                                                                      ------------
                                                                        12,324,969
                                                                      ------------
COMMERCIAL BANKS -- 2.1%
            152,000  Marshall & Ilsley Corp.                             3,796,960
            189,350  Wachovia Corp.                                      5,519,553
                                                                      ------------
                                                                         9,316,513
                                                                      ------------

Shares                                                                       Value

COMMERCIAL SERVICES & SUPPLIES -- 0.7%
             91,000  Republic Services, Inc.                           $ 2,892,890
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.1%
            306,000  Cisco Systems Inc.(1)                               7,845,840
             27,000  QUALCOMM Inc.                                       1,166,130
                                                                      ------------
                                                                         9,011,970
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.2%
             25,000  Apple Inc.(1)                                       4,348,750
            117,000  Hewlett-Packard Co.                                 5,422,950
                                                                      ------------
                                                                         9,771,700
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.2%
             17,500  Shaw Group Inc. (The)(1)                              864,850
                                                                      ------------
CONTAINERS & PACKAGING -- 0.7%
            109,500  Crown Holdings Inc.(1)                              2,938,980
                                                                      ------------
DIVERSIFIED -- 1.6%
             75,000  iShares Russell 1000 Growth Index Fund              4,309,500
             60,000  PowerShares QQQ Trust                               2,832,600
                                                                      ------------
                                                                         7,142,100
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.9%
            239,500  Bank of America Corp.                               8,990,830
            157,000  Bovespa Holding SA ORD                              2,385,229
            209,000  JPMorgan Chase & Co.                                9,958,850
                                                                      ------------
                                                                        21,334,909
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
            230,000  AT&T Inc.                                           8,903,300
                                                                      ------------
ELECTRIC UTILITIES -- 1.2%
            184,500  Duke Energy Corp.                                   3,378,195
             70,782  Pepco Holdings, Inc.                                1,763,180
                                                                      ------------
                                                                         5,141,375
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.4%
             58,014  Belden Inc.                                         1,957,392
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
            108,010  Avnet, Inc.(1)                                      2,828,782
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 2.9%
            101,500  Halliburton Co.                                     4,659,865
             28,000  Schlumberger Ltd.                                   2,815,400
             15,000  Transocean Inc.(1)                                  2,211,900
             36,000  Weatherford International Ltd.(1)                   2,904,120
                                                                      ------------
                                                                        12,591,285
                                                                      ------------

------
28

Fundamental Equity

Shares                                                                       Value

FOOD & STAPLES RETAILING -- 3.1%
            135,000  CVS/Caremark Corp.                                $ 5,449,950
            137,000  Wal-Mart Stores, Inc.                               7,943,260
                                                                      ------------
                                                                        13,393,210
                                                                      ------------
FOOD PRODUCTS -- 3.2%
            102,000  General Mills, Inc.                                 6,160,800
            117,000  H.J. Heinz Co.                                      5,506,020
             82,000  Kraft Foods Inc. Cl A                               2,593,660
                                                                      ------------
                                                                        14,260,480
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
            120,500  Baxter International Inc.                           7,509,559
          4,906,513  Golden Meditech Co. Ltd. ORD                        1,699,858
             94,839  STERIS Corp.                                        2,627,989
                                                                      ------------
                                                                        11,837,406
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
             59,300  Aetna Inc.                                          2,585,480
             40,000  Humana Inc.(1)                                      1,911,600
             57,000  McKesson Corp.                                      2,970,840
             59,500  UnitedHealth Group Inc.                             1,941,485
                                                                      ------------
                                                                         9,409,405
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
             89,000  Carnival Corporation                                3,575,130
            100,000  Darden Restaurants, Inc.                            3,558,000
             58,000  McDonald's Corp.                                    3,455,640
             67,500  Yum! Brands, Inc.                                   2,745,900
                                                                      ------------
                                                                        13,334,670
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.3%
             29,857  Kimberly-Clark Corp.                                1,910,549
            119,000  Procter & Gamble Co. (The)                          7,978,950
                                                                      ------------
                                                                         9,889,499
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 3.4%
             32,396  3M Co.                                              2,491,252
            374,000  General Electric Co.                               12,229,800
                                                                      ------------
                                                                        14,721,052
                                                                      ------------
INSURANCE -- 4.0%
             81,500  Ace, Ltd.                                           4,913,635
            163,000  American International Group, Inc.                  7,530,600
                500  Berkshire Hathaway Inc. Cl B(1)                     2,228,500
            119,000  Unum Group                                          2,761,990
                                                                      ------------
                                                                        17,434,725
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.0%
              7,500  Google Inc. Cl A(1)                                 4,307,175
                                                                      ------------

Shares                                                                       Value

IT SERVICES -- 2.9%
             55,500  Accenture Ltd. Cl A                               $ 2,084,025
             67,000  International Business Machines Corp.               8,086,900
            115,000  Western Union Co. (The)                             2,645,000
                                                                      ------------
                                                                        12,815,925
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.1%
             87,000  Thermo Fisher Scientific Inc.(1)                    5,034,690
                                                                      ------------
MACHINERY -- 1.6%
             58,000  Eaton Corp.                                         5,094,720
             24,000  Parker-Hannifin Corp.                               1,916,400
                                                                      ------------
                                                                         7,011,120
                                                                      ------------
MEDIA -- 1.7%
             75,000  Omnicom Group Inc.                                  3,580,500
            124,000  Walt Disney Co. (The)                               4,021,320
                                                                      ------------
                                                                         7,601,820
                                                                      ------------
METALS & MINING -- 0.7%
             39,500  Nucor Corp.                                         2,982,250
                                                                      ------------
MULTI-UTILITIES -- 1.5%
            115,922  Sempra Energy                                       6,569,300
                                                                      ------------
MULTILINE RETAIL -- 0.8%
             70,000  Target Corp.                                        3,719,100
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 9.9%
            142,000  Chevron Corp.                                      13,653,299
             40,500  Devon Energy Corp.                                  4,592,700
            144,500  Exxon Mobil Corp.                                  13,448,615
             91,000  Marathon Oil Corp.                                  4,146,870
             66,500  Occidental Petroleum Corp.                          5,533,465
             44,000  SandRidge Energy, Inc.(1)                           1,987,920
                                                                      ------------
                                                                        43,362,869
                                                                      ------------
PHARMACEUTICALS -- 5.6%
            138,000  Abbott Laboratories                                 7,279,500
             53,000  Eli Lilly & Co.                                     2,551,420
            112,000  Johnson & Johnson                                   7,514,080
            125,000  Noven Pharmaceuticals Inc.(1)                       1,137,500
            137,000  Pfizer Inc.                                         2,755,070
             75,000  Wyeth                                               3,335,250
                                                                      ------------
                                                                        24,572,820
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
            462,000  Atmel Corp.(1)                                      1,718,640
            222,000  Intel Corp.                                         4,941,720
             50,000  NVIDIA Corp.(1)                                     1,027,500
             30,000  Texas Instruments Inc.                                874,800
                                                                      ------------
                                                                         8,562,660
                                                                      ------------

------
29

Fundamental Equity

Shares                                                                       Value

SOFTWARE -- 3.0%
            201,351  Microsoft Corp.                                   $ 5,742,531
            355,000  Oracle Corp.(1)                                     7,401,750
                                                                      ------------
                                                                        13,144,281
                                                                      ------------
SPECIALTY RETAIL -- 0.6%
             63,000  Best Buy Co., Inc.                                  2,710,260
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
             29,500  NIKE, Inc. Cl B                                     1,970,600
                                                                      ------------
TOBACCO -- 1.6%
             99,000  Altria Group Inc.                                   1,980,000
             95,000  Philip Morris International Inc.(1)                 4,847,850
                                                                      ------------
                                                                         6,827,850
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $427,878,662)                                                    430,592,825
                                                                      ------------

Temporary Cash Investments -- 2.8%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $12,553,664), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $12,300,656)
(Cost $12,300,000)                                                      12,300,000
                                                                      ------------

Temporary Cash Investments - Securities Lending Collateral(3) -- 0.8%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.98%, dated 4/30/08, due 5/1/08 (Delivery
value $774,418)                                                            774,375

Shares                                                                       Value

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.99%, dated 4/30/08, due
5/1/08 (Delivery value $700,039)                                          $700,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated 4/30/08, due
5/1/08 (Delivery value $700,038)                                           700,000

Repurchase Agreement, Lehman Brothers Inc. / Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent),
2.39%, dated 4/30/08, due 5/1/08 (Delivery value $700,046)                 700,000

Repurchase Agreement, Morgan Stanley & Co. Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated 4/30/08, due 5/1/08 (Delivery
value $700,038)                                                            700,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $3,574,375)                                                        3,574,375
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.7%
(Cost $443,753,037)                                                    446,467,200
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.7)%                                 (7,407,443)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $439,059,757
                                                                      ============

Forward Foreign Currency Exchange Contracts
    Contracts to Sell      Settlement Date      Value     Unrealized Gain (Loss)

 921,240    Euro for USD       5/30/08       $1,437,007           $2,627
                                             ==========         ==========

(Value on Settlement Date $1,439,634)

Notes to Schedule of Investments

HOLDRs = Holding Company Depositary Receipts

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
30

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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31

                         Beginning    Ending     Expenses Paid
                          Account    Account    During Period*
                           Value      Value        11/1/07 -       Annualized
                          11/1/07    4/30/08        4/30/08      Expense Ratio*
Select

ACTUAL
Investor Class            $1,000     $905.90         $4.74            1.00%
Institutional Class       $1,000     $906.80         $3.79            0.80%
A Class                   $1,000     $904.50         $5.92            1.25%
B Class                   $1,000     $901.20         $9.45            2.00%
C Class                   $1,000     $901.30         $9.45            2.00%
R Class                   $1,000     $903.50         $7.10            1.50%

HYPOTHETICAL
Investor Class            $1,000    $1,019.89        $5.02            1.00%
Institutional Class       $1,000    $1,020.89        $4.02            0.80%
A Class                   $1,000    $1,018.65        $6.27            1.25%
B Class                   $1,000    $1,014.92       $10.02            2.00%
C Class                   $1,000    $1,014.92       $10.02            2.00%
R Class                   $1,000    $1,017.40        $7.52            1.50%

Capital Growth

ACTUAL
Investor Class            $1,000     $938.50         $4.87            1.01%
Institutional Class       $1,000     $938.80         $3.90            0.81%
A Class                   $1,000     $937.40         $6.07            1.26%
B Class                   $1,000     $934.00         $9.67            2.01%
C Class                   $1,000     $934.00         $9.67            2.01%
R Class                   $1,000     $936.20         $7.27            1.51%

HYPOTHETICAL
Investor Class            $1,000    $1,019.84        $5.07            1.01%
Institutional Class       $1,000    $1,020.84        $4.07            0.81%
A Class                   $1,000    $1,018.60        $6.32            1.26%
B Class                   $1,000    $1,014.87       $10.07            2.01%
C Class                   $1,000    $1,014.87       $10.07            2.01%
R Class                   $1,000    $1,017.35        $7.57            1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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32

                         Beginning    Ending     Expenses Paid
                          Account    Account    During Period*
                           Value      Value        11/1/07 -       Annualized
                          11/1/07    4/30/08        4/30/08      Expense Ratio*
Focused Growth

ACTUAL
Investor Class            $1,000     $960.60         $4.87            1.00%
Institutional Class       $1,000     $961.10         $3.90            0.80%
A Class                   $1,000     $958.90         $6.09            1.25%
B Class                   $1,000     $955.20         $9.72            2.00%
C Class                   $1,000     $955.20         $9.72            2.00%
R Class                   $1,000     $958.00         $7.30            1.50%

HYPOTHETICAL
Investor Class            $1,000    $1,019.89        $5.02            1.00%
Institutional Class       $1,000    $1,020.89        $4.02            0.80%
A Class                   $1,000    $1,018.65        $6.27            1.25%
B Class                   $1,000    $1,014.92       $10.02            2.00%
C Class                   $1,000    $1,014.92       $10.02            2.00%
R Class                   $1,000    $1,017.40        $7.52            1.50%

Fundamental Equity

ACTUAL
Investor Class            $1,000     $912.10         $4.80            1.01%
Institutional Class       $1,000     $912.70         $3.85            0.81%
A Class                   $1,000     $910.90         $5.99            1.26%
B Class                   $1,000     $907.40         $9.53            2.01%
C Class                   $1,000     $906.80         $9.53            2.01%
R Class                   $1,000     $909.00         $7.17            1.51%

HYPOTHETICAL
Investor Class            $1,000    $1,019.84        $5.07            1.01%
Institutional Class       $1,000    $1,020.84        $4.07            0.81%
A Class                   $1,000    $1,018.60        $6.32            1.26%
B Class                   $1,000    $1,014.87       $10.07            2.01%
C Class                   $1,000    $1,014.87       $10.07            2.01%
R Class                   $1,000    $1,017.35        $7.57            1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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33

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
                                            Capital      Focused      Fundamental
                             Select         Growth        Growth        Equity
ASSETS
Investment securities
-- at value (cost of
$2,051,461,298,
$7,093,008,
$12,506,897 and
$440,178,662,
respectively) --
including $-,
$99,430, $259,942 and
$3,499,770 of
securities on loan,
respectively              $2,378,790,996   $7,822,493   $13,408,130   $442,892,825

Investments made with
cash collateral
received for
securities on loan,
at value (cost of $-,
$102,495, $264,253
and $3,574,375,
respectively)                         --      102,495       264,253      3,574,375
                          --------------   ----------   -----------   ------------
Total investment
securities, at value
(cost of
$2,051,461,298,
$7,195,503,
$12,771,150 and
$443,753,037,
respectively)              2,378,790,996    7,924,988    13,672,383    446,467,200

Cash                                  --      211,374         2,515      1,746,637

Receivable for
investments sold              27,275,674      111,149       219,166      3,793,326

Receivable for
forward foreign
currency exchange
contracts                        139,780          135            97          2,627

Receivable for
capital shares sold                  150          200            --        670,215

Dividends and
interest receivable            2,166,989        3,623         5,363        319,269
                          --------------   ----------   -----------   ------------
                           2,408,373,589    8,251,469    13,899,524    452,999,274
                          --------------   ----------   -----------   ------------

LIABILITIES

Disbursements in
excess of demand
deposit cash                     329,252           --            --             --

Payable for
collateral received
for securities on loan                --      102,495       264,253      3,574,375

Payable for
investments purchased         15,095,920      155,141       342,605      9,827,085

Payable for forward
foreign currency
exchange contracts                48,151           --            --             --

Payable for capital
shares redeemed                       --           --            --         99,197

Accrued management
fees                           1,921,969        6,089        10,297        343,302

Distribution fees
payable                            3,158        1,098            61         21,756

Service fees (and
distribution fees --
A Class and R Class)
payable                            7,709        1,116            41         73,802
                          --------------   ----------   -----------   ------------
                              17,406,159      265,939       617,257     13,939,517
                          --------------   ----------   -----------   ------------

NET ASSETS                $2,390,967,430   $7,985,530   $13,282,267   $439,059,757
                         ===============   ==========   ===========   ============

See Notes to Financial Statements.

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34

APRIL 30, 2008 (UNAUDITED)
                                            Capital      Focused      Fundamental
                             Select         Growth        Growth        Equity
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)          $1,999,816,806   $7,406,418   $12,260,618   $444,694,922

Accumulated
undistributed net
investment income
(loss)                         1,062,173      (6,049)         3,339        340,719

Accumulated
undistributed net
realized gain (loss)
on investment and
foreign currency
transactions                  62,682,951    (144,495)       116,980    (8,691,436)

Net unrealized
appreciation on
investments and
translation of assets
and liabilities in
foreign currencies           327,405,500      729,656       901,330      2,715,552
                          --------------   ----------   -----------   ------------
                          $2,390,967,430   $7,985,530   $13,282,267   $439,059,757
                          ==============   ==========   ===========   ============

INVESTOR CLASS, $0.01
PAR VALUE

Net assets                $2,210,282,240   $2,172,065   $13,063,637    $60,085,719

Shares outstanding            57,889,683      176,497     1,193,155      4,342,615

Net asset value per
share                             $38.18       $12.31        $10.95         $13.84

INSTITUTIONAL CLASS,
$0.01 PAR VALUE

Net assets                  $143,096,611      $31,404       $24,673     $1,902,338

Shares outstanding             3,708,993        2,537         2,256        137,433

Net asset value per
share                             $38.58       $12.38        $10.94         $13.84

A CLASS, $0.01 PAR
VALUE

Net assets                   $32,401,429   $3,734,171       $61,985   $339,862,877

Shares outstanding               860,735      305,579         5,654     24,574,388

Net asset value per
share                             $37.64       $12.22        $10.96         $13.83

Maximum offering price
(net asset value
divided by 0.9425)                $39.94       $12.97        $11.63         $14.67

B CLASS, $0.01 PAR
VALUE

Net assets                    $4,384,451     $997,818       $24,500     $5,656,321

Shares outstanding               119,864       84,530         2,226        412,875

Net asset value per
share                             $36.58       $11.80        $11.01         $13.70

C CLASS, $0.01 PAR
VALUE

Net assets                      $773,800     $993,881       $82,900    $31,075,514

Shares outstanding                21,131       84,195         7,532      2,267,513

Net asset value per
share                             $36.62       $11.80        $11.01         $13.70

R CLASS, $0.01 PAR
VALUE

Net assets                       $28,899      $56,191       $24,572       $476,988

Shares outstanding                   763        4,635         2,238         34,554

Net asset value per
share                             $37.85       $12.12        $10.98         $13.80

See Notes to Financial Statements.

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35

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
                                            Capital      Focused     Fundamental
                             Select         Growth       Growth         Equity
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of
foreign taxes withheld
of $112,511, $421,
$668 and $748,
respectively)               $ 12,147,667     $ 35,783     $ 67,760     $ 3,604,044

Interest                         593,520        1,477        4,092          86,063

Securities lending, net           60,366        1,163          509          30,378
                          --------------   ----------   ----------   -------------
                              12,801,553       38,423       72,361       3,720,485
                          --------------   ----------   ----------   -------------

EXPENSES:

Management fees               12,121,440       32,139       62,460       1,808,486

Distribution fees:

 B Class                          17,568        3,258           89          19,432

 C Class                           3,233        2,858          268         101,500

Service fees:

 B Class                           5,856        1,086           30           6,477

 C Class                           1,077          953           89          33,833

Distribution and
service fees:

 A Class                          45,495        3,928           38         343,324

 R Class                              72           95           60           1,147

Directors' fees and
expenses                          28,626          141          144           7,652

Other expenses                     5,701           14           19             521
                          --------------   ----------   ----------   -------------
                              12,229,068       44,472       63,197       2,322,372
                          --------------   ----------   ----------   -------------

NET INVESTMENT INCOME
(LOSS)                           572,485      (6,049)        9,164       1,398,113
                          --------------   ----------   ----------   -------------

REALIZED AND
UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment transactions       71,605,803    (112,888)      133,443     (8,502,805)

Foreign currency
transactions                 (2,505,635)      (6,663)     (17,118)       (115,383)
                          --------------   ----------   ----------   -------------
                              69,100,168    (119,551)      116,325     (8,618,188)
                          --------------   ----------   ----------   -------------

CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments                (328,969,020)    (246,596)    (696,609)    (22,564,564)

Translation of assets
and liabilities in
foreign currencies               698,109          331        1,012          19,597
                          --------------   ----------   ----------   -------------
                           (328,270,911)    (246,265)    (695,597)    (22,544,967)
                          --------------   ----------   ----------   -------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)     (259,170,743)    (365,816)    (579,272)    (31,163,155)
                          --------------   ----------   ----------   -------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                $(258,598,258)   $(371,865)   $(570,108)   $(29,765,042)
                          ==============   ==========   ==========   =============

See Notes to Financial Statements.

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36

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
                                     Select                    Capital Growth
Increase (Decrease)
in Net Assets                2008             2007           2008         2007

OPERATIONS

Net investment income
(loss)                         $572,485      $ 2,931,467    $ (6,049)   $ (19,033)

Net realized gain
(loss)                       69,100,168      199,860,391    (119,551)      481,849

Change in net
unrealized
appreciation
(depreciation)            (328,270,911)      461,001,866    (246,265)      544,596
                         --------------   --------------   ----------   ----------
Net increase
(decrease) in net
assets resulting from
operations                (258,598,258)      663,793,724    (371,865)    1,007,412
                         --------------   --------------   ----------   ----------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class                      --     (10,981,848)           --           --

 Institutional
 Class                               --        (951,224)           --           --

 A Class                             --         (39,351)           --           --

 A Class (old)
 (Note 9)                            --         (47,590)           --           --

 R Class                             --               --           --           --

From net realized
gains:

 Investor Class           (182,640,492)     (39,672,127)    (106,995)      (1,045)

 Institutional
 Class                     (12,086,566)      (2,344,204)      (2,469)        (331)

 A Class                    (3,075,006)        (343,121)    (239,050)     (27,475)

 A Class (old)
 (Note 9)                            --        (414,970)           --           --

 B Class                      (404,171)         (92,435)     (71,895)     (11,734)

 C Class                       (75,080)         (19,786)     (55,027)     (10,342)

 R Class                        (2,305)            (381)      (2,746)        (331)
                         --------------   --------------   ----------   ----------
Decrease in net
assets from
distributions             (198,283,620)     (54,907,037)    (478,182)     (51,258)
                         --------------   --------------   ----------   ----------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions           79,784,496    (622,635,475)    2,896,109      896,296
                         --------------   --------------   ----------   ----------

NET INCREASE
(DECREASE) IN NET
ASSETS                    (377,097,382)     (13,748,788)    2,046,062    1,852,450

NET ASSETS

Beginning of period       2,768,064,812    2,781,813,600    5,939,468    4,087,018
                         --------------   --------------   ----------   ----------
End of period            $2,390,967,430   $2,768,064,812   $7,985,530   $5,939,468
                         ==============   ==============   ==========   ==========

Accumulated
undistributed net
investment income
(loss)                       $1,062,173         $489,688     $(6,049)           --
                         ==============   ==============   ==========  ==========

See Notes to Financial Statements.

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37

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
                                Focused Growth             Fundamental Equity
Increase (Decrease) in
Net Assets                    2008          2007          2008           2007

OPERATIONS

Net investment income
(loss)                         $ 9,164      $ 45,727    $ 1,398,113    $ 1,103,561

Net realized gain (loss)       116,325     1,532,515    (8,618,188)      8,179,496

Change in net
unrealized appreciation
(depreciation)               (695,597)       418,442   (22,544,967)     22,198,609
                           -----------   -----------   ------------   ------------
Net increase (decrease)
in net assets resulting
from operations              (570,108)     1,996,684   (29,765,042)     31,481,666
                           -----------   -----------   ------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class                (7,155)      (54,114)      (460,415)       (24,444)

 Institutional Class              (63)            --        (2,800)          (256)

 A Class                            --            --    (1,508,022)      (137,443)

 R Class                            --            --        (1,563)            (4)

From net realized gains:
 Investor Class            (1,516,407)     (299,286)    (1,329,674)       (59,454)

 Institutional Class           (2,904)            --        (6,528)          (447)

 A Class                       (2,856)            --    (6,205,227)      (657,564)

 B Class                       (2,673)            --      (119,040)       (25,167)

 C Class                       (7,928)            --      (598,169)       (83,263)

 R Class                       (2,795)            --       (11,182)          (489)
                           -----------   -----------   ------------   ------------
Decrease in net assets
from distributions         (1,542,781)     (353,400)   (10,242,620)      (988,531)
                           -----------   -----------   ------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                 1,835,713   (3,920,671)    148,679,336    252,655,161
                           -----------   -----------   ------------   ------------

NET INCREASE (DECREASE)
IN NET ASSETS                (277,176)   (2,277,387)    108,671,674    283,148,296

NET ASSETS

Beginning of period         13,559,443    15,836,830    330,388,083     47,239,787
                           -----------   -----------   ------------   ------------
End of period              $13,282,267   $13,559,443   $439,059,757   $330,388,083
                           ===========   ===========   ============   ============

Undistributed net
investment income               $3,339        $1,393       $340,719       $915,406
                           ===========   ===========   ============   ============

See Notes to Financial Statements.

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38

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth), Focused Growth Fund (Focused Growth) and Fundamental
Equity Fund (Fundamental Equity) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940
Act. Prior to March 1, 2008, Focused Growth was nondiversified. The funds'
investment objective is to seek long-term capital growth. Income is a secondary objective of Fundamental Equity. Select, Capital Growth and Focused
Growth pursue this objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. Fundamental Equity looks for common stocks that management believes are attractively priced relative to the companies' earnings growth potential and dividend yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Focused Growth's Institutional Class, A Class, B
Class, C Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular

------
39

domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
40

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the funds ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional
Class is 0.200% less at each point within the range. The effective annual management fee for each class of the funds for the six months ended April 30,
2008, was 1.00% for the Investor Class, A Class, B Class, C Class and R Class
and 0.80% for the Institutional Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the six months ended
April 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2008, were as follows:

                                              Capital        Focused       Fundamental
                              Select          Growth         Growth          Equity

Purchases                  $801,695,413     $6,847,508     $9,348,579     $230,102,091

Proceeds from sales        $998,941,570     $4,576,272     $9,074,215      $92,091,399

------
41

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                            Six months ended                  Year ended
                             April 30, 2008                October 31, 2007
                         Shares         Amount         Shares          Amount
Select

INVESTOR
CLASS/SHARES
AUTHORIZED             300,000,000                    300,000,000
                       ===========                    ===========

Sold                       814,312    $ 32,030,902      1,250,472     $ 48,790,315

Issued in
reinvestment of
distributions            4,320,701     174,988,384      1,304,522       48,241,214

Redeemed               (3,191,032)   (126,022,388)   (17,717,923)    (685,347,731)
                       -----------    ------------   ------------   --------------
                         1,943,981      80,996,898   (15,162,929)    (588,316,202)
                       -----------    ------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                     40,000,000
                       ===========                    ===========

Sold                        30,105       1,167,747        353,624       13,609,415

Issued in
reinvestment of
distributions              295,584      12,086,426         88,501        3,294,898

Redeemed                 (279,795)    (11,046,309)      (849,574)     (32,045,945)
                       -----------    ------------   ------------   --------------
                            45,894       2,207,864      (407,449)     (15,141,632)
                       -----------    ------------   ------------   --------------
A CLASS/SHARES
AUTHORIZED              75,000,000                     75,000,000
                       ===========                    ===========

Sold                        71,278       2,784,094        148,523        5,577,259

Issued in
connection with
reclassification
(Note 9)                        --              --        506,351       20,436,277

Issued in
reinvestment of
distributions               75,309       3,009,333          9,421          344,992

Redeemed                 (235,328)     (8,919,767)      (314,140)     (12,073,334)
                       -----------    ------------   ------------   --------------
                          (88,741)     (3,126,340)        350,155       14,285,194
                       -----------    ------------   ------------   --------------
A CLASS
(OLD)/SHARES
AUTHORIZED                     N/A                            N/A
                       ===========                    ===========

Sold                                                       37,196        1,415,182

Issued in
reinvestment of
distributions                                              12,149          447,803

Redeemed in
connection with
reclassification
(Note 9)                                                (506,351)     (20,436,277)

Redeemed                                                (330,339)     (12,574,066)
                       -----------    ------------   ------------   --------------
                                                        (787,345)     (31,147,358)
                       -----------    ------------   ------------   --------------
B CLASS/SHARES
AUTHORIZED              25,000,000                     25,000,000
                       ===========                    ===========

Sold                         2,132          79,142          7,203          268,506

Issued in
reinvestment of
distributions                9,553         372,090          2,401           86,511

Redeemed                  (18,236)       (696,525)       (50,198)      (1,890,695)
                       -----------    ------------   ------------   --------------
                           (6,551)       (245,293)       (40,594)      (1,535,678)
                       -----------    ------------   ------------   --------------
C CLASS/SHARES
AUTHORIZED              25,000,000                     25,000,000
                       ===========                    ===========

Sold                           438          17,020            714           26,450

Issued in
reinvestment of
distributions                1,459          56,859            426           15,353

Redeemed                   (3,490)       (125,171)       (22,109)        (823,182)
                       -----------    ------------   ------------   --------------
                           (1,593)        (51,292)       (20,969)        (781,379)
                       -----------    ------------   ------------   --------------
R CLASS/SHARES
AUTHORIZED              50,000,000                     50,000,000
                       ===========                    ===========

Sold                             9             354             54            2,087

Issued in
reinvestment of
distributions                   57           2,305             10              381

Redeemed                        --              --           (23)            (888)
                       -----------    ------------   ------------   --------------
                                66           2,659             41            1,580
                       -----------    ------------   ------------   --------------
Net increase
(decrease)               1,893,056    $ 79,784,496   (16,069,090)   $(622,635,475)
                       ===========    ============   ============   ==============

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42

                                  Six months ended              Year ended
                                   April 30, 2008            October 31, 2007
                                Shares       Amount        Shares        Amount
Capital Growth

INVESTOR CLASS/SHARES
AUTHORIZED                    300,000,000                300,000,000
                              ===========                ===========

Sold                              101,766   $1,295,699        78,738   $ 1,095,962

Issued in reinvestment of
distributions                       8,465      106,995            88         1,045

Redeemed                         (13,853)    (177,164)       (5,954)      (79,017)
                              -----------   ----------   -----------    ----------
                                   96,378    1,225,530        72,872     1,017,990
                              -----------   ----------   -----------    ----------

INSTITUTIONAL CLASS/SHARES
AUTHORIZED                     50,000,000                 50,000,000
                              ===========                ===========

Issued in reinvestment of
distributions                         195        2,469            27           331
                              -----------   ----------   -----------    ----------

A CLASS/SHARES AUTHORIZED     100,000,000                100,000,000
                              ===========                ===========

Sold                               91,559    1,099,254       123,502     1,513,050

Issued in reinvestment of
distributions                      16,251      204,109         2,022        23,962

Redeemed                         (26,652)    (324,711)      (84,101)   (1,089,133)
                              -----------   ----------   -----------    ----------
                                   81,158      978,652        41,423       447,879
                              -----------   ----------   -----------    ----------
B CLASS/SHARES AUTHORIZED     100,000,000                100,000,000
                              ===========                ===========

Sold                               24,143      286,282        27,689       332,104

Issued in reinvestment of
distributions                       5,124       62,361           990        11,480

Redeemed                          (7,699)     (88,433)      (48,876)     (626,062)
                              -----------   ----------   -----------    ----------
                                   21,568      260,210      (20,197)     (282,478)
                              -----------   ----------   -----------    ----------

C CLASS/SHARES AUTHORIZED     100,000,000                100,000,000
                              ===========                ===========

Sold                               45,267      540,401        20,884       259,074

Issued in reinvestment of
distributions                       2,288       27,845           809         9,388

Redeemed                         (13,969)    (164,340)      (43,150)     (558,908)
                              -----------   ----------   -----------    ----------
                                   33,586      403,906      (21,457)     (290,446)
                              -----------   ----------   -----------    ----------
R CLASS/SHARES AUTHORIZED      60,000,000                 60,000,000
                              ===========                ===========

Sold                                1,961       23,562           195         2,713

Issued in reinvestment of
distributions                         220        2,746            28           331

Redeemed                             (83)        (966)           (2)          (24)
                              -----------   ----------   -----------    ----------
                                    2,098       25,342           221         3,020
                              -----------   ----------   -----------    ----------
Net increase (decrease)           234,983   $2,896,109        72,889     $ 896,296
                              ===========   ==========   ===========    ==========

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43

                                  Six months ended              Year ended
                                   April 30, 2008          October 31, 2007(1)
                                Shares       Amount       Shares        Amount
Focused Growth

INVESTOR CLASS/SHARES
AUTHORIZED                    50,000,000                 50,000,000
                              ==========                 ==========

Sold                             181,666   $ 2,014,610      252,879    $ 2,955,714

Issued in reinvestment of
distributions                    136,093     1,498,382       29,862        339,826

Redeemed                       (159,887)   (1,743,164)    (633,768)    (7,391,198)
                              ----------   -----------   ----------   ------------
                                 157,872     1,769,828    (351,027)    (4,095,658)
                              ----------   -----------   ----------   ------------

INSTITUTIONAL CLASS/SHARES
AUTHORIZED                    10,000,000                 10,000,000
                              ==========                 ==========

Sold                                  --            --        1,986         25,000

Issued in reinvestment of
distributions                        270         2,967           --             --
                              ----------   -----------   ----------   ------------
                                     270         2,967        1,986         25,000
                              ----------   -----------   ----------   ------------

A CLASS/SHARES AUTHORIZED     10,000,000                 10,000,000
                              ==========                 ==========

Sold                               3,409        36,663        1,986         25,000

Issued in reinvestment of
distributions                        259         2,856           --             --
                              ----------   -----------   ----------   ------------
                                   3,668        39,519        1,986         25,000
                              ----------   -----------   ----------   ------------

B CLASS/SHARES AUTHORIZED     10,000,000                 10,000,000
                              ==========                 ==========

Sold                                  --            --        1,986         25,000

Issued in reinvestment of
distributions                        240         2,673           --             --
                              ----------   -----------   ----------   ------------
                                     240         2,673        1,986         25,000
                              ----------   -----------   ----------   ------------

C CLASS/SHARES AUTHORIZED     10,000,000                 10,000,000
                              ==========                 ==========

Sold                                 926        10,003        5,892         74,987

Issued in reinvestment of
distributions                        714         7,928           --             --
                              ----------   -----------   ----------   ------------
                                   1,640        17,931        5,892         74,987
                              ----------   -----------   ----------   ------------

R CLASS/SHARES AUTHORIZED     10,000,000                 10,000,000
                              ==========                 ==========

Sold                                  --            --        1,986         25,000

Issued in reinvestment of
distributions                        252         2,795           --             --
                              ----------   -----------   ----------   ------------
                                     252         2,795        1,986         25,000
                              ----------   -----------   ----------   ------------
Net increase (decrease)          163,942   $ 1,835,713    (337,191)   $(3,920,671)
                              ==========   ===========   ==========   ============

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
Institutional Class, A Class, B Class, C Class and R Class.

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44

                               Six months ended                Year ended
                                April 30, 2008              October 31, 2007
                             Shares        Amount         Shares        Amount
Fundamental Equity

INVESTOR CLASS/SHARES
AUTHORIZED                 200,000,000                  200,000,000
                           ===========                  ===========

Sold                         1,711,660   $ 23,822,312     3,715,748   $ 53,813,021

Issued in reinvestment
of distributions               110,977      1,604,732         5,867         77,738

Redeemed                     (917,956)   (12,539,990)     (581,646)    (8,716,197)
                           -----------   ------------   -----------   ------------
                               904,681     12,887,054     3,139,969     45,174,562
                           -----------   ------------   -----------   ------------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                   50,000,000
                           ===========                  ===========

Sold                           119,132      1,616,621        15,790        209,743

Issued in reinvestment
of distributions                    86          1,242            53            703
                           -----------   ------------   -----------   ------------
                               119,218      1,617,863        15,843        210,446
                           -----------   ------------   -----------   ------------

A CLASS/SHARES
AUTHORIZED                  50,000,000                   50,000,000
                           ===========                  ===========

Sold                        10,498,557    145,761,716    13,689,196    198,932,845

Issued in reinvestment
of distributions               519,284      7,514,042        58,553        776,411

Redeemed                   (2,179,439)   (30,126,558)     (915,776)   (13,379,165)
                           -----------   ------------   -----------   ------------
                             8,838,402    123,149,200    12,831,973    186,330,091
                           -----------   ------------   -----------   ------------

B CLASS/SHARES
AUTHORIZED                  50,000,000                   50,000,000
                           ===========                  ===========

Sold                           119,822      1,685,955       224,752      3,219,435

Issued in reinvestment
of distributions                 6,509         93,530         1,357         17,871

Redeemed                      (29,891)      (403,918)      (27,247)      (393,576)
                           -----------   ------------   -----------   ------------
                                96,440      1,375,567       198,862      2,843,730
                           -----------   ------------   -----------   ------------

C CLASS/SHARES
AUTHORIZED                  50,000,000                   50,000,000
                           ===========                  ===========

Sold                           833,897     11,615,733     1,308,090     18,834,090

Issued in reinvestment
of distributions                21,262        305,742         3,892         51,300

Redeemed                     (175,690)    (2,367,264)      (79,354)    (1,139,749)
                           -----------   ------------   -----------   ------------
                               679,469      9,554,211     1,232,628     17,745,641
                           -----------   ------------   -----------   ------------

R CLASS/SHARES
AUTHORIZED                  60,000,000                   60,000,000
                           ===========                  ===========

Sold                            10,066        141,454        33,938        472,163

Issued in reinvestment
of distributions                   882         12,745            37            493

Redeemed                       (4,475)       (58,758)       (8,262)      (121,965)
                           -----------   ------------   -----------   ------------
                                 6,473         95,441        25,713        350,691
                           -----------   ------------   -----------   ------------
Net increase (decrease)     10,644,683   $148,679,336    17,444,988   $252,655,161
                           ===========   ============   ===========   ============

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45

5. SECURITIES LENDING

As of April 30, 2008, securities in Capital Growth, Focused Growth and
Fundamental Equity valued at $99,430, $259,942 and $3,499,770, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers.
As of April 30, 2008, Select did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received for Capital Growth, Focused Growth and Fundamental Equity, at this date, was $102,495, $264,253 and $3,574,375, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Growth's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Fundamental Equity's performance may be affected by investments in initial public offerings (IPOs). The impact of IPO's on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

                                       Capital        Focused      Fundamental
                        Select          Growth        Growth          Equity
Federal tax
cost of
investments          $2,056,901,794    $7,294,425    $12,834,649    $444,988,787
                     ==============   ===========    ===========    ============

Gross tax
appreciation
of investments         $367,841,283     $ 847,090     $1,083,171    $ 26,622,847

Gross tax
depreciation
of investments         (45,952,081)     (216,527)      (245,437)    (25,144,434)
                     --------------   -----------    -----------    ------------
Net tax
appreciation
(depreciation)
of investments         $321,889,202     $ 630,563      $ 837,734     $ 1,478,413
                     ==============   ===========    ===========    ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------
46

9. CORPORATE EVENT

On July 27, 2007, the A Class (old) shareholders of Select approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
47

FINANCIAL HIGHLIGHTS
Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                          2008(1)       2007      2006       2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $45.58     $36.22    $37.04     $34.80    $33.77    $28.91
                          -------    -------   -------    -------   -------   -------

Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)            0.01       0.04      0.21       0.15     --(3)      0.01

 Net Realized and
 Unrealized Gain
 (Loss)                    (4.11)      10.06    (0.77)       2.17      1.03      4.92
                          -------    -------   -------    -------   -------   -------
 Total From
 Investment
 Operations                (4.10)      10.10    (0.56)       2.32      1.03      4.93
                          -------    -------   -------    -------   -------   -------
Distributions

 From Net
 Investment Income             --     (0.16)    (0.26)     (0.08)        --    (0.07)

 From Net
 Realized Gains            (3.30)     (0.58)        --         --        --        --
                          -------    -------   -------    -------   -------   -------
 Total
 Distributions             (3.30)     (0.74)    (0.26)     (0.08)        --    (0.07)
                          -------    -------   -------    -------   -------   -------
Net Asset Value,
End of Period              $38.18     $45.58    $36.22     $37.04    $34.80    $33.77
                          =======    =======   =======    =======   =======   =======

TOTAL RETURN(4)           (9.41)%     28.37%   (1.55)%      6.67%     3.05%    17.11%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets                   1.00%(5)      1.00%     1.00%      1.00%     1.00%     1.00%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets               0.04%(5)      0.11%     0.57%      0.42%   (0.01)%     0.03%

Portfolio
Turnover Rate                 33%        79%      206%        55%       48%       84%

Net Assets,
End of Period
(in millions)              $2,210     $2,550    $2,576     $3,329    $3,565    $3,828

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
48

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                      2008(1)       2007      2006       2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period              $45.98     $36.53    $37.35     $35.09     $33.99     $29.10
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.05       0.12      0.30       0.24       0.07       0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)           (4.15)      10.15    (0.78)       2.18       1.03       4.95
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations            (4.10)      10.27    (0.48)       2.42       1.10       5.02
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                    --     (0.24)    (0.34)     (0.16)         --     (0.13)

 From Net
 Realized
 Gains                 (3.30)     (0.58)        --         --         --         --
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (3.30)     (0.82)    (0.34)     (0.16)         --     (0.13)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value,
End of Period          $38.58     $45.98    $36.53     $37.35     $35.09     $33.99
                     ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)       (9.32)%     28.63%   (1.35)%      6.87%      3.24%     17.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets           0.80%(4)      0.80%     0.80%      0.80%      0.80%      0.80%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets           0.24%(4)      0.31%     0.77%      0.62%      0.19%      0.23%

Portfolio
Turnover Rate             33%        79%      206%        55%        48%        84%

Net Assets,
End of Period
(in thousands)       $143,097   $168,441  $148,717   $198,212   $234,815   $229,596

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
49

Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                          2008(2)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                     $45.05    $35.80    $36.63    $34.43   $33.49    $28.66
                          -------   -------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                 (0.04)    (0.09)      0.12      0.04   (0.09)    (0.07)

 Net Realized
 and
 Unrealized
 Gain (Loss)               (4.07)      9.99    (0.76)      2.16     1.03      4.90
                          -------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (4.11)      9.90    (0.64)      2.20     0.94      4.83
                          -------   -------   -------   -------  -------   -------
Distributions

 From Net
 Investment
 Income                        --    (0.07)    (0.19)        --       --     --(4)

 From Net
 Realized Gains            (3.30)    (0.58)        --        --       --        --
                          -------   -------   -------   -------  -------   -------
 Total
 Distributions             (3.30)    (0.65)    (0.19)        --       --     --(4)
                          -------   -------   -------   -------  -------   -------
Net Asset Value,
End of Period              $37.64    $45.05    $35.80    $36.63   $34.43    $33.49
                          =======   =======   =======   =======  =======   =======

TOTAL RETURN(5)           (9.55)%    28.07%   (1.79)%     6.39%    2.81%    16.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets               1.25%(6)     1.25%     1.25%     1.25%    1.25%     1.25%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets             (0.21)%(6)   (0.14)%     0.32%     0.17%  (0.26)%   (0.22)%

Portfolio
Turnover Rate                 33%       79%      206%       55%      48%       84%

Net Assets, End of
Period
(in thousands)            $32,401   $42,770   $21,455   $27,741  $22,626   $29,152

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended April 30, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
50

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                       2008(1)      2007      2006     2005      2004      2003(2)
PER-SHARE DATA
Net Asset
Value,
Beginning
of Period               $44.03    $35.21    $36.12   $34.21    $33.53       $27.75
                       -------   -------   -------  -------   -------      -------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              (0.18)    (0.34)    (0.12)   (0.22)    (0.35)       (0.31)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (3.97)      9.74    (0.79)     2.13      1.03         6.09
                       -------   -------   -------  -------   -------      -------
 Total From
 Investment
 Operations             (4.15)      9.40    (0.91)     1.91      0.68         5.78
                       -------   -------   -------  -------   -------      -------
Distributions

 From Net
 Realized
 Gains                  (3.30)    (0.58)        --       --        --           --
                       -------   -------   -------  -------   -------      -------
Net Asset Value,
End of Period           $36.58    $44.03    $35.21   $36.12    $34.21       $33.53
                       =======   =======   =======  =======   =======      =======

TOTAL RETURN(4)        (9.88)%    27.07%   (2.52)%    5.58%     2.03%       20.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets            2.00%(5)     2.00%     2.00%    2.00%     2.00%     2.00%(5)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets          (0.96)%(5)   (0.89)%   (0.43)%  (0.58)%   (1.01)%   (1.28)%(5)

Portfolio
Turnover Rate              33%       79%      206%      55%       48%       84%(6)

Net Assets,
End of Period
(in
thousands)              $4,384    $5,567    $5,880   $2,501    $2,273       $1,032

(1) Six months ended April 30, 2008 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
51

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                       2008(1)      2007      2006     2005      2004      2003(2)
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period               $44.07    $35.24    $36.15   $34.23    $33.56       $27.75
                       -------   -------   -------  -------   -------      -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              (0.18)    (0.34)    (0.16)   (0.22)    (0.36)       (0.31)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (3.97)      9.75    (0.75)     2.14      1.03         6.12
                       -------   -------   -------  -------   -------      -------
 Total From
 Investment
 Operations             (4.15)      9.41    (0.91)     1.92      0.67         5.81
                       -------   -------   -------  -------   -------      -------
Distributions

 From Net
 Realized
 Gains                  (3.30)    (0.58)        --       --        --           --
                       -------   -------   -------  -------   -------      -------
Net Asset
Value,
End of Period           $36.62    $44.07    $35.24   $36.15    $34.23       $33.56
                       =======   =======   =======  =======   =======      =======

TOTAL RETURN(4)        (9.87)%    27.07%   (2.52)%    5.58%     2.03%       20.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets            2.00%(5)     2.00%     2.00%    2.00%     2.00%     2.00%(5)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets          (0.96)%(5)   (0.89)%   (0.43)%  (0.58)%   (1.01)%   (1.28)%(5)

Portfolio
Turnover Rate              33%       79%      206%      55%       48%       84%(6)

Net Assets,
End of Period
(in
thousands)                $774    $1,001    $1,540   $3,511    $3,733       $1,136

(1) Six months ended April 30, 2008 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
52

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                          2008(1)      2007     2006      2005(2)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                                  $45.33    $36.05   $37.00       $38.34
                                          -------   -------  -------      -------
Income From Investment
Operations

 Net Investment Income (Loss)(3)           (0.09)    (0.15)     0.03       (0.05)

 Net Realized and
 Unrealized Gain (Loss)                    (4.09)     10.01   (0.77)       (1.29)
                                          -------   -------  -------      -------
 Total From
 Investment Operations                     (4.18)      9.86   (0.74)       (1.34)
                                          -------   -------  -------      -------
Distributions

 From Net Investment Income                    --        --   (0.21)           --

 From Net Realized Gains                   (3.30)    (0.58)       --           --
                                          -------   -------  -------      -------
 Total Distributions                       (3.30)    (0.58)   (0.21)           --
                                          -------   -------  -------      -------
Net Asset Value, End of Period             $37.85    $45.33   $36.05       $37.00
                                          =======   =======  =======      =======

TOTAL RETURN(4)                           (9.65)%    27.72%  (2.04)%      (3.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                    1.50%(5)     1.50%    1.50%     1.50%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets           (0.46)%(5)   (0.39)%    0.07%   (0.50)%(5)

Portfolio Turnover Rate                       33%       79%     206%       55%(6)

Net Assets, End of Period
(in thousands)                                $29       $32      $24          $24

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
53

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                            2008(1)       2007      2006      2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $14.21     $11.81    $10.60       $10.80
                                            -------    -------   -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.01      --(4)     --(4)        --(4)

 Net Realized and Unrealized
 Gain (Loss)                                 (0.86)       2.54      1.21       (0.20)
                                            -------    -------   -------      -------
 Total From Investment Operations            (0.85)       2.54      1.21       (0.20)
                                            -------    -------   -------      -------
Distributions

 From Net Realized Gains                     (1.05)     (0.14)        --           --
                                            -------    -------   -------      -------
Net Asset Value, End of Period               $12.31     $14.21    $11.81       $10.60
                                            =======    =======   =======      =======

TOTAL RETURN(5)                             (6.15)%     21.77%    11.42%      (1.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                      1.01%(6)      1.01%     1.00%     1.00%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               0.19%(6)      0.15%     0.05%   (0.12)%(6)

Portfolio Turnover Rate                         71%       160%      140%      110%(7)

Net Assets, End of Period
(in thousands)                               $2,172     $1,139       $86          $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
54

Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                             2008(1)       2007      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $14.28     $11.84    $10.61     $10.80
                                             -------    -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.02       0.04      0.03      --(4)

 Net Realized and Unrealized
 Gain (Loss)                                  (0.87)       2.54      1.20     (0.19)
                                             -------    -------   -------    -------
 Total From Investment Operations             (0.85)       2.58      1.23     (0.19)
                                             -------    -------   -------    -------
Distributions

 From Net Realized Gains                      (1.05)     (0.14)        --         --
                                             -------    -------   -------    -------
Net Asset Value, End of Period                $12.38     $14.28    $11.84     $10.61
                                             =======    =======   =======    =======

TOTAL RETURN(5)                              (6.12)%     22.06%    11.59%    (1.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       0.81%(6)      0.81%     0.80%   0.80%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       0.39%(6)      0.35%     0.25%   0.08%(6)

Portfolio Turnover Rate                          71%       160%      140%    110%(7)

Net Assets, End of Period
(in thousands)                                   $31        $33       $27        $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
55

Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2008(1)     2007      2006      2005      2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $14.13   $11.78    $10.59     $9.89       $10.00
                                 -------  -------   -------   -------      -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                  --(4)   (0.01)    (0.02)     --(4)       (0.03)

 Net Realized and
 Unrealized Gain (Loss)           (0.86)     2.50      1.21      0.70       (0.08)
                                 -------  -------   -------   -------      -------
 Total From
 Investment Operations            (0.86)     2.49      1.19      0.70       (0.11)
                                 -------  -------   -------   -------      -------
Distributions

 From Net
 Realized Gains                   (1.05)   (0.14)        --        --           --
                                 -------  -------   -------   -------      -------
Net Asset Value,
End of Period                     $12.22   $14.13    $11.78    $10.59        $9.89
                                 =======  =======   =======   =======      =======

TOTAL RETURN(5)                  (6.26)%   21.40%    11.24%     7.08%      (1.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets           1.26%(6)    1.26%     1.25%     1.27%     1.25%(6)

Ratio of Net Investment
Income (Loss)
to Average Net Assets         (0.06)%(6)  (0.10)%   (0.20)%   (0.03)%   (0.43)%(6)

Portfolio Turnover Rate              71%     160%      140%      110%          87%

Net Assets, End of
Period (in thousands)             $3,734   $3,171    $2,155    $1,216         $692

(1) Six months ended April 30, 2008 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
56

Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2008(1)      2007     2006      2005      2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $13.74    $11.54   $10.46     $9.84       $10.00
                                 -------   -------  -------   -------      -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                 (0.05)    (0.10)   (0.10)    (0.08)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)           (0.84)      2.44     1.18      0.70       (0.08)
                                 -------   -------  -------   -------      -------
 Total From
 Investment Operations            (0.89)      2.34     1.08      0.62       (0.16)
                                 -------   -------  -------   -------      -------
Distributions

 From Net
 Realized Gains                   (1.05)    (0.14)       --        --           --
                                 -------   -------  -------   -------      -------
Net Asset Value,
End of Period                     $11.80    $13.74   $11.54    $10.46        $9.84
                                 =======   =======  =======   =======      =======

TOTAL RETURN(4)                  (6.60)%    20.54%   10.33%     6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets           2.01%(5)     2.01%    2.00%     2.02%     2.00%(5)

Ratio of Net Investment
Income (Loss)
to Average Net Assets         (0.81)%(5)   (0.85)%  (0.95)%   (0.78)%   (1.17)%(5)

Portfolio Turnover Rate              71%      160%     140%      110%          87%

Net Assets, End of
Period (in thousands)               $998      $865     $960      $772         $450

(1) Six months ended April 30, 2008 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
57

Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2008(1)      2007     2006      2005      2004(2)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $13.74    $11.54   $10.46     $9.84       $10.00
                                 -------   -------  -------   -------      -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                 (0.05)    (0.10)   (0.10)    (0.08)       (0.08)

 Net Realized and
 Unrealized Gain (Loss)           (0.84)      2.44     1.18      0.70       (0.08)
                                 -------   -------  -------   -------      -------
 Total From
 Investment Operations            (0.89)      2.34     1.08      0.62       (0.16)
                                 -------   -------  -------   -------      -------
Distributions

 From Net
 Realized Gains                   (1.05)    (0.14)       --        --           --
                                 -------   -------  -------   -------      -------
Net Asset Value,
End of Period                     $11.80    $13.74   $11.54    $10.46        $9.84
                                 =======   =======  =======   =======      =======

TOTAL RETURN(4)                  (6.60)%    20.54%   10.33%     6.30%      (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets           2.01%(5)     2.01%    2.00%     2.02%     2.00%(5)

Ratio of Net Investment
Income (Loss)
to Average Net Assets         (0.81)%(5)   (0.85)%  (0.95)%   (0.78)%   (1.18)%(5)

Portfolio Turnover Rate              71%      160%     140%      110%          87%

Net Assets, End of
Period (in thousands)               $994      $695     $832      $609         $343

(1) Six months ended April 30, 2008 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
58

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                           2008(1)     2007      2006      2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $14.05   $11.74    $10.59       $10.80
                                           -------  -------   -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)            (0.02)   (0.04)    (0.05)       (0.02)

 Net Realized and
 Unrealized Gain (Loss)                     (0.86)     2.49      1.20       (0.19)
                                           -------  -------   -------      -------
 Total From
 Investment Operations                      (0.88)     2.45      1.15       (0.21)
                                           -------  -------   -------      -------
Distributions

 From Net Realized Gains                    (1.05)   (0.14)        --           --
                                           -------  -------   -------      -------
Net Asset Value, End of Period              $12.12   $14.05    $11.74       $10.59
                                           =======  =======   =======      =======

TOTAL RETURN(4)                            (6.38)%   21.13%    10.86%      (1.94)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                     1.51%(5)    1.51%     1.50%     1.50%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            (0.31)%(5)  (0.35)%   (0.45)%   (0.62)%(5)

Portfolio Turnover Rate                        71%     160%      140%      110%(6)

Net Assets, End of Period
(in thousands)                                 $56      $36       $27          $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
59

Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                            2008(1)      2007     2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $12.92    $11.42   $10.53     $10.00
                                            -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.01      0.04     0.01      --(4)

 Net Realized and Unrealized
 Gain (Loss)                                 (0.51)      1.73     0.95       0.53
                                            -------   -------  -------    -------
 Total From Investment Operations            (0.50)      1.77     0.96       0.53
                                            -------   -------  -------    -------
Distributions

 From Net Investment Income                  (0.01)    (0.04)    --(4)         --

 From Net Realized Gains                     (1.46)    (0.23)   (0.07)         --
                                            -------   -------  -------    -------
 Total Distributions                         (1.47)    (0.27)   (0.07)         --
                                            -------   -------  -------    -------
Net Asset Value, End of Period               $10.95    $12.92   $11.42     $10.53
                                            =======   =======  =======    =======

TOTAL RETURN(5)                             (3.94)%    15.78%    9.13%      5.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                      1.00%(6)     1.00%    1.00%   1.00%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               0.16%(6)     0.33%    0.07%   0.00%(6)

Portfolio Turnover Rate                         74%      275%     313%        95%

Net Assets, End of Period
(in thousands)                              $13,064   $13,381  $15,837    $12,175

(1) Six months ended April 30, 2008 (unaudited).

(2) February 28, 2005 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
60

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.93       $12.59
                                                         -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.02        --(4)

 Net Realized and Unrealized Gain (Loss)                  (0.52)         0.34
                                                         -------      -------
 Total From Investment Operations                         (0.50)         0.34
                                                         -------      -------
Distributions

 From Net Investment Income                               (0.03)           --

 From Net Realized Gains                                  (1.46)           --
                                                         -------      -------
 Total Distributions                                      (1.49)           --
                                                         -------      -------
Net Asset Value, End of Period                            $10.94       $12.93
                                                         =======      =======

TOTAL RETURN(5)                                          (3.89)%        2.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       0.80%(6)     0.80%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.36%(6)   (0.40)%(6)

Portfolio Turnover Rate                                      74%      275%(7)

Net Assets, End of Period (in thousands)                     $25          $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
61

Focused Growth

A Class
For a Share Outstanding Throughout the Periods Indicated
                                                           2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                        $12.92       $12.59
                                                           -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            (0.01)       (0.01)

 Net Realized and Unrealized Gain (Loss)                    (0.51)         0.34
                                                           -------      -------
 Total From Investment Operations                           (0.52)         0.33
                                                           -------      -------
Distributions

 From Net Realized Gains                                    (1.44)           --
                                                           -------      -------
Net Asset Value, End of Period                              $10.96       $12.92
                                                           =======      =======

TOTAL RETURN(4)                                            (4.11)%        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.25%(5)     1.25%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   (0.09)%(5)   (0.85)%(5)

Portfolio Turnover Rate                                        74%      275%(6)

Net Assets, End of Period (in thousands)                       $62          $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
62

Focused Growth

B Class
For a Share Outstanding Throughout the Periods Indicated
                                                           2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                        $12.91       $12.59
                                                           -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            (0.05)       (0.02)

 Net Realized and Unrealized Gain (Loss)                    (0.50)         0.34
                                                           -------      -------
 Total From Investment Operations                           (0.55)         0.32
                                                           -------      -------
Distributions

 From Net Realized Gains                                    (1.35)           --
                                                           -------      -------
Net Asset Value, End of Period                              $11.01       $12.91
                                                           =======      =======

TOTAL RETURN(4)                                            (4.48)%        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         2.00%(5)     2.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   (0.84)%(5)   (1.60)%(5)

Portfolio Turnover Rate                                        74%      275%(6)

Net Assets, End of Period (in thousands)                       $25          $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
63

Focused Growth

C Class
For a Share Outstanding Throughout the Periods Indicated
                                                           2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                        $12.91       $12.59
                                                           -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            (0.05)       (0.02)

 Net Realized and Unrealized Gain (Loss)                    (0.50)         0.34
                                                           -------      -------
 Total From Investment Operations                           (0.55)         0.32
                                                           -------      -------
Distributions

 From Net Realized Gains                                    (1.35)           --
                                                           -------      -------
Net Asset Value, End of Period                              $11.01       $12.91
                                                           =======      =======

TOTAL RETURN(4)                                            (4.48)%        2.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         2.00%(5)     2.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   (0.84)%(5)   (1.52)%(5)

Portfolio Turnover Rate                                        74%      275%(6)

Net Assets, End of Period (in thousands)                       $83          $76

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
64

Focused Growth

R Class
For a Share Outstanding Throughout the Periods Indicated
                                                           2008(1)      2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                        $12.92       $12.59
                                                           -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            (0.02)       (0.01)

 Net Realized and Unrealized Gain (Loss)                    (0.51)         0.34
                                                           -------      -------
 Total From Investment Operations                           (0.53)         0.33
                                                           -------      -------
Distributions

 From Net Realized Gains                                    (1.41)           --
                                                           -------      -------
Net Asset Value, End of Period                              $10.98       $12.92
                                                           =======      =======

TOTAL RETURN(4)                                            (4.20)%        2.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.50%(5)     1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   (0.34)%(5)   (1.10)%(5)

Portfolio Turnover Rate                                        74%      275%(6)

Net Assets, End of Period (in thousands)                       $25          $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
65

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                            2008(1)      2007       2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $15.68    $12.88     $11.04     $10.88
                                            -------   -------    -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.07      0.14       0.08       0.02

 Net Realized and Unrealized
 Gain (Loss)                                 (1.43)      2.93       2.12       0.14
                                            -------   -------    -------    -------
 Total From Investment Operations            (1.36)      3.07       2.20       0.16
                                            -------   -------    -------    -------
Distributions

 From Net Investment Income                  (0.12)    (0.08)         --         --

 From Net Realized Gains                     (0.36)    (0.19)     (0.36)         --
                                            -------   -------    -------    -------
 Total Distributions                         (0.48)    (0.27)     (0.36)         --
                                            -------   -------    -------    -------
Net Asset Value, End of Period               $13.84    $15.68     $12.88     $11.04
                                            =======   =======    =======    =======

TOTAL RETURN(4)                             (8.79)%    24.18%     20.37%      1.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                      1.01%(5)     1.00%      1.00%   1.00%(5)

Ratio of Net Investment
Income (Loss)
to Average Net Assets                      1.05%(5)     0.99%      0.74%   0.59%(5)

Portfolio Turnover Rate                         26%       82%       174%    101%(6)

Net Assets, End of Period
(in thousands)                              $60,086   $53,908     $3,836        $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
66

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                             2008(1)       2007        2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $15.70     $12.90      $11.05     $10.88
                                             -------    -------     -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.07       0.19        0.12       0.02

 Net Realized and Unrealized
 Gain (Loss)                                  (1.42)       2.91        2.10       0.15
                                             -------    -------     -------    -------
 Total From Investment Operations             (1.35)       3.10        2.22       0.17
                                             -------    -------     -------    -------
Distributions

 From Net Investment Income                   (0.15)     (0.11)          --         --

 From Net Realized Gains                      (0.36)     (0.19)      (0.37)         --
                                             -------    -------     -------    -------
 Total Distributions                          (0.51)     (0.30)      (0.37)         --
                                             -------    -------     -------    -------
Net Asset Value, End of Period                $13.84     $15.70      $12.90     $11.05
                                             =======    =======     =======    =======

TOTAL RETURN(4)                              (8.73)%     24.43%      20.51%      1.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       0.81%(5)      0.80%       0.80%   0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       1.25%(5)      1.19%       0.94%   0.79%(5)

Portfolio Turnover Rate                          26%        82%        174%    101%(6)

Net Assets, End of Period
(in thousands)                                $1,902       $286         $31        $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
67

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008(1)       2007     2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $15.65     $12.85   $11.03     $10.00
                                         -------    -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)            0.06       0.11     0.06       0.02

 Net Realized and Unrealized
 Gain (Loss)                              (1.43)       2.92     2.11       1.01
                                         -------    -------  -------    -------
 Total From Investment Operations         (1.37)       3.03     2.17       1.03
                                         -------    -------  -------    -------
Distributions

 From Net Investment Income               (0.09)     (0.04)       --         --

 From Net Realized Gains                  (0.36)     (0.19)   (0.35)         --
                                         -------    -------  -------    -------
 Total Distributions                      (0.45)     (0.23)   (0.35)         --
                                         -------    -------  -------    -------
Net Asset Value, End of Period            $13.83     $15.65   $12.85     $11.03
                                         =======    =======  =======    =======

TOTAL RETURN(4)                          (8.91)%     23.88%   20.12%     10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.26%(5)      1.25%    1.25%   1.28%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.80%(5)      0.74%    0.49%   0.17%(5)

Portfolio Turnover Rate                      26%        82%     174%       101%

Net Assets, End of Period
(in thousands)                          $339,863   $246,322  $37,314     $1,636

(1) Six months ended April 30, 2008 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
68

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008(1)      2007     2006      2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $15.45    $12.74   $10.96       $10.00
                                         -------   -------  -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)           --(4)      0.01   (0.02)       (0.06)

 Net Realized and Unrealized
 Gain (Loss)                              (1.42)      2.89     2.07         1.02
                                         -------   -------  -------      -------
 Total From Investment Operations         (1.42)      2.90     2.05         0.96
                                         -------   -------  -------      -------
Distributions

 From Net Realized Gains                  (0.33)    (0.19)   (0.27)           --
                                         -------   -------  -------      -------
Net Asset Value, End of Period            $13.70    $15.45   $12.74       $10.96
                                         =======   =======  =======      =======

TOTAL RETURN(5)                          (9.26)%    23.01%   19.04%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   2.01%(6)     2.00%    2.00%     2.03%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.05%(6)   (0.01)%  (0.26)%   (0.58)%(6)

Portfolio Turnover Rate                      26%       82%     174%         101%

Net Assets, End of Period
(in thousands)                            $5,656    $4,889   $1,498         $469

(1) Six months ended April 30, 2008 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
69

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                         2008(1)      2007     2006      2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $15.46    $12.75   $10.96       $10.00
                                         -------   -------  -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)           --(4)     --(4)   (0.03)       (0.06)

 Net Realized and Unrealized
 Gain (Loss)                              (1.43)      2.90     2.09         1.02
                                         -------   -------  -------      -------
 Total From Investment Operations         (1.43)      2.90     2.06         0.96
                                         -------   -------  -------      -------
Distributions

 From Net Realized Gains                  (0.33)    (0.19)   (0.27)           --
                                         -------   -------  -------      -------
Net Asset Value, End of Period            $13.70    $15.46   $12.75       $10.96
                                         =======   =======  =======      =======

TOTAL RETURN(5)                          (9.32)%    22.99%   19.13%        9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   2.01%(6)     2.00%    2.00%     2.03%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.05%(6)   (0.01)%  (0.26)%   (0.58)%(6)

Portfolio Turnover Rate                      26%       82%     174%         101%

Net Assets, End of Period
(in thousands)                           $31,076   $24,544   $4,530         $693

(1) Six months ended April 30, 2008 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

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70

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                             2008(1)       2007      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $15.61     $12.81    $11.03     $10.88
                                             -------    -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.04       0.09      0.04      --(4)

 Net Realized and Unrealized
 Gain (Loss)                                  (1.44)       2.90      2.08       0.15
                                             -------    -------   -------    -------
 Total From Investment Operations             (1.40)       2.99      2.12       0.15
                                             -------    -------   -------    -------
Distributions

 From Net Investment Income                   (0.05)      --(4)        --         --

 From Net Realized Gains                      (0.36)     (0.19)    (0.34)         --
                                             -------    -------   -------    -------
 Total Distributions                          (0.41)     (0.19)    (0.34)         --
                                             -------    -------   -------    -------
Net Asset Value, End of Period                $13.80     $15.61    $12.81     $11.03
                                             =======    =======   =======    =======

TOTAL RETURN(5)                              (9.10)%     23.60%    19.67%      1.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       1.51%(6)      1.50%     1.50%   1.50%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       0.55%(6)      0.49%     0.24%   0.09%(6)

Portfolio Turnover Rate                          26%        82%      174%    101%(7)

Net Assets, End of Period
(in thousands)                                  $477       $438       $30        $25

(1) Six months ended April 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

------
71

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
72

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX was the benchmark for Focused Growth from February 2005 through February 2008. It combines two widely known indices, the S&P 500 Index and the Russell 1000 Growth Index, which are both weighted at 50%.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
73

NOTES

------
74

NOTES

------
75

NOTES

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76

[back cover]

[american century investments logo and text logo ®]

CONTACT US

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AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .        1-800-345-8765

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BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
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TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60498S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

HERITAGE FUND
NEW OPPORTUNITIES II FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Heritage and New Opportunities II funds for the six months ended April 30,
2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/ Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .      2

HERITAGE

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information . . . . . . . . . . . . . . . . . . . . . . .     42
     Index Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .     43

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns--in a deal arranged by the Fed--put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle--and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%

RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%

RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Heritage

Total Returns as of April 30, 2008
                                             Average Annual Returns
                      6                             10        Since     Inception
                      months(1)   1 year   5 years  years   Inception      Date

INVESTOR CLASS          -7.96%    16.35%   20.13%   9.29%     13.19%     11/10/87

RUSSELL MIDCAP
GROWTH INDEX(2)         -8.44%    -1.93%   15.29%   5.75%   11.81%(3)       --

RUSSELL MIDCAP
INDEX(2)                -8.77%    -6.34%   16.20%   8.33%   13.30%(3)       --

Institutional Class     -7.87%    16.59%   20.34%   9.53%     10.56%     6/16/97

A Class(4)
 No sales
 charge*                -8.08%    16.10%   19.82%   9.02%     9.65%
 With sales
 charge*               -13.35%     9.43%   18.40%   8.38%     9.05%      7/11/97

B Class
 No sales
 charge*                -8.46%      --       --       --    -2.93%(1)
 With sales
 charge*               -13.46%      --       --       --    -7.93%(1)    9/28/07

C Class
 No sales
 charge*                -8.44%    15.20%   18.95%     --      8.01%
 With sales
 charge*                -9.31%    15.20%   18.95%     --      8.01%      6/26/01

R Class                 -8.23%      --       --       --    -2.65%(1)    9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Heritage

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
                 1999    2000      2001      2002       2003     2004     2005    2006     2007     2008

Investor Class  -6.05%  54.89%    -7.92%    -9.34%    -19.98%   20.31%   4.61%   47.33%   16.06%   16.35%

Russell
Midcap
Growth
Index           12.33%  53.02%   -29.47%    -15.01%   -16.67%   36.14%   7.05%   28.27%   11.13%   -1.93%

Russell
Midcap
Index           5.93%   16.01%    0.29%     -0.70%    -14.13%   35.45%   14.62%  26.42%   15.24%   -6.34%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY

Heritage

Portfolio Managers: David Hollond and Greg Walsh

In February 2008, Glen Fogle left the Heritage team to focus on the American
Century Vista, NT Vista and VP Vista funds.

PERFORMANCE SUMMARY

Heritage returned -7.96%* for the six months ended April 30, 2008, surpassing the -8.44% return of the portfolio's benchmark, the Russell Midcap Growth
Index. As of April 30, 2008, Heritage has also produced returns in excess of its benchmark for the longer investment periods of one, five, and ten years.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, both growth and value stocks lost ground across the capitalization spectrum.

Heritage derived relative gains from effective stock selection in the materials and industrials sectors. An overweight allocation to the materials sector also boosted gains. Offsetting those positive contributions, poor stock selection in the energy and consumer discretionary sectors, as well as an underweight position in energy, weighed on Heritage's performance.

In spite of the poor overall performance of foreign stocks during the reporting period, the portfolio derived gains from its 18% stake in foreign holdings.

MATERIALS GAINED

A higher standard of living in emerging-market countries, lower availability of farmland, and greater global focus on biofuels translated into growing global demand for agriculture. That increased demand has in turn driven up commodities prices that benefited select chemicals companies within the materials sector during the reporting period.

Notably, agricultural chemicals company K+S AG's share price gained 101% for the reporting period as the company continued to benefit from higher demand in the fertilizer market. Monsanto, which is a producer of corn seed, benefited from escalating corn prices. Since neither of these companies were components of the benchmark, both companies were substantial contributors to relative outperformance.

Also in the materials sector, Owens-Illinois--Heritage's largest holding at period end--was a meaningful positive contributor to performance, as the bottling company was one of the rare companies to sharply exceed earnings estimates in the reporting

Top Ten Holdings as of April 30, 2008
                                         % of net          % of net
                                       assets as of      assets as of
                                         4/30/08           10/31/07
Owens-Illinois Inc.                        5.0%              2.6%
Flowserve Corp.                            3.9%              2.3%
CSL Ltd. ORD                               3.6%              2.2%
Monsanto Co.                               3.2%              3.0%
Nintendo Co., Ltd. ORD                     2.6%              4.0%
Express Scripts, Inc.                      2.4%              1.7%
PetroHawk Energy Corp.                     2.3%               --
Urban Outfitters Inc.                      2.1%               --
Vestas Wind Systems AS ORD                 2.0%              0.6%
Invitrogen Corp.                           1.8%              1.5%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
5

Heritage

period. For the first quarter of 2008 in particular, the company's earnings more than tripled as it benefited from increased prices, an improved product mix, and manufacturing efficiencies.

INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

Within the industrials sector, the portfolio held an overweight position in machinery company Flowserve. A maker of pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries, Flowserve was the largest contributor to portfolio performance for the reporting period as its share price gained 58%.

Heritage also benefited from an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. Within this emerging group, we have succeeded in selecting some of the largest beneficiaries of increasing demand. Notably, an overweight stake in
First Solar aided absolute and relative gains as the manufacturer of solar modules saw its share price surge 84%.

Elsewhere in the industrials sector, we maintained an overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders in global aviation. During the reporting period, though, this group lost ground amid market volatility and profit-taking. BE Aerospace, in particular, declined 19% and detracted from portfolio performance.

CONSUMER DISCRETIONARY DETRACTED

The consumer discretionary group also weighed on Heritage's performance. An overweight stake in ITT Educational Services hindered performance as the private education company suffered from the fallout from the credit crunch. As with the subprime mortgage industry, private education firms experienced a loss of liquidity as investors shied away from student loans.

OUTLOOK

Heritage's investment process focuses on medium-sized companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Despite the volatility and the market's tilt away from momentum-style investing during the course of the reporting period, we will remain focused on our time-tested process.

Top Five Industries as of April 30, 2008
                                         % of net          % of net
                                       assets as of      assets as of
                                         4/30/08           10/31/07
Chemicals                                  6.8%              3.5%
Machinery                                  6.1%              5.3%
Software                                   6.0%              5.5%
Biotechnology                              5.9%              3.8%
Semiconductors &
Semiconductor Equipment                    5.7%              6.3%

Types of Investments in Portfolio
                                          % of net         % of net
                                        assets as of     assets as of
                                          4/30/08          10/31/07
Domestic Common Stocks                     81.1%             86.0%
Foreign Common Stocks(1)                   18.1%             13.0%

TOTAL COMMON STOCKS                        99.2%             99.0%

Temporary Cash Investments                  1.7%             1.0%
Other Assets and Liabilities               (0.9)%            --(2)

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

------
6

SCHEDULE OF INVESTMENTS

Heritage

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.2%

AEROSPACE & DEFENSE -- 3.3%
     274,200  Alliant Techsystems Inc.(1)                              $30,096,196
   1,050,651  BE Aerospace, Inc.(1)                                     42,404,274
     169,352  Precision Castparts Corp.                                 19,909,021
                                                                     -------------
                                                                        92,409,491
                                                                     -------------
BEVERAGES -- 0.9%
     402,480  Central European Distribution Corp.(1)                    24,519,082
                                                                     -------------
BIOTECHNOLOGY -- 5.9%
   1,156,600  BioMarin Pharmaceutical Inc.(1)                           42,169,636
     346,500  Celgene Corp.(1)                                          21,531,510
   2,681,800  CSL Ltd. ORD                                             100,642,425
                                                                     -------------
                                                                       164,343,571
                                                                     -------------
CAPITAL MARKETS -- 1.9%
     415,725  Janus Capital Group Inc.                                  11,665,244
     483,600  Raymond James Financial, Inc.                             13,913,172
     886,700  Waddell & Reed Financial, Inc. Cl A                       30,023,662
                                                                     -------------
                                                                        55,602,078
                                                                     -------------
CHEMICALS -- 6.8%
     378,200  Celanese Corp., Series A                                  16,924,450
     127,739  CF Industries Holdings, Inc.                              17,078,704
     108,300  K+S AG ORD                                                45,596,326
     768,430  Monsanto Co.                                              87,616,389
     186,900  Mosaic Co. (The)(1)                                       22,897,119
                                                                     -------------
                                                                       190,112,988
                                                                     -------------
COMMERCIAL BANKS -- 0.5%
     389,500  BB&T Corporation                                          13,355,955
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
     383,300  Copart, Inc.(1)                                           15,665,471
     370,500  FTI Consulting, Inc.(1)                                   23,712,000
                                                                     -------------
                                                                        39,377,471
                                                                     -------------
COMMUNICATIONS EQUIPMENT -- 1.9%
     969,200  JDS Uniphase Corp.(1)                                     13,869,252
     333,900  Research In Motion Ltd.(1)                                40,612,257
                                                                     -------------
                                                                        54,481,509
                                                                     -------------
COMPUTERS & PERIPHERALS -- 2.1%
     250,027  Apple Inc.(1)                                             43,492,197
     880,500  QLogic Corp.(1)                                           14,052,780
                                                                     -------------
                                                                        57,544,977
                                                                     -------------

Shares                                                                       Value

CONSTRUCTION & ENGINEERING -- 1.4%
     387,380  Foster Wheeler Ltd.(1)                                   $24,672,232
     456,200  KBR, Inc.                                                 13,156,808
                                                                     -------------
                                                                        37,829,040
                                                                     -------------
CONTAINERS & PACKAGING -- 5.5%
     514,300  Crown Holdings Inc.(1)                                    13,803,812
   2,539,600  Owens-Illinois Inc.(1)                                   140,058,940
                                                                     -------------
                                                                       153,862,752
                                                                     -------------
DISTRIBUTORS -- 0.8%
     988,100  LKQ Corp.(1)                                              21,501,056
                                                                     -------------
DIVERSIFIED -- 0.8%
     856,600  Financial Select Sector SPDR Fund                         22,648,504
                                                                     -------------
DIVERSIFIED CONSUMER SERVICES -- 1.0%
     129,700  Capella Education Co.(1)                                   8,364,353
     245,951  DeVry Inc.                                                14,019,207
      30,700  Strayer Education, Inc.                                    5,700,683
                                                                     -------------
                                                                        28,084,243
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
     372,500  Nasdaq Stock Market, Inc. (The)(1)                        13,577,625
                                                                     -------------
ELECTRICAL EQUIPMENT -- 4.5%
     442,881  Energy Conversion Devices Inc.(1)                         14,433,492
      96,088  First Solar Inc.(1)                                       28,056,735
   1,058,900  JA Solar Holdings Co., Ltd. ADR(1)                        25,424,189
     515,000  Vestas Wind Systems AS ORD(1)                             56,548,342
                                                                     -------------
                                                                       124,462,758
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
     492,123  Dolby Laboratories Inc. Cl A(1)                           19,758,738
                                                                     -------------
ENERGY EQUIPMENT & SERVICES -- 4.3%
     303,758  Cameron International Corp.(1)                            14,954,006
     400,500  Dresser-Rand Group Inc.(1)                                14,646,285
     568,800  Hercules Offshore Inc.(1)                                 14,993,568
     200,500  National Oilwell Varco, Inc.(1)                           13,724,225
     470,300  Patterson-UTI Energy Inc.                                 13,140,182
     455,700  Seadrill Ltd.                                             13,879,642
     413,500  Weatherford International Ltd.(1)                         33,357,046
                                                                     -------------
                                                                       118,694,954
                                                                     -------------
FOOD PRODUCTS -- 1.0%
     242,600  Bunge Ltd.                                                27,678,234
                                                                     -------------

------
7

Heritage

Shares                                                                       Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
      49,900  Intuitive Surgical Inc.(1)                               $14,434,074
     794,300  Varian Medical Systems, Inc.(1)                           37,236,784
                                                                     -------------
                                                                        51,670,858
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
     947,000  Express Scripts, Inc.(1)                                  66,308,940
     520,200  Medco Health Solutions Inc.(1)                            25,770,708
                                                                     -------------
                                                                        92,079,648
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 2.2%
     213,910  Bally Technologies, Inc.(1)                                7,206,628
     400,410  International Game Technology                             13,910,243
     141,300  Panera Bread Co. Cl A(1)                                   7,384,338
     906,000  WMS Industries Inc.(1)                                    32,788,140
                                                                     -------------
                                                                        61,289,349
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 2.2%
     897,190  McDermott International, Inc.(1)                          48,071,440
     196,700  Walter Industries Inc.                                    13,643,112
                                                                     -------------
                                                                        61,714,552
                                                                     -------------
INSURANCE -- 0.3%
     144,699  Assurant, Inc.                                             9,405,435
                                                                     -------------
INTERNET & CATALOG RETAIL -- 1.6%
     352,041  priceline.com Inc.(1)                                     44,934,513
                                                                     -------------
INTERNET SOFTWARE & SERVICES -- 0.7%
     203,100  Equinix Inc.(1)                                           18,364,302
                                                                     -------------
IT SERVICES -- 1.4%
     138,100  MasterCard Inc. Cl A                                      38,413,896
                                                                     -------------
LIFE SCIENCES TOOLS & SERVICES -- 3.7%
     275,765  Covance Inc.(1)                                           23,106,349
     536,200  Invitrogen Corp.(1)                                       50,172,234
     627,200  Parexel International Corp.(1)                            15,930,880
     244,200  Thermo Fisher Scientific Inc.(1)                          14,131,854
                                                                     -------------
                                                                       103,341,317
                                                                     -------------
MACHINERY -- 6.1%
     681,100  AGCO Corp.(1)                                             40,954,543
     879,649  Flowserve Corp.                                          109,155,645
     247,200  Joy Global Inc.                                           18,354,600
                                                                     -------------
                                                                       168,464,788
                                                                     -------------
MEDIA -- 1.3%
     496,036  Liberty Global, Inc. Series A(1)                          17,554,714
     521,400  Liberty Global, Inc. Series C(1)                          17,310,480
                                                                     -------------
                                                                        34,865,194
                                                                     -------------
METALS & MINING -- 0.7%
     299,500  Agnico-Eagle Mines Ltd.                                   18,703,775
                                                                     -------------
MULTILINE RETAIL -- 0.3%
     293,000  Big Lots, Inc.(1)                                          7,919,790
                                                                     -------------

Shares                                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 5.2%
     567,400  Alpha Natural Resources, Inc.(1)                         $27,604,010
     472,800  Arena Resources Inc.(1)                                   21,228,720
     103,900  Patriot Coal Corp.(1)                                      6,862,595
      98,400  Peabody Energy Corp.                                       6,015,192
   2,658,900  PetroHawk Energy Corp.(1)                                 62,856,396
     485,900  Quicksilver Resources Inc.(1)                             20,159,991
                                                                     -------------
                                                                       144,726,904
                                                                     -------------
PERSONAL PRODUCTS -- 0.7%
     464,000  Avon Products, Inc.                                       18,105,280
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
     333,400  Plum Creek Timber Co. Inc.                                13,616,056
                                                                     -------------
ROAD & RAIL -- 1.9%
     372,300  CSX Corp.                                                 23,436,285
     498,400  Norfolk Southern Corp.                                    29,694,672
                                                                     -------------
                                                                        53,130,957
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
     713,500  Intersil Corp. Cl A                                       19,064,720
     544,100  Linear Technology Corp.                                   19,021,736
   1,073,400  Marvell Technology Group Ltd.(1)                          13,900,530
     498,033  MEMC Electronic Materials Inc.(1)                         31,361,138
     537,100  Microchip Technology Inc.                                 19,738,425
   1,107,400  Semiconductor HOLDRs Trust                                33,853,218
     237,593  Varian Semiconductor Equipment Associates, Inc.(1)         8,703,032
     500,000  Xilinx, Inc.                                              12,385,000
                                                                     -------------
                                                                       158,027,799
                                                                     -------------
SOFTWARE -- 6.0%
   1,477,574  Activision, Inc.(1)                                       39,968,377
     260,400  Electronic Arts Inc.(1)                                   13,402,788
     378,400  McAfee Inc.(1)                                            12,581,800
     132,300  Nintendo Co., Ltd. ORD                                    72,641,281
     289,600  Ubisoft Entertainment SA ORD(1)                           29,216,533
                                                                     -------------
                                                                       167,810,779
                                                                     -------------
SPECIALTY RETAIL -- 5.5%
     873,156  GameStop Corp. Cl A(1)                                    48,058,506
     460,800  Guess?, Inc.                                              17,639,424
   1,797,900  Pier 1 Imports, Inc.(1)                                   14,023,620
     411,200  Ross Stores, Inc.                                         13,771,088
   1,724,400  Urban Outfitters Inc.(1)                                  59,060,700
                                                                     -------------
                                                                       152,553,338
                                                                     -------------

------
8

Heritage

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.8%

     172,900  Phillips-Van Heusen Corp.                                $ 7,298,109
     512,300  Polo Ralph Lauren Corp.                                   31,772,846
     240,500  Warnaco Group Inc. (The)(1)                               11,096,670
                                                                     -------------
                                                                        50,167,625
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
     354,300  MetroPCS Communications, Inc.(1)                           6,958,452
     475,800  NII Holdings, Inc.(1)                                     21,763,092
                                                                     -------------
                                                                        28,721,544
                                                                     -------------
TOTAL COMMON STOCKS
(Cost $2,148,810,928)                                                2,757,872,725
                                                                     -------------

                                                                             Value

Temporary Cash Investments -- 1.7%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $48,887,847), in a joint
trading account at 1.92%, dated 4/30/08, due 5/1/08
(Delivery value $47,902,555)
(Cost $47,900,000)                                                    $ 47,900,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $2,196,710,928)                                                2,805,772,725
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.9)%                                (25,345,918)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,780,426,807
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                                                                     Unrealized
       Contracts to Sell         Settlement Date       Value         Gain (Loss)

      52,965,550    AUD for USD      5/30/08         $ 49,770,689       $(250,548)
     136,217,500    DKK for USD      5/30/08           28,509,672            9,191
      24,077,068   Euro for USD      5/30/08           37,556,889           73,883
   3,830,085,000    JPY for USD      5/30/08           36,895,953         (78,550)
      34,974,975    NOK for USD      5/30/08            6,853,378            1,235
                                                    -------------    -------------
                                                     $159,586,581       $(244,789)
                                                    =============    =============

(Value on Settlement Date $159,341,792)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

HOLDRs = Holding Company Depositary Receipts

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SPDR = Standard and Poor's Depositary Receipt

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
9

PERFORMANCE

New Opportunities II

Total Returns as of April 30, 2008
                                           Average Annual Returns
                                                          Since     Inception
                    6 months(1)   1 year    5 years     Inception      Date

INVESTOR CLASS        -16.02%     -1.11%     17.10%       9.16%       6/1/01

RUSSELL 2000
GROWTH INDEX(2)       -14.14%     -6.71%     13.32%       3.45%         --

Institutional
Class                 -15.90%       --         --       -4.10%(1)    5/18/07

A Class
 No sales
 charge*              -16.11%     -1.25%     16.80%      16.01%
 With sales
 charge*              -20.92%     -6.97%     15.44%      14.73%      1/31/03

B Class
 No sales
 charge*              -16.43%     -2.02%     15.94%      15.15%
 With sales
 charge*              -21.43%     -6.02%     15.83%      15.04%      1/31/03

C Class
 No sales
 charge*              -16.46%     -2.01%   15.97%(3)    15.22%(3)
 With sales
 charge*              -17.29%     -2.01%   15.97%(3)    15.22%(3)    1/31/03

R Class               -16.23%       --         --      -12.52%(1)    9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if distribution and service fees had not been waived from 2/1/03 to 6/30/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

New Opportunities II

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended April 30
                        2002*       2003       2004      2005      2006     2007      2008

Investor Class          6.00%      -21.51%    49.04%    -1.18%    39.69%    8.31%    -1.11%

Russell 2000
Growth Index           -11.57%     -23.50%    41.57%    -0.55%    36.13%    4.53%    -6.71%

* From 6/1/01, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY

New Opportunities II

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities II returned -16.02%* for the six months ended April 30,
2008, trailing the -14.14% return of its benchmark, the Russell 2000 Growth
Index.

The fund's return reflected the underperformance of small-cap stocks in general, and small-cap growth issues in particular. Furthermore, our investment approach faced considerable headwinds--investors shifted away from momentum stocks, market volatility increased sharply, and sector rotation accelerated as many of the best-performing sectors from 2007 fell out of favor in early 2008.

Our investment style often lags in this kind of transitional environment, and the six-month period was no exception. Despite this recent underperformance, however, the fund's long-term returns remain robust (see pages 10-11 for historical performance information).

TECHNOLOGY LAGGED

Stock selection in the information technology sector was the main factor behind the fund's underperformance of its benchmark. Stock choices among electronic equipment manufacturers and software companies had the biggest negative impact. The most significant underperformer was Synaptics, which makes touchpads for laptops, MP3 players, and other mobile devices. Concerns about weaker consumer spending and lost market share sent the stock sharply lower in early 2008, and we eliminated it from the portfolio.

Brightpoint, the leading distributor of wireless devices, was another technology stock hurt by the slowdown in consumer spending, both domestically and overseas. In addition, one of the company's largest customers, Motorola, struggled during the period as its market share deteriorated.

INDUSTRIALS DETRACTED

The portfolio's industrial stocks also lagged their counterparts in the benchmark index. Some of the portfolio's biggest winners in 2007 were dry bulk carriers--large ships that carry dry goods such as iron ore and coal across oceans. Strong demand for dry goods led to a shortage of ship capacity, causing day rates to rise sharply. However, day rates peaked in late 2007 and then dropped substantially amid a seasonal slowdown and annual contract negotiations between China and the leading dry goods exporters.

Top Ten Holdings as of April 30, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                         4/30/08       10/31/07
Darling International Inc.                2.0%           1.3%
priceline.com Inc.                        1.9%           1.9%
Tupperware Brands Corp.                   1.7%           1.1%
CyberSource Corp.                         1.7%            --
Chimera Investment Corp                   1.6%            --
ManTech International Corp. Cl A          1.6%           0.9%
Syniverse Holdings, Inc.                  1.5%           1.1%
Sybase, Inc.                              1.5%            --
PerkinElmer, Inc.                         1.5%           1.0%
Perrigo Co.                               1.5%            --

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

------
12

New Opportunities II

Fund holdings DryShips, Diana Shipping, and Eagle Bulk Shipping slumped during the period, and although we reduced our positions in each of these stocks, we continue to own them as day rates have begun to recover.

CONSUMER AND ENERGY STOCKS ADDED VALUE

On the positive side, the portfolio's consumer and energy stocks contributed favorably to performance relative to the Russell 2000 Growth Index. Among consumer stocks, the top contributor was Darling International, which renders animal by-products and recycles used cooking oil into useable oils and proteins for the agricultural industry. Darling's profit margins expanded as commodity prices surged.

Household products maker Tupperware Brands and online travel agent
priceline.com were also major contributors. Tupperware reported strong profit growth thanks to its substantial international business and expansion into emerging markets. Priceline enjoyed strong growth in its European hotel reservation unit and gained market share domestically by eliminating booking fees.

Six of the top ten relative performance contributors came from the energy sector. The top contributors were companies with an emphasis on natural gas, whose price surged during the period. Winners included Cabot Oil & Gas, Forest
Oil, and Encore Acquisition.

IPOS CONTRIBUTED FAVORABLY

We participated in 16 initial public offerings (IPOs) during the period, and overall they added value to portfolio performance. The best performers included energy exploration and production company Approach Resources and
Chinese advertising services provider VisionChina Media.

OUTLOOK

After fearing the worst over the last six months, the stock market has started to price in better credit and economic conditions. Consequently, we have recently pursued investment opportunities in the technology, financials, and consumer discretionary sectors. As always, we continue to seek out companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum.

Top Five Industries as of April 30, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07
Oil, Gas & Consumable Fuels           6.9%           5.3%
Commercial Banks                      5.6%           0.9%
Chemicals                             5.2%           6.3%
Internet Software & Services          4.7%           3.2%
IT Services                           4.3%           2.2%

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07
Domestic Common Stocks                91.8%          88.0%
Foreign Common Stocks(1)              7.1%           7.7%

TOTAL COMMON STOCKS                   98.9%          95.7%

Temporary Cash Investments            0.8%           4.9%
Other Assets and Liabilities          0.3%          (0.6)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares

------
13

SCHEDULE OF INVESTMENTS

New Opportunities II

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.9%

AEROSPACE & DEFENSE -- 3.7%
             40,462  Alliant Techsystems Inc.(1)                        $4,441,109
             97,870  Curtiss-Wright Corp.                                4,647,846
            126,540  Esterline Technologies Corp.(1)                     7,043,217
            193,135  Orbital Sciences Corp.(1)                           5,197,263
                                                                      ------------
                                                                        21,329,435
                                                                      ------------
AUTO COMPONENTS -- 0.7%
            270,435  Exide Technologies(1)                               3,945,647
                                                                      ------------
BEVERAGES -- 1.4%
            121,458  Central European Distribution Corp.(1)              7,399,221
                                                                      ------------
BIOTECHNOLOGY -- 3.5%
             35,596  Alexion Pharmaceuticals Inc.(1)                     2,505,246
             77,919  BioMarin Pharmaceutical Inc.(1)                     2,840,927
            249,114  Cubist Pharmaceuticals Inc.(1)                      4,822,847
            157,114  Emergent Biosolutions Inc.(1)                       1,478,443
            109,287  Martek Biosciences Corp.(1)                         3,853,460
             12,681  Myriad Genetics Inc.(1)                               526,769
             19,444  Onyx Pharmaceuticals, Inc.(1)                         683,651
             55,151  OSI Pharmaceuticals Inc.(1)                         1,910,982
             18,176  United Therapeutics Corp.(1)                        1,535,872
                                                                      ------------
                                                                        20,158,197
                                                                      ------------
CAPITAL MARKETS -- 1.9%
            108,709  Investment Technology Group Inc.(1)                 5,246,296
            158,963  Waddell & Reed Financial, Inc. Cl A                 5,382,488
                                                                      ------------
                                                                        10,628,784
                                                                      ------------
CHEMICALS -- 5.2%
            112,231  Airgas Inc.                                         5,401,678
            124,509  Calgon Carbon Corp.(1)                              1,774,253
            153,455  Koppers Holdings Inc.                               7,433,359
             48,385  OM Group, Inc.(1)                                   2,649,563
            108,398  SGL Carbon AG ORD(1)                                7,416,382
            127,167  Terra Industries Inc.(1)                            4,814,543
                                                                      ------------
                                                                        29,489,778
                                                                      ------------
COMMERCIAL BANKS -- 5.6%
            305,180  BancorpSouth Inc.                                   7,333,474
             62,346  First Financial Bankshares Inc.                     2,804,947
            249,692  FirstMerit Corp.                                    5,123,679
            352,181  Fulton Financial Corp.                              4,391,697
             98,083  Hancock Holding Co.                                 4,047,885

Shares                                                                       Value

             82,920  Independent Bank Corp.                             $2,423,752
            158,691  Oriental Financial Group                            2,983,391
            182,448  Sterling Bancorp                                    2,993,972
                                                                      ------------
                                                                        32,102,797
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
             58,754  Copart, Inc.(1)                                     2,401,276
             96,648  FTI Consulting, Inc.(1)                             6,185,472
             84,255  IHS Inc. Cl A(1)                                    5,565,043
            125,422  Knoll Inc.                                          1,632,994
                                                                      ------------
                                                                        15,784,785
                                                                      ------------
CONSUMER FINANCE -- 0.8%
            381,740  EZCORP, Inc. Cl A(1)                                4,634,324
                                                                      ------------
CONTAINERS & PACKAGING -- 0.7%
             63,013  Greif, Inc. Cl A                                    4,070,640
                                                                      ------------
DISTRIBUTORS -- 1.4%
            112,352  DXP Enterprises Inc.(1)                             4,636,767
            141,641  LKQ Corp.(1)                                        3,082,108
                                                                      ------------
                                                                         7,718,875
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
            113,989  DeVry Inc.                                          6,497,373
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.8%
            111,168  American Superconductor Corp.(1)                    2,810,327
            249,905  EnerSys(1)                                          5,847,777
            197,188  GrafTech International Ltd.(1)                      3,874,744
             83,911  Powell Industries, Inc.(1)                          3,530,136
                                                                      ------------
                                                                        16,062,984
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.9%
            293,456  Brightpoint Inc.(1)                                 2,688,057
            254,919  Cognex Corp.                                        6,423,958
             71,524  FARO Technologies, Inc.(1)                          2,520,506
             34,801  Itron Inc.(1)                                       3,239,277
            108,203  Orbotech Ltd.(1)                                    1,898,963
                                                                      ------------
                                                                        16,770,761
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 3.3%
             53,246  Dril-Quip Inc.(1)                                   3,043,541
             90,612  Exterran Holdings, Inc.(1)                          6,051,976
             98,548  Natural Gas Services Group Inc.(1)                  2,453,845
            671,943  Parker Drilling Co.(1)                              5,388,983
             25,849  W-H Energy Services Inc.(1)                         1,997,869
                                                                      ------------
                                                                        18,936,214
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.0%
            119,033  Andersons Inc. (The)                                5,410,050
                                                                      ------------

------
14

New Opportunities II
Shares                                                                       Value

FOOD PRODUCTS -- 2.5%
            195,610  Cosan Ltd. Cl A(1)                                 $2,593,789
            752,585  Darling International Inc.(1)                      11,491,973
                                                                      ------------
                                                                        14,085,762
                                                                      ------------
GAS UTILITIES -- 0.5%
             58,264  Northwest Natural Gas Co.                           2,614,306
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
             58,451  Kinetic Concepts Inc.(1)                            2,318,167
            200,565  Merit Medical Systems Inc.(1)                       2,950,311
            112,454  NuVasive, Inc.(1)                                   4,290,120
            212,412  Zoll Medical Corp.(1)                               7,090,312
                                                                      ------------
                                                                        16,648,910
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
             92,482  Amsurg Corp.(1)                                     2,361,990
            119,190  CardioNet, Inc.(1)                                  2,753,289
            130,428  IPC The Hospitalist Co., Inc.(1)                    3,061,145
            136,310  Providence Service Corp. (The)(1)                   3,835,764
                                                                      ------------
                                                                        12,012,188
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
            283,883  Burger King Holdings, Inc.                          7,920,336
                                                                      ------------
HOUSEHOLD DURABLES -- 1.7%
            245,113  Tupperware Brands Corp.                             9,657,452
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.4%
             33,544  Walter Industries Inc.                              2,326,612
                                                                      ------------
INSURANCE -- 0.6%
            523,700  Amil Participacoes SA ORD                           3,182,533
                                                                      ------------
INTERNET & CATALOG RETAIL -- 1.9%
             86,569  priceline.com Inc.(1)                              11,049,667
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 4.7%
          1,136,136  Art Technology Group, Inc.(1)                       4,067,367
            575,721  AsiaInfo Holdings, Inc.(1)                          7,006,524
             18,665  Equinix Inc.(1)                                     1,687,689
            226,856  Switch & Data Facilities Co. Inc.(1)                3,434,600
            120,958  Vocus Inc.(1)                                       3,361,423
            356,828  Websense Inc.(1)                                    6,940,305
                                                                      ------------
                                                                        26,497,908
                                                                      ------------
IT SERVICES -- 4.3%
            116,125  CACI International Inc.(1)                          5,820,185
            527,478  CyberSource Corp.(1)                                9,573,726
            190,661  ManTech International Corp. Cl A(1)                 9,107,876
                                                                      ------------
                                                                        24,501,787
                                                                      ------------

Shares                                                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 3.7%
             28,525  Illumina, Inc.(1)                                  $2,221,812
            128,735  Kendle International Inc.(1)                        5,495,697
            187,637  Parexel International Corp.(1)                      4,765,980
            319,842  PerkinElmer, Inc.                                   8,495,004
                                                                      ------------
                                                                        20,978,493
                                                                      ------------
MACHINERY -- 3.0%
             39,091  Bucyrus International, Inc.                         4,922,730
             34,855  Key Technology, Inc.(1)                             1,074,231
             34,065  Middleby Corp. (The)(1)                             2,137,579
             42,672  Valmont Industries, Inc.                            4,201,485
            114,082  Westinghouse Air Brake Technologies Corp.           4,891,836
                                                                      ------------
                                                                        17,227,861
                                                                      ------------
MARINE -- 2.2%
            151,742  Diana Shipping Inc.                                 4,606,887
            107,333  Eagle Bulk Shipping Inc.                            3,158,810
             88,247  Kirby Corporation(1)                                4,839,466
                                                                      ------------
                                                                        12,605,163
                                                                      ------------
MEDIA -- 2.1%
            337,254  Valassis Communications Inc.(1)                     4,789,006
            204,090  VisionChina Media Inc. ADR(1)                       3,010,328
            249,449  World Wrestling Entertainment, Inc. Cl A            4,402,775
                                                                      ------------
                                                                        12,202,109
                                                                      ------------
METALS & MINING -- 0.6%
             56,141  Compass Minerals International Inc.                 3,536,883
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.9%
             37,707  Alpha Natural Resources, Inc.(1)                    1,834,446
            264,338  Approach Resources Inc.(1)                          5,009,205
             90,821  Cabot Oil & Gas Corp.                               5,174,072
             83,775  Concho Resources Inc.(1)                            2,309,677
            153,256  Encore Acquisition Co.(1)                           6,993,071
            130,046  Forest Oil Corp.(1)                                 7,663,610
             45,629  Foundation Coal Holdings, Inc.                      2,736,827
             63,635  Quicksilver Resources Inc.(1)                       2,640,216
            370,720  TXCO Resources, Inc.(1)                             4,737,802
                                                                      ------------
                                                                        39,098,926
                                                                      ------------
PERSONAL PRODUCTS -- 1.7%
            167,190  American Oriental Bioengineering Inc.(1)            1,608,368
             81,058  Herbalife Ltd.                                      3,548,719
            153,327  Inter Parfums, Inc.                                 4,440,350
                                                                      ------------
                                                                         9,597,437
                                                                      ------------

------
15

New Opportunities II
             Shares                                                          Value

PHARMACEUTICALS -- 1.5%
            203,203  Perrigo Co.                                        $8,329,291
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.3%
            108,714  American Campus Communities Inc.                    3,319,038
            332,481  Capstead Mortgage Corp.                             4,289,005
            671,943  Chimera Investment Corp.                            9,319,849
             96,317  Hatteras Financial Corp.(1)                         2,434,894
            406,583  U-Store-It Trust                                    4,907,457
                                                                      ------------
                                                                        24,270,243
                                                                      ------------
ROAD & RAIL -- 0.3%
             56,146  J.B. Hunt Transport Services, Inc.                  1,907,280
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
            172,570  Amkor Technology Inc.(1)                            1,648,044
            343,064  Anadigics, Inc.(1)                                  3,828,594
            326,570  Microsemi Corp.(1)                                  8,000,965
                                                                      ------------
                                                                        13,477,603
                                                                      ------------
SOFTWARE -- 3.3%
            238,045  Lawson Software Inc.(1)                             1,901,980
            165,978  Magma Design Automation, Inc.(1)                    1,548,575
            111,800  MICROS Systems, Inc.(1)                             3,985,670
            265,587  NetScout Systems, Inc.(1)                           2,655,870
            293,951  Sybase, Inc.(1)                                     8,648,038
                                                                      ------------
                                                                        18,740,133
                                                                      ------------
SPECIALTY RETAIL -- 2.0%
            148,533  Aeropostale Inc.(1)                                 4,721,864
            201,423  Dress Barn Inc.(1)                                  2,711,154
            118,411  hhgregg, Inc.(1)                                    1,216,081
            371,919  Pier 1 Imports, Inc.(1)                             2,900,968
                                                                      ------------
                                                                        11,550,067
                                                                      ------------

             Shares                                                          Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
             20,539  Deckers Outdoor Corp.(1)                           $2,835,820
            220,069  Maidenform Brands, Inc.(1)                          3,279,028
                                                                      ------------
                                                                         6,114,848
                                                                      ------------
WATER UTILITIES -- 0.5%
            231,989  Cascal N.V.(1)                                      2,811,707
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
            555,900  Syniverse Holdings, Inc.(1)                         8,733,189
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $498,830,536)                                                    562,618,559
                                                                      ------------

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $4,592,804), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $4,500,240)
(Cost $4,500,000)                                                        4,500,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $503,330,536)                                                    567,118,559
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                     1,715,173
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $568,833,732
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     11/1/07 -        Expense
                         11/1/07        4/30/08         4/30/08         Ratio*

Heritage

ACTUAL

Investor Class            $1,000        $920.40          $4.77           1.00%

Institutional Class       $1,000        $921.30          $3.82           0.80%

A Class                   $1,000        $919.20          $5.96           1.25%

B Class                   $1,000        $915.40          $9.52           2.00%

C Class                   $1,000        $915.60          $9.53           2.00%

R Class                   $1,000        $917.70          $7.15           1.50%

HYPOTHETICAL

Investor Class            $1,000       $1,019.89         $5.02           1.00%

Institutional Class       $1,000       $1,020.89         $4.02           0.80%

A Class                   $1,000       $1,018.65         $6.27           1.25%

B Class                   $1,000       $1,014.92        $10.02           2.00%

C Class                   $1,000       $1,014.92        $10.02           2.00%

R Class                   $1,000       $1,017.40         $7.52           1.50%

New Opportunities II

ACTUAL

Investor Class            $1,000        $839.80          $6.27           1.37%

Institutional Class       $1,000        $841.00          $5.36           1.17%

A Class                   $1,000        $838.90          $7.41           1.62%

B Class                   $1,000        $835.70         $10.82           2.37%

C Class                   $1,000        $835.40         $10.82           2.37%

R Class                   $1,000        $837.70          $8.54           1.87%

HYPOTHETICAL

Investor Class            $1,000       $1,018.05         $6.87           1.37%

Institutional Class       $1,000       $1,019.05         $5.87           1.17%

A Class                   $1,000       $1,016.81         $8.12           1.62%

B Class                   $1,000       $1,013.08        $11.86           2.37%

C Class                   $1,000       $1,013.08        $11.86           2.37%

R Class                   $1,000       $1,015.56         $9.37           1.87%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
18

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
                                                                               New
                                                       Heritage   Opportunities II

ASSETS

Investment securities, at value
(cost of $2,196,710,928 and $503,330,536,
respectively)                                    $2,805,772,725       $567,118,559

Cash                                                  4,978,016          1,232,763

Receivable for investments sold                      61,191,217         16,643,619

Receivable for forward foreign
currency exchange contracts                              84,309                 --

Receivable for capital shares sold                      301,949            134,271

Dividends and interest receivable                     1,756,813             83,824
                                                 --------------   ----------------
                                                  2,874,085,029        585,213,036
                                                 --------------   ----------------

LIABILITIES

Payable for investments purchased                    90,913,288         15,579,682

Payable for forward foreign currency exchange
contracts                                               329,098                 --

Payable for capital shares redeemed                     118,668            149,257

Accrued management fees                               2,190,694            597,879

Distribution fees payable                                19,056             12,401

Service fees (and distribution fees -
A Class and R Class) payable                             87,418             40,085
                                                 --------------   ----------------
                                                     93,658,222         16,379,304
                                                 --------------   ----------------

NET ASSETS                                       $2,780,426,807       $568,833,732
                                                 ==============   ================

See Notes to Financial Statements.

------
19

APRIL 30, 2008 (UNAUDITED)
                                                                               New
                                                      Heritage    Opportunities II
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)         $2,165,299,262        $740,239,790

Accumulated net investment loss                    (7,855,594)         (1,749,559)

Accumulated undistributed net realized gain
(loss) on investment and foreign currency
transactions                                        14,234,494       (233,444,512)

Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies              608,748,645          63,788,013
                                                --------------     ---------------
                                                $2,780,426,807        $568,833,732
                                                ==============     ===============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                      $2,146,568,507        $277,718,113

Shares outstanding                                 107,224,590          35,427,505

Net asset value per share                               $20.02               $7.84

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                        $184,071,668         $91,827,265

Shares outstanding                                   9,027,968          11,688,583

Net asset value per share                               $20.39               $7.86

A CLASS, $0.01 PAR VALUE

Net assets                                        $416,910,512        $178,491,709

Shares outstanding                                  21,303,216          22,918,197

Net asset value per share                               $19.57               $7.79

Maximum offering price
(net asset value divided by 0.9425)                     $20.76               $8.27

B CLASS, $0.01 PAR VALUE

Net assets                                            $930,301          $3,844,635

Shares outstanding                                      46,735             502,065

Net asset value per share                               $19.91               $7.66

C CLASS, $0.01 PAR VALUE

Net assets                                         $31,754,068         $16,922,319

Shares outstanding                                   1,710,498           2,200,258

Net asset value per share                               $18.56               $7.69

R CLASS, $0.01 PAR VALUE

Net assets                                            $191,751             $29,691

Shares outstanding                                       9,606               3,798

Net asset value per share                               $19.96               $7.82

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
                                                                               New
                                                       Heritage   Opportunities II

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$116,715 and $-, respectively)                       $5,578,119         $1,861,093

Interest                                                619,866            234,741

                                                 --------------   ----------------
                                                      6,197,985          2,095,834
                                                 --------------   ----------------

EXPENSES:

Management fees                                      13,617,803          3,510,577

Distribution fees:

 B Class                                                  1,686             14,961

 C Class                                                100,371             59,764

Service fees:

 B Class                                                    562              4,987

 C Class                                                 33,457             19,921

Distribution and service fees:

 A Class                                                433,574            225,564

 R Class                                                    358                 67

Directors' fees and expenses                             35,280              8,403

Other expenses                                            5,165              1,149
                                                 --------------   ----------------
                                                     14,228,256          3,845,393
                                                 --------------   ----------------

NET INVESTMENT INCOME (LOSS)                        (8,030,271)        (1,749,559)
                                                 --------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                              36,734,919       (53,702,297)

Foreign currency transactions                      (11,825,773)           (10,996)
                                                 --------------   ----------------
                                                     24,909,146       (53,713,293)
                                                 --------------   ----------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                       (274,941,723)       (36,319,477)

Translation of assets and liabilities in
foreign currencies                                      211,939              2,294
                                                 --------------   ----------------
                                                  (274,729,784)       (36,317,183)
                                                 --------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)           (249,820,638)       (90,030,476)
                                                 --------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $(257,850,909)      $(91,780,035)
                                                 ==============   ================

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008(UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

                                       Heritage                      New Opportunities II
Increase (Decrease) in
Net Assets                             2008             2007               2008              2007

OPERATIONS

Net investment income
(loss)                        $ (8,030,271)    $ (9,933,053)      $ (1,749,559)     $ (2,884,400)

Net realized gain (loss)         24,909,146      146,268,289       (53,713,293)        27,531,246

Change in net unrealized
appreciation
(depreciation)                (274,729,784)      661,025,727       (36,317,183)        75,883,152
                             --------------   --------------       ------------      ------------
Net increase
(decrease) in net
assets resulting
from operations               (257,850,909)      797,360,963       (91,780,035)       100,529,998
                             --------------   --------------       ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
realized gains:

 Investor
 Class                        (116,021,745)     (69,993,372)        (2,300,951)       (4,743,191)

 Institutional
 Class                          (7,340,538)      (3,848,774)          (540,870)                --

 A Class                       (16,474,408)      (4,359,065)        (1,726,801)       (6,550,114)

 B Class                           (12,405)               --           (39,168)         (271,092)

 C Class                        (1,359,296)        (167,371)          (150,324)         (370,839)

 R Class                            (1,228)               --              (229)                --
                             --------------   --------------       ------------      ------------
Decrease in net assets
from distributions            (141,209,620)     (78,368,582)        (4,758,343)      (11,935,236)
                             --------------   --------------       ------------      ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                    231,674,882    1,074,154,725        120,303,303       323,948,017
                             --------------   --------------       ------------      ------------

NET INCREASE (DECREASE)
IN NET ASSETS                 (167,385,647)    1,793,147,106         23,764,925       412,542,779

NET ASSETS

Beginning of period           2,947,812,454    1,154,665,348        545,068,807       132,526,028
                             --------------   --------------       ------------      ------------
End of period                $2,780,426,807   $2,947,812,454       $568,833,732      $545,068,807
                             ==============   ==============       ============      ============

Accumulated
undistributed net
investment income (loss)       $(7,855,594)         $174,677       $(1,749,559)                --
                             ==============   ==============       ============      ============

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Heritage Fund (Heritage) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Heritage pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. New Opportunities II pursues its objective by investing in companies that are smaller-sized at the time of purchase that management believes will increase in value over time. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Heritage's B Class and R Class commenced on
September 28, 2007. Sale of New Opportunities II's Institutional Class and R
Class commenced on May 18, 2007 and September 28, 2007, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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23

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- New Opportunities II may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
24

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of Heritage is 1.00% for the
Investor Class, A Class, B Class, C Class and R Class and 0.80% for the
Institutional Class. The annual management fee schedule for New Opportunities
II ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C
Class and R Class. The Institutional Class of New Opportunities II is 0.20%
less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended April 30, 2008 was as follows:

                            Investor, A, B, C, & R          Institutional

Heritage                             1.00%                      0.80%

New Opportunities II                 1.37%                      1.17%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the six months ended
April 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

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25

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2008, were as follows:

                                 Heritage                New Opportunities II

Purchases                     $2,164,769,299                 $500,725,496

Proceeds from sales           $2,085,621,630                 $369,781,128

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                           Six months ended                   Year ended
                            April 30, 2008               October 31, 2007(1)

                            Shares          Amount         Shares           Amount
Heritage

INVESTOR
CLASS/SHARES
AUTHORIZED             400,000,000                    400,000,000
                     =============                   ============
Sold                    18,511,196    $380,806,721     55,747,908   $1,085,083,773

Issued in
reinvestment of
distributions            5,127,806     109,324,825      4,258,562       67,285,282

Redeemed              (24,955,723)   (491,410,360)   (18,034,415)    (331,684,372)
                      ------------   -------------   ------------   --------------
                       (1,316,721)     (1,278,814)     41,972,055      820,684,683
                      ------------   -------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              40,000,000                     40,000,000
                     =============                   ============
Sold                     2,821,353      58,347,579      4,242,050       81,839,322

Issued in
reinvestment of
distributions              335,375       7,277,632        209,986        3,366,082

Redeemed                 (844,071)    (16,667,270)    (1,347,922)     (25,109,011)
                      ------------   -------------   ------------   --------------
                         2,312,657      48,957,941      3,104,114       60,096,393
                      ------------   -------------   ------------   --------------
A CLASS/SHARES
AUTHORIZED             100,000,000                    100,000,000
                     =============                   ============
Sold                    11,396,578     227,687,126     11,013,744      210,428,398

Issued in
reinvestment of
distributions              779,666      16,263,842        280,594        4,352,011

Redeemed               (3,910,150)    (74,775,612)    (2,042,060)     (37,629,295)
                      ------------   -------------   ------------   --------------
                         8,266,094     169,175,356      9,252,278      177,151,114
                      ------------   -------------   ------------   --------------
B CLASS/SHARES
AUTHORIZED              35,000,000                     35,000,000
                     =============                   ============
Sold                        45,800         918,234          3,651           80,038

Issued in
reinvestment of
distributions                  537          11,416             --               --

Redeemed                   (3,253)        (64,736)             --               --
                      ------------   -------------   ------------   --------------
                            43,084         864,914          3,651           80,038
                      ------------   -------------   ------------   --------------
C CLASS/SHARES
AUTHORIZED              35,000,000                     35,000,000
                     =============                   ============
Sold                       941,421      18,102,176        920,436       17,272,099

Issued in
reinvestment of
distributions               60,851       1,207,291         10,254          152,781

Redeemed                 (307,578)     (5,529,268)       (72,875)      (1,307,383)
                      ------------   -------------   ------------   --------------
                           694,694      13,780,199        857,815       16,117,497
                      ------------   -------------   ------------   --------------
R CLASS/SHARES
AUTHORIZED              30,000,000                     30,000,000
                     =============                   ============
Sold                        13,101         266,307          1,162           25,000

Issued in
reinvestment of
distributions                   58           1,228             --               --

Redeemed                   (4,715)        (92,249)             --               --
                      ------------   -------------   ------------   --------------
                             8,444         175,286          1,162           25,000
                      ------------   -------------   ------------   --------------
Net increase
(decrease)              10,008,252    $231,674,882     55,191,075   $1,074,154,725
                     =============   =============   ============   ==============

(1) September 28, 2007 (commencement of sale) through October 31, 2007 for the
B Class and R Class.

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26

                          Six months ended                   Year ended
                           April 30, 2008                October 31, 2007(1)

                         Shares            Amount         Shares            Amount

New Opportunities II

INVESTOR
CLASS/SHARES
AUTHORIZED          165,000,000                      165,000,000
                    ===========                     ============
Sold                  5,108,828       $37,343,878     16,509,991      $136,035,975

Issued in
connection with
acquisition
(Note 8)                     --                --     11,629,055        90,241,770

Issued in
reinvestment of
distributions           192,298         1,651,841        485,199         3,454,628
Redeemed            (2,058,586)   (16,381,486)(2)    (3,170,120)   (26,089,511)(3)
                    -----------   ---------------   ------------   ---------------
                      3,242,540        22,614,233     25,454,125       203,642,862
                    -----------   ---------------   ------------   ---------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           50,000,000                       50,000,000
                    ===========                     ============
Sold                 10,397,159        88,009,472      1,988,404        17,346,574

Issued in
reinvestment of
distributions             7,845            67,466             --                --

Redeemed              (665,779)    (5,269,549)(4)       (39,046)      (344,012)(5)
                    -----------   ---------------   ------------   ---------------
                      9,739,225        82,807,389      1,949,358        17,002,562
                    -----------   ---------------   ------------   ---------------
A CLASS/SHARES
AUTHORIZED          100,000,000                      100,000,000
                    ===========                     ============
Sold                  4,151,572        33,664,020      3,296,265        29,060,351

Issued in
connection with
acquisition
(Note 8)                     --                --     13,909,669       107,660,863

Issued in
reinvestment of
distributions           193,819         1,655,219        908,837         6,452,744

Redeemed            (3,037,181)   (24,095,550)(6)    (6,173,894)   (49,631,241)(7)
                    -----------   ---------------   ------------   ---------------
                      1,308,210        11,223,689     11,940,877        93,542,717
                    -----------   ---------------   ------------   ---------------
B CLASS/SHARES
AUTHORIZED           20,000,000                       20,000,000
                    ===========                     ============
Sold                     50,651           407,448         76,866           633,968

Issued in
reinvestment of
distributions             4,508            37,960         36,631           258,250

Redeemed               (44,832)         (340,483)       (73,135)         (565,516)
                    -----------   ---------------   ------------   ---------------
                         10,327           104,925         40,362           326,702
                    -----------   ---------------   ------------   ---------------
C CLASS/SHARES
AUTHORIZED           20,000,000                       20,000,000
                    ===========                     ============
Sold                    651,927         5,250,099        629,498         5,317,298

Issued in
connection with
acquisition
(Note 8)                     --                --        903,113         6,962,989

Issued in
reinvestment of
distributions            13,136           111,133         35,779           253,319

Redeemed              (230,836)       (1,816,808)      (390,349)       (3,125,432)
                    -----------   ---------------   ------------   ---------------
                        434,227         3,544,424      1,178,041         9,408,174
                    -----------   ---------------   ------------   ---------------
R CLASS/SHARES
AUTHORIZED           20,000,000                       20,000,000
                    ===========                     ============
Sold                      1,037             8,708          2,772            25,000

Issued in
reinvestment of
distributions                27               229             --                --

Redeemed                   (38)             (294)             --                --
                    -----------   ---------------   ------------   ---------------
                          1,026             8,643          2,772            25,000
                    -----------   ---------------   ------------   ---------------
Net increase
(decrease)           14,735,555      $120,303,303     40,565,535      $323,948,017
                    ===========   ===============   ============   ===============

(1) May 18, 2007 and September 28, 2007 (commencement of sale) through October
31, 2007 for Institutional Class and R Class, respectively.

(2) Net of redemption fees of $93,572.

(3) Net of redemption fees of $26,104.

(4) Net of redemption fees of $5,316.

(5) Net of redemption fees of $5,237.

(6) Net of redemption fees of $5,242.

(7) Net of redemption fees of $7,198.

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27

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2008.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

New Opportunities II's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

New Opportunities II concentrates its investments in common stocks of small companies. Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

New Opportunities II's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                                            New
                                                   Heritage    Opportunities II

Federal tax cost of investments              $2,204,981,144        $506,918,510
                                            ===============   =================
Gross tax appreciation of investments          $632,177,267         $72,630,957

Gross tax depreciation of investments          (31,385,686)        (12,430,908)
                                            ---------------   -----------------
Net tax appreciation (depreciation)
of investments                                 $600,791,581         $60,200,049
                                            ===============   =================

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2007, New Opportunities II had accumulated capital losses of
$(178,872,880), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for New Opportunities II expire as follows:

      2011             2012            2013            2014
 $(13,145,846)    $(19,655,453)   $(42,248,002)   $(103,823,579)

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28

8. REORGANIZATION NOTE

On August 30, 2006, the Board of Directors of Kopp Emerging Growth (Emerging
Growth), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the reorganization) pursuant to which New Opportunities II acquired all of the assets of Emerging Growth in exchange for shares of equal value of New Opportunities II and the assumption by New Opportunities II of all liabilities of Emerging Growth. The financial statements and performance history of New Opportunities II will be carried over in the
post-reorganization. The reorganization was approved by shareholders of
Emerging Growth on January 12, 2007. The reorganization was effective at the close of business on February 23, 2007.

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, Emerging Growth exchanged its shares for shares of New Opportunities
II as follows:

                               Shares                                    Shares
   Original Fund/Class       Exchanged          New Fund/Class          Received

Emerging Growth --                         New Opportunities II --
Investor Class               8,812,902     Investor Class              11,629,055

Emerging Growth --                         New Opportunities II --
A Class                      10,913,968    A Class                     13,909,669

Emerging Growth --                         New Opportunities II --
C Class                       743,919      C Class                      903,113

The net assets of Emerging Growth and New Opportunities II immediately before the acquisition were $204,865,622 and $157,082,448, respectively. Emerging
Growth's unrealized appreciation of $9,092,774 was combined with that of New
Opportunities II. Immediately after the acquisition, the combined net assets were $361,948,070. New Opportunities II acquired capital loss carryovers of
$(198,135,391) from Emerging Growth.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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29

FINANCIAL HIGHLIGHTS
Heritage

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                          2008(1)      2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $22.83    $15.58    $13.48    $10.76   $10.78     $9.11
                       ----------   -------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 (0.06)    (0.10)    (0.03)    (0.06)   (0.05)    (0.04)

 Net Realized
 and
 Unrealized
 Gain (Loss)               (1.69)      8.42      2.22      2.78     0.03      1.71
                       ----------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (1.75)      8.32      2.19      2.72   (0.02)      1.67
                       ----------   -------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains            (1.06)    (1.07)    (0.09)        --       --        --
                       ----------   -------   -------   -------  -------   -------
Net Asset Value,
End of Period              $20.02    $22.83    $15.58    $13.48   $10.76    $10.78
                       ==========   =======   =======   =======  =======   =======

TOTAL RETURN(3)           (7.96)%    56.41%    16.26%    25.16%  (0.09)%    18.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.00%(4)     1.00%     1.00%     1.00%    1.00%     1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.55)%(4)   (0.56)%   (0.22)%   (0.46)%  (0.44)%   (0.39)%

Portfolio Turnover
Rate                          76%      128%      230%      236%     264%      129%

Net Assets, End of
Period
(in millions)              $2,147    $2,478    $1,037      $801   $1,148    $1,227

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
30

Heritage

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                       2008(1)       2007      2006     2005       2004       2003

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $23.21     $15.80    $13.63   $10.87     $10.86      $9.17
                    ----------   --------   -------  -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              (0.03)     (0.07)     --(3)   (0.03)     (0.03)     (0.01)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (1.73)       8.55      2.26     2.79       0.04       1.70
                    ----------   --------   -------  -------    -------    -------
 Total From
 Investment
 Operations             (1.76)       8.48      2.26     2.76       0.01       1.69
                    ----------   --------   -------  -------    -------    -------

Distributions

 From Net
 Realized
 Gains                  (1.06)     (1.07)    (0.09)       --         --         --
                    ----------   --------   -------  -------    -------    -------
Net Asset Value,
End of Period           $20.39     $23.21    $15.80   $13.63     $10.87     $10.86
                     =========   ========   =======  =======   ========   ========

TOTAL RETURN(4)        (7.87)%     56.66%    16.59%   25.39%      0.09%     18.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                0.80%(5)      0.80%     0.80%    0.80%      0.80%      0.80%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.35)%(5)    (0.36)%   (0.02)%  (0.26)%    (0.24)%    (0.19)%

Portfolio
Turnover Rate              76%       128%      230%     236%       264%       129%

Net Assets, End
of Period
(in thousands)        $184,072   $155,885   $57,039  $43,192    $58,259    $73,735

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
31

Heritage

A Class(1)

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                         2008(2)       2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period       $22.37     $15.32    $13.29    $10.64   $10.68     $9.05
                      ----------   --------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                (0.08)     (0.15)    (0.08)    (0.09)   (0.07)    (0.06)

 Net Realized
 and
 Unrealized
 Gain (Loss)              (1.66)       8.27      2.20      2.74     0.03      1.69
                      ----------   --------   -------   -------  -------   -------
 Total From
 Investment
 Operations               (1.74)       8.12      2.12      2.65   (0.04)      1.63
                      ----------   --------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains           (1.06)     (1.07)    (0.09)        --       --        --
                      ----------   --------   -------   -------  -------   -------
Net Asset Value,
End of Period             $19.57     $22.37    $15.32    $13.29   $10.64    $10.68
                      ==========   ========   =======   =======  =======   =======

TOTAL RETURN(4)          (8.08)%     56.05%    15.96%    24.91%  (0.37)%    18.01%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.25%(5)      1.25%     1.25%     1.25%    1.25%     1.25%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    (0.80)%(5)    (0.81)%   (0.47)%   (0.71)%  (0.69)%   (0.64)%

Portfolio Turnover
Rate                         76%       128%      230%      236%     264%      129%

Net Assets, End of
Period
(in thousands)          $416,911   $291,674   $57,995   $19,953  $15,623   $13,668

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended April 30, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges..
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
32

Heritage

B Class

For a Share Outstanding Throughout the Periods Indicated

                                                          2008(1)        2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                       $22.82         $21.52
                                                       ----------      ---------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           (0.14)         (0.03)

 Net Realized and Unrealized Gain (Loss)                   (1.71)           1.33
                                                       ----------      ---------
 Total From Investment Operations                          (1.85)           1.30
                                                       ----------      ---------
Distributions
 From Net Realized Gains                                   (1.06)             --
                                                       ----------      ---------
Net Asset Value, End of Period                             $19.91         $22.82
                                                       ==========      =========

TOTAL RETURN(4)                                           (8.46)%          6.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                    2.00%(5)       2.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                  (1.55)%(5)     (1.81)%(5)

Portfolio Turnover Rate                                       76%        128%(6)

Net Assets, End of Period (in thousands)                     $930            $83

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
33

Heritage

C Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                          2008(1)      2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $21.35    $14.77    $12.91    $10.41   $10.54     $8.99
                       ----------   -------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 (0.15)    (0.29)    (0.18)    (0.17)   (0.15)    (0.13)

 Net Realized
 and
 Unrealized Gain
 (Loss)                    (1.58)      7.94      2.13      2.67     0.02      1.68
                       ----------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (1.73)      7.65      1.95      2.50   (0.13)      1.55
                       ----------   -------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains            (1.06)    (1.07)    (0.09)        --       --        --
                       ----------   -------   -------   -------  -------   -------
Net Asset Value,
End of Period              $18.56    $21.35    $14.77    $12.91   $10.41    $10.54
                       ==========   =======   =======   =======  =======   =======

TOTAL RETURN(3)           (8.44)%    54.88%    15.11%    24.02%  (1.23)%    17.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               2.00%(4)     2.00%     2.00%     2.00%    2.00%     2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (1.55)%(4)   (1.56)%   (1.22)%   (1.46)%  (1.44)%   (1.39)%

Portfolio Turnover
Rate                          76%      128%      230%      236%     264%      129%

Net Assets, End of
Period
(in thousands)            $31,754   $21,692    $2,334      $898     $889      $872

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
34

Heritage

R Class

For a Share Outstanding Throughout the Periods Indicated

                                                      2008(1)       2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                   $22.83        $21.52
                                                    ---------    ----------
Income From Investment Operations

 Net Investment Income (Loss)(3)                       (0.10)        (0.02)

 Net Realized and Unrealized Gain (Loss)               (1.71)          1.33
                                                    ---------    ----------
 Total From Investment Operations                      (1.81)          1.31
                                                    ---------    ----------
Distributions

 From Net Realized Gains                               (1.06)            --
                                                    ---------    ----------
Net Asset Value, End of Period                         $19.96        $22.83
                                                    =========    ==========

TOTAL RETURN(4)                                       (8.23)%         6.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                           1.50%(5)      1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              (1.05)%(5)    (1.22)%(5)

Portfolio Turnover Rate                                   76%       128%(6)

Net Assets, End of Period (in thousands)                 $192           $27

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
35

New Opportunities II

Investor Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                         2008(1)       2007      2006      2005     2004      2003

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $9.42      $7.63     $6.75     $6.29    $5.75     $4.15
                        --------   --------   -------   -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                (0.02)     (0.05)    (0.06)    (0.06)   (0.07)    (0.05)

 Net Realized
 and
 Unrealized
 Gain (Loss)              (1.48)       2.52      1.16      0.69     0.61      1.65
                        --------   --------   -------   -------  -------   -------
 Total From
 Investment
 Operations               (1.50)       2.47      1.10      0.63     0.54      1.60
                        --------   --------   -------   -------  -------   -------
Distributions

 From Net
 Realized Gains           (0.08)     (0.68)    (0.22)    (0.17)       --        --
                        --------   --------   -------   -------  -------   -------
Net Asset Value,
End of Period              $7.84      $9.42     $7.63     $6.75    $6.29     $5.75
                        ========   ========   =======   =======  =======   =======

TOTAL RETURN(3)         (16.02)%     35.22%    16.52%    10.14%    9.39%    38.55%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.37%(4)      1.41%     1.50%     1.50%    1.50%     1.50%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    (0.57)%(4)    (0.70)%   (0.80)%   (0.93)%  (1.09)%   (1.11)%

Portfolio Turnover
Rate                         71%       204%      299%      269%     255%      236%

Net Assets, End of
Period
(in thousands)          $277,718   $303,189   $51,336   $43,157  $38,917   $32,512

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
36

New Opportunities II

Institutional Class

For a Share Outstanding Throughout the Periods Indicated

                                                      2008(1)       2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                    $9.43         $8.27
                                                    ---------    ----------
Income From Investment Operations
 Net Investment Income (Loss)(3)                       (0.01)        (0.03)
 Net Realized and Unrealized Gain (Loss)               (1.48)          1.19
                                                    ---------    ----------
 Total From Investment Operations                      (1.49)          1.16
                                                    ---------    ----------
Distributions
 From Net Realized Gains                               (0.08)            --
                                                    ---------    ----------
Net Asset Value, End of Period                          $7.86         $9.43
                                                    =========    ==========

TOTAL RETURN(4)                                      (15.90)%        14.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                   1.17%(5)      1.21%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              (0.37)%(5)    (0.65)%(5)

Portfolio Turnover Rate                                   71%       204%(6)

Net Assets, End of Period (in thousands)              $91,827       $18,384

(1) Six months ended April 30, 2008 (unaudited).

(2) May 18, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
37

New Opportunities II

A Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                            2008(1)       2007      2006      2005     2004      2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period           $9.37      $7.59     $6.72     $6.26    $5.74        $4.15
                          ---------    -------    ------    ------   ------    ---------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                   (0.03)     (0.07)    (0.08)    (0.08)   (0.08)       (0.05)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                 (1.47)       2.51      1.16      0.70     0.60         1.64
                          ---------    -------    ------    ------   ------    ---------
 Total From
 Investment
 Operations                  (1.50)       2.44      1.08      0.62     0.52         1.59
                          ---------    -------    ------    ------   ------    ---------
Distributions
 From Net
 Realized
 Gains                       (0.08)     (0.66)    (0.21)    (0.16)       --           --
                          ---------    -------    ------    ------   ------    ---------
Net Asset Value, End
of Period                     $7.79      $9.37     $7.59     $6.72    $6.26        $5.74
                          =========   ========    ======    ======   ======    =========

TOTAL RETURN(4)            (16.11)%     34.91%    16.22%     9.91%    9.06%       38.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.62%(5)      1.66%     1.75%     1.75%    1.75%     1.75%(5)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   (0.82)%(5)    (0.95)%   (1.05)%   (1.18)%  (1.34)%   (1.47)%(5)

Portfolio
Turnover Rate                   71%       204%      299%      269%     255%      236%(6)

Net Assets, End of
Period
(in thousands)             $178,492   $202,515   $73,383   $47,937  $20,337         $891

(1) Six months ended April 30, 2008 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
38

New Opportunities II

B Class

For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                       2008(1)      2007      2006     2005      2004      2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $9.25     $7.49     $6.63    $6.18     $5.71        $4.15
                    ----------   -------   -------  -------   -------    ---------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              (0.06)    (0.13)    (0.14)   (0.13)    (0.13)       (0.08)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (1.45)      2.49      1.15     0.69      0.60         1.64
                    ----------   -------   -------  -------   -------    ---------
 Total From
 Investment
 Operations             (1.51)      2.36      1.01     0.56      0.47         1.56
                    ----------   -------   -------  -------   -------    ---------
Distributions

 From Net
 Realized
 Gains                  (0.08)    (0.60)    (0.15)   (0.11)        --           --
                    ----------   -------   -------  -------   -------    ---------
Net Asset Value,
End of Period            $7.66     $9.25     $7.49    $6.63     $6.18        $5.71
                    ==========   =======   =======  =======   =======    =========

TOTAL RETURN(4)       (16.43)%    33.84%    15.46%    9.03%     8.23%       37.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                2.37%(5)     2.41%     2.50%    2.50%     2.50%     2.50%(5)

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (1.57)%(5)   (1.70)%   (1.80)%  (1.93)%   (2.09)%   (2.20)%(5)

Portfolio
Turnover Rate              71%      204%      299%     269%      255%      236%(6)

Net Assets, End
of Period
(in thousands)          $3,845    $4,549    $3,383   $2,367    $1,163         $215

(1) Six months ended April 30, 2008 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
39

New Opportunities II

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)

                          2008(1)      2007      2006      2005     2004         2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $9.29     $7.52     $6.66     $6.20    $5.73           $4.15
                        ---------    ------    ------    ------   ------     -----------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                 (0.06)    (0.13)    (0.14)    (0.13)   (0.13)          (0.07)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)               (1.46)      2.50      1.15      0.70     0.60            1.65
                        ---------    ------    ------    ------   ------     -----------
 Total From
 Investment
 Operations                (1.52)      2.37      1.01      0.57     0.47            1.58
                        ---------    ------    ------    ------   ------     -----------
Distributions

 From Net
 Realized
 Gains                     (0.08)    (0.60)    (0.15)    (0.11)       --              --
                        ---------    ------    ------    ------   ------     -----------
Net Asset Value,
End of Period               $7.69     $9.29     $7.52     $6.66    $6.20           $5.73
                        =========    ======    ======    ======   ======    ============

TOTAL RETURN(4)          (16.46)%    34.02%    15.24%     9.16%    8.20%          38.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               2.37%(5)     2.41%     2.50%     2.50%    2.50%     2.22%(5)(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (1.57)%(5)   (1.70)%   (1.80)%   (1.93)%  (2.09)%   (1.97)%(5)(6)

Portfolio Turnover
Rate                          71%      204%      299%      269%     255%         236%(7)

Net Assets, End of
Period
(in thousands)            $16,922   $16,406    $4,424    $3,414   $1,294             $34

(1) Six months ended April 30, 2008 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive its distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.50% and (2.25)%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
40

New Opportunities II

R Class

For a Share Outstanding Throughout the Periods Indicated

                                                      2008(1)       2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $9.42         $9.02
                                                    ---------     ---------
Income From Investment Operations

 Net Investment Income (Loss)(3)                       (0.04)        (0.01)

 Net Realized and Unrealized Gain (Loss)               (1.48)          0.41
                                                    ---------     ---------
 Total From Investment Operations                      (1.52)          0.40
                                                    ---------     ---------
Distributions

 From Net Realized Gains                               (0.08)            --
                                                    ---------     ---------
Net Asset Value, End of Period                          $7.82         $9.42
                                                    =========     =========

TOTAL RETURN(4)                                      (16.23)%         4.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                   1.87%(5)      1.91%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              (1.07)%(5)    (1.61)%(5)

Portfolio Turnover Rate                                   71%       204%(6)

Net Assets, End of Period (in thousands)                  $30           $26

(1) Six months ended April 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through October 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

------
41

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
42

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX Is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

------
43

NOTES

------
44

[blank page]

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . . . .           1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . .  . . . . . . . . . . . .        1-800-345-2021 or
                                                                            816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . . . .           1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS . . . . . . . . . . . . . .           1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . . . .           1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . . . .           1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

American Century Investments
P.O. Box 419200                                                           PRSRT STD
Kansas City, MO 64141-6200                                            U.S. POSTAGE PAID
                                                                       AMERICAN CENTURY
                                                                          COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60507S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NEW OPPORTUNITIES FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
New Opportunities Fund for the six months ended April 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     20
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     21

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns -- in a deal arranged by the Fed -- put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle -- and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)              -9.54%
Russell 1000 Growth Index                   -9.28%
Russell 1000 Value Index                    -9.83%
RUSSELL MIDCAP INDEX                        -8.77%
Russell Midcap Growth Index                 -8.44%
Russell Midcap Value Index                  -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)             -12.92%
Russell 2000 Growth Index                  -14.14%
Russell 2000 Value Index                   -11.55%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
New Opportunities

Total Returns as of April 30, 2008
                                           Average Annual Returns
                  6                                           Since     Inception
                  months(1)   1 year   5 years   10 years   Inception     Date

NEW
OPPORTUNITIES      -16.08%    -1.50%    12.91%     6.80%      7.72%     12/26/96

RUSSELL 2000
GROWTH INDEX(2)    -14.14%    -6.71%    13.32%     2.20%     4.12%(3)      --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 12/31/96, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. The fund's performance may be affected by investments in initial public offerings.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

New Opportunities

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
                    1999      2000      2001       2002      2003      2004     2005      2006    2007     2008
New
Opportunities       5.15%    172.82%   -46.30%    -7.32%    -26.32%   29.85%   -3.73%    42.24%  4.88%    -1.50%

Russell 2000
Growth Index       -3.77%    31.39%    -24.85%    -8.52%    -23.50%   41.57%   -0.55%    36.13%  4.53%    -6.71%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. The fund's performance may be affected by investments in initial public offerings.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

PERFORMANCE SUMMARY

New Opportunities returned -16.08%* for the six months ended April 30, 2008, trailing the -14.14% return of its benchmark, the Russell 2000 Growth Index.

The fund's return reflected the underperformance of small-cap stocks in general, and small-cap growth issues in particular. Furthermore, our investment approach faced considerable headwinds -- investors shifted away from momentum stocks, market volatility increased sharply, and sector rotation accelerated as many of the best-performing sectors from 2007 fell out of favor in early 2008.

Our investment style often lags in this kind of transitional environment, and the six-month period was no exception. Despite this recent underperformance, however, the fund's long-term returns remain robust (see pages 3-4 for historical performance information).

TECHNOLOGY LAGGED

Stock selection in the information technology sector was the main factor behind the fund's underperformance of its benchmark. Stock choices among electronic equipment manufacturers and software companies had the biggest negative impact. The most significant underperformer was Brightpoint, the leading distributor of wireless devices. The slowdown in consumer spending, both domestically and overseas, weighed on the stock. In addition, one of the company's largest customers, Motorola, struggled during the period as its market share deteriorated.

Another technology stock hurt by weaker consumer spending was Synaptics, which makes touchpads for laptops, MP3 players, and other mobile devices. A loss of market share sent the stock sharply lower in early 2008, and we eliminated it from the portfolio.

INDUSTRIALS DETRACTED

The portfolio's industrial stocks also lagged their counterparts in the benchmark index. Some of the portfolio's biggest winners in 2007 were dry bulk carriers -- large ships that carry dry goods such as iron ore and coal across oceans. Strong demand for dry goods led to a shortage of ship capacity, causing day rates to rise sharply. However, day rates peaked in late 2007 and then dropped substantially amid a seasonal slowdown and annual contract negotiations between China and the leading dry goods exporters.

Top Ten Holdings as of April 30, 2008
                                                                   % of net
                                             % of net            assets as of
                                       assets as of 4/30/08        10/31/07

Darling International Inc.                     2.0%                  1.3%
priceline.com Inc.                             2.0%                  1.9%
Tupperware Brands Corp.                        1.7%                  1.1%
Chimera Investment Corp.                       1.7%                   --
CyberSource Corp.                              1.7%                   --
ManTech International Corp. Cl A               1.7%                  0.8%
Syniverse Holdings, Inc.                       1.5%                  1.1%
Sybase, Inc.                                   1.5%                   --
PerkinElmer, Inc.                              1.5%                  1.0%
Perrigo Co.                                    1.5%                   --

*Total returns for periods less than one year are not annualized.

------
5

New Opportunities

Fund holdings DryShips, Diana Shipping, and Eagle Bulk Shipping slumped during the period, and although we reduced our positions in each of these stocks, we continue to own them as day rates have begun to recover.

CONSUMER AND ENERGY STOCKS ADDED VALUE

On the positive side, the portfolio's consumer and energy stocks contributed favorably to performance relative to the Russell 2000 Growth Index. Among consumer stocks, the top contributor was Darling International, which renders animal by-products and recycles used cooking oil into useable oils and proteins for the agricultural industry. Darling's profit margins expanded as commodity prices surged.

Household products maker Tupperware Brands and online travel agent
priceline.com were also major contributors. Tupperware reported strong profit growth thanks to its substantial international business and expansion into emerging markets. Priceline.com enjoyed strong growth in its European hotel reservation unit and gained market share domestically by eliminating booking fees.

Six of the top ten relative performance contributors came from the energy sector. The top contributors were companies with an emphasis on natural gas, whose price surged during the period. Winners included Cabot Oil & Gas, Forest
Oil, and Encore Acquisition.

IPOS CONTRIBUTED FAVORABLY

We participated in 16 initial public offerings (IPOs) during the period, and overall they added value to portfolio performance. The best performers included energy exploration and production company Approach Resources and
Chinese advertising services provider VisionChina Media.

OUTLOOK

After fearing the worst over the last six months, the stock market has started to price in better credit and economic conditions. Consequently, we have recently pursued investment opportunities in the technology, financials, and consumer discretionary sectors. As always, we continue to seek out companies with improving business fundamentals, accelerating earnings and revenue growth, and price momentum.

Top Five Industries as of April 30, 2008
                                                                   % of net
                                             % of net            assets as of
                                       assets as of 4/30/08        10/31/07

Oil, Gas & Consumable Fuels                    6.8%                  5.2%
Commercial Banks                               5.6%                  0.9%
Chemicals                                      5.3%                  6.4%
Internet Software & Services                   4.6%                  3.3%
IT Services                                    4.4%                  2.1%

Types of Investments in Portfolio
                                                                   % of net
                                             % of net            assets as of
                                       assets as of 4/30/08        10/31/07

Domestic Common Stocks                        91.8%                 88.3%
Foreign Common Stocks(1)                       7.2%                  7.7%
TOTAL COMMON STOCKS                           99.0%                 96.0%
Temporary Cash Investments                     0.5%                  4.4%
Other Assets and Liabilities                   0.5%                 (0.4)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   Ending
                    Beginning      Account       Expenses Paid
                     Account        Value       During Period*       Annualized
                  Value 11/1/07    4/30/08     11/1/07 - 4/30/08   Expense Ratio*

Actual               $1,000        $839.20           $6.86              1.50%

Hypothetical         $1,000       $1,017.40          $7.52              1.50%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
New Opportunities

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 3.9%
          16,361  Alliant Techsystems Inc.(1)                          $ 1,795,783
          37,404  Curtiss-Wright Corp.                                   1,776,316
          53,132  Esterline Technologies Corp.(1)                        2,957,327
          76,724  Orbital Sciences Corp.(1)                              2,064,643
                                                                      ------------
                                                                         8,594,069
                                                                      ------------
AUTO COMPONENTS -- 0.7%
          98,256  Exide Technologies(1)                                  1,433,555
                                                                      ------------
BEVERAGES -- 1.3%
          47,128  Central European Distribution Corp.(1)                 2,871,038
                                                                      ------------
BIOTECHNOLOGY -- 3.5%
          13,705  Alexion Pharmaceuticals Inc.(1)                          964,558
          29,419  BioMarin Pharmaceutical Inc.(1)                        1,072,617
          96,040  Cubist Pharmaceuticals Inc.(1)                         1,859,333
          57,347  Emergent Biosolutions Inc.(1)                            539,635
          40,247  Martek Biosciences Corp.(1)                            1,419,109
           5,040  Myriad Genetics Inc.(1)                                  209,362
           7,294  Onyx Pharmaceuticals, Inc.(1)                            256,457
          21,224  OSI Pharmaceuticals Inc.(1)                              735,412
           6,595  United Therapeutics Corp.(1)                             557,278
                                                                      ------------
                                                                         7,613,761
                                                                      ------------
CAPITAL MARKETS -- 1.9%
          42,919  Investment Technology Group Inc.(1)                    2,071,271
          63,675  Waddell & Reed Financial, Inc. Cl A                    2,156,035
                                                                      ------------
                                                                         4,227,306
                                                                      ------------
CHEMICALS -- 5.3%
          44,202  Airgas Inc.                                            2,127,442
          48,774  Calgon Carbon Corp.(1)                                   695,030
          60,985  Koppers Holdings Inc.                                  2,954,113
          17,231  OM Group, Inc.(1)                                        943,570
          43,437  SGL Carbon AG ORD(1)                                   2,971,876
          50,599  Terra Industries Inc.(1)                               1,915,678
                                                                      ------------
                                                                        11,607,709
                                                                      ------------
COMMERCIAL BANKS -- 5.6%
         118,247  BancorpSouth Inc.                                      2,841,476
          23,168  First Financial Bankshares Inc.                        1,042,328
          95,749  FirstMerit Corp.                                       1,964,769
         136,568  Fulton Financial Corp.                                 1,703,003
          37,491  Hancock Holding Co.                                    1,547,254

Shares                                                                       Value

          30,440  Independent Bank Corp.                                 $ 889,761
          59,945  Oriental Financial Group                               1,126,966
          66,342  Sterling Bancorp                                       1,088,672
                                                                      ------------
                                                                        12,204,229
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.9%
          22,877  Copart, Inc.(1)                                          934,983
          39,008  FTI Consulting, Inc.(1)                                2,496,512
          33,456  IHS Inc. Cl A(1)                                       2,209,769
          46,624  Knoll Inc.                                               607,044
                                                                      ------------
                                                                         6,248,308
                                                                      ------------
CONSUMER FINANCE -- 0.8%
         146,069  EZCORP, Inc. Cl A(1)                                   1,773,278
                                                                      ------------
CONTAINERS & PACKAGING -- 0.7%
          24,535  Greif, Inc. Cl A                                       1,584,961
                                                                      ------------
DISTRIBUTORS -- 1.4%
          42,754  DXP Enterprises Inc.(1)                                1,764,458
          54,300  LKQ Corp.(1)                                           1,181,568
                                                                      ------------
                                                                         2,946,026
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
          43,882  DeVry Inc.                                             2,501,274
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.8%
          41,945  American Superconductor Corp.(1)                       1,060,370
          97,141  EnerSys(1)                                             2,273,100
          73,839  GrafTech International Ltd.(1)                         1,450,936
          32,307  Powell Industries, Inc.(1)                             1,359,155
                                                                      ------------
                                                                         6,143,561
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.9%
         112,785  Brightpoint Inc.(1)                                    1,033,111
          97,300  Cognex Corp.                                           2,451,960
          26,977  FARO Technologies, Inc.(1)                               950,669
          13,164  Itron Inc.(1)                                          1,225,305
          39,631  Orbotech Ltd.(1)                                         695,524
                                                                      ------------
                                                                         6,356,569
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 3.2%
          19,661  Dril-Quip Inc.(1)                                      1,123,823
          34,558  Exterran Holdings, Inc.(1)                             2,308,129
          34,329  Natural Gas Services Group Inc.(1)                       854,792
         255,954  Parker Drilling Co.(1)                                 2,052,751
           9,539  W-H Energy Services Inc.(1)                              737,269
                                                                      ------------
                                                                         7,076,764
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.9%
          45,540  Andersons Inc. (The)                                   2,069,793
                                                                      ------------

------
9

New Opportunities

Shares                                                                       Value

FOOD PRODUCTS -- 2.5%
          74,864  Cosan Ltd. Cl A(1)                                     $ 992,697
         289,561  Darling International Inc.(1)                          4,421,596
                                                                      ------------
                                                                         5,414,293
                                                                      ------------
GAS UTILITIES -- 0.5%
          22,859  Northwest Natural Gas Co.                              1,025,683
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
          22,600  Kinetic Concepts Inc.(1)                                 896,316
          75,997  Merit Medical Systems Inc.(1)                          1,117,916
          44,745  NuVasive, Inc.(1)                                      1,707,022
          80,653  Zoll Medical Corp.(1)                                  2,692,197
                                                                      ------------
                                                                         6,413,451
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
          33,984  Amsurg Corp.(1)                                          867,951
          46,572  CardioNet, Inc.(1)                                     1,075,813
          49,876  IPC The Hospitalist Co., Inc.(1)                       1,170,590
          51,709  Providence Service Corp. (The)(1)                      1,455,092
                                                                      ------------
                                                                         4,569,446
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
         108,974  Burger King Holdings, Inc.                             3,040,375
                                                                      ------------
HOUSEHOLD DURABLES -- 1.7%
          97,077  Tupperware Brands Corp.                                3,824,834
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.4%
          12,352  Walter Industries Inc.                                   856,735
                                                                      ------------
INSURANCE -- 0.6%
         208,400  Amil Participacoes SA ORD                              1,266,450
                                                                      ------------
INTERNET & CATALOG RETAIL -- 2.0%
          34,196  priceline.com Inc.(1)                                  4,364,777
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 4.6%
         439,631  Art Technology Group, Inc.(1)                          1,573,879
         218,084  AsiaInfo Holdings, Inc.(1)                             2,654,082
           7,217  Equinix Inc.(1)                                          652,561
          85,862  Switch & Data Facilities Co. Inc.(1)                   1,299,951
          45,767  Vocus Inc.(1)                                          1,271,865
         136,257  Websense Inc.(1)                                       2,650,199
                                                                      ------------
                                                                        10,102,537
                                                                      ------------
IT SERVICES -- 4.4%
          46,070  CACI International Inc.(1)                             2,309,028
         202,534  CyberSource Corp.(1)                                   3,675,993
          76,904  ManTech International Corp. Cl A(1)                    3,673,704
                                                                      ------------
                                                                         9,658,725
                                                                      ------------

Shares                                                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 3.7%
           9,937  Illumina, Inc.(1)                                      $ 773,993
          49,477  Kendle International Inc.(1)                           2,112,173
          75,779  Parexel International Corp.(1)                         1,924,787
         122,988  PerkinElmer, Inc.                                      3,266,561
                                                                      ------------
                                                                         8,077,514
                                                                      ------------
MACHINERY -- 3.0%
          14,947  Bucyrus International, Inc.                            1,882,276
          12,058  Key Technology, Inc.(1)                                  371,628
          13,317  Middleby Corp. (The)(1)                                  835,642
          16,429  Valmont Industries, Inc.                               1,617,599
          43,072  Westinghouse Air Brake Technologies Corp.              1,846,927
                                                                      ------------
                                                                         6,554,072
                                                                      ------------
MARINE -- 2.2%
          57,710  Diana Shipping Inc.                                    1,752,076
          39,111  Eagle Bulk Shipping Inc.                               1,151,037
          33,724  Kirby Corporation(1)                                   1,849,423
                                                                      ------------
                                                                         4,752,536
                                                                      ------------
MEDIA -- 2.1%
         125,369  Valassis Communications Inc.(1)                        1,780,239
          76,173  VisionChina Media Inc. ADR(1)                          1,123,552
          96,041  World Wrestling Entertainment, Inc. Cl A               1,695,124
                                                                      ------------
                                                                         4,598,915
                                                                      ------------
METALS & MINING -- 0.6%
          20,918  Compass Minerals International Inc.                    1,317,834
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.8%
          12,436  Alpha Natural Resources, Inc.(1)                         605,011
         102,092  Approach Resources Inc.(1)                             1,934,643
          34,967  Cabot Oil & Gas Corp.                                  1,992,070
          30,242  Concho Resources Inc.(1)                                 833,772
          59,005  Encore Acquisition Co.(1)                              2,692,398
          50,069  Forest Oil Corp.(1)                                    2,950,566
          17,000  Foundation Coal Holdings, Inc.                         1,019,660
          24,500  Quicksilver Resources Inc.(1)                          1,016,505
         141,052  TXCO Resources, Inc.(1)                                1,802,645
                                                                      ------------
                                                                        14,847,270
                                                                      ------------
PERSONAL PRODUCTS -- 1.7%
          62,221  American Oriental Bioengineering Inc.(1)                 598,566
          30,810  Herbalife Ltd.                                         1,348,862
          57,519  Inter Parfums, Inc.                                    1,665,750
                                                                      ------------
                                                                         3,613,178
                                                                      ------------

------
10

New Opportunities

Shares                                                                       Value

PHARMACEUTICALS -- 1.5%
          79,659  Perrigo Co.                                          $ 3,265,222
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.3%
          41,101  American Campus Communities Inc.                       1,254,814
         121,828  Capstead Mortgage Corp.                                1,571,581
         266,135  Chimera Investment Corp.                               3,691,292
          37,173  Hatteras Financial Corp.(1)                              939,733
         152,981  U-Store-It Trust                                       1,846,481
                                                                      ------------
                                                                         9,303,901
                                                                      ------------
ROAD & RAIL -- 0.3%
          21,772  J.B. Hunt Transport Services, Inc.                       739,595
                                                                      ------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.4%
          61,859  Amkor Technology Inc.(1)                                 590,753
         130,169  Anadigics, Inc.(1)                                     1,452,686
         126,268  Microsemi Corp.(1)                                     3,093,566
                                                                      ------------
                                                                         5,137,005
                                                                      ------------
SOFTWARE -- 3.3%
          89,087  Lawson Software Inc.(1)                                  711,805
          61,770  Magma Design Automation, Inc.(1)                         576,314
          42,438  MICROS Systems, Inc.(1)                                1,512,915
         100,827  NetScout Systems, Inc.(1)                              1,008,270
         112,904  Sybase, Inc.(1)                                        3,321,636
                                                                      ------------
                                                                         7,130,940
                                                                      ------------
SPECIALTY RETAIL -- 2.0%
          56,964  Aeropostale Inc.(1)                                    1,810,886
          76,578  Dress Barn Inc.(1)                                     1,030,740
          45,823  hhgregg, Inc.(1)                                         470,602
         140,329  Pier 1 Imports, Inc.(1)                                1,094,566
                                                                      ------------
                                                                         4,406,794
                                                                      ------------

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
           7,580  Deckers Outdoor Corp.(1)                             $ 1,046,571
          82,299  Maidenform Brands, Inc.(1)                             1,226,255
                                                                      ------------
                                                                         2,272,826
                                                                      ------------
WATER UTILITIES -- 0.5%
          94,564  Cascal N.V.(1)                                         1,146,116
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
         215,391  Syniverse Holdings, Inc.(1)                            3,383,793
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $193,756,847)                                                    216,337,018
                                                                      ------------

Temporary Cash Investments -- 0.5%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.625%,
4/15/13, valued at $1,224,748), in a joint trading account at
1.92%, dated 4/30/08, due 5/1/08 (Delivery value $1,200,064) (Cost
$1,200,000)                                                              1,200,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $194,956,847)                                                    217,537,018
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.5%                                     1,034,539
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $218,571,557
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $194,956,847)               $217,537,018

Cash                                                                      100,095

Receivable for investments sold                                         6,737,331

Dividends and interest receivable                                          33,809
                                                                    -------------
                                                                      224,408,253
                                                                    -------------

LIABILITIES

Payable for investments purchased                                       5,571,512

Accrued management fees                                                   265,184
                                                                    -------------
                                                                        5,836,696
                                                                    -------------

NET ASSETS                                                           $218,571,557
                                                                    =============
CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                            300,000,000
                                                                    =============
Outstanding                                                            30,340,538
                                                                    =============

NET ASSET VALUE PER SHARE                                                   $7.20
                                                                    =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $277,562,373

Accumulated net investment loss                                         (855,202)

Accumulated net realized loss on investment
and foreign currency transactions                                    (80,715,781)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           22,580,167
                                                                    -------------
                                                                     $218,571,557
                                                                    =============

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                                               $ 793,788

Interest                                                                   71,289
                                                                    -------------
                                                                          865,077
                                                                    -------------
EXPENSES:

Management fees                                                         1,715,288

Directors' fees and expenses                                                2,647

Other expenses                                                              2,344
                                                                    -------------
                                                                        1,720,279
                                                                    -------------

NET INVESTMENT INCOME (LOSS)                                            (855,202)
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and
foreign currency transactions                                        (14,211,030)

Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                    (27,924,205)
                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              (42,135,235)
                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(42,990,437)
                                                                    =============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

Increase (Decrease) in Net Assets                          2008              2007

OPERATIONS

Net investment income (loss)                        $ (855,202)     $ (2,081,598)

Net realized gain (loss)                           (14,211,030)        53,831,813

Change in net unrealized
appreciation (depreciation)                        (27,924,205)        20,464,068
                                                  -------------     -------------
Net increase (decrease) in net assets
resulting from operations                          (42,990,437)        72,214,283
                                                  -------------     -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                             7,663,607        15,958,764

Payments for shares redeemed(1)                    (16,530,105)      (65,620,583)
                                                  -------------     -------------
Net increase (decrease) in net assets
from capital share transactions                     (8,866,498)      (49,661,819)
                                                  -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS              (51,856,935)        22,552,464

NET ASSETS

Beginning of period                                 270,428,492       247,876,028
                                                  -------------     -------------
End of period                                      $218,571,557      $270,428,492
                                                  =============     =============

Accumulated net investment loss                      $(855,202)                --
                                                  =============     =============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                  1,022,095         2,133,906

Redeemed                                            (2,210,030)       (9,110,565)
                                                  -------------     -------------
Net increase (decrease) in
shares of the fund                                  (1,187,935)       (6,976,659)
                                                  =============     =============

(1) Net of redemption fees of $14,916 and $11,866, respectively.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
15

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.10% to
1.50%. The effective annual management fee for the fund for the six months ended April 30, 2008 was 1.50%.

------
16

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2008, were $178,294,928 and
$179,174,960, respectively.

4. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. The fund's performance may be affected by investments in initial public offerings (IPOs).
The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                    $195,189,220
                                                                  =============

Gross tax appreciation of investments                               $27,991,558

Gross tax depreciation of investments                               (5,643,760)
                                                                  -------------

Net tax appreciation (depreciation) of investments                  $22,347,798
                                                                  =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2007, the fund had accumulated capital losses of $(66,365), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(28,666) and $(37,699) expire in 2008 and 2009, respectively.

------
17

7. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
New Opportunities

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2008(1)       2007      2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $8.58      $6.44     $5.63      $5.06      $5.06      $4.01
                          --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)              (0.03)     (0.07)    (0.06)     (0.06)     (0.06)     (0.04)

 Net Realized
 and Unrealized
 Gain (Loss)                (1.35)       2.21      0.87       0.63       0.06       1.09
                          --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                 (1.38)       2.14      0.81       0.57         --       1.05
                          --------   --------  --------   --------   --------   --------
Net Asset Value,
End of Period                $7.20      $8.58     $6.44      $5.63      $5.06      $5.06
                          ========   ========  ========   ========   ========   ========

TOTAL RETURN(2)           (16.08)%     33.23%    14.39%     11.26%      0.00%     26.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                1.50%(3)      1.50%     1.50%      1.50%      1.49%      1.50%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets              (0.75)%(3)    (0.83)%   (0.84)%    (0.98)%    (1.04)%    (0.98)%

Portfolio Turnover
Rate                           79%       201%      298%       260%       269%       217%

Net Assets,
End of Period
(in thousands)            $218,572   $270,428  $247,876   $240,464   $273,555   $318,226

(1) For the six months ended April 30, 2008 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized

See Notes to Financial Statements.

------
19

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
20

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
21

NOTES

------
22

NOTES

------
23

NOTES

------
24

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60501S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

BALANCED FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Balanced Fund for the six months ended April 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S Market Returns . . . . . . . . . . . . . . . . . . . . . . . . .      2

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     31
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     32

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

ROUGH SAILING FOR STOCKS

U.S. stocks fell for the six months ended April 30, 2008, as financial market volatility increased considerably. Losses from the meltdown in the subprime lending industry and liquidity crunch in the credit markets were more pervasive and substantial than originally anticipated. Tighter lending standards brought an end to the easy credit that fueled the merger and leveraged buy-out boom of the past few years, and the economy threatened to tip into recession amid sluggish job growth and weaker consumer spending.

The Federal Reserve (the Fed) responded aggressively, cutting short-term interest rates five times during the six-month period and injecting liquidity into the financial system to provide some relief to the credit markets. But the Fed's game plan was complicated by persistently high energy and food prices, which led to concerns about rising inflation.

Stocks fell steadily through mid-March, but then recovered somewhat over the last six weeks of the period as improving economic data and
better-than-expected first-quarter earnings reports helped ease some of the market's economic and credit fears.

BONDS ADVANCED

In contrast to the stock market's swoon, the U.S. bond market enjoyed positive returns for the six-month period. Bonds continued to attract investor demand amid the worsening credit crunch and recession fears. The Fed's interest rate cuts -- lowering the federal funds rate from 4.5% to 2.0%, its lowest level since December 2004 -- also boosted the bond market.

Short-term bonds benefited the most from the Fed's rate cuts. The two-year
Treasury note yield fell from 3.95% to 2.29% for the six months, though it fell as low as 1.35% in mid-March. The decline in longer-term yields was more modest -- the 10-year Treasury bond yield slid from 4.47% to 3.77% --
reflecting the inflation concerns sparked by record-high energy and commodity prices.

Increased demand for high-quality bonds contributed to the outperformance of
Treasury and government agency bonds, as well as higher-quality mortgage-backed securities. The upheaval in the credit markets weighed on corporate bonds, which posted the weakest returns during the period.

U.S. Market Returns
For the six months ended April 30, 2008*

STOCK INDICES
Russell 1000 Index (large-cap)                     -9.54%
Russell Midcap Index                               -8.77%
Russell 2000 Index (small-cap)                    -12.92%

CITIGROUP U.S. BOND MARKET INDICES
Broad Investment-Grade (multi-sector)               4.43%
Treasury                                            5.84%
Agency                                              5.43%
Mortgage (mortgage-backed)                          4.66%
Credit (investment-grade corporate)                 2.20%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Balanced

Total Returns as of April 30, 2008
                                               Average Annual Returns
                       6                              10        Since     Inception
                       months(1)    1 year   5 years  years   Inception      Date

INVESTOR CLASS           -3.64%     -1.12%    8.20%   4.52%     8.62%      10/20/88

BLENDED INDEX(2)         -4.08%     0.20%     8.28%   5.07%    9.80%(3)       --

S&P 500 INDEX(4)         -9.64%     -4.68%   10.62%   3.89%   10.98%(3)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX               4.43%      7.36%     4.53%   6.03%    7.45%(3)       --

Institutional Class      -3.48%     -0.86%    8.41%     --      3.52%       5/1/00

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions page.

(3) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998

One-Year Returns Over 10 Years
Periods ended April 30
                     1999     2000     2001       2002      2003     2004     2005    2006     2007     2008

Investor Class      10.05%   8.16%    -4.25%     -5.14%    -2.95%   14.98%   7.23%    9.43%   11.20%   -1.12%

Blended index       16.04%   6.76%    -3.14%     -4.54%    -3.83%   14.17%   6.07%    9.40%   12.11%   0.20%

S&P 500 Index       21.82%   10.13%   -12.97%   -12.63%   -13.31%   22.88%   6.34%   15.42%   15.24%   -4.68%

Citigroup
US Broad
Investment-Grade
Bond Index           6.30%   1.17%    12.38%     7.85%     10.45%    1.88%   5.39%    0.78%   7.41%    7.36%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston,
Hando Aguilar, Brian Howell, John Walsh, Dan Schiffman, Jim Platz, and Seth
Plunkett

PERFORMANCE SUMMARY

Balanced returned -3.64%* for the six months ended April 30, 2008, compared with the -4.08% return of its benchmark (a blended index consisting of 60% S&P
500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

The negative returns for both the fund and its performance benchmark reflected a sharp decline in stocks and positive results for bonds. However, the fund held up better as both the equity and fixed-income portions of the portfolio outperformed their respective components in the benchmark. (It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK COMPONENT OUTPERFORMED

Balanced's stock portfolio declined for the six-month period but outpaced the
S&P 500 thanks to favorable stock selection in six of ten market sectors.

The bulk of the outperformance came from the portfolio's financials and materials stocks. The top contributor in the financials sector was investment bank JPMorgan Chase, which was rewarded for buying competitor Bear Stearns when it was on the brink of bankruptcy. Chemicals stocks were responsible for the bulk of the outperformance in the materials sector, led by agricultural chemicals maker Mosaic, which produces fertilizer and its raw materials.
Mosaic benefited from strong demand for agricultural products and rising commodity prices.

The health care sector generated mixed results. Medical instruments maker
Becton Dickinson performed well, reporting solid earnings as cost management efforts helped offset higher raw materials prices. However, health care services provider Humana was the portfolio's biggest individual detractor. The company lowered its earnings forecast for 2008, citing higher-than-expected costs in its Medicare prescription drug program.

Holdings in the consumer and energy sectors detracted from relative performance. Among consumer stocks, satellite television provider DISH Network was the most significant detractor, falling as subscriber growth decreased sharply. In the energy

Balanced's Top Ten Stock Holdings as of April 30, 2008
                                          % of equity       % of S&P 500
                                           holdings            Index

Exxon Mobil Corp.                            5.5%               4.1%
International Business
Machines Corp.                               2.7%               1.4%
Johnson & Johnson                            2.6%               1.6%
JPMorgan Chase & Co.                         2.6%               1.3%
ConocoPhillips                               2.4%               1.1%
Hewlett-Packard Co.                          2.0%               1.0%
General Electric Co.                         1.8%               2.7%
AT&T Inc.                                    1.8%               1.9%
Microsoft Corp.                              1.8%               1.9%
McDonald's Corp.                             1.7%               0.6%

Balanced's Top Five Stock Industries as of April 30, 2008
                                          % of equity       % of S&P 500
                                           holdings            Index

Oil, Gas & Consumable Fuels                  11.9%             11.1%
IT Services                                  5.9%               2.3%
Pharmaceuticals                              5.3%               5.9%
Computers & Peripherals                      4.5%               3.1%
Specialty Retail                             3.9%               1.6%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
5

Balanced

sector, the underperformance stemmed from underweight positions in energy production companies that focus on natural gas.

FIXED-INCOME BOOSTED RESULTS

The portfolio's bond component enjoyed positive performance for the six-month period, outperforming the Citigroup BIG Index.

Several factors contributed to the bond component's outperformance of its benchmark. An overweight position in Treasury bonds and an underweight position in corporate bonds added value as Treasury securities outperformed corporate bonds by a considerable margin. We also avoided exposure to subprime-related securities.

The bond portion was positioned to benefit from a steeper yield curve -- that is, when the gap between short- and long-term interest rates widens. This strategy paid off as the gap between the yields of the two-year and ten-year
Treasury securities widened from about 50 basis points (0.50% -- a basis point equals 0.01%) to nearly 150 basis points during the six-month period.

The portfolio held modest positions in municipal bonds and Treasury inflation-protected securities (TIPS), both of which contributed favorably to performance. Problems among municipal bond insurers caused municipal bond yields to rise substantially, providing a temporary window of opportunity.
TIPS benefited from persistently high energy and commodity prices.

More recently, we have pared back our overweight position in Treasury bonds after their strong performance over the past 12 months. Instead, we have looked for bargains among downtrodden segments of the market, adding selectively to our holdings of corporate and mortgage-backed securities.

OUTLOOK

The stock and bond markets are likely to face more volatility in the coming months. Although signs of modest economic improvement surfaced toward the end of the six-month period, it is a small step on the long road to a meaningful recovery. In addition, it is not clear whether we've seen the worst of the subprime fallout or an upper boundary on commodity prices, both of which represent further challenges for the economy, the credit markets, and the
Federal Reserve.

Our focus will remain on our disciplined investment approach, which will allow us to take advantage of investment opportunities that may arise in this uncertain market environment.

Key Fixed-Income Portfolio Statistics
                                             As of             As of
                                            4/30/08           10/31/07

Weighted Average Maturity                  4.2 years         4.5 years
Average Duration (Effective)               4.7 years         5.0 years

Types of Investments in Portfolio
                                           % of fund         % of fund
                                          investments       investments
                                             as of             as of
                                            4/30/08           10/31/07

Common Stocks                                50.8%             52.8%
Mortgage- & Asset-Backed Securities          21.5%             18.2%
Corporate Bonds                              8.2%               5.8%
U.S. Treasury Securities                     8.2%               9.0%
Municipals Securities                        1.8%               0.1%
U.S. Government Agency Securities            0.2%               2.4%
Sovereign Goernments & Agencies              0.1%               0.1%
Temporary Cash Investments                   2.7%               1.7%
Temporary Cash Investments -
Securities Lending Collateral                6.5%               9.9%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                      Beginning        Ending        Expenses Paid     Annualized
                       Account     Account Value     During Period*      Expense
                    Value 11/1/07     4/30/08      11/1/07 - 4/30/08     Ratio*

ACTUAL

Investor Class         $1,000         $963.60            $4.39            0.90%

Institutional
Class                  $1,000         $965.20            $3.42            0.70%

HYPOTHETICAL

Investor Class         $1,000        $1,020.39           $4.52            0.90%

Institutional
Class                  $1,000        $1,021.38           $3.52            0.70%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Balanced

APRIL 30, 2008 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks -- 56.5%

AEROSPACE & DEFENSE -- 1.4%
        62,391  Boeing Co.                                             $ 5,293,686
        25,913  Lockheed Martin Corp.                                    2,747,815
                                                                      ------------
                                                                         8,041,501
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.6%
         4,373  C.H. Robinson Worldwide Inc.                               274,100
         7,966  FedEx Corp.                                                763,700
        30,771  United Parcel Service, Inc. Cl B                         2,228,128
                                                                      ------------
                                                                         3,265,928
                                                                      ------------
AIRLINES(1)
        20,776  Southwest Airlines Co.                                     275,074
                                                                      ------------
AUTOMOBILES -- 0.1%
        35,894  Ford Motor Co.(2)(3)                                       296,484
                                                                      ------------
BEVERAGES -- 1.9%
        90,364  Anheuser-Busch Companies, Inc.                           4,445,908
        26,077  Coca-Cola Co. (The)                                      1,535,153
       120,277  Coca-Cola Enterprises Inc.                               2,706,233
        32,192  PepsiCo, Inc.                                            2,206,118
                                                                      ------------
                                                                        10,893,412
                                                                      ------------
BIOTECHNOLOGY -- 1.1%
       100,506  Amgen Inc.(2)                                            4,208,186
        26,711  Cephalon, Inc.(2)                                        1,667,034
         7,673  Gilead Sciences, Inc.(2)                                   397,154
                                                                      ------------
                                                                         6,272,374
                                                                      ------------
BUILDING PRODUCTS -- 0.1%
         9,824  Armstrong World Industries, Inc.                           349,636
                                                                      ------------
CAPITAL MARKETS -- 2.1%
         8,532  Goldman Sachs Group, Inc. (The)                          1,632,769
        34,377  Knight Capital Group, Inc. Cl A(2)                         643,194
        95,025  Morgan Stanley                                           4,618,215
        21,807  Northern Trust Corp.                                     1,616,117
        53,389  State Street Corp.                                       3,851,482
                                                                      ------------
                                                                        12,361,777
                                                                      ------------
CHEMICALS -- 0.9%
         8,248  Celanese Corp., Series A                                   369,098
         5,494  CF Industries Holdings, Inc.                               734,548
         7,508  du Pont (E.I.) de Nemours & Co.                            367,216
        15,403  Monsanto Co.                                             1,756,250
        11,304  Mosaic Co. (The)(2)                                      1,384,853

Shares/Principal Amount                                                      Value

        20,343  Terra Industries Inc.(2)                                 $ 770,186
                                                                      ------------
                                                                         5,382,151
                                                                      ------------
COMMERCIAL BANKS -- 1.0%
        48,081  Royal Bank of Canada                                     2,299,714
       117,401  Wells Fargo & Co.                                        3,492,680
                                                                      ------------
                                                                         5,792,394
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
         2,633  Allied Waste Industries Inc.(2)                             32,544
        19,882  R.R. Donnelley & Sons Co.                                  609,185
         3,636  Watson Wyatt Worldwide, Inc. Cl A                          213,142
                                                                      ------------
                                                                           854,871
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.3%
        46,504  Cisco Systems Inc.(2)                                    1,192,363
        28,141  Corning Inc.                                               751,646
                                                                      ------------
                                                                         1,944,009
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.5%
        24,665  Apple Inc.(2)                                            4,290,477
       142,700  Hewlett-Packard Co.                                      6,614,145
         7,568  Lexmark International, Inc. Cl A(2)                        237,560
        93,393  Seagate Technology                                       1,762,326
        32,878  Sun Microsystems, Inc.(2)                                  514,869
        45,357  Western Digital Corp.(2)                                 1,314,899
                                                                      ------------
                                                                        14,734,276
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.3%
        20,093  Chicago Bridge & Iron Company New York Shares              800,505
         3,261  EMCOR Group Inc.(2)                                         81,721
         7,170  Fluor Corp.                                              1,096,078
                                                                      ------------
                                                                         1,978,304
                                                                      ------------
CONSUMER FINANCE -- 1.5%
        24,802  American Express Co.                                     1,190,992
        68,127  Capital One Financial Corp.                              3,610,731
       213,360  Discover Financial Services                              3,885,286
                                                                      ------------
                                                                         8,687,009
                                                                      ------------
CONTAINERS & PACKAGING -- 0.2%
        10,956  Owens-Illinois Inc.(2)                                     604,223
        24,795  Rock-Tenn Co. Cl A                                         841,295
                                                                      ------------
                                                                         1,445,518
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.1%
        92,324  Bank of America Corp.                                    3,465,843
        15,132  Citigroup Inc.                                             382,386
       177,230  JPMorgan Chase & Co.                                     8,445,009
                                                                      ------------
                                                                        12,293,238
                                                                      ------------

------
9

Balanced

Shares/Principal Amount                                                      Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
       151,463  AT&T Inc.                                              $ 5,863,132
         2,748  CenturyTel Inc.                                             89,173
         1,039  FairPoint Communications, Inc.                               9,569
        55,120  Verizon Communications Inc.                              2,121,018
                                                                      ------------
                                                                         8,082,892
                                                                      ------------
ELECTRIC UTILITIES -- 1.2%
        32,166  Duke Energy Corp.                                          588,959
         7,879  Edison International                                       411,047
        40,549  Entergy Corp.                                            4,657,459
         4,188  Exelon Corp.                                               357,990
        16,773  FPL Group, Inc.                                          1,111,882
                                                                      ------------
                                                                         7,127,337
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.2%
        23,985  Emerson Electric Co.                                     1,253,456
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
        32,962  Celestica Inc.(2)                                          308,854
       112,723  Tyco Electronics Ltd.                                    4,216,967
                                                                      ------------
                                                                         4,525,821
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.4%
        22,250  FMC Technologies Inc.(2)                                 1,495,200
        33,825  Halliburton Co.                                          1,552,906
        46,638  National Oilwell Varco, Inc.(2)                          3,192,372
        18,268  Schlumberger Ltd.                                        1,836,847
           901  Transocean Inc.(2)                                         132,861
                                                                      ------------
                                                                         8,210,186
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.1%
        32,604  Safeway Inc.                                             1,030,286
        49,500  SYSCO Corp.                                              1,513,215
        71,621  Wal-Mart Stores, Inc.                                    4,152,586
                                                                      ------------
                                                                         6,696,087
                                                                      ------------
FOOD PRODUCTS -- 0.6%
        20,024  Flowers Foods Inc.                                         518,421
        35,317  General Mills, Inc.                                      2,133,147
        20,404  Hormel Foods Corp.                                         804,122
                                                                      ------------
                                                                         3,455,690
                                                                      ------------
GAS UTILITIES -- 0.2%
        19,540  ONEOK, Inc.                                                940,265
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
        72,513  Baxter International Inc.                                4,519,010
        48,390  Becton, Dickinson & Co.                                  4,326,066
                                                                      ------------
                                                                         8,845,076
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
         7,612  Express Scripts, Inc.(2)                                   532,992
        63,093  Health Net Inc.(2)                                       1,847,994
                                                                      ------------
                                                                         2,380,986
                                                                      ------------

Shares/Principal Amount                                                      Value

HEALTH CARE TECHNOLOGY -- 0.1%
        22,802  IMS Health Inc.                                          $ 564,350
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
         7,865  Choice Hotels International Inc.                           271,264
        94,051  McDonald's Corp.                                         5,603,558
        51,232  Yum! Brands, Inc.                                        2,084,118
                                                                      ------------
                                                                         7,958,940
                                                                      ------------
HOUSEHOLD DURABLES(1)
         5,756  Tupperware Brands Corp.                                    226,786
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.9%
        12,415  Colgate-Palmolive Co.                                      877,741
        64,588  Procter & Gamble Co. (The)                               4,330,625
                                                                      ------------
                                                                         5,208,366
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
       149,966  Reliant Energy, Inc.(2)                                  3,860,125
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 1.9%
       183,193  General Electric Co.                                     5,990,410
        28,570  McDermott International, Inc.(2)                         1,530,781
        79,030  Tyco International Ltd.                                  3,697,814
                                                                      ------------
                                                                        11,219,005
                                                                      ------------
INSURANCE -- 1.9%
        33,615  Ace, Ltd.                                                2,026,648
        38,746  Arch Capital Group Ltd.(2)                               2,737,404
        24,033  Aspen Insurance Holdings Ltd.                              624,618
        33,723  Axis Capital Holdings Ltd.                               1,143,547
        32,723  MetLife, Inc.                                            1,991,195
        18,393  Travelers Companies, Inc. (The)                            927,007
        68,504  Unum Group                                               1,589,978
                                                                      ------------
                                                                        11,040,397
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.2%
        11,168  Amazon.com, Inc.(2)                                        878,140
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 0.7%
        34,550  eBay Inc.(2)                                             1,081,070
         5,338  Google Inc. Cl A(2)                                      3,065,560
                                                                      ------------
                                                                         4,146,630
                                                                      ------------
IT SERVICES -- 3.3%
       113,698  Accenture Ltd. Cl A                                      4,269,360
         7,874  Computer Sciences Corp.(2)                                 343,228
        12,962  Hewitt Associates Inc. Cl A(2)                             531,442
        74,364  International Business Machines Corp.                    8,975,735
        19,820  Metavante Technologies Inc.(2)                             467,157
        10,074  Visa Inc. Cl A(2)                                          840,675
       169,486  Western Union Co. (The)                                  3,898,178
                                                                      ------------
                                                                        19,325,775
                                                                      ------------

------
10

Balanced

Shares/Principal Amount                                                      Value

LEISURE EQUIPMENT & PRODUCTS -- 0.1%
        11,216  Polaris Industries Inc.(3)                               $ 522,105
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.1%
         4,760  Invitrogen Corp.(2)                                        445,393
                                                                      ------------
MACHINERY -- 1.0%
        44,521  Caterpillar Inc.                                         3,645,379
        23,136  Deere & Co.                                              1,945,044
         3,805  Flowserve Corp.                                            472,162
                                                                      ------------
                                                                         6,062,585
                                                                      ------------
MEDIA -- 0.9%
        92,528  Comcast Corp. Cl A                                       1,901,450
         9,787  DIRECTV Group, Inc. (The)(2)                               241,152
        62,161  DISH Network Corp. Cl A(2)                               1,854,884
         6,277  Omnicom Group Inc.                                         299,664
        20,018  Viacom Inc. Cl B(2)                                        769,492
                                                                      ------------
                                                                         5,066,642
                                                                      ------------
METALS & MINING -- 0.6%
        29,674  Freeport-McMoRan Copper & Gold, Inc.                     3,375,417
         1,480  Southern Copper Corp.(3)                                   169,845
                                                                      ------------
                                                                         3,545,262
                                                                      ------------
MULTI-UTILITIES(1)
         1,233  Public Service Enterprise Group Inc.                        54,141
                                                                      ------------
MULTILINE RETAIL -- 0.2%
        34,008  Big Lots, Inc.(2)                                          919,236
                                                                      ------------
OFFICE ELECTRONICS -- 0.3%
       143,908  Xerox Corp.                                              2,010,395
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.7%
        53,203  Chevron Corp.                                            5,115,468
        91,935  ConocoPhillips                                           7,920,200
       195,904  Exxon Mobil Corp.                                       18,232,786
        37,532  Occidental Petroleum Corp.                               3,123,038
        28,135  Stone Energy Corp.(2)                                    1,714,547
        16,583  Sunoco, Inc.                                               769,617
        28,486  Valero Energy Corp.                                      1,391,541
        18,782  W&T Offshore Inc.                                          768,184
                                                                      ------------
                                                                        39,035,381
                                                                      ------------
PHARMACEUTICALS -- 3.0%
        77,529  Eli Lilly & Co.                                          3,732,246
        22,611  Forest Laboratories, Inc.(2)                               784,828
       126,611  Johnson & Johnson                                        8,494,332
        16,557  Merck & Co., Inc.                                          629,828
       126,475  Pfizer Inc.                                              2,543,412
        49,949  Schering-Plough Corp.                                      919,561
        11,007  Sepracor Inc.(2)                                           237,201
                                                                      ------------
                                                                        17,341,408
                                                                      ------------

Shares/Principal Amount                                                      Value

ROAD & RAIL -- 0.5%
         7,965  Burlington Northern Santa Fe Corp.                       $ 816,811
        11,758  CSX Corp.                                                  740,166
        10,452  Norfolk Southern Corp.                                     622,730
         6,952  Union Pacific Corp.                                      1,009,361
                                                                      ------------
                                                                         3,189,068
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
       125,759  Amkor Technology Inc.(2)                                 1,200,998
        59,376  Intel Corp.                                              1,321,710
        82,214  National Semiconductor Corp.                             1,676,343
        82,673  NVIDIA Corp.(2)                                          1,698,930
       128,607  Texas Instruments Inc.                                   3,750,181
                                                                      ------------
                                                                         9,648,162
                                                                      ------------
SOFTWARE -- 2.2%
        55,228  Adobe Systems Inc.(2)                                    2,059,452
       205,309  Microsoft Corp.                                          5,855,412
        76,030  Oracle Corp.(2)                                          1,585,226
       177,457  Symantec Corp.(2)                                        3,055,810
                                                                      ------------
                                                                        12,555,900
                                                                      ------------
SPECIALTY RETAIL -- 2.2%
        34,277  AutoZone, Inc.(2)                                        4,138,948
        35,591  Best Buy Co., Inc.                                       1,531,125
       132,281  Gap, Inc. (The)                                          2,463,072
        97,190  RadioShack Corp.                                         1,350,941
       106,276  TJX Companies, Inc. (The)                                3,424,213
                                                                      ------------
                                                                        12,908,299
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
        82,475  Countrywide Financial Corp.                                476,705
         7,199  Fannie Mae                                                 203,732
                                                                      ------------
                                                                           680,437
                                                                      ------------
TOBACCO -- 0.7%
        38,345  Altria Group Inc.                                          766,900
        38,345  Philip Morris International Inc.(2)                      1,956,745
        21,724  Universal Corp.                                          1,394,464
                                                                      ------------
                                                                         4,118,109
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $295,044,344)                                                    328,916,789
                                                                      ------------

U.S. Government Agency Mortgage-Backed Securities(4) -- 12.8%

      $ 98,917  FHLMC, 7.00%, 10/1/12(5)                                   103,829
     2,122,936  FHLMC, 4.50%, 1/1/19(5)                                  2,109,647
       129,475  FHLMC, 6.50%, 1/1/28                                       135,548
     1,085,900  FHLMC, 5.50%, 12/1/33(5)                                 1,096,788
       279,321  FHLMC, 6.50%, 7/1/47(5)                                    286,217

------
11

Balanced

Shares/Principal Amount                                                      Value

   $16,458,092  FNMA, 6.00%, settlement date 5/13/08(6)                $16,825,832
     5,390,000  FNMA, 6.50%, settlement date 5/13/08(6)                  5,577,809
        68,289  FNMA, 6.00%, 2/1/09                                         69,450
        14,373  FNMA, 6.50%, 5/1/11                                         14,940
       146,702  FNMA, 7.50%, 11/1/11                                       153,162
         1,083  FNMA, 6.50%, 10/1/12                                         1,126
         6,493  FNMA, 6.50%, 5/1/13                                          6,752
        11,866  FNMA, 6.50%, 5/1/13                                         12,341
        29,392  FNMA, 6.50%, 6/1/13                                         30,568
        14,273  FNMA, 6.50%, 6/1/13                                         14,844
         4,034  FNMA, 6.50%, 6/1/13                                          4,195
        30,550  FNMA, 6.50%, 6/1/13                                         31,772
         4,484  FNMA, 6.50%, 6/1/13                                          4,661
       102,597  FNMA, 6.00%, 1/1/14                                        106,107
       363,925  FNMA, 6.00%, 4/1/14(5)                                     376,374
       853,556  FNMA, 4.50%, 5/1/19(5)                                     848,104
     1,665,147  FNMA, 4.50%, 5/1/19(5)                                   1,654,512
     3,231,977  FNMA, 5.00%, 9/1/20(5)                                   3,257,290
        28,133  FNMA, 6.50%, 1/1/28                                         29,422
       129,787  FNMA, 7.00%, 1/1/28                                        138,293
       159,389  FNMA, 6.50%, 1/1/29(5)                                     166,594
       191,595  FNMA, 7.50%, 7/1/29(5)                                     206,879
        76,863  FNMA, 7.50%, 9/1/30                                         82,859
       132,317  FNMA, 6.50%, 9/1/31                                        138,090
        40,105  FNMA, 7.00%, 9/1/31                                         42,702
       250,145  FNMA, 6.50%, 1/1/32(5)                                     260,826
       475,100  FNMA, 7.00%, 6/1/32(5)                                     505,265
       237,876  FNMA, 6.50%, 8/1/32(5)                                     248,033
     1,524,915  FNMA, 5.50%, 6/1/33(5)                                   1,538,775
     1,993,748  FNMA, 5.50%, 7/1/33(5)                                   2,011,869
     1,625,285  FNMA, 5.50%, 8/1/33(5)                                   1,640,057
       982,866  FNMA, 5.50%, 9/1/33(5)                                     991,799
     5,004,967  FNMA, 5.00%, 11/1/33(5)                                  4,934,017
     7,115,243  FNMA, 5.50%, 1/1/34(5)                                   7,179,913
     4,834,369  FNMA, 4.50%, 9/1/35(5)                                   4,609,634
     5,536,378  FNMA, 5.00%, 2/1/36(5)                                   5,449,246
     2,481,029  FNMA, 5.50%, 4/1/36(5)                                   2,499,317
     3,568,881  FNMA, 6.50%, 8/1/37(5)                                   3,665,173
       135,905  FNMA, 6.50%, 6/1/47                                        139,303
       480,300  FNMA, 6.50%, 8/1/47(5)                                     492,308
       357,907  FNMA, 6.50%, 8/1/47(5)                                     366,855
       784,992  FNMA, 6.50%, 9/1/47(5)                                     804,617
       414,403  FNMA, 6.50%, 9/1/47(5)                                     424,763
        58,363  FNMA, 6.50%, 9/1/47                                         59,822
       563,608  FNMA, 6.50%, 9/1/47(5)                                     577,698
       446,038  FNMA, 6.50%, 9/1/47(5)                                     457,189

Shares/Principal Amount                                                      Value

     $ 212,042  GNMA, 7.00%, 4/20/26(5)                                  $ 227,399
       112,231  GNMA, 7.50%, 8/15/26                                       120,929
        34,795  GNMA, 7.00%, 2/15/28                                        37,307
        76,661  GNMA, 7.50%, 2/15/28                                        82,550
        57,964  GNMA, 7.00%, 12/15/28                                       62,150
        15,885  GNMA, 8.00%, 12/15/29                                       17,401
       248,330  GNMA, 7.00%, 5/15/31(5)                                    265,864
     1,534,434  GNMA, 5.50%, 11/15/32(5)                                 1,560,316
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $74,049,601)                                                      74,757,102
                                                                      ------------

Corporate Bonds -- 9.1%

AEROSPACE & DEFENSE -- 0.3%
       262,000  Honeywell International Inc., 5.30%, 3/15/17(5)            267,272
       230,000  Honeywell International Inc., 5.30%, 3/1/18(5)             234,838
       378,000  Lockheed Martin Corp., 6.15%, 9/1/36(5)                    387,990
       530,000  United Technologies Corp., 4.375%, 5/1/10(5)               536,540
       454,000  United Technologies Corp., 6.05%, 6/1/36(5)                471,868
                                                                      ------------
                                                                         1,898,508
                                                                      ------------
AUTOMOBILES -- 0.1%
       260,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11(5)                                                 266,104
       330,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13(5)                                                345,302
                                                                      ------------
                                                                           611,406
                                                                      ------------
BEVERAGES -- 0.4%
       580,000  Coca-Cola Co. (The), 5.35%, 11/15/17(5)                    603,028
       460,000  Diageo Capital plc, 5.75%, 10/23/17(5)                     470,287
       280,000  PepsiCo, Inc., 4.65%, 2/15/13(5)                           286,271
       421,000  SABMiller plc, 4.25%, 8/15/08 (Acquired 1/6/04,
                Cost $427,829)(5)(7)                                       422,047
       670,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $669,524)(5)(7)                                       691,858
                                                                      ------------
                                                                         2,473,491
                                                                      ------------
CAPITAL MARKETS -- 0.3%
       331,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(5)                323,703
       609,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(5)                595,671
       560,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18                 565,985
                                                                      ------------
                                                                         1,485,359
                                                                      ------------

------
12

Balanced

Shares/Principal Amount                                                      Value

CHEMICALS -- 0.1%
     $ 340,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13(5)       $ 334,884
       240,000  Rohm and Haas Co., 5.60%, 3/15/13(5)                       244,008
                                                                      ------------
                                                                           578,892
                                                                      ------------
COMMERCIAL BANKS -- 0.6%
       320,000  Fifth Third Bancorp, 6.25%, 5/1/13                         323,331
       450,000  PNC Bank N.A., 4.875%, 9/21/17(5)                          408,077
       290,000  PNC Bank N.A., 6.00%, 12/7/17(5)                           284,380
       328,000  PNC Funding Corp., 5.125%, 12/14/10(5)                     328,272
       110,000  SunTrust Bank, 7.25%, 3/15/18                              116,138
       373,000  Wachovia Bank N.A., 4.80%, 11/1/14(5)                      359,777
       583,000  Wachovia Bank N.A., 4.875%, 2/1/15(5)                      562,305
       516,000  Wells Fargo & Co., 4.625%, 8/9/10(5)                       524,105
       350,000  Wells Fargo & Co., 4.375%, 1/31/13(5)                      346,747
                                                                      ------------
                                                                         3,253,132
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES(1)
       230,000  Pitney Bowes, Inc., 5.75%, 9/15/17(5)                      232,552
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.1%
       560,000  Hewlett-Packard Co., 4.50%, 3/1/13(5)                      565,410
                                                                      ------------
CONSUMER FINANCE -- 0.1%
       250,000  American Express Centurion Bank, 4.375%,
                7/30/09(5)                                                 250,187
       300,000  American Express Centurion Bank, 5.55%,
                10/17/12(5)                                                300,753
                                                                      ------------
                                                                           550,940
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
       820,000  Bank of America Corp., 4.375%, 12/1/10(5)                  826,392
       550,000  Bank of America Corp., 4.90%, 5/1/13(5)                    551,804
       550,000  Bank of America Corp., 5.65%, 5/1/18(5)                    551,447
       420,000  Bank of America N.A., 5.30%, 3/15/17(5)                    415,521
       360,000  Bank of America N.A., 6.00%, 10/15/36(5)                   357,313
       330,000  Citigroup Inc., 5.50%, 4/11/13(5)                          332,508
       402,000  Citigroup Inc., 5.00%, 9/15/14(5)                          383,849

Shares/Principal Amount                                                      Value

     $ 220,000  General Electric Capital Corp., 4.80%, 5/1/13            $ 221,200
       340,000  General Electric Capital Corp., 6.125%, 2/22/11(5)         356,827
       450,000  General Electric Capital Corp., 5.625%, 9/15/17(5)         459,648
       220,000  John Deere Capital Corp., 4.50%, 4/3/13(5)                 219,891
       532,000  John Deere Capital Corp., 5.50%, 4/13/17(5)                539,396
       320,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18
                (Acquired 4/29/08, Cost $319,411)(7)                       325,856
       450,000  Pricoa Global Funding I, 5.40%, 10/18/12
                (Acquired 10/11/07, Cost $449,105)(5)(7)                   456,025
                                                                      ------------
                                                                         5,997,677
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
       517,000  AT&T Corp., 7.30%, 11/15/11(5)                             556,620
       350,000  AT&T Inc., 6.80%, 5/15/36(5)                               369,542
        70,000  BellSouth Corp., 6.875%, 10/15/31                           72,703
       350,000  British Telecommunications plc, 5.95%, 1/15/18(5)          351,652
       219,000  Embarq Corp., 7.08%, 6/1/16(5)                             217,765
       120,000  Qwest Corp., 7.875%, 9/1/11(5)                             123,600
       200,000  Qwest Corp., 7.50%, 10/1/14(5)                             202,000
       490,000  Telecom Italia Capital SA, 4.00%, 1/15/10(5)               481,692
       280,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(5)                307,297
       304,000  Verizon Communications Inc., 5.55%, 2/15/16(5)             307,337
       230,000  Verizon Communications Inc., 5.50%, 2/15/18(5)             231,292
       220,000  Verizon Communications Inc., 6.10%, 4/15/18(5)             231,307
       216,000  Verizon Communications Inc., 6.25%, 4/1/37(5)              217,428
       350,000  Verizon Communications Inc., 6.40%, 2/15/38(5)             357,971
                                                                      ------------
                                                                         4,028,206
                                                                      ------------
ELECTRIC UTILITIES -- 0.3%
       420,000  Carolina Power & Light Co., 5.15%, 4/1/15(5)               424,256
       401,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                4/1/17(5)                                                  385,450
       266,000  Florida Power Corp., 4.50%, 6/1/10(5)                      270,185
       230,000  Florida Power Corp., 6.35%, 9/15/37(5)                     243,672
       345,000  Southern California Edison Co., 5.625%, 2/1/36(5)          334,376

------
13

Balanced

Shares/Principal Amount                                                      Value

     $ 190,000  Toledo Edison Co. (The), 6.15%, 5/15/37                   $170,269
                                                                      ------------
                                                                         1,828,208
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.1%
       320,000  Rockwell Automation, Inc., 6.25%, 12/1/37(5)               319,767
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.4%
       330,000  CVS Caremark Corp., 5.75%, 6/1/17(5)                       335,226
       460,000  SYSCO Corp., 4.20%, 2/12/13(5)                             456,933
       449,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(5)                   454,620
       220,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(5)                   221,234
       468,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(5)                   471,743
       330,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(5)                   351,876
       220,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(5)                   224,991
                                                                      ------------
                                                                         2,516,623
                                                                      ------------
FOOD PRODUCTS -- 0.4%
       690,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 6/14/05-10/17/06, Cost
                $676,184)(5)(7)                                            688,576
       350,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
                Cost $349,710)(5)(7)                                       349,899
       170,000  General Mills, Inc., 5.65%, 9/10/12                        175,228
       220,000  Kellogg Co., 6.60%, 4/1/11(5)                              233,339
       320,000  Kellogg Co., 5.125%, 12/3/12(5)                            326,786
       330,000  Kraft Foods Inc., 6.00%, 2/11/13(5)                        340,918
                                                                      ------------
                                                                         2,114,746
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
       710,000  Baxter Finco BV, 4.75%, 10/15/10(5)                        722,549
       500,000  Baxter International Inc., 5.90%, 9/1/16(5)                524,219
       230,000  Baxter International Inc., 6.25%, 12/1/37(5)               236,126
                                                                      ------------
                                                                         1,482,894
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
       560,000  McDonald's Corp., 5.35%, 3/1/18(5)                         569,583
       230,000  McDonald's Corp., 6.30%, 10/15/37(5)                       236,405
       540,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(5)            514,350

Shares/Principal Amount                                                      Value

     $ 230,000  Yum! Brands, Inc., 6.875%, 11/15/37(5)                    $226,281
                                                                      ------------
                                                                         1,546,619
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.1%
       230,000  Kimberly-Clark Corp., 6.125%, 8/1/17(5)                    246,738
       320,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(5)               318,832
                                                                      ------------
                                                                           565,570
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     1,208,000  General Electric Co., 5.00%, 2/1/13(5)                   1,234,108
       230,000  General Electric Co., 5.25%, 12/6/17(5)                    229,491
                                                                      ------------
                                                                         1,463,599
                                                                      ------------
INSURANCE -- 0.5%
       560,000  Allstate Financial Global Funding, 4.25%, 9/10/08
                (Acquired 9/3/03,Cost $558,902)(5)(7)                      561,411
       423,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17(5)                                         413,658
       230,000  Hartford Financial Services Group Inc. (The),
                6.30%, 3/15/18(5)                                          238,609
       460,000  Lincoln National Corp., 6.30%, 10/9/37(5)                  439,576
       750,000  MetLife Global Funding I, 5.125%, 4/10/13
                (Acquired 4/7/08-4/8/08, Cost $750,669)(5)(7)              751,086
       320,000  Prudential Financial, Inc., 6.00%, 12/1/17(5)              323,457
       270,000  Prudential Financial, Inc., 5.40%, 6/13/35(5)              228,290
       230,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37(5)         226,196
                                                                      ------------
                                                                         3,182,283
                                                                      ------------
MACHINERY -- 0.1%
       230,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
                Cost $229,897)(5)(7)                                       231,224
       230,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(5)                                                 233,285
                                                                      ------------
                                                                           464,509
                                                                      ------------
MEDIA -- 0.4%
       489,000  Comcast Corp., 5.90%, 3/15/16(5)                           495,891
       271,000  News America Holdings, 7.75%, 1/20/24(5)                   291,549
       680,000  Rogers Cable Inc., 6.25%, 6/15/13(5)                       692,805

------
14

Balanced

Shares/Principal Amount                                                      Value

     $ 650,000  Time Warner Cable Inc., 5.40%, 7/2/12(5)                 $ 654,589
       195,000  Time Warner Inc., 5.50%, 11/15/11(5)                       193,416
        70,000  Time Warner Inc., 7.625%, 4/15/31                           75,376
                                                                      ------------
                                                                         2,403,626
                                                                      ------------
METALS & MINING(1)
       197,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $196,513)(5)(7)                    189,394
                                                                      ------------
MULTI-UTILITIES -- 0.4%
       230,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17(5)                                                 232,154
       330,000  CenterPoint Energy Resources Corp., 6.25%,
                2/1/37(5)                                                  306,390
       454,000  Consolidated Edison Co. of New York, Inc., Series
                2006 C, 5.50%, 9/15/16(5)                                  456,261
       258,000  Dominion Resources Inc., 4.75%, 12/15/10(5)                261,126
       460,000  NSTAR Electric Co., 5.625%, 11/15/17(5)                    473,699
       270,000  Pacific Gas and Electric Co., 6.05%, 3/1/34(5)             269,622
       163,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                157,242
       220,000  Pacific Gas and Electric Co., 6.35%, 2/15/38(5)            228,723
                                                                      ------------
                                                                         2,385,217
                                                                      ------------
MULTILINE RETAIL -- 0.2%
       175,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            163,252
       240,000  Kohl's Corp., 6.875%, 12/15/37(5)                          220,746
       600,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(5)           567,930
                                                                      ------------
                                                                           951,928
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
       260,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(5)         261,379
       230,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(5)          241,053
       450,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
                (Acquired 3/31/08, Cost $447,597)(5)(7)                    456,753
       785,000  Enterprise Products Operating L.P., 4.95%,
                6/1/10(5)                                                  788,701
       260,000  Enterprise Products Operating L.P., 6.30%,
                9/15/17(5)                                                 265,594
       340,000  Nexen Inc., 6.40%, 5/15/37(5)                              333,836
       613,000  Premcor Refining Group Inc. (The), 6.125%,
                5/1/11(5)                                                  633,375

Shares/Principal Amount                                                      Value

     $ 270,000  Tesoro Corp., 6.25%, 11/1/12(3)(5)                       $ 259,200
       200,000  Tesoro Corp., 6.50%, 6/1/17(5)                             184,500
       120,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                115,755
       342,000  XTO Energy Inc., 5.30%, 6/30/15(5)                         343,268
       272,000  XTO Energy Inc., 6.10%, 4/1/36(5)                          265,049
       110,000  XTO Energy Inc., 6.375%, 6/15/38(5)                        111,487
                                                                      ------------
                                                                         4,259,950
                                                                      ------------
PHARMACEUTICALS -- 0.5%
       450,000  Abbott Laboratories, 5.875%, 5/15/16(5)                    475,309
       230,000  Abbott Laboratories, 6.15%, 11/30/37(5)                    240,134
     1,020,000  AstraZeneca plc, 5.40%, 9/15/12(5)                       1,058,092
       360,000  AstraZeneca plc, 5.90%, 9/15/17(5)                         382,191
       532,000  Wyeth, 5.95%, 4/1/37(5)                                    529,419
                                                                      ------------
                                                                         2,685,145
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
       490,000  ProLogis, 5.625%, 11/15/16(5)                              457,080
                                                                      ------------
ROAD & RAIL -- 0.1%
       340,000  Union Pacific Corp., 5.75%, 11/15/17(5)                    345,098
                                                                      ------------
SOFTWARE -- 0.3%
       254,000  Intuit Inc., 5.75%, 3/15/17(5)                             246,695
       545,000  Oracle Corp., 5.00%, 1/15/11(5)                            557,923
     1,110,000  Oracle Corp., 5.75%, 4/15/18(5)                          1,133,102
                                                                      ------------
                                                                         1,937,720
                                                                      ------------
SPECIALTY RETAIL(1)
       230,000  Lowe's Companies, Inc., 5.60%, 9/15/12(5)                  237,628
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
       313,000  Vodafone Group plc, 5.625%, 2/27/17(5)                     315,154
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $53,005,808)                                                      53,328,331
                                                                      ------------

U.S. Treasury Securities -- 9.1%

     1,640,000  U.S. Treasury Bonds, 8.125%, 8/15/19(5)                  2,234,244
     1,165,000  U.S. Treasury Bonds, 8.125%, 8/15/21(3)(5)               1,616,984
     4,000,000  U.S. Treasury Bonds, 7.125%, 2/15/23(3)(5)               5,195,940
       310,000  U.S. Treasury Bonds, 6.25%, 5/15/30(3)(5)                  386,289

------
15

Balanced

Shares/Principal Amount                                                      Value

     $ 929,000  U.S. Treasury Bonds, 4.75%, 2/15/37(3)(5)                $ 969,571
     8,134,633  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27(5)                                               8,580,134
     2,642,971  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(5)                                               2,900,663
     5,842,407  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(5)                                               6,169,675
     1,010,390  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(5)                                               1,025,073
     5,500,000  U.S. Treasury Notes, 4.625%, 10/31/11(3)(5)              5,866,526
     7,000,000  U.S. Treasury Notes, 4.125%, 8/31/12(3)(5)               7,337,974
     9,750,000  U.S. Treasury Notes, 3.125%, 4/30/13(3)(5)               9,794,948
     1,005,000  U.S. Treasury Notes, 3.50%, 2/15/18(3)(5)                  984,901
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $51,801,091)                                                      53,062,922
                                                                      ------------

Collateralized Mortgage Obligations(4) -- 8.9%

     2,287,999  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(5)                     2,152,763
    11,431,226  Banc of America Commercial Mortgage Inc. STRIPS -
                COUPON, Series 2004-1, Class XP, VRN, 0.64%,
                5/1/08                                                     173,652
     2,169,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)                 2,136,007
       900,000  Banc of America Commercial Mortgage Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 12/10/16(5)                   866,788
     2,330,000  Banc of America Commercial Mortgage Inc., Series
                2007-4, Class A3 SEQ, 5.81%, 8/10/14(5)                  2,270,415
    16,394,428  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                0.75%, 5/1/08                                              379,679
     1,344,952  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 2.83%,
                5/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps (Acquired 6/5/06, Cost
                $1,344,952)(5)(7)                                        1,281,918
     2,900,000  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                12/1/38(5)                                               2,800,617

Shares/Principal Amount                                                      Value

      $ 75,055  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.82%, 5/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 3/18/05, Cost $75,055)(7)           $72,885
     4,713,344  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%,
                10/25/37(5)                                              4,554,222
       500,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, VRN, 7.57%,
                5/11/08(5)                                                 528,760
       800,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34(5)                                                 830,711
     1,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                4/15/37(5)                                               1,038,442
     5,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKP1, Class B, 6.57%,
                12/15/35(5)                                              5,231,430
     1,434,064  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, 4.41%,
                12/25/33(5)                                              1,436,840
     1,200,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 2.90%, 5/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps (Acquired 7/24/07, Cost
                $1,200,000)(5)(7)                                        1,146,529
       260,942  FHLMC, Series 77, Class H, 8.50%, 9/15/20(5)               282,521
       368,497  FHLMC, Series 2541, Class EA, 5.00%, 3/1/16(5)             372,553
     1,573,484  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)          1,593,892
     1,200,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                1/15/25(5)                                               1,185,018
       743,577  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(5)           748,028
     2,617,178  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(5)                                               2,663,640
     1,660,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42(5)         1,649,090

------
16

Balanced

Shares/Principal Amount                                                      Value

     $ 309,978  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.83%, 5/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps (Acquired 12/14/06, Cost
                $309,977)(5)(7)                                          $ 290,413
       293,563  GS Mortgage Securities Corp. II, Series 2007 EOP,
                Class A1 VRN, 2.83%, 5/6/08, resets monthly off
                the 1-month LIBOR plus 0.09% with no caps(5)               271,846
     1,382,796  J.P. Morgan Mortgage Trust, Series 2005 A8, Class
                6A2, 5.13%, 11/25/35(5)                                  1,360,543
     3,200,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
                Class A3 SEQ, 3.85%, 5/15/27(5)                          3,095,834
       900,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
                Class A2 SEQ, 3.62%, 1/15/29(5)                            891,653
     1,000,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
                Class A2, 4.57%, 6/15/29(5)                              1,000,183
     1,309,211  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30(5)                          1,310,206
     3,000,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/30/30(5)                          2,954,076
       400,000  LB-UBS Commercial Mortgage Trust, Series 2006 C1,
                Class A4 SEQ, 5.16%, 2/15/31(5)                            389,011
       256,287  Lehman Brothers Floating Rate Commercial Mortgage
                Trust, Series 2006 LLFA, Class A1, VRN, 2.80%,
                5/15/08, resets monthly off the 1-month LIBOR
                plus 0.08% with no caps (Acquired 8/7/06, Cost
                $256,287)(5)(7)                                            241,520
        98,865  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  96,746
       816,208  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 2.79%, 5/15/08, resets monthly off
                the 1-month LIBOR plus 0.07% with no caps
                (Acquired 10/31/06, Cost $816,208)(5)(7)                   765,530
       835,569  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 3.02%, 5/27/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps(5)                                                    782,119

Shares/Principal Amount                                                      Value

     $ 875,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, 4.59%,
                4/25/35(5)                                                $874,822
     2,408,129  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(5)         2,361,103
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $52,678,166)                                                      52,082,005
                                                                      ------------

Municipal Securities -- 2.0%

     3,700,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded at
                100% of Par (MBIA)(5)(8)                                 4,080,915
     3,600,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded at
                100% of Par (FSA)(5)(8)                                  3,993,084
       800,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(5)           780,608
     2,700,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
                Prerefunded at 100% of Par(5)(8)                         2,986,038
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $11,610,191)                                                      11,840,645
                                                                      ------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) -- 1.7%

     1,896,463  FHLMC, 6.80%, 8/1/36(5)                                  1,939,387
     2,477,766  FHLMC, 6.00%, 11/1/36(5)                                 2,538,379
     1,563,085  FNMA, 6.50%, 5/1/36(5)                                   1,607,434
     1,063,735  FNMA, 6.42%, 9/1/36(5)                                   1,094,047
     1,170,548  FNMA, 6.45%, 9/1/36(5)                                   1,210,789
     1,349,228  FNMA, 5.97%, 6/1/37(5)                                   1,379,259
                                                                      ------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $9,719,213)                                                        9,769,295
                                                                      ------------

Asset-Backed Securities(4) -- 0.5%

       361,000  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 2.94%, 5/27/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps(5)               355,983
     1,000,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11(5)                                  1,001,007

------
17

Balanced

Shares/Principal Amount                                                      Value

     $ 460,598  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 2.94%, 5/27/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(5)         $ 457,031
       373,373  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 2.91%, 7/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps(5)                  370,903
       194,657  SLM Student Loan Trust, Series 2006-10, Class A2,
                VRN, 2.93%, 7/25/08, resets quarterly off the
                3-month LIBOR plus 0.01% with no caps(5)                   193,793
       249,918  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 2.94%, 5/27/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps(5)               249,071
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,639,464)                                                        2,627,788
                                                                      ------------

U.S. Government Agency Securities -- 0.2%

     1,200,000  FHLMC, 2.875%, 4/30/10(3)(5)
(Cost $1,211,348)                                                        1,202,450
                                                                      ------------

Sovereign Governments & Agencies -- 0.1%

       145,000  Hydro Quebec, 8.40%, 1/15/22                               195,180
       575,000  Province of Quebec, 5.00%, 7/17/09(5)                      588,410
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $749,765)                                                            783,590
                                                                      ------------

Temporary Cash Investments -- 3.0%

    10,000,000  FHLB Discount Notes, 1.75%, 5/1/08(5)(9)                10,000,000

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 7.25%,
8/15/22, valued at $7,650,901), in a joint trading account at
1.87%, dated 4/30/08, due 5/1/08 (Delivery value $7,500,390)(5)          7,500,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $17,500,000)                                                      17,500,000
                                                                      ------------

                                                                             Value

Temporary Cash Investments - Securities Lending Collateral(10) -- 7.2%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.98%, dated 4/30/08, due 5/1/08 (Delivery
value $8,166,393)                                                      $ 8,165,944

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.99%, dated 4/30/08, due
5/1/08 (Delivery value $8,500,470)                                       8,500,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated 4/30/08, due
5/1/08 (Delivery value $8,500,465)                                       8,500,000

Repurchase Agreement, Lehman Brothers Inc. /Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent),
2.39%, dated 4/30/08, due 5/1/08 (Delivery value $8,500,564)             8,500,000

Repurchase Agreement, Morgan Stanley & Co. Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.97%, dated 4/30/08, due 5/1/08 (Delivery
value $8,500,465)                                                        8,500,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $42,165,944)                                                      42,165,944
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 111.1%
(Cost $612,174,935)                                                    648,036,861
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (11.1)%                               (64,954,653)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $583,082,208
                                                                      ============

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18

Balanced

Futures Contracts
                             Expiration    Underlying Face Amount     Unrealized
   Contracts Purchased          Date              at Value           Gain (Loss)

653     U.S. Treasury
        2-Year Notes         June 2008          $138,884,938          $ (7,593)

141     U.S. Treasury
        5-Year Notes         June 2008           15,789,797           (157,066)
                                                ------------         ------------
                                                $154,674,735          $(164,659)
                                                ============         ============

                                           Underlying Face Amount     Unrealized
     Contracts Sold       Expiration Date         at Value           Gain (Loss)

56      U.S. Long Bond       June 2008           $ 6,545,875           $ 42,763

355     U.S. Treasury
        10-Year Notes        June 2008           41,113,437             65,352
                                                ------------         ------------
                                                 $47,659,312           $108,115
                                                ============         ============

Swap Agreements
Notional                                                              Unrealized
Amount         Description of Agreement            Expiration Date   Gain (Loss)

CREDIT DEFAULT

$9,700,000     Pay quarterly a fixed rate equal       June 2012        $273,637
               to 0.35% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of one of the
               issues of Dow Jones CDX N.A.
               Investment Grade 8, par value of
               the proportional notional amount.
 1,130,000     Pay quarterly a fixed rate equal     December 2012      (4,305)
               to 0.40% multiplied by the
               notional amount and receive from
               Bank of America N.A. upon each
               default event of FHLMC, par value
               of the proportional notional
               amount of FHLMC, VRN, 5.08%,
               2/7/11.
 1,295,000     Pay quarterly a fixed rate equal    September 2012       30,422
               to 0.63% multiplied by the
               notional amount and receive from
               Deutsche Bank AG upon each
               default event of Morgan Stanley,
               par value of the proportional
               notional amount of Morgan
               Stanley, 6.60%, 4/1/12.
 1,100,000     Pay quarterly a fixed rate equal     December 2012       13,284
               to 0.72% multiplied by the
               notional amount and receive from
               Deutsche Bank AG upon each
               default event of Barclays Bank
               plc, par value of the
               proportional notional amount of
               Barclays Bank plc, VRN, 4.57%,
               10/27/08.
 580,000       Pay quarterly a fixed rate equal     December 2012       5,968
               to 0.73% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of American
               International Group, Inc., par
               value of the proportional
               notional amount of American
               International Group, Inc., 4.25%,
               5/15/13.
 580,000       Pay quarterly a fixed rate equal     December 2012        453
               to 2.45% multiplied by the
               notional amount and receive from
               Bank of America N.A. upon each
               default event of Toll Brothers,
               Inc., par value of the
               proportional notional amount of
               Toll Brothers Finance Corp.,
               6.875%, 11/15/12.
 580,000       Pay quarterly a fixed rate equal     December 2012      (8,904)
               to 2.85% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of Toll Brothers,
               Inc., par value of the
               proportional notional amount of
               Toll Brothers Finance Corp.,
               6.875%, 11/15/12.
 240,000       Pay quarterly a fixed rate equal      March 2013        (1,915)
               to 0.70% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of Rohm & Haas
               Company, par value of the
               proportional notional amount of
               Rohm & Haas Company, 7.85%,
               7/15/29.
 2,650,000     Pay quarterly a fixed rate equal      March 2017         37,082
               to 0.12% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of Pfizer Inc., par
               value of the proportional
               notional amount of Pfizer Inc.,
               4.65%, 3/1/18.
 1,290,000     Pay quarterly a fixed rate equal    September 2017       38,508
               to 0.64% multiplied by the
               notional amount and receive from
               Deutsche Bank AG upon each
               default event of JPMorgan Chase &
               Co., par value of the
               proportional notional amount of
               JPMorgan Chase & Co., 6.75%,
               2/1/11.
                                                                     ------------
                                                                       $384,230
                                                                     ============

------
19

Balanced

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective April 30, 2008.

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of April 30, 2008.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2008, was $8,922,924, which represented 1.5% of total net assets.

(8) Escrowed to maturity in U.S. government securities or state and local government securities.

(9) The rate indicated is the yield to maturity at purchase.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
20

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $570,008,991) --
including $42,924,236 of securities on loan                           $605,870,917

Investments made with cash collateral received for securities on
loan, at value (cost of $42,165,944)                                    42,165,944
                                                                     -------------
Total investment securities, at value (cost of $612,174,935)           648,036,861

Cash                                                                        73,287

Cash collateral received for securities on loan                              1,894

Receivable for investments sold                                         10,918,230

Receivable for variation margin on futures contracts                       110,028

Unrealized appreciation on swap agreements                                 399,354

Dividends and interest receivable                                        2,052,271
                                                                     -------------
                                                                       661,591,925
                                                                     -------------

LIABILITIES

Payable for collateral received for securities on loan                  42,167,838

Payable for investments purchased                                       35,899,450

Unrealized depreciation on swap agreements                                  15,124

Accrued management fees                                                    427,305
                                                                     -------------
                                                                        78,509,717
                                                                     -------------

NET ASSETS                                                            $583,082,208
                                                                     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $546,491,986

Undistributed net investment income                                      1,330,944

Accumulated net realized loss on investment transactions                 (938,445)

Net unrealized appreciation on investments                              36,197,723
                                                                     -------------
                                                                      $583,082,208
                                                                     =============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $574,913,147

Shares outstanding                                                      36,985,830

Net asset value per share                                                   $15.54

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                              $8,169,061

Shares outstanding                                                         525,458

Net asset value per share                                                   $15.55

See Notes to Financial Statements.

------
21

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 6,377,256

Dividends (net of foreign taxes withheld of $14,612)                     3,112,031

Securities lending, net                                                    144,118
                                                                     -------------
                                                                         9,633,405
                                                                     -------------

EXPENSES:

Management fees                                                          2,671,496

Distribution and service fees -- Advisor Class                               2,761

Directors' fees and expenses                                                 6,861

Other expenses                                                                 651
                                                                     -------------
                                                                         2,681,769
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             6,951,636
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                (2,929,988)

Futures and swaps transactions                                           2,636,530
                                                                     -------------
                                                                         (293,458)
                                                                     -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (30,492,955)

Futures and swaps                                                          360,113
                                                                     -------------
                                                                      (30,132,842)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (30,426,300)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(23,474,664)
                                                                     =============

See Notes to Financial Statements.

------
22

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                          $ 6,951,636     $ 13,585,777

Net realized gain (loss)                                (293,458)       41,026,936

Change in net unrealized
appreciation (depreciation)                          (30,132,842)        1,286,437
                                                    -------------    -------------
Net increase (decrease) in net assets
resulting from operations                            (23,474,664)       55,899,150
                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                       (6,934,467)     (13,376,037)

 Institutional Class                                     (51,881)         (31,846)

 Advisor Class                                                 --        (278,770)

From net realized gains:

 Investor Class                                      (40,498,231)     (24,593,629)

 Institutional Class                                     (82,676)         (48,992)

 Advisor Class                                                 --        (617,315)
                                                    -------------    -------------
Decrease in net assets from distributions            (47,567,255)     (38,946,589)
                                                    -------------    -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                         3,365,070     (20,109,153)
                                                    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS                (67,676,849)      (3,156,592)

NET ASSETS

Beginning of period                                   650,759,057      653,915,649
                                                    -------------    -------------
End of period                                        $583,082,208     $650,759,057
                                                    =============    =============

Undistributed net investment income                    $1,330,944       $1,445,049
                                                    =============    =============

See Notes to Financial Statements.

------
23

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60%
of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. Prior to December 3, 2007, the fund was authorized to issue the Advisor Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

------
24

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

------
25

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to 0.90% for the
Investor Class and Advisor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for the six months ended April 30, 2008 was 0.90% and 0.70%, for the Investor Class and
Institutional Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended
April 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2008, totaled $420,509,857, of which $188,243,800 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April
30, 2008, totaled $461,387,380, of which $228,461,292 represented U.S.
Treasury and Agency obligations.

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26

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                   Six months ended                     Year ended
                                     April 30, 2008               October 31, 2007
                             Shares          Amount         Shares          Amount
INVESTOR CLASS/
SHARES AUTHORIZED       250,000,000                    200,000,000
                        ===========                    ===========
Sold                      1,534,630    $ 24,119,468      3,006,468    $ 51,143,165

Issued in connection
with
reclassification
(Note 9)                    732,507      12,525,159             --              --

Issued in
reinvestment of
distributions             2,927,632      46,311,449      2,197,817      36,858,846

Redeemed                (4,629,943)    (73,649,597)    (6,167,002)   (105,041,020)
                        -----------   -------------    -----------   -------------
                            564,826       9,306,479      (962,717)    (17,039,009)
                        -----------   -------------    -----------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               15,000,000                     15,000,000

Sold                        498,420       7,695,663         26,034         443,053

Issued in
reinvestment of
distributions                 8,600         134,557          4,818          80,838

Redeemed                   (58,144)       (901,336)       (26,339)       (453,631)
                        -----------   -------------    -----------   -------------
                            448,876       6,928,884          4,513          70,260
                        -----------   -------------    -----------   -------------
ADVISOR CLASS/
SHARES AUTHORIZED               N/A                     50,000,000
                        ===========                    ===========
Sold                          5,330          90,447        203,936       3,468,589

Issued in
reinvestment of
distributions                    --              --         46,532         776,513

Redeemed in
connection with
reclassification
(Note 9)                  (732,507)    (12,525,159)             --              --

Redeemed                   (25,768)       (435,581)      (430,742)     (7,385,506)
                        -----------   -------------    -----------   -------------
                          (752,945)    (12,870,293)      (180,274)     (3,140,404)
                        -----------   -------------    -----------   -------------
Net increase
(decrease)                  260,757     $ 3,365,070    (1,138,478)   $(20,109,153)
                        ===========   =============    ===========   =============

5. SECURITIES LENDING

As of April 30, 2008, securities in the fund valued at $42,924,236 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $43,833,697. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

------
27

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                       $614,651,132
                                                                     =============

Gross tax appreciation of investments                                 $ 47,877,482

Gross tax depreciation of investments                                 (14,491,753)
                                                                     -------------

Net tax appreciation (depreciation) of investments                    $ 33,385,729
                                                                     =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March
7, 2007. The reclassification was effective on December 3, 2007.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
28

FINANCIAL HIGHLIGHTS
Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)       2007      2006       2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $17.47     $17.03    $16.52     $15.73    $14.77    $12.98
                          -------    -------   -------    -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.18       0.35      0.35       0.31      0.26      0.27

 Net Realized
 and Unrealized
 Gain (Loss)               (0.81)       1.11      1.40       0.77      0.98      1.77
                          -------    -------   -------    -------   -------   -------
 Total From
 Investment
 Operations                (0.63)       1.46      1.75       1.08      1.24      2.04
                          -------    -------   -------    -------   -------   -------
Distributions

 From Net
 Investment Income         (0.18)     (0.36)    (0.35)     (0.29)    (0.28)    (0.25)

 From Net
 Realized Gains            (1.12)     (0.66)    (0.89)         --        --        --
                          -------    -------   -------    -------   -------   -------
 Total
 Distributions             (1.30)     (1.02)    (1.24)     (0.29)    (0.28)    (0.25)
                          -------    -------   -------    -------   -------   -------
Net Asset Value,
End of Period              $15.54     $17.47    $17.03     $16.52    $15.73    $14.77
                          =======    =======   =======    =======   =======   =======

TOTAL RETURN(3)           (3.64)%      8.92%    11.04%      6.89%     8.46%    15.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets       0.90%(4)      0.90%     0.90%      0.90%     0.90%     0.90%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   2.34%(4)      2.08%     2.13%      1.89%     1.65%     1.96%

Portfolio
Turnover Rate                 72%       161%      197%       206%      204%      133%

Net Assets,
End of Period
(in millions)                $575       $636      $637       $615      $595      $583

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
29

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)       2007      2006       2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $17.47     $17.04    $16.53     $15.73    $14.78    $12.99
                          -------    -------   -------    -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.19       0.39      0.38       0.33      0.28      0.41

 Net Realized
 and Unrealized
 Gain (Loss)               (0.79)       1.09      1.40       0.80      0.98      1.66
                          -------    -------   -------    -------   -------   -------
 Total From
 Investment
 Operations                (0.60)       1.48      1.78       1.13      1.26      2.07
                          -------    -------   -------    -------   -------   -------
Distributions

 From Net
 Investment Income         (0.20)     (0.39)    (0.38)     (0.33)    (0.31)    (0.28)

 From Net
 Realized Gains            (1.12)     (0.66)    (0.89)         --        --        --
                          -------    -------   -------    -------   -------   -------
 Total
 Distributions             (1.32)     (1.05)    (1.27)     (0.33)    (0.31)    (0.28)
                          -------    -------   -------    -------   -------   -------
Net Asset Value,
End of Period              $15.55     $17.47    $17.04     $16.53    $15.73    $14.78
                          =======    =======   =======    =======   =======   =======

TOTAL RETURN(3)           (3.48)%      9.07%    11.26%      7.17%     8.61%    16.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets       0.70%(4)      0.70%     0.70%      0.70%     0.70%     0.70%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   2.54%(4)      2.28%     2.33%      2.09%     1.85%     2.16%

Portfolio
Turnover Rate                 72%       161%      197%       206%      204%      133%

Net Assets,
End of Period
(in thousands)             $8,169     $1,338    $1,228     $1,237      $225      $155

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The blended index's remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .       1-800-345-2021 or
                                                             816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60497S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

VEEDOT® FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Veedot Fund for the six months ended April 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     21
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     22

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns--in a deal arranged by the Fed--put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle--and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*
RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%
RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

* Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Veedot

Total Returns as of April 30, 2008
                                                Average Annual Returns
                                                              Since     Inception
                         6 months(1)   1 year    5 years    Inception      Date

INVESTOR CLASS             -15.78%     10.34%    15.54%       5.41%      11/30/99

RUSSELL 3000 INDEX(2)       -9.82%     -5.16%    11.40%       2.50%         --

Institutional Class        -15.78%     10.49%    15.74%       3.35%       8/1/00

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Veedot

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 1999

One-Year Returns Over Life of Class
Periods ended April 30
              2000*     2001       2002      2003     2004     2005    2006    2007     2008

Investor
Class        35.20%    -26.18%    -4.21%   -20.92%   32.28%   0.20%   28.94%   9.29%   10.34%

Russell
3000 Index    7.32%    -12.96%   -10.73%   -13.99%   25.11%   6.97%   18.08%  14.48%   -5.16%

* From 11/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Veedot

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Veedot returned -15.78%* for the six months ended April 30, 2008, compared with its benchmark, the Russell 3000 Index, which returned -9.82% for the period.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, mid-cap stocks outpaced their large- and small-cap counterparts, while growth-oriented shares outperformed value stocks in both the large- and mid-cap spaces.

Amid the volatility, Veedot's highly systematic investment process struggled with a difficult environment that weighed on performance relative to benchmark returns. Stock selection in the information technology, industrials, and consumer discretionary sectors, as well as an overweight allocation to the information technology sector accounted for the bulk of Veedot's poor absolute and relative performance. Slightly curtailing those losses, effective stock selection in the materials sector yielded positive absolute and relative results.

Veedot also maintained a significant allocation to foreign holdings. During the reporting period, these holdings collectively detracted from portfolio returns.

TECHNOLOGY DETRACTED

The information technology sector represented Veedot's largest absolute and relative sector weakness, as many technology companies saw a retracing of share price in the face of profit-taking. China Finance Online, which operates online, subscription-based information services on Chinese investment markets, was a significant positive contributor to portfolio returns in the past. The company, whose share price tumbled 47%, is not represented in the benchmark.

Blue Coat Systems, a maker of proxy server appliances, was a meaningful contributor to gains in previous periods, but lost ground in the current reporting period. Blue Coat, whose share price slid 48%, was one of several overweight holdings in the communications equipment industry to weigh on relative performance.

Top Ten Holdings as of April 30, 2008
                                           % of net       % of net
                                         assets as of   assets as of
                                            4/30/08       10/31/07
Lindsay Corp.(1)                             2.6%           1.0%
Sohu.com Inc.                                2.1%           1.5%
Research In Motion Ltd.                      1.9%           1.6%
Badger Meter Inc.                            1.7%           1.0%
Cal-Maine Foods, Inc.                        1.7%           1.1%
Mosaic Co. (The)                             1.6%           1.5%
Republic Bancorp, Inc. Cl A                  1.5%            --
ICON plc ADR                                 1.5%           1.0%
Central European Distribution Corp.          1.4%            --
Metalico, Inc.                               1.4%           1.0%

(1) Formerly Lindsay Manufacturing Co.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Veedot

INDUSTRIALS SANK, BUT CERTAIN HOLDINGS HELPED

Within the industrials sector, Veedot maintained an overweight stake in shipping companies that are not represented in the benchmark. Meaningful contributors to performance in the past amid escalating spot dry bulk shipping prices, these companies collectively detracted from absolute and relative gains in the reporting period. DryShips and TBS International, in particular, weighed on relative returns as their share prices sank 30% and 36%, respectively.

Elsewhere in industrials, select holdings aided portfolio performance.
Overweight stakes in the machinery industry benefited from increased demand for agriculture machinery and irrigation systems. Lindsay Corp., a maker of agriculture irrigation systems, was the largest single positive contributor to
Veedot's performance as its share price gained 112%.

MATERIALS HELPED

Veedot's overweight in materials reflected a focus on the chemicals industry.
This group has benefited as a higher standard of living in emerging-market countries, lower availability of farmland, and greater global focus on biofuels has translated into growing global demand for agriculture. That increased demand has in turn led to a corresponding rise in commodities prices and demand for fertilizer.

Fertilizer company Mosaic, in particular, was a contributor to absolute and relative portfolio returns as the company continued to benefit from higher demand in the fertilizer market. Mosaic, whose share price climbed 76%, is not a benchmark constituent. An overweight stake in nitrogen and phosphate fertilizer maker CF Industries also yielded absolute and relative strength as its share price gained 52%.

OUTLOOK

Using a systematic and technically-driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

Despite the volatility and the market's tilt away from momentum-style investing during the course of the reporting period, we find the current environment accommodating to our disciplined, consistent style. Our systematic process of identifying companies with accelerating growth and price momentum continues to identify opportunities across industry sectors.

Top Five Industries as of April 30, 2008
                                   % of net        % of net
                                 assets as of    assets as of
                                    4/30/08        10/31/07
Oil, Gas & Consumable Fuels          16.6%           0.9%
Machinery                            9.4%            7.3%
Energy Equipment & Services          8.6%            3.0%
Metals & Mining                      5.1%            7.2%
IT Services                          4.5%            2.8%

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     4/30/08       10/31/07
Domestic Common Stocks                78.0%          68.3%
Foreign Common Stocks(1)              18.6%          29.8%
TOTAL COMMON STOCKS                   96.6%          98.1%
Temporary Cash Investments            5.6%           3.1%
Other Assets and Liabilities         (2.2)%         (1.2)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     11/1/07 -        Expense
                         11/1/07        4/30/08         4/30/08         Ratio*
ACTUAL

Investor Class            $1,000        $842.20          $5.77           1.26%

Institutional Class       $1,000        $842.20          $4.86           1.06%

HYPOTHETICAL

Investor Class            $1,000       $1,018.60         $6.32           1.26%

Institutional Class       $1,000       $1,019.59         $5.32           1.06%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Veedot

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 96.6%

AUTO COMPONENTS -- 2.3%
         113,500  ArvinMeritor, Inc.                                   $ 1,695,690
         140,500  Exide Technologies(1)                                  2,049,895
                                                                      ------------
                                                                         3,745,585
                                                                      ------------
BEVERAGES -- 2.6%
          37,000  Central European Distribution Corp.(1)                 2,254,040
          35,000  Coca-Cola Co. (The)                                    2,060,450
                                                                      ------------
                                                                         4,314,490
                                                                      ------------
CAPITAL MARKETS -- 1.1%
         101,000  Knight Capital Group, Inc. Cl A(1)                     1,889,710
                                                                      ------------
CHEMICALS -- 2.8%
          21,000  Mosaic Co. (The)(1)                                    2,572,710
          11,500  Potash Corp. of Saskatchewan                           2,115,425
                                                                      ------------
                                                                         4,688,135
                                                                      ------------
COMMERCIAL BANKS -- 2.7%
         106,500  Republic Bancorp, Inc. Cl A                            2,463,345
          60,500  Simmons First National Corp. Cl A                      1,936,605
                                                                      ------------
                                                                         4,399,950
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.7%
          34,000  FTI Consulting, Inc.(1)                                2,176,000
         173,500  Metalico, Inc.(1)                                      2,248,560
                                                                      ------------
                                                                         4,424,560
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.9%
          25,500  Research In Motion Ltd.(1)                             3,101,565
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.0%
          60,000  Western Digital Corp.(1)                               1,739,400
                                                                      ------------
DISTRIBUTORS -- 1.0%
          74,500  LKQ Corp.(1)                                           1,621,120
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
          62,000  Chunghwa Telecom Co. Ltd. ADR                          1,581,620
                                                                      ------------
ELECTRIC UTILITIES -- 1.1%
          71,500  Hawaiian Electric Industries, Inc.                     1,758,185
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.0%
          75,000  Encore Wire Corp.                                      1,695,000
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 8.6%
          65,000  Acergy SA ADR                                          1,600,950
          34,000  Bristow Group Inc.(1)                                  1,793,500

Shares                                                                       Value

          29,500  Gulfmark Offshore Inc.(1)                            $ 1,764,100
          50,500  Nabors Industries Ltd.(1)                              1,895,770
          69,000  Natural Gas Services Group Inc.(1)                     1,718,100
          25,500  Oceaneering International, Inc.(1)                     1,702,890
          68,000  Patterson-UTI Energy Inc.                              1,899,920
          48,000  Willbros Group, Inc.(1)                                1,732,320
                                                                      ------------
                                                                        14,107,550
                                                                      ------------
FOOD PRODUCTS -- 2.7%
          92,500  Cal-Maine Foods, Inc.                                  2,733,375
          64,500  Flowers Foods Inc.                                     1,669,905
                                                                      ------------
                                                                         4,403,280
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.4%
          41,500  Covidien Ltd.                                          1,937,635
          66,500  Neogen Corp.(1)                                        1,671,145
          60,500  Zoll Medical Corp.(1)                                  2,019,490
                                                                      ------------
                                                                         5,628,270
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
          54,500  CorVel Corp.(1)                                        1,793,050
         304,500  Tenet Healthcare Corp.(1)                              1,948,800
                                                                      ------------
                                                                         3,741,850
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.0%
         151,000  SkillSoft plc ADR(1)                                   1,517,550
          50,500  Sohu.com Inc.(1)                                       3,491,065
                                                                      ------------
                                                                         5,008,615
                                                                      ------------
IT SERVICES -- 4.5%
          95,500  CyberSource Corp.(1)                                   1,733,325
          15,500  International Business Machines Corp.                  1,870,850
          36,500  ManTech International Corp. Cl A(1)                    1,743,605
           7,500  MasterCard Inc. Cl A                                   2,086,200
                                                                      ------------
                                                                         7,433,980
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.5%
          34,000  ICON plc ADR(1)                                        2,448,000
                                                                      ------------
MACHINERY -- 9.4%
          31,500  Axsys Technologies, Inc.(1)                            1,718,325
          54,500  Badger Meter Inc.                                      2,837,815
          43,500  Chart Industries Inc.(1)                               1,767,840
          22,000  Deere & Co.                                            1,849,540
          41,000  Lindsay Corp.                                          4,268,920
          23,000  Middleby Corp. (The)(1)                                1,443,250
          16,000  Valmont Industries, Inc.                               1,575,360
                                                                      ------------
                                                                        15,461,050
                                                                      ------------

------
9

Veedot

Shares                                                                       Value

METALS & MINING -- 5.1%
          33,000  Barrick Gold Corp.                                   $ 1,274,460
          13,000  Cleveland-Cliffs Inc.                                  2,085,200
          23,000  Nucor Corp.                                            1,736,500
           3,500  Rio Tinto plc ADR                                      1,645,000
          19,500  Schnitzer Steel Industries, Inc. Cl A                  1,716,000
                                                                      ------------
                                                                         8,457,160
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 16.6%
          14,500  Apache Corp.                                           1,952,860
          33,000  Arch Coal Inc.                                         1,892,880
          85,500  BPZ Resources, Inc.(1)                                 1,665,540
          88,500  Callon Petroleum Co.(1)                                1,770,000
          35,500  Chesapeake Energy Corp.                                1,835,350
          32,000  Cimarex Energy Co.                                     1,993,600
          49,500  Denbury Resources Inc.(1)                              1,512,720
          16,000  EOG Resources Inc.                                     2,087,680
         106,000  GeoResources, Inc.(1)                                  1,571,980
          17,500  Hess Corp.                                             1,858,500
          55,500  Mariner Energy Inc.(1)                                 1,529,580
          47,000  Southwestern Energy Co.(1)                             1,988,570
          30,500  Stone Energy Corp.(1)                                  1,858,670
          44,500  W&T Offshore Inc.                                      1,820,050
          26,000  Whiting Petroleum Corp.(1)                             1,989,520
                                                                      ------------
                                                                        27,327,500
                                                                      ------------
PERSONAL PRODUCTS -- 0.9%
          33,000  Herbalife Ltd.                                         1,444,740
                                                                      ------------
PHARMACEUTICALS -- 1.0%
          33,500  Teva Pharmaceutical Industries Ltd. ADR                1,567,130
                                                                      ------------
ROAD & RAIL -- 3.5%
          41,500  Arkansas Best Corp.                                    1,638,420
          34,500  CSX Corp.                                              2,171,775
          28,500  Ryder System, Inc.                                     1,951,395
                                                                      ------------
                                                                         5,761,590
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
          78,000  Altera Corp.                                           1,659,840
         114,000  Volterra Semiconductor Corp.(1)                        1,716,840
                                                                      ------------
                                                                         3,376,680
                                                                      ------------
SOFTWARE -- 2.2%
          55,000  MICROS Systems, Inc.(1)                                1,960,750
          48,500  Shanda Interactive Entertainment Ltd. ADR(1)           1,663,065
                                                                      ------------
                                                                         3,623,815
                                                                      ------------

Shares                                                                       Value

SPECIALTY RETAIL -- 3.1%
         210,000  Pier 1 Imports, Inc.(1)                              $ 1,638,000
          52,500  Urban Outfitters Inc.(1)                               1,798,125
         463,000  Wet Seal, Inc. (The) Cl A(1)                           1,606,610
                                                                      ------------
                                                                         5,042,735
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
          23,000  NIKE, Inc. Cl B                                        1,536,400
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.7%
         142,977  United Community Financial Corp.                       1,173,841
                                                                      ------------
TOBACCO -- 2.0%
          28,000  Universal Corp.                                        1,797,320
          29,000  UST Inc.                                               1,510,030
                                                                      ------------
                                                                         3,307,350
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
          38,000  Watsco, Inc.                                           1,724,060
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
          74,000  Partner Communications Co. Ltd. ADR                    1,721,980
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $138,850,261)                                                    159,256,896
                                                                      ------------

Temporary Cash Investments -- 5.6%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 7.25%,
8/15/22, valued at $1,122,132), in a joint trading account at
1.87%, dated 4/30/08, due 5/1/08 (Delivery value $1,100,057)             1,100,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%-8.750%,
8/15/20-2/15/21, valued at $8,363,010), in a joint trading account
at 1.90%, dated 4/30/08, due 5/1/08 (Delivery value $8,200,433)          8,200,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $9,300,000)                                                        9,300,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 102.2%
(Cost $148,150,261)                                                    168,556,896
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (2.2)%                                 (3,643,873)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $164,913,023
                                                                      ============

------
10

Veedot

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $148,150,261)          $168,556,896

Cash                                                                  58,628

Receivable for investments sold                                    5,250,993

Dividends and interest receivable                                    104,154
                                                               -------------
                                                                 173,970,671
                                                               -------------

LIABILITIES

Payable for investments purchased                                  8,891,777

Accrued management fees                                              165,871
                                                               -------------
                                                                   9,057,648
                                                               -------------

NET ASSETS                                                     $ 164,913,023
                                                               =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $ 183,717,266

Accumulated net investment loss                                    (229,708)

Accumulated net realized loss on investment transactions        (38,981,170)

Net unrealized appreciation on investments                        20,406,635
                                                               -------------
                                                               $ 164,913,023
                                                               =============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                      $157,631,247

Shares outstanding                                                20,251,038

Net asset value per share                                              $7.78

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                        $7,281,776

Shares outstanding                                                   921,510

Net asset value per share                                              $7.90

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $36,275)                     $ 756,515

Interest                                                                    66,306
                                                                     -------------
                                                                           822,821
                                                                     -------------

EXPENSES:

Management fees                                                          1,048,560

Directors' fees and expenses                                                 1,948

Other expenses                                                               2,021
                                                                     -------------
                                                                         1,052,529
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             (229,708)
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                    (2,479,155)

Change in net unrealized appreciation (depreciation) on
investments                                                           (29,988,418)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (32,467,573)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(32,697,281)
                                                                     =============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
Increase (Decrease) in Net Assets                              2008           2007

OPERATIONS

Net investment income (loss)                            $ (229,708)    $ (281,699)

Net realized gain (loss)                                (2,479,155)     33,343,183

Change in net unrealized appreciation (depreciation)   (29,988,418)     35,640,640
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                        (32,697,281)     68,702,124
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                      (6,682,821)   (30,019,917)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                  (39,380,102)     38,682,207

NET ASSETS

Beginning of period                                     204,293,125    165,610,918
                                                       ------------   ------------
End of period                                          $164,913,023   $204,293,125
                                                       ============   ============

Accumulated net investment loss                          $(229,708)             --
                                                      ============   ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation.
The fund uses an approach to common stock investing developed by American
Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula

------
16

takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American
Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.00% to
1.25% for the Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2008, was 1.25% and 1.05% for the
Investor Class and Institutional Class, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2008, were $209,055,837 and
$216,992,230, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                        Six months ended April 30,
                                              2008     Year ended October 31, 2007
                          Shares            Amount        Shares            Amount
INVESTOR
CLASS/SHARES
AUTHORIZED           200,000,000                     200,000,000
                     ===========                     ===========
Sold                     893,698       $ 7,198,628     2,809,737      $ 23,058,182

Redeemed             (1,729,129)   (13,435,393)(1)   (6,725,943)   (47,100,091)(2)
                     -----------   ---------------   -----------   ---------------
                       (835,431)       (6,236,765)   (3,916,206)      (24,041,909)
                     -----------   ---------------   -----------   ---------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           100,000,000                     100,000,000
                     ===========                     ===========
Sold                      66,827           536,699       146,901         1,160,072

Redeemed               (124,437)      (982,755)(3)     (965,925)    (7,138,080)(4)
                     -----------   ---------------   -----------   ---------------
                        (57,610)         (446,056)     (819,024)       (5,978,008)
                     -----------   ---------------   -----------   ---------------
Net increase
(decrease)             (893,041)     $ (6,682,821)   (4,735,230)    $ (30,019,917)
                     ===========   ===============   ===========   ===============

(1) Net of redemption fees of $44,425.

(2) Net of redemption fees of $62,403.

(3) Net of redemption fees of $9,353.

(4) Net of redemption fees of $9,817.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

------
17

6. RISK FACTORS

The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                          $148,396,090
                                                         ============
Gross tax appreciation of investments                     $22,245,222

Gross tax depreciation of investments                     (2,084,416)
                                                         ------------
Net tax appreciation (depreciation) of investments        $20,160,806
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2007, the fund had $(36,502,015) of accumulated capital losses, which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(4,184,563) and $(32,317,452) expire in 2009 and 2010, respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                     2008(1)       2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $9.25      $6.17      $5.57     $5.06      $4.99      $3.77
                      ------      -----      -----     -----      -----      -----
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)            (0.01)     (0.01)     (0.02)    (0.03)     (0.03)     (0.03)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)               (1.46)       3.09       0.62      0.53       0.09       1.24
                      ------      -----      -----     -----      -----      -----

 Total From
 Investment
 Operations           (1.47)       3.08       0.60      0.50       0.06       1.21
                      ------      -----      -----     -----      -----      -----
Redemption
Fees(2)                --(3)      --(3)      --(3)      0.01       0.01       0.01
                      ------      -----      -----     -----      -----      -----
Net Asset
Value, End of
Period                 $7.78      $9.25      $6.17     $5.57      $5.06      $4.99
                      ======      =====      =====     =====      =====      =====

TOTAL RETURN(4)     (15.78)%     49.92%     10.77%    10.08%      1.40%     32.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.26%(5)      1.25%      1.45%     1.50%      1.50%      1.50%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets            (0.29)%(5)    (0.18)%    (0.39)%   (0.51)%    (0.57)%    (0.68)%

Portfolio
Turnover Rate           127%       207%       330%      399%       344%       415%

Net Assets,
End of Period
(in thousands)      $157,631   $195,105   $154,374  $178,078   $219,618   $228,724

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
19

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2008(1)     2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $9.38    $6.25     $5.63     $5.10    $5.02     $3.79
                            ------    -----    ------     -----    -----     -----
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            --(3)    --(3)    (0.01)    (0.02)   (0.02)    (0.02)

 Net Realized and
 Unrealized Gain
 (Loss)                     (1.48)     3.13      0.63      0.54     0.09      1.24
                            ------    -----    ------     -----    -----     -----

 Total From
 Investment
 Operations                 (1.48)     3.13      0.62      0.52     0.07      1.22
                            ------    -----    ------     -----    -----     -----
Redemption Fees(2)           --(3)    --(3)     --(3)      0.01     0.01      0.01
                            ------    -----    ------     -----    -----     -----
Net Asset Value, End
of Period                    $7.90    $9.38     $6.25     $5.63    $5.10     $5.02
                            ======    =====    ======     =====    =====     =====

TOTAL RETURN(4)           (15.78)%   50.08%    11.01%    10.39%    1.59%    32.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                1.06%(5)    1.05%     1.25%     1.30%    1.30%     1.30%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.09)%(5)    0.02%   (0.19)%   (0.31)%  (0.37)%   (0.48)%

Portfolio Turnover
Rate                          127%     207%      330%      399%     344%      415%

Net Assets, End of
Period (in thousands)       $7,282   $9,188   $11,237   $11,440  $12,400   $12,458

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
20

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
21

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
22

NOTES

------
23

NOTES

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24

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60503S

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

CAPITAL VALUE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Capital Value Fund for the six months ended April 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     22
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     23

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A CHALLENGING PERIOD FOR STOCKS

The six months ended April 30, 2008, were a difficult time for the U.S. equity market. Fallout from a meltdown in the subprime lending industry, a liquidity crunch in the credit markets, and a notable slowdown in the U.S. economy put downward pressure on stocks, which declined steadily for much of the six-month period. In particular, the first three months of 2008 marked the worst quarterly performance for the major stock indexes in nearly six years.

However, the market bottomed in mid-March and staged a modest recovery during the last six weeks of the period. Credit and economic fears eased somewhat as economic data appeared to improve and a number of bellwether companies reported earnings that exceeded expectations.

VALUE STOCKS HELD THEIR OWN

Value stocks kept pace with growth issues during the period, trailing slightly among large- and mid-cap shares and outperforming in the small-cap segment of the market (see the accompanying table). This performance was noteworthy because value-oriented stocks often underperform in a slowing economic environment as investors seek out the steady growth rates of high-quality growth companies.

In addition, financials stocks, which make up a meaningful portion of the value stock universe, were hit the hardest by the subprime turmoil and credit crunch. Many of the country's largest financial institutions faced substantial subprime-related write-downs and credit losses, resulting in steep markdowns in their share prices. Financials stocks slumped despite the Federal Reserve's efforts to shore up the financial system with an aggressive program of short-term interest rate cuts and injections of liquidity.

Nonetheless, value stocks held up well relative to growth shares, pointing up the importance of downside protection in a highly volatile market environment.
In addition, good security selection became increasingly important, which plays to our strengths -- rigorous analysis and thorough research to separate companies with weaker business models from those that are fundamentally sound.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%
RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Capital Value

Total Returns as of April 30, 2008
                                                     Average Annual
                                                         Returns
                                                   5          Since     Inception
                          6 months(1)    1 year    years    Inception      Date

INVESTOR CLASS              -11.06%      -10.34%   10.75%     6.45%      3/31/99

 Return After-Tax on
 Distributions(2)           -11.82%      -11.12%   10.32%     6.00%

 Return After-Tax on
 Distributions and
 Sale of Shares(2)           -6.09%      -5.62%    9.38%      5.49%

RUSSELL 1000 VALUE
INDEX(3)                     -9.83%      -8.97%    12.85%     6.09%         --

Institutional Class         -10.97%      -10.16%   10.97%     6.41%       3/1/02

 Return After-Tax on
 Distributions(2)           -11.77%      -10.96%   10.50%     5.95%

 Return After-Tax on
 Distributions and
 Sale of Shares(2)           -6.00%      -5.46%    9.57%      5.49%

Advisor Class               -11.19%      -10.58%     --       9.90%      5/14/03

 Return After-Tax on
 Distributions(2)           -11.93%      -11.32%     --       9.50%

 Return After-Tax on
 Distributions and
 Sale of Shares(2)           -6.22%      -5.82%      --       8.62%

(1) Total returns for periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as
401(k) plans or individual retirement accounts.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees)
that reduce returns, while the total returns of the index do not.

------
3

Capital Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 1999

One-Year Returns Over Life of Class
Periods ended April 30
                1999*     2000      2001     2002       2003     2004     2005    2006     2007      2008
Investor Class  10.20%   -6.71%    16.92%    0.21%    -12.11%   26.67%   10.31%  13.69%   17.03%   -10.34%

Russell 1000
Value Index     9.34%    -3.88%    6.43%    -3.91%    -13.01%   26.26%   13.92%  18.31%   18.15%    -8.97%

* From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

Capital Value returned -11.06%(1) for the six months ended April 30, 2008. By comparison, its benchmark, the Russell 1000 Value Index, returned -9.83%, while the broader market, as measured by the S&P 500 Index, returned
-9.64%.(2) The portfolio's return reflects operating expenses, while the indices' returns do not. The median return for Morningstar's Large Cap Value category (whose performance, like Capital Value's, reflects fund operating expenses) was -10.34%.(3)

Capital Value's performance for the period was hampered by the volatile, challenging market environment described in the Market Perspective on page 2.
In addition, the portfolio faced headwinds as growth stocks outperformed value in both the large- and mid-cap spaces. For part of the period, investors favored companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. In spite of these negative factors,
Capital Value benefited from strong security selection. Although positions in energy and financials stocks detracted, investments in the information technology, industrials, and consumer staples sectors contributed to relative performance.

The portfolio's relative performance for the reporting period deviated from its longer-term results. Since Capital Value's inception on March 31, 1999, the portfolio has produced an average annualized return of 6.45%, topping the returns for Morningstar's Large Cap Value category median, the Russell 1000
Value Index, and the S&P 500 Index for that period (see performance information on pages 3-4).

ENERGY SLOWED PROGRESS

Capital Value's position in the energy sector contributed to performance on an absolute basis, though it underperformed in relative terms as energy stocks provided the strongest results for the Russell 1000 Value Index. Our valuation work led us to emphasize internationally integrated oil and gas suppliers --
stocks that advanced, though not as strongly as the stocks of companies that specialized in oil and gas exploration and production.

FINANCIALS DETRACTED

Financials stocks -- the portfolio's largest sector position, but a relative underweight nonetheless -- contributed to the portfolio's underperformance versus

Top Ten Holdings as of April 30, 2008
                                  % of         % of
                               net assets   net assets
                                  as of        as of
                                 4/30/08     10/31/07
Exxon Mobil Corp.                 5.5%         5.3%
General Electric Co.              4.7%         2.5%
AT&T Inc.                         3.8%         3.2%
Chevron Corp.                     3.7%         3.3%
Bank of America Corp.             3.3%         3.2%
Royal Dutch Shell plc ADR         2.9%         3.2%
JPMorgan Chase & Co.              2.9%         2.5%
Johnson & Johnson                 2.8%         1.9%
Pfizer Inc.                       2.7%         1.8%
ConocoPhillips                    2.6%         2.2%

(1) All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

(2) The S&P 500 Index returned -4.68%, 10.62% and 2.48% on an average annualized basis for the one-year, five-year and since inception periods ended
April 30, 2008, respectively.

(3) The median returns for Morningstar's Large Cap Value category were -8.57%,
11.15% and 5.20% on an average annualized basis for the one-year, five-year and since inception periods ended April 30, 2008, respectively. ©2008
Morningstar, Inc. All Rights Reserved. The information contained herein: (1)
is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

Capital Value

the benchmark. Many financials firms lagged as the fallout in the subprime sector continued. Two of our top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; and Citigroup, the diversified global financial services company. Both stocks declined on news of bigger-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

INFORMATION TECHNOLOGY BOOSTED RESULTS

On the positive side, our security selection in information technology -- a sector that underperformed for the benchmark -- added value. A significant holding was leading technology company International Business Machines (IBM), which has benefited from a diverse product mix, strategic acquisitions, and cost efficiencies. Despite economic headwinds, the company reported better-than-expected results driven by growth in U.S. and overseas markets.
Near the end of the period, IBM also declared a 25% increase in its quarterly dividend.

INDUSTRIALS ADDED TO PERFORMANCE

Our complement of industrial stocks lifted relative results. A key holding was
Caterpillar, the world's leading manufacturer of heavy-duty construction equipment. The company's stock benefited from strong international results --
as commodity prices increased, Caterpillar was well-positioned in energy and mining markets, especially in developing regions.

CONSUMER STAPLES PROVIDED TOP CONTRIBUTOR

In consumer staples, our smaller-than-the-benchmark position added value, but security selection was even more meaningful. A significant holding was retailer Wal-Mart Stores. Higher prices at the pump and falling home prices are putting pressure on consumers -- making the Wal-Mart low-price strategy particularly appealing to lower-income households.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of April 30,
2008, the portfolio was broadly diversified, with ongoing overweight positions in the information technology and health care sectors. Our valuation work is also directing us toward smaller relative weightings in consumer staples and utilities stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

Top Five Industries as of April 30, 2008
                                               % of         % of
                                            net assets   net assets
                                               as of        as of
                                              4/30/08     10/31/07
Oil, Gas & Consumable Fuels                    15.1%        14.4%
Pharmaceuticals                                9.2%         7.9%
Diversified Financial Services                 8.5%         9.8%
Diversified Telecommunication Services         6.1%         4.7%
Commercial Banks                               5.9%         5.7%

Types of Investments in Portfolio
                                              % of          % of
                                           net assets    net assets
                                              as of        as of
                                             4/30/08      10/31/07
Common Stocks                                 98.9%        99.4%
Temporary Cash Investments                    0.9%          0.5%
Other Assets and Liabilities(1)               0.2%          0.1%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     11/1/07 -        Expense
                         11/1/07        4/30/08         4/30/08         Ratio*
ACTUAL
Investor Class            $1,000        $889.40          $5.17           1.10%
Institutional Class       $1,000        $890.30          $4.23           0.90%
Advisor Class             $1,000        $888.10          $6.34           1.35%

HYPOTHETICAL
Investor Class            $1,000       $1,019.39         $5.52           1.10%
Institutional Class       $1,000       $1,020.39         $4.52           0.90%
Advisor Class             $1,000       $1,018.15         $6.77           1.35%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Capital Value

APRIL 30, 2008 (UNAUDITED)

Shares                                                              Value

Common Stocks -- 98.9%

AEROSPACE & DEFENSE -- 1.1%
    54,700  Northrop Grumman Corp.                            $ 4,024,279
                                                             ------------
BEVERAGES -- 2.0%
    83,000  Coca-Cola Co. (The)                                 4,886,210
    67,200  Pepsi Bottling Group Inc.                           2,265,312
                                                             ------------
                                                                7,151,522
                                                             ------------
BIOTECHNOLOGY -- 0.5%
    44,800  Amgen Inc.(1)                                       1,875,776
                                                             ------------
CAPITAL MARKETS -- 3.1%
    43,300  Bank of New York Mellon Corp. (The)                 1,884,849
   101,500  Merrill Lynch & Co., Inc.                           5,057,745
    92,300  Morgan Stanley                                      4,485,780
                                                             ------------
                                                               11,428,374
                                                             ------------
CHEMICALS -- 2.3%
    91,300  du Pont (E.I.) de Nemours & Co.                     4,465,483
    60,900  PPG Industries, Inc.                                3,737,433
                                                             ------------
                                                                8,202,916
                                                             ------------
COMMERCIAL BANKS -- 5.9%
    25,300  Fifth Third Bancorp                                   542,179
   128,200  National City Corp.(2)                                807,660
    39,800  PNC Financial Services Group                        2,760,130
   127,000  U.S. Bancorp                                        4,304,030
   193,200  Wachovia Corp.                                      5,631,780
   252,300  Wells Fargo & Co.                                   7,505,925
                                                             ------------
                                                               21,551,704
                                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
    33,200  Avery Dennison Corp.                                1,599,908
    75,600  R.R. Donnelley & Sons Co.                           2,316,384
    65,900  Waste Management, Inc.                              2,378,990
                                                             ------------
                                                                6,295,282
                                                             ------------
COMMUNICATIONS EQUIPMENT -- 0.3%
    99,100  Motorola, Inc.                                        987,036
                                                             ------------
COMPUTERS & PERIPHERALS -- 1.2%
    96,900  Hewlett-Packard Co.                                 4,491,315
                                                             ------------
CONSUMER FINANCE -- 0.3%
    59,400  Discover Financial Services                         1,081,674
                                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
   119,500  H&R Block, Inc.                                     2,613,465

Shares                                                              Value

DIVERSIFIED FINANCIAL SERVICES -- 8.5%
   317,000  Bank of America Corp.                            $ 11,900,180
   343,900  Citigroup Inc.                                      8,690,353
   218,900  JPMorgan Chase & Co.                               10,430,585
                                                             ------------
                                                               31,021,118
                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.1%
   360,419  AT&T Inc.                                          13,951,819
    26,600  Embarq Corp.                                        1,105,762
   187,500  Verizon Communications Inc.                         7,215,000
                                                             ------------
                                                               22,272,581
                                                             ------------
ELECTRIC UTILITIES -- 2.7%
    64,900  Exelon Corp.                                        5,547,652
    92,100  PPL Corp.                                           4,422,642
                                                             ------------
                                                                9,970,294
                                                             ------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
    25,100  National Oilwell Varco, Inc.(1)                     1,718,095
                                                             ------------
FOOD & STAPLES RETAILING -- 2.6%
    99,400  Kroger Co. (The)                                    2,708,650
    79,200  Wal-Mart Stores, Inc.                               4,592,016
    65,400  Walgreen Co.                                        2,279,190
                                                             ------------
                                                                9,579,856
                                                             ------------
FOOD PRODUCTS -- 0.9%
    93,000  Unilever N.V. New York Shares                       3,119,220
                                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
    53,800  Medtronic, Inc.                                     2,618,984
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
    23,700  Quest Diagnostics Inc.                              1,189,266
                                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
    12,800  Darden Restaurants, Inc.                              455,424
    19,100  McDonald's Corp.                                    1,137,978
                                                             ------------
                                                                1,593,402
                                                             ------------
HOUSEHOLD DURABLES -- 0.7%
   116,800  Newell Rubbermaid Inc.                              2,397,904
                                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.8%
    62,400  NRG Energy Inc.(1)                                  2,742,480
                                                             ------------
INDUSTRIAL CONGLOMERATES -- 5.4%
   522,100  General Electric Co.                               17,072,670
    50,900  Tyco International Ltd.                             2,381,611
                                                             ------------
                                                               19,454,281
                                                             ------------

------
9

Capital Value

Shares                                                              Value

INSURANCE -- 5.9%
    91,400  Allstate Corp.                                    $ 4,602,904
   141,841  American International Group, Inc.                  6,553,054
    58,100  Hartford Financial Services Group Inc. (The)        4,140,787
    65,900  Loews Corp.                                         2,775,049
    20,300  Marsh & McLennan Companies, Inc.                      560,077
    41,600  Torchmark Corp.                                     2,693,184
                                                             ------------
                                                               21,325,055
                                                             ------------
IT SERVICES -- 1.8%
    19,400  Electronic Data Systems Corp.                         360,064
    34,000  Fiserv, Inc.(1)                                     1,718,700
    36,600  International Business Machines Corp.               4,417,620
                                                             ------------
                                                                6,496,384
                                                             ------------
MACHINERY -- 3.3%
    40,100  Caterpillar Inc.                                    3,283,388
     8,000  Deere & Co.                                           672,560
    55,200  Dover Corp.                                         2,730,744
    65,200  Ingersoll-Rand Company Ltd. Cl A                    2,893,576
    31,200  Parker-Hannifin Corp.                               2,491,320
                                                             ------------
                                                               12,071,588
                                                             ------------
MEDIA -- 3.2%
    42,447  CBS Corp. Cl B                                        979,252
   117,200  Gannett Co., Inc.                                   3,354,264
   269,500  Time Warner Inc.                                    4,002,075
    84,900  Viacom Inc. Cl B(1)                                 3,263,556
                                                             ------------
                                                               11,599,147
                                                             ------------
METALS & MINING -- 0.8%
    37,600  Nucor Corp.                                         2,838,800
                                                             ------------
MULTILINE RETAIL -- 0.6%
    47,200  Kohl's Corp.(1)                                     2,305,720
                                                             ------------
OFFICE ELECTRONICS -- 0.6%
   148,900  Xerox Corp.                                         2,080,133
                                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 15.1%
   140,900  Chevron Corp.                                      13,547,535
   110,600  ConocoPhillips                                      9,528,190
     8,900  Devon Energy Corp.                                  1,009,260
   215,000  Exxon Mobil Corp.                                  20,010,051
   133,300  Royal Dutch Shell plc ADR                          10,705,323
                                                             ------------
                                                               54,800,359
                                                             ------------
PAPER & FOREST PRODUCTS -- 1.2%
    65,400  Weyerhaeuser Co.                                    4,177,752
                                                             ------------

Shares                                                              Value

PHARMACEUTICALS -- 9.2%
    62,900  Abbott Laboratories                               $ 3,317,975
    56,400  Eli Lilly & Co.                                     2,715,096
   150,000  Johnson & Johnson                                  10,063,500
    74,900  Merck & Co., Inc.                                   2,849,196
   490,000  Pfizer Inc.                                         9,853,900
   103,300  Wyeth                                               4,593,751
                                                             ------------
                                                               33,393,418
                                                             ------------
ROAD & RAIL -- 0.2%
    45,400  YRC Worldwide Inc.(1)(2)                              737,750
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
    67,400  Applied Materials, Inc.                             1,257,684
    80,300  Intel Corp.                                         1,787,478
                                                             ------------
                                                                3,045,162
                                                             ------------
SOFTWARE -- 1.7%
   126,300  Microsoft Corp.                                     3,602,076
   115,300  Oracle Corp.(1)                                     2,404,005
                                                             ------------
                                                                6,006,081
                                                             ------------
SPECIALTY RETAIL -- 2.6%
    58,400  Best Buy Co., Inc.                                  2,512,368
    86,700  Gap, Inc. (The)                                     1,614,354
    95,100  Home Depot, Inc. (The)                              2,738,880
   113,500  Staples, Inc.                                       2,462,950
                                                             ------------
                                                                9,328,552
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
    30,700  VF Corp.                                            2,283,466
                                                             ------------
THRIFTS & MORTGAGE FINANCE -- 1.3%
    92,000  Freddie Mac                                         2,291,720
   100,600  MGIC Investment Corp.(2)                            1,310,818
    98,900  Washington Mutual, Inc.(2)                          1,215,481
                                                             ------------
                                                                4,818,019
                                                             ------------
TOBACCO -- 0.9%
    51,500  Altria Group Inc.                                   1,030,000
    46,800  Philip Morris International Inc.(1)                 2,388,204
                                                             ------------
                                                                3,418,204
                                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
   167,600  Sprint Nextel Corp.                                 1,339,124
                                                             ------------
TOTAL COMMON STOCKS
(Cost $296,353,909)                                           359,445,538
                                                             ------------

------
10

Capital Value

Principal Amount                                                     Value

Temporary Cash Investments -- 0.9%

$ 3,300,000     FHLB Discount Notes, 1.75%, 5/1/08(3)
(Cost $3,300,000)                                              $ 3,300,000
                                                              ------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 1.0%

Repurchase Agreement, Barclays Capital Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.98%, dated 4/30/08, due 5/1/08 (Delivery value
$998,218)                                                          998,163

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.99%, dated 4/30/08, due 5/1/08 (Delivery value
$700,039)                                                          700,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.97%, dated 4/30/08, due 5/1/08 (Delivery value
$700,038)                                                          700,000

Repurchase Agreement, Lehman Brothers Inc. / Lehman
Brothers Commercial Paper Inc., (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.39%, dated 4/30/08, due
5/1/08 (Delivery value $700,046)                                   700,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
1.97%, dated 4/30/08, due 5/1/08 (Delivery value
$700,038)                                                          700,000
                                                              ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $3,798,163)                                                3,798,163
                                                              ------------

Principal Amount                                                     Value

TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $303,452,072)                                           $366,543,701
                                                              ------------
OTHER ASSETS AND LIABILITIES -- (0.8)%                         (2,932,748)
                                                              ------------
TOTAL NET ASSETS -- 100.0%                                    $363,610,953
                                                              ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $299,653,909) --
including $3,599,372 of securities on loan                            $362,745,538

Investments made with cash collateral received for securities on
loan, at value (cost of $3,798,163)                                      3,798,163
                                                                      ------------

Total investment securities, at value (cost of $303,452,072)           366,543,701

Receivable for investments sold                                          1,519,031

Dividends and interest receivable                                          396,229
                                                                      ------------
                                                                       368,458,961
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             200,298

Payable for collateral received on securities on loan                    3,798,163

Payable for investments purchased                                          518,084

Accrued management fees                                                    329,086

Distribution and service fees payable                                        2,377
                                                                      ------------
                                                                         4,848,008
                                                                      ------------

NET ASSETS                                                            $363,610,953
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $284,865,832

Undistributed net investment income                                      1,911,007

Undistributed net realized gain on investment transactions              13,742,485

Net unrealized appreciation on investments                              63,091,629
                                                                      ------------
                                                                      $363,610,953
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                            $335,512,818
Shares outstanding                                                      45,593,640
Net asset value per share                                                    $7.36

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                             $16,568,433
Shares outstanding                                                       2,250,558
Net asset value per share                                                    $7.36

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                             $11,529,702
Shares outstanding                                                       1,568,347
Net asset value per share                                                    $7.35

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $25,321)                   $ 5,737,145
Interest                                                                    49,435
Securities lending, net                                                     55,121
                                                                     -------------
                                                                         5,841,701
                                                                     -------------

EXPENSES:

Management fees                                                          2,227,812
Distribution fees -- Advisor Class                                           3,033
Service fees -- Advisor Class                                                3,033
Distribution and service fees -- Advisor Class                              13,165
Directors' fees and expenses                                                 5,012
Other expenses                                                                 726
                                                                     -------------
                                                                         2,252,781
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             3,588,920
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     14,062,127

Change in net unrealized appreciation (depreciation) on
investments                                                           (72,866,330)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (58,804,203)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(55,215,283)
                                                                     =============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

Increase (Decrease) in Net Assets                              2008           2007

OPERATIONS

Net investment income (loss)                            $ 3,588,920    $ 8,188,675

Net realized gain (loss)                                 14,062,127     18,769,164

Change in net unrealized appreciation
(depreciation)                                         (72,866,330)     22,105,599
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                        (55,215,283)     49,063,438
                                                      -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                         (6,799,465)    (7,057,821)
 Institutional Class                                      (437,453)      (534,336)
 Advisor Class                                            (195,244)      (212,420)

From net realized gains:
 Investor Class                                        (17,205,248)    (6,173,467)
 Institutional Class                                      (986,976)      (410,071)
 Advisor Class                                            (582,280)      (225,243)
                                                      -------------   ------------
Decrease in net assets from distributions              (26,206,666)   (14,613,358)
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                     (60,516,244)   (43,818,329)
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (141,938,193)    (9,368,249)

NET ASSETS
Beginning of period                                     505,549,146    514,917,395
                                                      -------------   ------------
End of period                                          $363,610,953   $505,549,146
                                                      =============   ============

Undistributed net investment income                      $1,911,007     $5,754,249
                                                      =============   ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
15

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On September 25, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on November 29, 2006 and March 7, 2007. Effective December 3, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.90% to 1.10% for the
Investor Class and Advisor Class. The Institutional Class is 0.20% less at each point within the range. Prior to December 3, 2007, the Advisor Class was
0.25% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2008, was 1.10%,
0.90% and 1.05% for the Investor Class, Institutional Class and Advisor Class,
respectively.

------
16

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. Prior to December 3, 2007, the Board of Directors had adopted a Master Distribution and Shareholder
Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and an annual service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended April 30, 2008, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2008, were $40,154,857 and
$124,302,327, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                    Six months ended April 30, 2008    Year ended October 31, 2007

                            Shares           Amount         Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED             200,000,000                     200,000,000
                      ============                    ============

Sold                     2,514,138     $ 18,751,782      8,504,945    $ 72,228,943

Issued in
reinvestment of
distributions            2,618,751       20,190,572      1,397,652      11,684,374

Redeemed              (12,116,851)     (90,387,633)   (14,030,687)   (120,606,257)
                      ------------    -------------   ------------   -------------
                       (6,983,962)     (51,445,279)    (4,128,090)    (36,692,940)
                      ------------    -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              15,000,000                      15,000,000
                      ============                    ============
Sold                        16,259          122,900        252,381       2,101,512

Issued in
reinvestment of
distributions              155,264        1,195,532        112,065         936,867

Redeemed               (1,115,605)      (8,396,337)      (947,069)     (8,137,849)
                      ------------    -------------   ------------   -------------
                         (944,082)      (7,077,905)      (582,623)     (5,099,470)
                      ------------    -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED              50,000,000                      50,000,000
                      ============                    ============
Sold                        89,200          662,003        297,016       2,529,461

Issued in
reinvestment of
distributions              100,040          771,305         52,056         435,187

Redeemed                 (454,825)      (3,426,368)      (581,695)     (4,990,567)
                      ------------    -------------   ------------   -------------
                         (265,585)      (1,993,060)      (232,623)     (2,025,919)
                      ------------    -------------   ------------   -------------
Net increase
(decrease)             (8,193,629)    $(60,516,244)    (4,943,336)   $(43,818,329)
                      ============    =============   ============   ============

------
17

5. SECURITIES LENDING

As of April 30, 2008, securities in the fund valued at $3,599,372 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $3,798,163. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2008.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $303,830,694
                                                          ============
Gross tax appreciation of investments                     $ 86,303,577
Gross tax depreciation of investments                     (23,590,570)
                                                          ------------
Net tax appreciation (depreciation) of investments        $ 62,713,007
                                                          ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Capital Value

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                      2008(1)       2007       2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $8.78      $8.23      $7.15     $6.61      $5.86     $4.88
                     --------   --------   --------  --------   --------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.07       0.13       0.12      0.10       0.09      0.08

 Net Realized
 and
 Unrealized
 Gain (Loss)           (1.02)       0.65       1.14      0.51       0.72      0.97
                     --------   --------   --------  --------   --------   -------
 Total From
 Investment
 Operations            (0.95)       0.78       1.26      0.61       0.81      1.05
                     --------   --------   --------  --------   --------   -------
Distributions

 From Net
 Investment
 Income                (0.13)     (0.12)     (0.10)    (0.07)     (0.06)    (0.07)

 From Net
 Realized
 Gains                 (0.34)     (0.11)     (0.08)        --         --        --
                     --------   --------   --------  --------   --------   -------
 Total
 Distributions         (0.47)     (0.23)     (0.18)    (0.07)     (0.06)    (0.07)
                     --------   --------   --------  --------   --------   -------
Net Asset Value,
End of Period           $7.36      $8.78      $8.23     $7.15      $6.61     $5.86
                     ========   ========   ========  ========   ========   =======

TOTAL RETURN(3)      (11.06)%      9.66%     18.03%     9.29%     13.94%    21.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.10%(4)      1.10%      1.10%     1.10%      1.10%     1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           1.76%(4)      1.52%      1.55%     1.42%      1.44%     1.54%

Portfolio
Turnover Rate             10%        15%        16%       28%        15%       22%

Net Assets, End
of Period (in
thousands)           $335,513   $461,413   $466,803  $458,354   $255,504   $91,960

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
19

Capital Value

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $8.79     $8.24     $7.16     $6.62    $5.87     $4.88
                         --------   -------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.07      0.15      0.13      0.12     0.10      0.09

 Net Realized and
 Unrealized Gain
 (Loss)                    (1.01)      0.65      1.15      0.51     0.72      0.97
                         --------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (0.94)      0.80      1.28      0.63     0.82      1.06
                         --------   -------   -------   -------  -------   -------
Distributions

 From Net
 Investment Income         (0.15)    (0.14)    (0.12)    (0.09)   (0.07)    (0.07)

 From Net Realized
 Gains                     (0.34)    (0.11)    (0.08)        --       --        --
                         --------   -------   -------   -------  -------   -------
 Total
 Distributions             (0.49)    (0.25)    (0.20)    (0.09)   (0.07)    (0.07)
                         --------   -------   -------   -------  -------   -------
Net Asset Value, End
of Period                   $7.36     $8.79     $8.24     $7.16    $6.62     $5.87
                         ========   =======   =======   =======  =======   =======

TOTAL RETURN(3)          (10.97)%     9.88%    18.24%     9.50%   14.15%    22.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.90%(4)     0.90%     0.90%     0.90%    0.90%     0.90%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   1.96%(4)     1.72%     1.75%     1.62%    1.64%     1.74%

Portfolio Turnover
Rate                          10%       15%       16%       28%      15%       22%

Net Assets, End of
Period (in thousands)     $16,568   $28,077   $31,141   $37,523  $23,449   $11,244

(1) Six months ended April 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
20

Capital Value

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2008(1)      2007      2006      2005    2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $8.76     $8.21     $7.14     $6.60   $5.86      $5.19
                         --------   -------   -------   -------  ------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)            0.06      0.11      0.10      0.08    0.08       0.03

 Net Realized and
 Unrealized Gain
 (Loss)                    (1.02)      0.65      1.13      0.52    0.71       0.64
                         --------   -------   -------   -------  ------   --------
 Total From
 Investment
 Operations                (0.96)      0.76      1.23      0.60    0.79       0.67
                         --------   -------   -------   -------  ------   --------
Distributions

 From Net
 Investment Income         (0.11)    (0.10)    (0.08)    (0.06)  (0.05)         --

 From Net Realized
 Gains                     (0.34)    (0.11)    (0.08)        --      --         --
                         --------   -------   -------   -------  ------   --------
 Total
 Distributions             (0.45)    (0.21)    (0.16)    (0.06)  (0.05)         --
                         --------   -------   -------   -------  ------   --------
Net Asset Value, End
of Period                   $7.35     $8.76     $8.21     $7.14   $6.60      $5.86
                         ========   =======   =======   =======  ======   ========

TOTAL RETURN(4)          (11.19)%     9.40%    17.62%     9.04%  13.60%     12.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.35%(5)     1.35%     1.35%     1.35%   1.35%   1.35%(5)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   1.51%(5)     1.27%     1.30%     1.17%   1.19%   1.03%(5)

Portfolio Turnover
Rate                          10%       15%       16%       28%     15%     22%(6)

Net Assets, End of
Period (in thousands)     $11,530   $16,059   $16,973   $14,744  $8,023       $201

(1) Six months ended April 30, 2008 (unaudited).

(2) May 14, 2003 (commencement of sale) through October 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
21

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
22

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
23

NOTES

------
24

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT
PLANS. . . . . . . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60499N

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT GROWTH FUND
NT VISTA(SM) FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century® NT
Growth and NT Vista funds for the six months ended April 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT GROWTH

NT VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     28
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     29

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

Steve Lurito, Chief Investment Officer,
U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns -- in a deal arranged by the Fed -- put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle -- and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)        -9.54%
Russell 1000 Growth Index             -9.28%
Russell 1000 Value Index              -9.83%
RUSSELL MIDCAP INDEX                  -8.77%
Russell Midcap Growth Index           -8.44%
Russell Midcap Value Index            -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)       -12.92%
Russell 2000 Growth Index            -14.14%
Russell 2000 Value Index             -11.55%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
NT Growth

Total Returns as of April 30, 2008
                                                      Average Annual
                                                         Returns
                                                          Since         Inception
                             6 months(1)   1 year       Inception          Date

INSTITUTIONAL CLASS             -6.02%      7.51%         10.30%         5/12/06
RUSSELL 1000 GROWTH
INDEX(2)                        -9.28%     -0.23%         6.83%             --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

NT Growth

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended April 30
                                2007*    2008
Institutional Class            12.83%   7.51%
Russell 1000 Growth Index      14.14%   -0.23%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

NT Growth returned -6.02%* during the six months ended April 30, 2008. By comparison, the Russell 1000 Growth Index and Lipper Large-Cap Growth Funds
category average returned -9.28% and -10.15%**, respectively. Better measures of the portfolio's performance are its longer-term results compared with the index, which can be seen on page 3.

Overall, performance was driven by holdings in the energy sector; materials and consumer staples also made positive contributions. Information technology holdings were the leading detractors. In terms of NT Growth's performance relative to the Russell 1000 Growth Index, outperformance was driven by stock selection among health care and consumer discretionary stocks; holdings in the consumer staples, financials, and energy sectors were other notable contributors. Stock picks in information technology detracted most from relative results.

HEALTH CARE LED CONTRIBUTORS

Health care stocks contributed most to the portfolio's return relative to the benchmark. Performance was driven by positioning in the pharmaceutical industry. In particular, NT Growth had no exposure to Merck, and managers eliminated Schering-Plough at the end of 2007 after sizable gains. This helped relative results after both stocks suffered in March from questions about the efficacy of a jointly marketed cholesterol drug.

Positioning in health care equipment & supplies firms was another source of relative strength. The leading contributor to return in this space was Becton
Dickinson, which benefited from increased usage around the world of its safety devices that reduce accidents and infection among patients and caregivers.

CONSUMER DISCRETIONARY HELPED

In the consumer discretionary sector, outperformance was a result of stock selection in the specialty retail and internet & catalog retailing segments.
It also helped to underweight stocks in the hotels, restaurants & leisure category. Key contributions in the sector came from specialty retailers Urban
Outfitters and The TJX Companies. Internet travel portal priceline.com was another leading contributor, helped by the acquisition of overseas vacation properties and growth in its international business.

Top Ten Holdings as of April 30, 2008
                                     % of         % of
                                  net assets   net assets
                                     as of        as of
                                    4/30/08     10/31/07
Apple Inc.                           3.4%         4.0%
Honeywell International Inc.         2.5%         1.2%
QUALCOMM Inc.                        2.5%         0.9%
Emerson Electric Co.                 2.4%         1.9%
Becton, Dickinson & Co.              2.3%         2.3%
Microsoft Corp.                      2.2%         3.7%
Apache Corp.                         2.2%         1.9%
Coca-Cola Co. (The)                  2.2%         2.6%
BorgWarner, Inc.                     2.2%         2.0%
Devon Energy Corp.                   2.2%         1.8%

*Total returns for periods less than one year are not annualized.

**The Lipper Large-Cap Growth Funds category average return for the one-year period ended April 30, 2008 was 1.73%.

------
5

NT Growth

OTHER KEY CONTRIBUTORS

Three of the five largest contributors to portfolio performance were oil & gas exploration and production firms Devon Energy, Apache, and XTO Energy. These companies benefited from surging oil prices and reserve growth in the U.S. and overseas. These shares also saw demand from investors who wanted exposure to the energy sector but preferred to avoid the big, integrated firms that are less closely tied to the price of oil and are seeing declining margins in their refining businesses.

IT, INDUSTRIALS DETRACTED

Stock selection among information technology stocks detracted most from relative return, led by holdings in the software, internet software &
services, and IT services industries. Indeed, the sector was home to the five largest individual detractors from relative performance, led by enterprise software firm VMWare. This overweight position was eliminated after the firm gave a surprisingly poor profit forecast. The number-two detractor was IBM, which reported good results and bought back stock during the period. The portfolio had no exposure to the stock.

With the exception of utilities (a tiny portion of the fund and index), industrials was the only other sector to detract from relative performance, as it hurt to be significantly underweight the road & rail and air freight industries. The leading detractor in the sector was an overweight position in
Continental Airlines, as investors worried about the effects of rising fuel costs and a slowing economy. We eliminated the position during the period.

OUTLOOK

The investment process focuses on large companies exhibiting sustainable improvement in their businesses. We believe that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio's sector and industry selection are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2008, we found opportunity in the health care sector, the portfolio's largest overweight position. The most notable sector underweight was in information technology shares.

Top Five Industries as of April 30, 2008
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                                4/30/08     10/31/07
Health Care Equipment & Supplies                 8.2%         8.8%
Communications Equipment                         8.0%         7.2%
Aerospace & Defense                              6.4%         3.1%
Oil, Gas & Consumable Fuels                      6.4%         7.1%
Semiconductors & Semiconductor Equipment         5.7%         3.4%

Types of Investments in Portfolio
                                                 % of          % of
                                              net assets    net assets
                                                 as of        as of
                                                4/30/08      10/31/07
Domestic Common Stocks                           93.1%        94.9%
Foreign Common Stocks(1)                         6.3%          4.3%
TOTAL COMMON STOCKS                              99.4%        99.2%
Temporary Cash Investments                       0.8%           --
Other Assets and Liabilities(2)                 (0.2)%         0.8%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
NT Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 6.4%
   41,400  Honeywell International Inc.                $ 2,459,160
   29,400  Raytheon Co.                                  1,880,718
   26,100  United Technologies Corp.                     1,891,467
                                                       -----------
                                                         6,231,345
                                                       -----------
AUTO COMPONENTS -- 2.2%
   42,500  BorgWarner, Inc.                              2,088,875
                                                       -----------
BEVERAGES -- 3.9%
   36,200  Coca-Cola Co. (The)                           2,131,094
   24,600  PepsiCo, Inc.                                 1,685,838
                                                       -----------
                                                         3,816,932
                                                       -----------
BIOTECHNOLOGY -- 1.4%
    6,300  Genentech, Inc.(1)                              429,660
   17,900  Gilead Sciences, Inc.(1)                        926,504
                                                       -----------
                                                         1,356,164
                                                       -----------
BUILDING PRODUCTS -- 0.3%
   13,700  Masco Corp.                                     249,477
                                                       -----------
CAPITAL MARKETS -- 3.6%
   61,000  Invesco Ltd.                                  1,564,650
   13,500  Northern Trust Corp.                          1,000,485
   27,900  Waddell & Reed Financial, Inc. Cl A             944,694
                                                       -----------
                                                         3,509,829
                                                       -----------
CHEMICALS -- 1.7%
   14,800  Monsanto Co.                                  1,687,496
                                                       -----------
COMMUNICATIONS EQUIPMENT -- 8.0%
   40,600  ADC Telecommunications, Inc.(1)                 569,212
   10,700  Ciena Corp.(1)                                  361,767
   58,400  Cisco Systems Inc.(1)                         1,497,376
   59,400  Corning Inc.                                  1,586,574
   68,900  JDS Uniphase Corp.(1)                           985,959
   56,400  QUALCOMM Inc.                                 2,435,916
    2,900  Research In Motion Ltd.(1)                      352,727
                                                       -----------
                                                         7,789,531
                                                       -----------
COMPUTERS & PERIPHERALS -- 4.6%
   18,800  Apple Inc.(1)                                 3,270,260
   56,800  Dell Inc.(1)                                  1,058,184
    8,000  EMC Corp.(1)                                    123,200
                                                       -----------
                                                         4,451,644
                                                       -----------
DIVERSIFIED -- 0.5%
    8,800  iShares Russell 1000 Growth Index Fund          505,648
                                                       -----------

Shares                                                       Value

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
    1,200  CME Group Inc.                                $ 548,940
    3,900  IntercontinentalExchange Inc.(1)                605,085
                                                       -----------
                                                         1,154,025
                                                       -----------
ELECTRIC UTILITIES -- 0.5%
    6,900  FPL Group, Inc.                                 457,401
                                                       -----------
ELECTRICAL EQUIPMENT -- 4.0%
   29,200  Cooper Industries, Ltd. Cl A                  1,237,788
   44,200  Emerson Electric Co.                          2,309,892
    1,300  First Solar Inc.(1)                             379,587
                                                       -----------
                                                         3,927,267
                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
   76,100  Flextronics International Ltd.(1)               790,679
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 3.0%
    9,400  Helmerich & Payne, Inc.                         505,250
   10,500  Schlumberger Ltd.                             1,055,775
    9,200  Transocean Inc.(1)                            1,356,632
                                                       -----------
                                                         2,917,657
                                                       -----------
FOOD & STAPLES RETAILING -- 4.0%
   25,000  Costco Wholesale Corp.                        1,781,250
   35,400  Wal-Mart Stores, Inc.                         2,052,492
                                                       -----------
                                                         3,833,742
                                                       -----------
FOOD PRODUCTS -- 0.8%
    1,600  Nestle SA ORD                                   767,716
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.2%
   25,800  Baxter International Inc.                     1,607,856
   24,500  Becton, Dickinson & Co.                       2,190,300
   10,900  C.R. Bard, Inc.                               1,026,453
   24,700  DENTSPLY International Inc.                     960,089
    5,100  Gen-Probe Inc.(1)                               287,436
    4,300  Idexx Laboratories, Inc.(1)                     228,760
    2,200  Intuitive Surgical Inc.(1)                      636,372
   20,100  Medtronic, Inc.                                 978,468
                                                       -----------
                                                         7,915,734
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.9%
    8,100  Laboratory Corp. of America Holdings(1)         612,522
    9,000  VCA Antech Inc.(1)                              291,330
                                                       -----------
                                                           903,852
                                                       -----------

------
7

NT Growth

Shares                                                       Value

HOTELS, RESTAURANTS & LEISURE -- 1.3%
   36,600  Darden Restaurants, Inc.                    $ 1,302,228
                                                       -----------
HOUSEHOLD DURABLES -- 0.8%
   14,000  KB Home(2)                                      315,000
    6,000  Mohawk Industries Inc.(1)(2)                    457,140
                                                       -----------
                                                           772,140
                                                       -----------
HOUSEHOLD PRODUCTS -- 1.3%
   18,500  Procter & Gamble Co. (The)                    1,240,425
                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.4%
   10,600  General Electric Co.                            346,620
                                                       -----------
INSURANCE -- 1.1%
   19,700  Chubb Corp.                                   1,043,510
                                                       -----------
INTERNET & CATALOG RETAIL -- 0.5%
    4,000  priceline.com Inc.(1)(2)                        510,560
                                                       -----------
INTERNET SOFTWARE & SERVICES -- 0.9%
    1,500  Google Inc. Cl A(1)                             861,435
                                                       -----------
IT SERVICES -- 1.3%
    6,200  Global Payments Inc.                            274,412
   11,172  Visa Inc. Cl A(1)                               932,303
                                                       -----------
                                                         1,206,715
                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.3%
    3,000  Illumina, Inc.(1)                               233,670
   11,400  QIAGEN N.V.(1)                                  253,194
   30,500  Thermo Fisher Scientific Inc.(1)              1,765,035
                                                       -----------
                                                         2,251,899
                                                       -----------
MACHINERY -- 3.0%
    4,600  Caterpillar Inc.                                376,648
   18,500  Eaton Corp.                                   1,625,040
    8,857  Valmont Industries, Inc.                        872,060
                                                       -----------
                                                         2,873,748
                                                       -----------
MEDIA -- 1.9%
   47,700  Viacom Inc. Cl B(1)                           1,833,588
                                                       -----------
METALS & MINING -- 1.6%
   13,600  Freeport-McMoRan Copper & Gold, Inc.          1,547,000
                                                       -----------
MULTILINE RETAIL -- 1.1%
   48,500  Family Dollar Stores, Inc.                    1,037,900
                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 6.4%
   16,000  Apache Corp.                                  2,154,880
   18,400  Devon Energy Corp.                            2,086,560
    1,900  EOG Resources Inc.                              247,912
   27,850  XTO Energy Inc.                               1,722,801
                                                       -----------
                                                         6,212,153
                                                       -----------

Shares                                                       Value

PHARMACEUTICALS -- 3.3%
   34,100  Allergan, Inc.                              $ 1,922,217
   18,900  Novo Nordisk AS B Shares ORD(2)               1,302,984
                                                       -----------
                                                         3,225,201
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
    5,200  Digital Realty Trust Inc.                       201,500
   10,800  Weingarten Realty Investors                     398,412
                                                       -----------
                                                           599,912
                                                       -----------
ROAD & RAIL -- 0.4%
    2,600  Union Pacific Corp.                             377,494
                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
   26,100  Altera Corp.                                    555,408
   20,800  Applied Materials, Inc.                         388,128
   81,300  Intel Corp.                                   1,809,738
   47,700  Linear Technology Corp.                       1,667,592
    7,100  MEMC Electronic Materials Inc.(1)               447,087
   24,800  Xilinx, Inc.                                    614,296
                                                       -----------
                                                         5,482,249
                                                       -----------
SOFTWARE -- 4.3%
    8,500  Electronic Arts Inc.(1)                         437,495
   76,100  Microsoft Corp.                               2,170,372
   38,400  Oracle Corp.(1)                                 800,640
   12,100  Salesforce.com Inc.(1)                          807,433
                                                       -----------
                                                         4,215,940
                                                       -----------
SPECIALTY RETAIL -- 3.8%
   16,300  Advance Auto Parts, Inc.                        565,284
   51,200  Lowe's Companies, Inc.                        1,289,728
   11,500  TJX Companies, Inc. (The)                       370,530
   43,400  Urban Outfitters Inc.(1)                      1,486,450
                                                       -----------
                                                         3,711,992
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
   32,100  American Tower Corp. Cl A(1)                  1,393,782
                                                       -----------
TOTAL COMMON STOCKS
(Cost $86,639,995)                                      96,401,505
                                                       -----------

------
8

NT Growth

                                                             Value

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Bank of America Securities,
LLC, (collateralized by various U.S. Treasury
obligations, 0.625%, 4/15/13, valued at $816,498),
in a joint trading account at 1.92%, dated 4/30/08,
due 5/1/08 (Delivery value $800,043) (Cost
$800,000)                                                $ 800,000
                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(3) --
1.5%

Repurchase Agreement, Barclays Capital Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.98%, dated 4/30/08, due 5/1/08 (Delivery
value $300,093)                                            300,076

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.99%, dated 4/30/08, due 5/1/08 (Delivery
value $285,016)                                            285,000

Repurchase Agreement, Deutsche Bank Securities
Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 1.97%, dated 4/30/08, due 5/1/08
(Delivery value $285,016)                                  285,000

                                                             Value

Repurchase Agreement, Lehman Brothers Inc. / Lehman
Brothers Commercial Paper Inc., (collateralized by
various U.S. Government Agency obligations in a
pooled account at the lending agent), 2.39%, dated
4/30/08, due 5/1/08 (Delivery value $285,019)            $ 285,000

Repurchase Agreement, Morgan Stanley & Co. Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 1.97%, dated 4/30/08, due 5/1/08 (Delivery
value $285,016)                                            285,000
                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES
LENDING COLLATERAL
(Cost $1,440,076)                                        1,440,076
                                                       -----------
TOTAL INVESTMENT SECURITIES -- 101.7%
(Cost $88,880,071)                                      98,641,581
                                                       -----------
OTHER ASSETS AND LIABILITIES -- (1.7)%                 (1,656,316)
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $96,985,265
                                                       ===========

Forward Foreign Currency Exchange Contracts
                             Settlement                Unrealized
     Contracts to Sell          Date         Value     Gain (Loss)

     549,920  CHF for USD      5/30/08     $ 531,140     $ 1,455
   4,074,840  DKK for USD      5/30/08      852,844        395
                                          ----------   ----------
                                          $1,383,984     $ 1,850
                                          ==========   ==========

(Value on Settlement Date $1,385,834)

Notes to Schedule of Investments

CHF = Swiss Franc

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
NT Vista

Total Returns as of April 30, 2008
                                                      Average Annual
                                                         Returns
                                                          Since         Inception
                              6 months(1)  1 year       Inception          Date
INSTITUTIONAL CLASS             -12.25%    11.21%         8.66%          5/12/06
RUSSELL MIDCAP GROWTH
INDEX(2)                        -8.44%     -1.93%         5.20%             --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

NT Vista

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended April 30
                                  2007*    2008
Institutional Class               5.90%   11.21%
Russell Midcap Growth Index      12.66%   -1.93%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
NT Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

In February, David Hollond left the NT Vista team to focus on the American
Century Giftrust, Heritage and VP Capital Appreciation funds.

PERFORMANCE SUMMARY

NT Vista returned -12.25%* for the six months ended April 30, 2008, lagging the -8.44% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity markets generally declined during the reporting period, as the subprime-mortgage-driven credit crisis spread to other areas of the economy, and rising energy and commodity prices increased inflation concerns. In this environment, mid-cap stocks outpaced their large- and small-cap counterparts, and mid-cap growth-oriented shares outperformed mid-cap value stocks.

Within the portfolio, effective security selection and an overweight allocation to the materials sector contributed positively to the portfolio's relative performance. But it wasn't enough to overcome the detrimental effect of individual security selection within the energy, information technology, and consumer discretionary sectors and an underweight position in energy.

NT Vista also maintained a significant allocation to foreign holdings. During the reporting period, these holdings detracted from portfolio returns.

CONSUMER DISCRETIONARY LAGGED

The consumer discretionary group also weighed on NT Vista's performance. The portfolio has benefited in the past from a stake in the hotels, restaurants and leisure group, where we focused on several casinos and makers of slot machines. During the reporting period, though, this group -- including holding
Las Vegas Sands -- suffered traffic declines and detracted from performance.

INDUSTRIALS CONTRIBUTED, BUT CERTAIN HOLDINGS LAGGED

In the industrials sector, the portfolio held an overweight position in machinery company Flowserve. A maker of pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries, Flowserve was the largest contributor to portfolio performance for the reporting period as its share price gained 58%.

Elsewhere within the industrials sector, we maintained an overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders in global aviation. But during the reporting period, this group lost

Top Ten Holdings as of April 30, 2008
                                      % of         % of
                                   net assets   net assets
                                      as of        as of
                                     4/30/08     10/31/07
Owens-Illinois Inc.                   5.4%         2.2%
Flowserve Corp.                       3.8%         1.2%
Thermo Fisher Scientific Inc.         3.0%         3.4%
Monsanto Co.                          2.8%         2.1%
SBA Communications Corp. Cl A         2.5%         2.4%
MasterCard Inc. Cl A                  2.3%         0.9%
AGCO Corp.                            2.3%         2.5%
Medco Health Solutions Inc.           2.2%         2.1%
Express Scripts, Inc.                 2.2%         2.9%
Aflac Inc.                            2.2%          --

*Total returns for periods less than one year are not annualized.

------
12

NT Vista

ground amid market volatility and investor nervousness. BE Aerospace and
Precision Castparts, in particular, declined 19% and 21%, respectively, and detracted from portfolio performance.

MATERIALS CONTRIBUTED

A higher standard of living in emerging-market countries, lower availability of farmland, and greater global focus on biofuels translated into growing global demand for agriculture. This increased demand in turn led to a corresponding rise in commodities prices that benefited select chemicals companies within the materials sector during the reporting period.

Notably, Monsanto -- a producer of genetically modified corn seed -- benefited from escalating corn prices. Not a constituent of the benchmark, Monsanto was a substantial contributor to relative performance. Also within the materials sector, fertilizer company Mosaic was a contributor to absolute and relative portfolio returns as the company continued to benefit from secularly higher demand in the fertilizer market.

Owens-Illinois -- NT Vista's largest holding -- was a meaningful positive contributor to performance, as the packaging giant was one of the rare companies to sharply exceed earnings estimates in the reporting period. For the first quarter of 2008 in particular, the company's earnings more than tripled as it benefited from increased prices, an improved product mix, and manufacturing efficiencies.

OUTLOOK

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite the volatility and the market's tilt away from momentum-style investing during the course of the reporting period, we find the current environment accommodating to our disciplined, consistent style. Our process of identifying companies with accelerating growth and price momentum continues to identify opportunities, particularly among companies with exposure to commodities in the global economy.

Top Five Industries as of April 30, 2008
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                                4/30/08     10/31/07
Semiconductors & Semiconductor Equipment         7.8%         6.2%
Machinery                                        7.4%         5.4%
Chemicals                                        6.0%         3.8%
Oil, Gas & Consumable Fuels                      5.9%          --
Containers & Packaging                           5.4%         2.2%

Types of Investments in Portfolio
                                                 % of             % of
                                              net assets       net assets
                                                 as of           as of
                                                4/30/08         10/31/07
Domestic Common Stocks                           82.7%           88.1%
Foreign Common Stocks(1)                         14.4%           10.2%
TOTAL COMMON STOCKS                              97.1%           98.3%
Temporary Cash Investments                       2.0%              --
Other Assets and Liabilities                     0.9%             1.7%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
NT Vista

APRIL 30, 2008 (UNAUDITED)

Shares                                                        Value

Common Stocks -- 97.1%

AEROSPACE & DEFENSE -- 3.3%
    4,100  Alliant Techsystems Inc.(1)                    $ 450,016
   20,321  BE Aerospace, Inc.(1)                            820,156
    1,991  Precision Castparts Corp.                        234,062
                                                        -----------
                                                          1,504,234
                                                        -----------
AUTO COMPONENTS -- 0.8%
   23,300  ArvinMeritor, Inc.                               348,102
                                                        -----------
BIOTECHNOLOGY -- 3.3%
    8,000  Alexion Pharmaceuticals Inc.(1)                  563,040
   16,700  BioMarin Pharmaceutical Inc.(1)                  608,882
    9,100  CSL Ltd. ORD                                     341,504
                                                        -----------
                                                          1,513,426
                                                        -----------
CAPITAL MARKETS -- 2.0%
    2,300  BlackRock, Inc.                                  464,117
    5,800  FCStone Group, Inc.(1)                           240,236
    3,000  Northern Trust Corp.                             222,330
                                                        -----------
                                                            926,683
                                                        -----------
CHEMICALS -- 6.0%
    3,946  Intrepid Potash, Inc.(1)                         187,396
   11,070  Monsanto Co.                                   1,262,200
    3,400  Mosaic Co. (The)(1)                              416,534
    2,853  Syngenta AG ORD                                  852,485
                                                        -----------
                                                          2,718,615
                                                        -----------
COMMERCIAL BANKS -- 0.5%
    2,800  Credicorp Ltd.                                   225,008
                                                        -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
   11,300  FTI Consulting, Inc.(1)                          723,200
                                                        -----------
COMMUNICATIONS EQUIPMENT -- 0.5%
   16,200  JDS Uniphase Corp.(1)                            231,822
                                                        -----------
COMPUTERS & PERIPHERALS -- 0.7%
    1,700  Apple Inc.(1)                                    295,715
                                                        -----------
CONSTRUCTION & ENGINEERING -- 3.7%
   14,740  Foster Wheeler Ltd.(1)                           938,791
   20,106  Quanta Services, Inc.(1)                         533,613
    4,400  Shaw Group Inc. (The)(1)                         217,448
                                                        -----------
                                                          1,689,852
                                                        -----------
CONTAINERS & PACKAGING -- 5.4%
   44,100  Owens-Illinois Inc.(1)                         2,432,116
                                                        -----------

Shares                                                        Value

DIVERSIFIED CONSUMER SERVICES -- 0.9%
    5,200  DeVry Inc.                                     $ 296,400
    1,500  ITT Educational Services Inc.(1)                 114,990
                                                        -----------
                                                            411,390
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
    2,052  Nasdaq Stock Market, Inc. (The)(1)                74,795
                                                        -----------
ELECTRICAL EQUIPMENT -- 3.8%
    2,800  First Solar Inc.(1)                              817,572
   18,300  JA Solar Holdings Co., Ltd. ADR(1)               439,383
    4,100  Vestas Wind Systems AS ORD(1)                    450,191
                                                        -----------
                                                          1,707,146
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
    2,435  Molex Inc.                                        69,105
                                                        -----------
ENERGY EQUIPMENT & SERVICES -- 4.3%
    1,706  Core Laboratories N.V.(1)                        213,728
    7,696  Dresser-Rand Group Inc.(1)                       281,443
    4,800  Helmerich & Payne, Inc.                          258,000
   11,700  Patterson-UTI Energy Inc.                        326,898
   11,000  Weatherford International Ltd.(1)                887,369
                                                        -----------
                                                          1,967,438
                                                        -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
    5,900  Community Health Systems Inc.(1)                 221,427
   14,432  Express Scripts, Inc.(1)                       1,010,529
   20,400  Medco Health Solutions Inc.(1)                 1,010,616
                                                        -----------
                                                          2,242,572
                                                        -----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
    2,486  Panera Bread Co. Cl A(1)                         129,918
    7,820  WMS Industries Inc.(1)                           283,006
                                                        -----------
                                                            412,924
                                                        -----------
HOUSEHOLD DURABLES -- 0.5%
    6,100  Tupperware Brands Corp.                          240,340
                                                        -----------
INDUSTRIAL CONGLOMERATES -- 1.0%
    8,492  McDermott International, Inc.(1)                 455,001
                                                        -----------

------
14

NT Vista

Shares                                                        Value

INSURANCE -- 2.2%
   15,000  Aflac Inc.                                   $ 1,000,050
                                                        -----------
INTERNET & CATALOG RETAIL -- 1.0%
    3,500  priceline.com Inc.(1)                            446,740
                                                        -----------
INTERNET SOFTWARE & SERVICES -- 1.2%
    6,700  Mercadolibre Inc.(1)                             338,886
    6,000  VeriSign, Inc.(1)                                216,300
                                                        -----------
                                                            555,186
                                                        -----------
IT SERVICES -- 2.3%
    3,800  MasterCard Inc. Cl A                           1,057,008
                                                        -----------
LIFE SCIENCES TOOLS & SERVICES -- 5.2%
    2,700  Covance Inc.(1)                                  226,233
    5,000  Invitrogen Corp.(1)                              467,850
   11,800  Parexel International Corp.(1)                   299,720
   23,400  Thermo Fisher Scientific Inc.(1)               1,354,158
                                                        -----------
                                                          2,347,961
                                                        -----------
MACHINERY -- 7.4%
   17,514  AGCO Corp.(1)                                  1,053,117
    4,600  Bucyrus International, Inc.                      579,278
   14,000  Flowserve Corp.                                1,737,260
                                                        -----------
                                                          3,369,655
                                                        -----------
METALS & MINING -- 3.1%
    4,500  Agnico-Eagle Mines Ltd.                          281,025
    5,900  Cia Siderurgica Nacional SA ADR                  254,585
    2,800  Cleveland-Cliffs Inc.                            449,120
    1,500  Mechel OAO ADR(1)                                218,700
    9,600  Timminco Ltd. ORD(1)                             185,997
                                                        -----------
                                                          1,389,427
                                                        -----------
OIL, GAS & CONSUMABLE FUELS -- 5.9%
   12,800  Alpha Natural Resources, Inc.(1)                 622,720
    7,800  Consol Energy Inc.                               631,488
    3,700  Foundation Coal Holdings, Inc.                   221,926
    9,700  Quicksilver Resources Inc.(1)                    402,453
   10,200  Southwestern Energy Co.(1)                       431,562
    4,600  Ultra Petroleum Corp.(1)                         382,122
                                                        -----------
                                                          2,692,271
                                                        -----------
PERSONAL PRODUCTS -- 1.4%
    8,300  Avon Products, Inc.                              323,866
    7,500  Herbalife Ltd.                                   328,350
                                                        -----------
                                                            652,216
                                                        -----------

   Shares                                                     Value

ROAD & RAIL -- 2.5%
    8,900  CSX Corp.                                      $ 560,255
    7,600  Kansas City Southern Industries, Inc.(1)         342,608
    1,700  Union Pacific Corp.                              246,823
                                                        -----------
                                                          1,149,686
                                                        -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.8%
   15,500  Altera Corp.                                     329,840
   10,500  Applied Materials, Inc.                          195,930
    8,500  Broadcom Corp. Cl A(1)                           220,660
    7,700  Intersil Corp. Cl A                              205,744
    6,700  Linear Technology Corp.                          234,232
   12,000  MEMC Electronic Materials Inc.(1)                755,641
   19,500  Microsemi Corp.(1)                               477,750
   44,500  PMC-Sierra, Inc.(1)                              345,765
   34,200  Teradyne, Inc.(1)                                454,518
   13,300  Xilinx, Inc.                                     329,441
                                                        -----------
                                                          3,549,521
                                                        -----------
SOFTWARE -- 3.3%
   32,000  Activision, Inc.(1)                              865,600
   10,803  Informatica Corp.(1)                             172,416
    6,700  McAfee Inc.(1)                                   222,775
      400  Nintendo Co., Ltd. ORD                           219,626
                                                        -----------
                                                          1,480,417
                                                        -----------
SPECIALTY RETAIL -- 5.2%
    8,900  Aeropostale Inc.(1)                              282,931
   15,700  GameStop Corp. Cl A(1)                           864,128
    5,300  Guess?, Inc.                                     202,884
    4,700  J. Crew Group, Inc.(1)                           223,250
    3,090  Tractor Supply, Co.(1)                           109,880
   20,200  Urban Outfitters Inc.(1)                         691,850
                                                        -----------
                                                          2,374,923
                                                        -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
      570  Deckers Outdoor Corp.(1)                          78,700
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 3.9%
   11,700  MetroPCS Communications, Inc.(1)                 229,788
    9,364  NII Holdings, Inc.(1)                            428,309
   34,702  SBA Communications Corp. Cl A(1)               1,122,263
                                                        -----------
                                                          1,780,360
                                                        -----------
TOTAL COMMON STOCKS
(Cost $35,539,058)                                       44,113,605
                                                        -----------

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15

NT Vista

                                                              Value

Temporary Cash Investments -- 2.0%

Repurchase Agreement, Bank of America Securities,
LLC, (collateralized by various U.S. Treasury
obligations, 0.625%, 4/15/13, valued at $918,561),
in a joint trading account at 1.92%, dated 4/30/08,
due 5/1/08 (Delivery value $900,048) (Cost $900,000)      $ 900,000
                                                        -----------
TOTAL INVESTMENT SECURITIES -- 99.1%
(Cost $36,439,058)                                      $45,013,605
                                                        -----------
OTHER ASSETS AND LIABILITIES -- 0.9%                        417,393
                                                        -----------
TOTAL NET ASSETS -- 100.0%                              $45,430,998
                                                        ===========

Forward Foreign Currency Exchange Contracts
                              Settlement                Unrealized
     Contracts to Sell           Date         Value     Gain (Loss)
      215,670  AUD for USD      5/30/08     $ 202,661    $ (1,020)
      147,840  CAD for USD      5/30/08      146,700      (1,296)
      695,561  CHF for USD      5/30/08      671,807       1,885
    1,685,920  DKK for USD      5/30/08      352,855        170
   11,340,000  JPY for USD      5/30/08      109,240       (90)
                                           ----------   ----------
                                           $1,483,263     $ (351)
                                           ==========   ==========

(Value on Settlement Date $1,482,912)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                                   Ending     Expenses Paid
                   Beginning      Account     During Period*
                 Account Value     Value        11/1/07 -      Annualized Expense
                    11/1/07       4/30/08        4/30/08             Ratio*

NT Growth -- Institutional Class
Actual              $1,000        $939.80         $3.86              0.80%
Hypothetical        $1,000       $1,020.89        $4.02              0.80%

NT Vista -- Institutional Class
Actual              $1,000        $877.50         $3.78              0.81%
Hypothetical        $1,000       $1,020.84        $4.07              0.81%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
18

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)

                                                           NT Growth      NT Vista

ASSETS

Investment securities, at value (cost of $87,439,995
and $36,439,058, respectively) -- including
$1,401,099 and $-- of securities on loan, respectively   $97,201,505   $45,013,605

Investments made with cash collateral received for
securities on loan, at value (cost of $1,440,076 and
$--, respectively)                                         1,440,076            --
                                                         -----------   -----------
Total investment securities, at value (cost of
$88,880,071 and $36,439,058, respectively)                98,641,581    45,013,605

Cash                                                          37,415        87,030

Receivable for investments sold                            1,413,592     1,327,879

Receivable for forward foreign currency exchange
contracts                                                      1,850         2,055

Dividends and interest receivable                             46,311        22,249
                                                         -----------   -----------
                                                         100,140,749    46,452,818
                                                         -----------   -----------

LIABILITIES

Payable for collateral received for securities on loan     1,440,076            --

Payable for investments purchased                          1,654,366       990,555

Payable for forward foreign currency exchange
contracts                                                         --         2,406

Accrued management fees                                       61,042        28,859
                                                         -----------   -----------
                                                           3,155,484     1,021,820
                                                         -----------   -----------

NET ASSETS                                               $96,985,265   $45,430,998
                                                         ===========   ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                               100,000,000   100,000,000
                                                         ===========   ===========
Outstanding                                                8,417,265     3,867,317
                                                         ===========   ===========

NET ASSET VALUE PER SHARE                                     $11.52        $11.75
                                                         ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                  $87,208,509   $37,100,328

Accumulated undistributed net investment income (loss)       112,284      (69,336)

Accumulated net realized loss on investment and
foreign currency transactions                               (99,417)     (173,556)

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                                 9,763,889     8,573,562
                                                         -----------   -----------
                                                         $96,985,265   $45,430,998
                                                         ===========   ===========

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

                                                          NT Growth       NT Vista

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $5,342
and $3,149, respectively)                                 $ 476,111       $ 71,438

Interest                                                     15,075         22,257

Securities lending, net                                      14,080             --
                                                       ------------   ------------
                                                            505,266         93,695
                                                       ------------   ------------

EXPENSES:

Management fees                                             337,706        162,161

Directors' fees and expenses                                    957            457

Other expenses                                                  965          2,334
                                                       ------------   ------------
                                                            339,628        164,952
                                                       ------------   ------------

NET INVESTMENT INCOME (LOSS)                                165,638       (71,257)
                                                       ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investments transactions                                    213,951         83,940

Foreign currency transactions                              (88,079)       (91,038)
                                                       ------------   ------------
                                                            125,872        (7,098)
                                                       ------------   ------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                             (4,842,405)    (4,803,082)

Translation of assets and liabilities in foreign
currencies                                                    5,296          2,247
                                                       ------------   ------------
                                                        (4,837,109)    (4,800,835)
                                                       ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                 (4,711,237)    (4,807,933)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                        $(4,545,599)   $(4,879,190)
                                                       ============   ============

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007

                                            NT Growth                     NT Vista
Increase (Decrease) in
Net Assets                        2008           2007          2008           2007

OPERATIONS

Net investment income
(loss)                       $ 165,638      $ 252,008    $ (71,257)    $ (123,658)

Net realized gain (loss)       125,872      4,588,508       (7,098)      3,240,562

Change in net
unrealized appreciation
(depreciation)             (4,837,109)     10,299,415   (4,800,835)     11,596,277
                           -----------   ------------   -----------   ------------
Net increase (decrease)
in net assets resulting
from operations            (4,545,599)     15,139,931   (4,879,190)     14,713,181
                           -----------   ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                       (194,614)      (175,726)            --             --

From net realized gains    (3,783,853)             --      (87,218)             --
                           -----------   ------------   -----------   ------------
Decrease in net assets
from distributions         (3,978,467)      (175,726)      (87,218)             --
                           ===========   ============   ===========   ============

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                        23,822,586     31,876,693    11,847,269     16,758,304

Payments for shares
redeemed                   (6,759,069)   (17,377,762)   (6,102,086)   (12,497,498)
                           -----------   ------------   -----------   ------------
Net increase (decrease)
in net assets from
capital share
transactions                17,063,517     14,498,931     5,745,183      4,260,806
                           -----------   ------------   -----------   ------------

NET INCREASE (DECREASE)
IN NET ASSETS                8,539,451     29,463,136       778,775     18,973,987

NET ASSETS

Beginning of period         88,445,814     58,982,678    44,652,223     25,678,236
                           -----------   ------------   -----------   ------------
End of period              $96,985,265    $88,445,814   $45,430,998    $44,652,223
                           ===========   ============   ===========   ============

Accumulated
undistributed net
investment income (loss)      $112,284       $141,260     $(69,336)         $1,921
                           ===========   ============   ===========   ============

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                         2,099,436      2,849,265     1,017,464      1,590,776

Redeemed                     (555,385)    (1,555,417)     (477,205)    (1,118,215)
                           -----------   ------------   -----------   ------------
Net increase (decrease)
in shares of the funds       1,544,051      1,293,848       540,259        472,561
                           ===========   ============   ===========   ============

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT Growth Fund (NT Growth) and NT
Vista Fund (NT Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. NT Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry
Classification Standard for the tobacco industry. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
22

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

SECURITIES ON LOAN -- NT Growth may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. NT Growth continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all

------
23

of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for NT Growth ranges from 0.60% to 0.80%. The effective annual management fee for NT Growth for the six months ended April
30, 2008 was 0.80%. The annual management fee for NT Vista is 0.80%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. NT Growth has a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2008, were as follows:

                          NT Growth     NT Vista
Purchases                $77,595,306   $37,346,595
Proceeds from sales      $64,218,985   $32,395,943

4. SECURITIES LENDING

As of April 30, 2008, securities in NT Growth valued at $1,401,099 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received for NT Growth, at this date, was $1,440,076. NT Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the NT Growth may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2008.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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24

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                           NT Growth      NT Vista

Federal tax cost of investments                          $90,073,477   $36,751,606
                                                         ===========   ===========

Gross tax appreciation of investments                    $11,086,735    $8,820,192

Gross tax depreciation of investments                    (2,518,631)     (558,193)
                                                         -----------   -----------

Net tax appreciation (depreciation) of investments        $8,568,104    $8,261,999
                                                         ===========   ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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25

FINANCIAL HIGHLIGHTS
NT Growth

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                      2008(1)      2007    2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                   $12.87    $10.57     $10.00
                                                     --------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)                            0.02      0.04       0.01

 Net Realized and Unrealized Gain (Loss)               (0.78)      2.29       0.56
                                                     --------   -------   --------
 Total From Investment Operations                      (0.76)      2.33       0.57
                                                     --------   -------   --------
Distributions

 From Net Investment Income                            (0.03)    (0.03)         --

 From Net Realized Gains                               (0.56)        --         --
                                                     --------   -------   --------
 Total Distributions                                   (0.59)    (0.03)         --
                                                     --------   -------   --------
Net Asset Value, End of Period                         $11.52    $12.87     $10.57
                                                     ========   =======   ========

TOTAL RETURN(3)                                       (6.02)%    22.12%      5.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    0.80%(4)     0.80%   0.80%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           0.39%(4)     0.35%   0.36%(4)

Portfolio Turnover Rate                                   75%      140%        57%

Net Assets, End of Period (in thousands)              $96,985   $88,446    $58,983

(1) Six months ended April 30, 2008 (unaudited).

(2) May 12, 2006 (fund inception) through October 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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26

NT Vista

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                    2008(1)      2007      2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $13.42     $9.00       $10.00
                                                   --------   -------     --------
Income From Investment Operations

 Net Investment Income (Loss)                        (0.02)    (0.04)       (0.01)

 Net Realized and Unrealized Gain (Loss)             (1.62)      4.46       (0.99)
                                                   --------   -------     --------
 Total From Investment Operations                    (1.64)      4.42       (1.00)
                                                   --------   -------     --------
Distributions

 From Net Realized Gains                             (0.03)        --           --
                                                   --------   -------     --------
Net Asset Value, End of Period                       $11.75    $13.42        $9.00
                                                   ========   =======     ========

TOTAL RETURN(3)                                    (12.25)%    49.11%     (10.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             0.81%(4)     0.80%     0.80%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               (0.35)%(4)   (0.36)%   (0.27)%(4)

Portfolio Turnover Rate                                 82%      147%         109%

Net Assets, End of Period (in thousands)            $45,431   $44,652      $25,678

(1) Six months ended April 30, 2008 (unaudited).

(2) May 12, 2006 (fund inception) through October 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
29

NOTES

------
30

NOTES

------
31

NOTES

------
32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .       1-800-345-2021 or
                                                             816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT
PLANS . . . . . . . . . . . . . . . . . . .                  1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60506N

[front cover]

SEMIANNUAL REPORT
APRIL 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY-MASON STREET MID CAP GROWTH FUND
AMERICAN CENTURY-MASON STREET SMALL CAP GROWTH FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American
Century®-Mason Street Mid Cap Growth and Small Cap Growth funds for the six months ended April 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

MID CAP GROWTH

SMALL CAP GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     41
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     42

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

VOLATILITY UP, STOCKS DOWN

The six months ended April 30, 2008 saw stocks produce negative returns as market volatility surged in the wake of the subprime credit crisis. In terms of the economy, tighter credit and the slumping housing market hurt consumer spending and confidence, leading many economists to suggest we're already in recession. Meanwhile, mounting losses hurt the banks, brokers, and other big institutional players important for the functioning of the financial markets.

Facing dual economic and financial crises, the Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. That helped stocks rebound, with many analysts suggesting that the mid-March buy-out of investment bank Bear Stearns -- in a deal arranged by the Fed -- put a floor under the market.

RETURNS BY SIZE, STYLE MIXED

Performance by size and style was mixed (see the accompanying table), reflecting the volatile trading during the period, when corporate earnings estimates were revised down sharply. Looking at returns by sector, energy shares were the only segment to produce positive results during the six months. At the other end of the spectrum, credit-related losses took a big bite out of earnings for financials stocks, which performed worst. Consumer discretionary shares also lagged badly, as did information technology stocks, which suffered from poor pricing and demand trends for chips and some consumer-related tech goods.

OPPORTUNITY AMID VOLATILITY

Despite the uncertainty surrounding the economy, we think growth-oriented stocks can perform well relative to value as proven earnings growth becomes scarce during economic slowdowns. And while we don't see an end to market volatility anytime soon, we view this dynamic as a natural part of the investing cycle -- and one that presents us with opportunities to build positions in what we believe are high-quality companies trading at attractive prices. Indeed, investors should rest assured that we're finding no shortage of companies demonstrating sustained earnings growth and business improvement.

U.S. Stock Index Returns
For the six months ended April 30, 2008*

RUSSELL 1000 INDEX (LARGE-CAP)              -9.54%
Russell 1000 Growth Index                   -9.28%
Russell 1000 Value Index                    -9.83%
RUSSELL MIDCAP INDEX                        -8.77%
Russell Midcap Growth Index                 -8.44%
Russell Midcap Value Index                  -9.20%
RUSSELL 2000 INDEX (SMALL-CAP)             -12.92%
Russell 2000 Growth Index                  -14.14%
Russell 2000 Value Index                   -11.55%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Mid Cap Growth

Total Returns as of April 30, 2008
                                                  Average Annual Returns
                          6                              10        Since     Inception
                          months(1)    1 year   5 years  years   Inception      Date

A CLASS(2)
 No sales charge*           -9.00%     3.97%    11.17%   5.81%     9.37%
 With sales charge*        -14.24%     -1.99%    9.87%   5.18%     8.79%      3/31/97

RUSSELL MIDCAP GROWTH
INDEX(3)                    -8.44%     -1.93%   15.29%   5.75%     8.71%         --

S&P MIDCAP
400 INDEX(3)                -6.95%     -2.76%   15.20%   9.64%     12.82%        --

Investor Class              -8.89%     4.25%      --       --      3.72%       4/3/06

Institutional Class         -8.80%     4.46%      --       --      3.92%       4/3/06

B Class(2)
 No sales charge*           -9.32%     3.28%    10.47%   5.11%     8.65%
 With sales charge*        -14.32%     -0.72%   10.33%   5.11%     8.65%      3/31/97

C Class
 No sales charge*           -9.31%     3.22%      --       --      2.69%
 With sales charge*        -10.13%     3.22%      --       --      2.69%       4/3/06

R Class                     -9.11%     3.70%      --       --      3.19%       4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Mid Cap Growth acquired all the net assets of the Mason Street Aggressive
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Aggressive
Growth Stock Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Mid Cap Growth

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1998*

One-Year Returns Over 10 Years
Periods ended April 30
                      1999     2000      2001      2002      2003      2004    2005    2006     2007      2008

A Class (no sales
charge)**             3.76%   62.75%   -15.64%    -8.63%    -20.47%   23.58%  1.74%   26.45%    2.79%    3.97%

Russell Midcap
Growth Index         12.33%   53.02%   -29.47%   -15.01%    -16.67%   36.14%  7.05%   28.27%   11.13%    -1.93%

S&P MidCap
400 Index             6.43%   23.52%    7.04%     6.57%     -17.51%   34.45%  9.74%   28.32%   10.19%    -2.76%

*Mid Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Mid Cap Growth

Portfolio Managers: Jill Grueninger and Curt Ludwick

PERFORMANCE SUMMARY

Mid Cap Growth returned -9.00%* during the six months ended April 30, 2008. By comparison, the Russell MidCap Growth Index returned -8.44%. See page 3 for additional performance comparisons.

The portfolio's absolute return was driven by the stock market's negative results, led by information technology shares. The story is much the same when looking at performance relative to the benchmark -- information technology holdings were by far the leading detractors, while industrials and energy holdings contributed most.

INFORMATION TECHNOLOGY LAGGED

Stock selection in the information technology sector was the leading detractor from performance compared with the index. Holdings in the IT services, internet software & services, and communications equipment industries were all notable sources of weakness.

Five of the top-10 individual detractors for the six months resided in this sector, led by electronic payment processor VeriFone Holdings, which re-stated
earnings, taking a hit to growth and margins. Elsewhere in the sector, overweight positions in computer networking company Foundry Networks, internet advertiser ValueClick, and e-commerce software firm Digital River were notable detractors. These stocks are all good examples of a trend evident in the broader market -- generally speaking, high-momentum, high-valuation stocks that were winners for much of 2007 sold off aggressively in December and into the first quarter of 2008.

OTHER DETRACTORS

Chinese advertiser Focus Media Holdings was another notable detractor for the six-month reporting period that had been a leading contributor in 2007. The stock's success left it vulnerable to the sell-off that swept global markets during the last several months, so when the company reported a slowdown in its cell phone ad business, skittish traders bailed on the stock.

Another key detractor was an overweight position in bond insurer MBIA. We thought the company would benefit from the re-pricing of risk in the bond market -- the more conscious investors are of risk, the more demand and pricing power bond insurers should enjoy. Unfortunately, the firm experienced significant losses relating to the

Top Ten Holdings as of April 30, 2008
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             4/30/08     10/31/07

DaVita Inc.                                   2.9%         3.0%
Amphenol Corp. Cl A                           2.7%         1.9%
GameStop Corp. Cl A                           2.2%         2.6%
Express Scripts, Inc.                         2.2%         2.2%
Owens-Illinois Inc.                           2.2%         1.3%
Psychiatric Solutions, Inc.                   2.1%         1.6%
ValueClick Inc.                               2.0%         2.2%
Activision, Inc.                              2.0%         1.6%
Microchip Technology Inc.                     2.0%         1.6%
Cameron International Corp.                   1.9%         2.4%

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

------
5

Mid Cap Growth

subprime mortgage crisis. That had the big credit rating agencies, such as
Standard & Poor's and Moody's, reconsidering the company's AAA rating, limiting MBIA's future business prospects.

INDUSTRIALS CONTRIBUTED MOST

Industrial shares were the leading contributors to relative performance, led by positioning in the road & rail and air freight & logistics industries, as these shares rebounded after a difficult 2007. The leading contributor in this space was shipping and logistics firm C.H. Robinson Worldwide, which saw improvement across virtually all aspects of its business for the first quarter of 2008. It also benefited performance relative to the benchmark to avoid the poor-performing airline segment, which suffered from rising fuel costs and worries about exposure to a slowing economy.

OTHER NOTABLE CONTRIBUTORS

The portfolio also enjoyed positive contributions from energy and materials shares, the two sectors where our stock selection was most effective. The portfolio's energy holdings included overweight positions in Southwest Energy,
Range Resources, and SandRidge Energy -- three of the top-10 contributors for the period -- which were aided by surging natural gas prices and industry spending on exploration and production. The leading contributor in the materials sector was an overweight position in Owens-Illinois. The world's biggest glass bottle maker continued to make progress on its turnaround, and has benefited from shuttering excess capacity in the packaging industry.

OUTLOOK

Our investment process focuses on medium- and small-sized companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. We believe that strategy will generate outperformance over time versus the Russell MidCap Growth Index and our mid-cap growth peer group.

Despite the sharp volatility in the market in recent months, we're finding no shortage of companies that meet our investment criteria. As of April 30, 2008, we were finding opportunities in the health care and information technology segments.

Top Five Industries as of April 30, 2008
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             4/30/08     10/31/07
Health Care Providers & Services              9.1%         10.3%
Energy Equipment & Services                   7.2%         7.4%
Oil, Gas & Consumable Fuels                   6.0%         2.0%
Software                                      5.0%         5.6%
Capital Markets                               4.9%         5.0%

Types of Investments in Portfolio
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             4/30/08     10/31/07
Domestic Common Stocks and Futures            88.9%        91.2%
Foreign Common Stocks(1)                      6.8%         5.6%
TOTAL EQUITY EXPOSURE                         95.7%        96.8%
Short-Term Investments                        3.2%         3.0%
Other Assets and Liabilities                  1.1%         0.2%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SCHEDULE OF INVESTMENTS
Mid Cap Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 94.2%

AEROSPACE & DEFENSE -- 2.0%
       13,500  L-3 Communications Holdings, Inc.                       $ 1,504,575
       84,400  Spirit AeroSystems Holdings Inc. Cl A(1)                  2,461,948
                                                                      ------------
                                                                         3,966,523
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 2.9%
       58,400  C.H. Robinson Worldwide Inc.                              3,660,512
       43,220  Expeditors International of Washington, Inc.              2,013,620
                                                                      ------------
                                                                         5,674,132
                                                                      ------------
BIOTECHNOLOGY -- 1.2%
       35,800  Celgene Corp.(1)                                          2,224,612
                                                                      ------------
CAPITAL MARKETS -- 4.9%
       76,820  Investment Technology Group Inc.(1)                       3,707,333
       26,900  Northern Trust Corp.                                      1,993,559
        2,300  Raymond James Financial, Inc.                                66,171
       48,700  SEI Investments Co.                                       1,133,249
       45,900  T. Rowe Price Group Inc.                                  2,687,904
                                                                      ------------
                                                                         9,588,216
                                                                      ------------
CHEMICALS -- 1.3%
       27,630  Praxair, Inc.                                             2,522,895
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.3%
      122,100  Corrections Corp. of America(1)                           3,113,550
       41,450  Monster Worldwide Inc.(1)                                 1,008,479
       85,200  Ritchie Bros. Auctioneers Inc.                            2,125,740
       40,880  Stericycle Inc.(1)                                        2,182,174
                                                                      ------------
                                                                         8,429,943
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
      140,900  Foundry Networks, Inc.(1)                                 1,793,657
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.8%
       65,800  NetApp, Inc.(1)                                           1,592,360
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.7%
       22,400  Foster Wheeler Ltd.(1)                                    1,426,656
                                                                      ------------
CONTAINERS & PACKAGING -- 2.2%
       77,800  Owens-Illinois Inc.(1)                                    4,290,670
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 2.3%
       18,900  Apollo Group, Inc. Cl A(1)                                  962,010
       60,000  DeVry Inc.                                                3,420,000
                                                                      ------------
                                                                         4,382,010
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
        2,060  CME Group Inc.                                              942,347
       10,112  IntercontinentalExchange Inc.(1)                          1,568,877

Shares                                                                       Value
       11,700  Nymex Holdings Inc.                                     $ 1,083,420
                                                                      ------------
                                                                         3,594,644
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.7%
      111,920  Amphenol Corp. Cl A                                       5,168,466
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 7.2%
       76,200  Cameron International Corp.(1)                            3,751,326
       21,800  Diamond Offshore Drilling, Inc.                           2,733,938
       52,100  Nabors Industries Ltd.(1)                                 1,955,834
       40,000  National Oilwell Varco, Inc.(1)                           2,738,000
       36,800  Smith International, Inc.                                 2,815,568
                                                                      ------------
                                                                        13,994,666
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.8%
       39,000  Longs Drug Stores Corp.                                   1,562,340
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.5%
      109,270  Immucor, Inc.(1)                                          2,948,105
        7,800  Intuitive Surgical Inc.(1)                                2,256,228
       29,000  Mentor Corp.                                                848,830
       27,700  Mettler-Toledo International, Inc.(1)                     2,638,702
                                                                      ------------
                                                                         8,691,865
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 9.1%
      108,700  DaVita Inc.(1)                                            5,696,967
       61,600  Express Scripts, Inc.(1)                                  4,313,232
       38,515  Pediatrix Medical Group, Inc.(1)                          2,619,790
      115,395  Psychiatric Solutions, Inc.(1)                            4,005,360
       35,580  VCA Antech Inc.(1)                                        1,151,725
                                                                      ------------
                                                                        17,787,074
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.3%
       73,700  International Game Technology                             2,560,338
       74,200  Jack in the Box Inc.(1)                                   1,984,850
                                                                      ------------
                                                                         4,545,188
                                                                      ------------
INSURANCE -- 1.4%
       80,300  Assured Guaranty Ltd.                                     2,030,787
       62,000  MBIA Inc.                                                   644,800
                                                                      ------------
                                                                         2,675,587
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 2.0%
      195,980  ValueClick Inc.(1)                                        3,909,801
                                                                      ------------
IT SERVICES -- 4.7%
       17,000  Alliance Data Systems Corp.(1)                              975,970
       57,260  Cognizant Technology Solutions Corp. Cl A(1)              1,846,635
       72,100  Global Payments Inc.                                      3,191,146
       70,710  NeuStar, Inc. Cl A(1)                                     1,945,232
       98,200  VeriFone Holdings Inc.(1)                                 1,098,858
                                                                      ------------
                                                                         9,057,841
                                                                      ------------

------
7

Mid Cap Growth

Shares                                                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 1.3%
       45,200  Charles River Laboratories(1)                           $ 2,623,860
                                                                      ------------
MACHINERY -- 2.1%
       49,000  Harsco Corp.                                              2,907,170
       32,300  Manitowoc Co., Inc. (The)                                 1,221,586
                                                                      ------------
                                                                         4,128,756
                                                                      ------------
MEDIA -- 1.6%
       85,800  Focus Media Holding Ltd. ADR(1)                           3,165,162
                                                                      ------------
METALS & MINING -- 1.4%
       25,700  SPDR S&P Metals & Mining ETF                              1,960,910
       52,900  Titanium Metals Corp.                                       806,196
                                                                      ------------
                                                                         2,767,106
                                                                      ------------
MULTILINE RETAIL -- 2.8%
       87,000  Dollar Tree, Inc.(1)                                      2,749,200
       38,200  Kohl's Corp.(1)                                           1,866,070
       70,500  Saks Inc.(1)                                                917,205
                                                                      ------------
                                                                         5,532,475
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.0%
       33,700  Equitable Resources Inc.                                  2,236,669
       51,630  Range Resources Corporation                               3,427,199
       52,400  SandRidge Energy, Inc.(1)                                 2,367,432
       88,400  Southwestern Energy Co.(1)                                3,740,204
                                                                      ------------
                                                                        11,771,504
                                                                      ------------
PERSONAL PRODUCTS -- 1.1%
       97,600  Bare Escentuals Inc.(1)                                   2,226,256
                                                                      ------------
ROAD & RAIL -- 2.4%
       63,010  J.B. Hunt Transport Services, Inc.                        2,140,450
      143,500  Knight Transportation Inc.                                2,438,065
                                                                      ------------
                                                                         4,578,515
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.8%
       44,200  Broadcom Corp. Cl A(1)                                    1,147,432
       34,550  KLA-Tencor Corp.                                          1,509,144
      105,397  Microchip Technology Inc.                                 3,873,340
       58,700  NVIDIA Corp.(1)                                           1,206,285
       39,800  Varian Semiconductor Equipment Associates, Inc.(1)        1,457,874
                                                                      ------------
                                                                         9,194,075
                                                                      ------------

Shares                                                                       Value

SOFTWARE -- 5.0%
      144,297  Activision, Inc.(1)                                     $ 3,903,233
       24,900  Autodesk, Inc.(1)                                           946,200
       40,338  Citrix Systems, Inc.(1)                                   1,321,070
       59,400  FactSet Research Systems Inc.                             3,565,782
                                                                      ------------
                                                                         9,736,285
                                                                      ------------
SPECIALTY RETAIL -- 4.5%
      121,700  Collective Brands, Inc.(1)                                1,505,429
       78,900  GameStop Corp. Cl A(1)                                    4,342,656
       32,170  O'Reilly Automotive Inc.(1)                                 928,748
       57,600  Urban Outfitters Inc.(1)                                  1,972,800
                                                                      ------------
                                                                         8,749,633
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.1%
       44,300  MSC Industrial Direct Co. Cl A                            2,160,068
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $157,732,159)                                                    183,512,841
                                                                      ------------

Principal Amount

Short-Term Investments -- 3.2%

   $2,000,000  ConAgra Foods, Inc., 3.08%, 5/2/08 (Acquired
               4/18/08, Cost $1,997,604)(2)(3)                           1,999,698
    1,800,000  Devon Energy Corp., 2.87%, 5/1/08(3)                      1,799,865
      500,000  FNMA Discount Notes, 2.72%, 5/21/08(3)                      499,493
    2,000,000  Viacom Inc., 3.25%, 5/14/08 (Acquired 4/30/08, Cost
               $1,997,472)(2)(3)                                         1,997,762
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,296,727)                                                        6,296,818
                                                                      ------------

Short-Term Investments -- Segregated for Futures Contracts -- 1.5%

    3,000,000  New Center Asset Trust, 3.05%, 5/29/08(3)
(Cost $2,992,883)                                                        2,992,536
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $167,021,769)                                                    192,802,195
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     2,013,146
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $194,815,341
                                                                      ============

------
8

Mid Cap Growth

Futures Contracts
                                    Expiration    Underlying Face     Unrealized
       Contracts Purchased             Date       Amount at Value     Gain (Loss)

       6  S&P MidCap 400
          Index Futures             June 2008        $2,515,500        $182,066
                                                    ============     ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FNMA = Federal National Mortgage Association

SPDR = Standard and Poor's Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2008, was
$3,997,460, which represented 2.1% of total net assets.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

PERFORMANCE
Small Cap Growth

Total Returns as of April 30, 2008
                                                      Average Annual
                                                          Returns
                           6                                    Since     Inception
                           months(1)     1 year    5 years    Inception      Date

A CLASS(2)
 No sales charge*           -21.79%     -10.78%     10.40%      9.13%
 With sales charge*         -26.28%     -15.88%     9.10%       8.40%      7/12/99

RUSSELL 2000
GROWTH INDEX(3)             -14.14%      -6.71%     13.32%    2.15%(4)        --

S&P SMALLCAP
600 INDEX(3)                -11.60%      -9.04%     14.73%    9.22%(4)        --

Investor Class              -21.73%     -10.62%       --       -4.95%       4/3/06

Institutional Class         -21.65%     -10.46%       --       -4.76%       4/3/06

B Class(2)
 No sales charge*           -22.03%     -11.31%     9.71%       8.45%
 With sales charge*         -27.03%     -15.31%     9.57%       8.45%      7/12/99

C Class
 No sales charge*           -22.15%     -11.57%       --       -5.93%
 With sales charge*         -22.80%     -11.57%       --       -5.93%       4/3/06

R Class                     -21.94%     -11.10%       --       -5.44%       4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Small Cap Growth acquired all the net assets of the Mason Street Small Cap
Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Small Cap
Growth Stock Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 7/14/99, the date nearest the A Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.
Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

Small Cap Growth

Growth of $10,000 Over Life of Class

$10,000 investment made July 12, 1999

One-Year Returns Over Life of Class
Periods ended April 30
                      2000*     2001     2002      2003     2004     2005     2006      2007      2008

A Class (no sales
charge)**            73.88%    -9.33%    5.41%   -20.83%   34.30%    5.76%   31.66%    -1.65%   -10.78%

Russell 2000
Growth Index         22.64%   -24.85%   -8.52%   -23.50%   41.57%   -0.55%   36.13%    4.53%     -6.71%

S&P SmallCap 600
Index                 9.74%    8.09%    16.54%   -20.95%   39.94%   10.43%   31.39%    7.65%     -9.04%

*From 7/12/99, the A Class's inception date. Index data from 7/14/99, the date nearest the A Class's inception for which data are available. Not annualized.
Small Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.
Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

PORTFOLIO COMMENTARY
Small Cap Growth

Portfolio Managers: Bill Walker and Andy Eng

PERFORMANCE SUMMARY

Small Cap Growth returned -21.79%* during the six months ended April 30, 2008.
By comparison, the Russell 2000 Growth Index returned -14.14%. See page 10 for additional performance comparisons.

As measured by the Russell indexes, shown on page 2, small-cap growth stocks were the poorest-performing segment of the market. Within the small-cap space, only energy shares produced a positive return, and information technology (IT)
stocks performed worst. That goes a long way toward explaining the performance of the portfolio, whose largest industry exposure was to small-cap technology companies. Indeed, IT was by far the leading detractor from absolute and relative results. Consumer discretionary and financial shares were also notable detractors. In terms of positive contributors, stock selection aided relative performance across a number of sectors, led by industrial and consumer staples shares.

IT STOCKS DETRACTED MOST

Stock selection in the information technology sector detracted most from performance. Holdings in the internet software & services, software, communications equipment, and electronic equipment industries detracted most from relative results. Indeed, the sector was home to six of the top-10 individual detractors.

The general theme explaining the underperformance was company- or product-specific issues that led to disappointing revenues and/or profits.
Examples of significant detractors that fit this model are computer products reseller InsightEnterprises and SiRF Technology, which makes chips for global positioning devices. Insight reported disappointing third-quarter results, pushing out revenues into future quarters and seeing higher costs as the company continued to work to digest a late-2006 acquisition. SiRF underperformed as business conditions deteriorated, missing earnings targets, and losing market share. Other notable detractors in the sector were positions in Riverbed Technology, Limelight Networks, Aruba Networks, and ComScore.

CONSUMER DISCRETIONARY, FINANCIALS LAGGED

The consumer discretionary and financials sectors were other key areas of weakness because of stock selection. In the consumer discretionary space, positions in the textiles, apparel, and luxury goods, and hotels, restaurants, and leisure industries

Top Ten Holdings as of April 30, 2008
                                                % of         % of
                                             net assets   net assets
                                                as of        as of
                                               4/30/08     10/31/07

Oceaneering International, Inc.                 1.9%         1.4%
ICON plc ADR                                    1.8%          --
Bucyrus International, Inc.                     1.7%         1.1%
Arena Resources Inc.                            1.7%          --
Sohu.com Inc.                                   1.7%         1.5%
Pediatrix Medical Group, Inc.                   1.7%         1.4%
Axsys Technologies, Inc.                        1.6%         0.9%
Central European Distribution Corp.             1.5%         1.3%
Warnaco Group Inc. (The)                        1.5%          --
Masimo Corp.                                    1.5%         0.9%

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.
Total returns for periods less than one year are not annualized.

------
12

Small Cap Growth

detracted most. The leading detractor in this space was fitness, spa, and resort operator Life Time Fitness, which experienced slower enrollment growth and guided future business expectations lower.

Financials detracted behind an underweight position and stock selection among real estate investment trusts. REITs rebounded after a difficult 2007, and we were underrepresented in the industry. What's more, one of the stocks we did hold in this space underperformed -- MFA Mortgage Investments. The stock sold off after news of liquidity problems at a competitor; however, we believe MFA itself remains a well-capitalized, attractive business.

LEADING CONTRIBUTORS

Industrial shares were far and away the leading contributors to relative performance, driven primarily by holdings in the machinery, trading companies and distributors, commercial services and supplies, and road and rail industries. The sector was home to six of the 10 largest contributors, led by
Axsys Technologies, which provides optical equipment for military uses. The firm saw orders increase, leading to better-than-expected earnings and guidance for future quarters. Other leading contributors in the sector were
UAP Holding, Bucyrus International, Knight Transportation, LKQ, and IHS.

Stock selection also added value in the consumer staples sector, which was home to top-10 contributor Central European Distribution. The Polish vodka company benefited from an acquisition that gives it distribution rights for some leading brands in Russia.

OUTLOOK

Our disciplined investment process focuses on what we believe to be well-managed, high-quality, fast-growing, attractively valued small-cap companies. Because we build the portfolio stock by stock, our sector and industry allocations reflect where we're finding the best growth opportunities at a given time. Despite the poor performance and extreme volatility evident in the IT sector, we continue to believe these shares present us with the most dynamic growth opportunities going forward. As a result, our largest sector overweight as of April 30, 2008, was in IT. The most notable sector underweights were in consumer discretionary and health care stocks.

Top Five Industries as of April 30, 2008
                                                % of         % of
                                             net assets   net assets
                                                as of        as of
                                               4/30/08     10/31/07

Internet Software & Services                    9.2%         12.6%
Software                                        7.4%         7.9%
Health Care Equipment & Supplies                6.9%         7.6%
Energy Equipment & Services                     5.5%         5.0%
Machinery                                       5.5%         3.1%

Types of Investments in Portfolio
                                                % of         % of
                                             net assets   net assets
                                                as of        as of
                                               4/30/08     10/31/07

Domestic Common Stocks and Futures              86.1%        88.7%
Foreign Common Stocks(1)                        9.1%         8.8%
TOTAL EQUITY EXPOSURE                           95.2%        97.5%
Short-Term Investments                          3.8%         3.7%
Other Assets and Liabilities                    1.0%        (1.2)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
Small Cap Growth

APRIL 30, 2008 (UNAUDITED)

Shares                                                                      Value

Common Stocks -- 95.2%

AEROSPACE & DEFENSE -- 2.2%
        5,732  AeroVironment, Inc.(1)                                   $ 137,052
        8,275  Astronics Corp.(1)                                         147,295
       10,730  TransDigm Group, Inc.(1)                                   407,418
                                                                     ------------
                                                                          691,765
                                                                     ------------
AIR FREIGHT & LOGISTICS -- 0.5%
        5,197  Hub Group Inc. Cl A(1)                                     169,890
                                                                     ------------
BEVERAGES -- 1.5%
        7,980  Central European Distribution Corp.(1)                     486,142
                                                                     ------------
BIOTECHNOLOGY -- 2.0%
       12,797  BioMarin Pharmaceutical Inc.(1)                            466,579
        9,016  Cepheid(1)                                                 176,443
                                                                     ------------
                                                                          643,022
                                                                     ------------
CAPITAL MARKETS -- 3.1%
        6,323  FCStone Group, Inc.(1)                                     261,899
        6,798  Investment Technology Group Inc.(1)                        328,071
       15,769  KBW, Inc.(1)                                               374,356
                                                                     ------------
                                                                          964,326
                                                                     ------------
CHEMICALS -- 1.0%
        6,275  Airgas Inc.                                                302,016
                                                                     ------------
COMMERCIAL BANKS -- 0.4%
       13,296  Boston Private Financial Holdings, Inc.                    123,653
                                                                     ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.5%
        3,656  Advisory Board Co. (The)(1)                                170,443
        9,331  Cornell Companies, Inc.(1)                                 212,000
       10,952  Corrections Corp. of America(1)                            279,276
        4,700  Hill International Inc.(1)                                  67,915
        5,645  IHS Inc. Cl A(1)                                           372,852
        9,992  Team, Inc.(1)                                              297,062
                                                                     ------------
                                                                        1,399,548
                                                                     ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
       27,272  Comtech Group Inc.(1)                                      355,081
       15,064  F5 Networks, Inc.(1)                                       340,898
                                                                     ------------
                                                                          695,979
                                                                     ------------
CONTAINERS & PACKAGING -- 0.9%
        5,178  Silgan Holdings Inc.                                       275,884
                                                                     ------------
DISTRIBUTORS -- 1.0%
       14,260  LKQ Corp.(1)                                               310,298
                                                                     ------------

Shares                                                                      Value

DIVERSIFIED -- 1.5%
       11,830  Financial Select Sector SPDR Fund                        $ 312,785
        4,500  KBW Regional Banking ETF(1)                                156,645
                                                                     ------------
                                                                          469,430
                                                                     ------------
DIVERSIFIED CONSUMER SERVICES -- 4.1%
       10,597  American Public Education Inc.(1)                          341,329
        7,362  Capella Education Co.(1)                                   474,775
        6,431  New Oriental Education & Technology Group Inc.
               ADR(1)                                                     482,712
                                                                     ------------
                                                                        1,298,816
                                                                     ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
       31,924  PAETEC Holding Corp.(1)                                    246,134
                                                                     ------------
ELECTRIC UTILITIES -- 1.5%
        8,420  ITC Holdings Corp.                                         469,668
                                                                     ------------
ELECTRICAL EQUIPMENT -- 0.5%
        6,898  Polypore International, Inc.(1)                            161,482
                                                                     ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
       24,249  Mellanox Technologies, Ltd.(1)                             363,008
                                                                     ------------
ENERGY EQUIPMENT & SERVICES -- 5.5%
        3,901  Dril-Quip Inc.(1)                                          222,981
        8,752  Oceaneering International, Inc.(1)                         584,460
        6,729  T-3 Energy Services Inc.(1)                                355,291
       14,728  TETRA Technologies, Inc.(1)                                239,477
        4,298  W-H Energy Services Inc.(1)                                332,192
                                                                     ------------
                                                                        1,734,401
                                                                     ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.9%
       13,440  Hologic, Inc.(1)                                           392,314
       16,658  Masimo Corp.(1)                                            485,580
       12,662  Meridian Bioscience Inc.                                   340,988
       11,910  NuVasive, Inc.(1)                                          454,367
       22,794  Thoratec Corp.(1)                                          364,476
       10,148  TranS1 Inc.(1)                                             132,431
                                                                     ------------
                                                                        2,170,156
                                                                     ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.4%
       12,193  Genoptix, Inc.(1)                                          334,454
        7,788  Pediatrix Medical Group, Inc.(1)                           529,740
       11,714  Providence Service Corp. (The)(1)                          329,632
        5,247  Psychiatric Solutions, Inc.(1)                             182,123
                                                                     ------------
                                                                        1,375,949
                                                                     ------------

------
14

Small Cap Growth

Shares                                                                      Value

HEALTH CARE TECHNOLOGY -- 1.4%
       23,929  Phase Forward Inc.(1)                                    $ 440,294
                                                                     ------------
HOTELS, RESTAURANTS & LEISURE -- 2.9%
        3,230  Life Time Fitness Inc.(1)                                  117,411
        7,931  Red Robin Gourmet Burgers Inc.(1)                          325,805
       12,796  WMS Industries Inc.(1)                                     463,087
                                                                     ------------
                                                                          906,303
                                                                     ------------
INTERNET SOFTWARE & SERVICES -- 9.2%
        3,755  Bankrate, Inc.(1)                                          196,161
       16,461  comScore, Inc.(1)                                          310,619
        4,967  DealerTrack Holdings Inc.(1)                                95,565
        7,034  Omniture, Inc.(1)                                          160,516
        7,764  Sohu.com Inc.(1)                                           536,724
       46,442  SonicWALL, Inc.(1)                                         357,139
       15,697  Switch & Data Facilities Co. Inc.(1)                       237,653
       21,608  ValueClick Inc.(1)                                         431,080
       10,086  VistaPrint Ltd.(1)                                         343,227
        7,731  Vocus Inc.(1)                                              214,844
                                                                     ------------
                                                                        2,883,528
                                                                     ------------
IT SERVICES -- 1.3%
       27,134  Global Cash Access Inc.(1)                                 167,688
        9,064  NeuStar, Inc. Cl A(1)                                      249,351
                                                                     ------------
                                                                          417,039
                                                                     ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.4%
        7,630  ICON plc ADR(1)                                            549,360
        2,699  Illumina, Inc.(1)                                          210,225
                                                                     ------------
                                                                          759,585
                                                                     ------------
MACHINERY -- 5.5%
        9,052  Axsys Technologies, Inc.(1)                                493,787
        4,329  Bucyrus International, Inc.                                545,150
        5,397  Kaydon Corp.                                               282,641
       10,100  Titan Machinery Inc.(1)                                    183,921
        2,199  Valmont Industries, Inc.                                   216,514
                                                                     ------------
                                                                        1,722,013
                                                                     ------------
MEDIA -- 0.4%
        7,910  Dolan Media Co.(1)                                         137,159
                                                                     ------------
METALS & MINING -- 1.5%
        6,072  SPDR S&P Metals & Mining ETF                               463,294
                                                                     ------------
MULTILINE RETAIL -- 0.9%
        9,430  Dollar Tree, Inc.(1)                                       297,988
                                                                     ------------

Shares                                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 3.9%
       12,132  Arena Resources Inc.(1)                                  $ 544,727
        4,565  Carrizo Oil & Gas Inc.(1)                                  289,832
        5,032  Petroleum Development Corp.(1)                             378,557
                                                                     ------------
                                                                        1,213,116
                                                                     ------------
PERSONAL PRODUCTS -- 0.9%
       11,813  Alberto-Culver Co.                                         297,333
                                                                     ------------
PHARMACEUTICALS -- 0.4%
       14,448  Obagi Medical Products Inc.(1)                             115,728
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
        7,198  Digital Realty Trust Inc.                                  278,923
       25,900  MFA Mortgage Investments, Inc.                             181,041
                                                                     ------------
                                                                          459,964
                                                                     ------------
ROAD & RAIL -- 0.5%
        9,170  Knight Transportation Inc.                                 155,798
                                                                     ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.9%
       23,301  Advanced Energy Industries, Inc.(1)                        326,214
        9,131  Atheros Communications, Inc.(1)                            243,067
        5,100  Diodes Inc.(1)                                             137,904
       11,656  Netlogic Microsystems Inc.(1)                              382,200
       21,500  RF Micro Devices, Inc.(1)                                   72,455
        6,186  Rubicon Technology, Inc.(1)                                136,463
       11,574  Tessera Technologies Inc.(1)                               234,258
                                                                     ------------
                                                                        1,532,561
                                                                     ------------
SOFTWARE -- 7.4%
        7,707  Blackboard Inc.(1)                                         266,200
        9,597  Concur Technologies, Inc.(1)                               318,045
       18,588  Glu Mobile Inc.(1)                                          87,178
       16,729  Macrovision Corp.(1)                                       263,984
       20,977  Synchronoss Technologies, Inc.(1)                          437,789
       14,794  Taleo Corp. Cl A(1)                                        288,483
       13,090  Ultimate Software Group Inc.(1)                            429,220
       26,017  VanceInfo Technologies Inc. ADR(1)                         222,706
                                                                     ------------
                                                                        2,313,605
                                                                     ------------
SPECIALTY RETAIL -- 1.6%
       13,029  Dick's Sporting Goods, Inc.(1)                             372,629
        8,860  Ulta Salon, Cosmetics & Fragrance, Inc.(1)                 125,369
                                                                     ------------
                                                                          497,998
                                                                     ------------

------
15

Small Cap Growth

Shares                                                                      Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
       10,530  Warnaco Group Inc. (The)(1)                              $ 485,854
                                                                     ------------
THRIFTS & MORTGAGE FINANCE -- 0.5%
        8,578  Encore Bancshares, Inc.(1)                                 150,287
                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
       47,516  Centennial Communications Corp.(1)                         287,947
                                                                     ------------
TOTAL COMMON STOCKS
(Cost $26,991,104)                                                     29,888,961
                                                                     ------------

Principal Amount                                                            Value

Short-Term Investments -- 3.8%

   $1,000,000  Devon Energy Corp., 2.87%, 5/1/08(2)                     $ 999,925
      200,000  FNMA Discount Notes, 2.72%, 5/21/08(2)                     199,797
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,199,698)                                                       1,199,722
                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $28,190,802)                                                     31,088,683
                                                                     ------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                      295,921
                                                                     ------------
TOTAL NET ASSETS -- 100.0%                                            $31,384,604
                                                                     ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange Traded Fund

FNMA = Federal National Mortgage Association

SPDR = Standard and Poor's Depositary Receipt

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                           Beginning   Ending
                            Account    Account        Expenses Paid      Annualized
                             Value     Value         During Period(1)      Expense
                            11/1/07     4/30/08     11/1/07 - 4/30/08     Ratio(1)

Mid Cap Growth

ACTUAL

Investor Class              $1,000      $911.10           $4.99             1.05%

Institutional Class         $1,000      $912.00           $4.04             0.85%

A Class                     $1,000      $910.00           $6.17             1.30%

B Class
(after waiver)(2)           $1,000      $906.80           $9.34             1.97%

B Class
(before waiver)             $1,000     $906.80(3)         $9.72             2.05%

C Class                     $1,000      $906.90           $9.72             2.05%

R Class                     $1,000      $908.90           $7.36             1.55%

HYPOTHETICAL

Investor Class              $1,000     $1,019.64          $5.27             1.05%

Institutional Class         $1,000     $1,020.64          $4.27             0.85%

A Class                     $1,000     $1,018.40          $6.52             1.30%

B Class
(after waiver)(2)           $1,000     $1,015.07          $9.87             1.97%

B Class
(before waiver)             $1,000     $1,014.67          $10.27            2.05%

C Class                     $1,000     $1,014.67          $10.27            2.05%

R Class                     $1,000     $1,017.16          $7.77             1.55%

Small Cap Growth

ACTUAL

Investor Class              $1,000      $782.70           $5.76             1.30%

Institutional Class         $1,000      $783.50           $4.88             1.10%

A Class
(after waiver)(2)           $1,000      $782.10           $6.29             1.42%

A Class
(before waiver)             $1,000     $782.10(3)         $6.87             1.55%

B Class
(after waiver)(2)           $1,000      $779.70           $9.25             2.09%

B Class
(before waiver)             $1,000     $779.70(3)         $10.18            2.30%

C Class                     $1,000      $778.50           $10.17            2.30%

R Class                     $1,000      $780.60           $7.97             1.80%

HYPOTHETICAL

Investor Class              $1,000     $1,018.40          $6.52             1.30%

Institutional Class         $1,000     $1,019.39          $5.52             1.10%

A Class
(after waiver)(2)           $1,000     $1,017.80          $7.12             1.42%

A Class
(before waiver)             $1,000     $1,017.16          $7.77             1.55%

B Class
(after waiver)(2)           $1,000     $1,014.47          $10.47            2.09%

B Class
(before waiver)             $1,000     $1,013.43          $11.51            2.30%

C Class                     $1,000     $1,013.43          $11.51            2.30%

R Class                     $1,000     $1,015.91          $9.02             1.80%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended April 30, 2008, the distributor waived a portion of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
18

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2008 (UNAUDITED)
                                                                         Small Cap
                                                   Mid Cap Growth           Growth
ASSETS

Investment securities, at value (cost of
$167,021,769 and $28,190,802, respectively)          $192,802,195      $31,088,683

Cash                                                      145,090           98,782

Receivable for investments sold                         2,242,643          639,658

Receivable for capital shares sold                          6,783           22,591

Dividends and interest receivable                          47,504            3,102
                                                     ------------     ------------
                                                      195,244,215       31,852,816
                                                     ------------     ------------
LIABILITIES

Payable for investments purchased                         267,829          416,069

Payable for capital shares redeemed                         5,351           11,409

Payable for variation margin
on futures contracts                                        8,101               --

Accrued management fees                                   138,202           32,941

Distribution fees payable                                   3,020            2,679

Service fees (and distribution fees --
A Class and R Class) payable                                6,371            5,114
                                                     ------------     ------------
                                                          428,874          468,212
                                                     ------------     ------------

NET ASSETS                                           $194,815,341      $31,384,604
                                                     ============     ============

See Notes to Financial Statements.

------
19

APRIL 30, 2008 (UNAUDITED)
                                                                         Small Cap
                                                   Mid Cap Growth           Growth
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)              $164,863,475      $32,619,272

Accumulated net investment loss                         (277,174)        (186,416)

Accumulated undistributed net realized
gain (loss) on investment transactions                  4,266,548      (3,946,133)

Net unrealized appreciation
on investments                                         25,962,492        2,897,881
                                                     ------------     ------------
                                                     $194,815,341      $31,384,604
                                                     ============     ============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                             $1,925,017       $1,825,391

Shares outstanding                                        141,407          153,455

Net asset value per share                                  $13.61           $11.90

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                           $161,561,690       $4,811,626

Shares outstanding                                     11,815,253          402,413

Net asset value per share                                  $13.67           $11.96

A CLASS, $0.01 PAR VALUE

Net assets                                            $26,261,514      $20,343,482

Shares outstanding                                      1,940,689        1,715,099

Net asset value per share                                  $13.53           $11.86

Maximum offering price
(net asset value divided by 0.9425)                        $14.36           $12.58

B CLASS, $0.01 PAR VALUE

Net assets                                             $4,842,664       $4,186,217

Shares outstanding                                        390,100          377,877

Net asset value per share                                  $12.41           $11.08

C CLASS, $0.01 PAR VALUE

Net assets                                               $131,389         $129,383

Shares outstanding                                          9,880           11,151

Net asset value per share                                  $13.30           $11.60

R CLASS, $0.01 PAR VALUE

Net assets                                                $93,067          $88,505

Shares outstanding                                          6,918            7,533

Net asset value per share                                  $13.45           $11.75

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)
                                                                         Small Cap
                                                   Mid Cap Growth           Growth
INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                               $ 444,280         $ 46,633

Interest                                                  195,869           32,141
                                                    -------------    -------------
                                                          640,149           78,774
                                                    -------------    -------------
EXPENSES:

Management fees                                           855,951          229,827

Distribution fees:

 B Class                                                   19,100           18,301

 C Class                                                      509              510

Service fees:

 B Class                                                    6,367            6,100

 C Class                                                      170              170

Distribution and service fees:

 A Class                                                   34,187           29,887

 R Class                                                      248              160

Directors' fees and expenses                                2,643              828

Other expenses                                                302               61
                                                    -------------    -------------
                                                          919,477          285,844
                                                    -------------    -------------
Amount waived                                             (2,154)         (20,654)
                                                    -------------    -------------
                                                          917,323          265,190
                                                    -------------    -------------

NET INVESTMENT INCOME (LOSS)                            (277,174)        (186,416)
                                                    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                 5,755,985      (2,521,606)

Futures transactions                                    (448,470)         (66,268)
                                                    -------------    -------------
                                                        5,307,515      (2,587,874)
                                                    -------------    -------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments                                          (24,259,925)      (7,030,110)

Futures                                                    53,926         (14,930)
                                                    -------------    -------------
                                                     (24,205,999)      (7,045,040)
                                                    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)              (18,898,484)      (9,632,914)
                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(19,175,658)     $(9,819,330)
                                                    =============    =============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2007
                                        Mid Cap Growth              Small Cap Growth
Increase (Decrease) in
Net Assets                         2008           2007           2008           2007

OPERATIONS

Net investment income
(loss)                      $ (277,174)    $ (205,937)    $ (186,416)    $ (394,903)

Net realized
gain (loss)                   5,307,515     20,994,253    (2,587,874)      7,363,154

Change in net
unrealized appreciation
(depreciation)             (24,205,999)     26,844,008    (7,045,040)      1,941,390
                           ------------   ------------   ------------   ------------
Net increase (decrease)
in net assets resulting
from operations            (19,175,658)     47,632,324    (9,819,330)      8,909,641
                           ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
realized gains:

 Investor Class               (157,129)       (17,063)      (169,076)       (34,247)

 Institutional Class       (16,583,729)    (7,634,579)    (1,221,199)      (100,277)

 A Class                    (2,936,941)    (1,979,362)    (4,523,300)    (2,404,950)

 B Class                      (596,144)      (373,134)      (972,995)      (410,373)

 C Class                       (14,246)        (7,699)       (26,021)        (7,151)

 R Class                       (10,685)        (1,280)        (6,517)        (1,413)
                           ------------   ------------   ------------   ------------
Decrease in net assets
from distributions         (20,298,874)   (10,013,117)    (6,919,108)    (2,958,411)
                           ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                 17,664,857    (3,715,693)      1,957,210   (10,361,918)
                           ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
IN
NET ASSETS                 (21,809,675)     33,903,514   (14,781,228)    (4,410,688)

NET ASSETS

Beginning of period         216,625,016    182,721,502     46,165,832     50,576,520
                           ------------   ------------   ------------   ------------
End of period              $194,815,341   $216,625,016   $ 31,384,604   $ 46,165,832
                           ============   ============   ============   ============
Accumulated net
investment loss              $(277,174)             --     $(186,416)             --
                           ============   ============   ============   ============

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century-Mason Street Mid Cap
Growth Fund (Mid Cap Growth) and American Century-Mason Street Small Cap
Growth Fund (Small Cap Growth) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. Mid Cap Growth invests primarily in stocks of mid-sized companies. Small Cap Growth invests primarily in stocks of smaller market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains

------
23

and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation)
on futures, respectively.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Mid Cap Growth ranges from 1.00% to 1.05%
for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Small Cap Growth ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional
Class is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended April 30, 2008, was as follows:

                            Investor, A, B, C & R      Institutional

Mid Cap Growth                      1.05%                  0.85%

Small Cap Growth                    1.30%                  1.10%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining Mason Street as the subadvisor of the funds.

------
24

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. ACIS voluntarily waived a portion of the distribution and service fees through March 31, 2008, by 0.10% for the B Class of Mid Cap Growth and by 0.15% and 0.25% for the A
Class and B Class of Small Cap Growth, respectively. The total amount of the waivers for the six months ended April 30, 2008, was as follows:

                                       A                     B

Mid Cap Growth                         --                  $2,154

Small Cap Growth                    $15,421                $5,233

Fees incurred under the plans during the six months ended April 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the funds had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2008, were as follows:

                                 Mid Cap Growth       Small Cap Growth

Purchases                         $39,250,157           $20,655,458

Proceeds from sales               $40,810,857           $24,434,858

------
25

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                     Six months ended                     Year ended
                                       April 30, 2008               October 31, 2007
                                Shares         Amount         Shares          Amount
Mid Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED           55,000,000                    55,000,000
                           ===========                   ===========
Sold                            92,873    $ 1,337,014         53,696       $ 861,276

Issued in reinvestment
of distributions                11,084        157,061          1,253          17,063

Redeemed                      (29,209)      (389,565)       (10,923)       (161,735)
                           -----------   ------------    -----------   -------------
                                74,748      1,104,510         44,026         716,604
                           -----------   ------------    -----------   -------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED           50,000,000                    50,000,000
                           ===========                   ===========
Issued in reinvestment
of distributions             1,166,226     16,582,782        559,720       7,634,579
                           -----------   ------------    -----------   -------------
A CLASS/
SHARES AUTHORIZED           20,000,000                    20,000,000
                           ===========                   ===========
Sold                           117,688      1,604,996        356,472       5,183,353

Issued in reinvestment
of distributions               205,493      2,897,444        141,971       1,929,392

Redeemed                     (328,671)    (4,541,709)    (1,221,667)    (17,603,091)
                           -----------   ------------    -----------   -------------
                               (5,490)       (39,269)      (723,224)    (10,490,346)
                           -----------   ------------    -----------   -------------
B CLASS/
SHARES AUTHORIZED           10,000,000                    10,000,000
                           ===========                   ===========
Sold                             5,556         70,683         36,843         481,205

Issued in reinvestment
of distributions                45,603        591,014         29,049         368,634

Redeemed                      (50,839)      (639,825)      (190,268)     (2,543,506)
                           -----------   ------------    -----------   -------------
                                   320         21,872      (124,376)     (1,693,667)
                           -----------   ------------    -----------   -------------
C CLASS/
SHARES AUTHORIZED           10,000,000                    10,000,000
                           ===========                   ===========
Sold                             1,158         15,080          6,298          91,015

Issued in reinvestment
of distributions                   764         10,607            365           4,935

Redeemed                       (2,477)       (33,967)        (3,551)        (49,016)
                           -----------   ------------    -----------   -------------
                                 (555)        (8,280)          3,112          46,934
                           -----------   ------------    -----------   -------------
R CLASS/
SHARES AUTHORIZED           10,000,000                    10,000,000
                           ===========                   ===========
Sold                               401          5,353          6,832          95,371

Issued in reinvestment
of distributions                   762         10,685             94           1,280
Redeemed                       (1,076)       (12,796)        (1,786)        (26,448)
                           -----------   ------------    -----------   -------------
                                    87          3,242          5,140          70,203
                           -----------   ------------    -----------   -------------
Net increase (decrease)      1,235,336    $17,664,857      (235,602)    $(3,715,693)
                           ===========   ============    ===========   =============

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26

                                     Six months ended                    Year ended
                                       April 30, 2008              October 31, 2007
                                Shares         Amount        Shares          Amount
Small Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED           55,000,000                   55,000,000
                           ===========                  ===========
Sold                           117,790    $ 1,485,277        24,900       $ 414,030

Issued in reinvestment
of distributions                12,377        169,076         2,202          34,247

Redeemed                      (31,867)      (390,450)       (8,573)       (138,996)
                           -----------   ------------   -----------   -------------
                                98,300      1,263,903        18,529         309,281
                           -----------   ------------   -----------   -------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED           50,000,000                   50,000,000
                           ===========                  ===========
Sold                            60,188        757,530       432,499       6,911,741

Issued in reinvestment
of distributions                27,389        375,778         2,388          37,213

Redeemed                     (134,262)    (1,734,408)      (58,457)       (946,327)
                           -----------   ------------   -----------   -------------
                              (46,685)      (601,100)       376,430       6,002,627
                           -----------   ------------   -----------   -------------
A CLASS/
SHARES AUTHORIZED           20,000,000                   20,000,000
                           ===========                  ===========
Sold                           121,994      1,610,628       278,465       4,485,744

Issued in reinvestment
of distributions               318,209      4,337,860       145,027       2,253,726

Redeemed                     (397,007)    (5,012,639)   (1,360,627)    (22,092,686)
                           -----------   ------------   -----------   -------------
                                43,196        935,849     (937,135)    (15,353,216)
                           -----------   ------------   -----------   -------------
B CLASS/
SHARES AUTHORIZED           10,000,000                   10,000,000
                           ===========                  ===========
Sold                             5,643         66,111        19,279         290,474

Issued in reinvestment
of distributions                73,823        941,984        26,709         395,563

Redeemed                      (62,291)      (738,633)     (134,473)     (2,051,933)
                           -----------   ------------   -----------   -------------
                                17,175        269,462      (88,485)     (1,365,896)
                           -----------   ------------   -----------   -------------
C CLASS/
SHARES AUTHORIZED           10,000,000                   10,000,000
                           ===========                  ===========
Sold                             1,470         16,797         3,989          62,568

Issued in reinvestment
of distributions                 1,945         26,021           447           6,897

Redeemed                       (1,721)       (19,974)       (2,361)        (37,369)
                           -----------   ------------   -----------   -------------
                                 1,694         22,844         2,075          32,096
                           -----------   ------------   -----------   -------------
R CLASS/
SHARES AUTHORIZED           10,000,000                   10,000,000
                           ===========                  ===========
Sold                             4,737         60,037           816          12,595

Issued in reinvestment
of distributions                   482          6,517            91           1,413

Redeemed                          (26)          (302)          (50)           (818)
                           -----------   ------------   -----------   -------------
                                 5,193         66,252           857          13,190
                           -----------   ------------   -----------   -------------
Net increase (decrease)        118,873    $ 1,957,210     (627,729)   $(10,361,918)
                           ===========   ============   ===========   =============

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or American Century Global Investment Management, Inc. (ACGIM), have a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended
April 30, 2008.

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27

6. RISK FACTORS

Small Cap Growth concentrates its investments in common stocks of small companies. Because of this, Small Cap Growth may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

Small Cap Growth's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                Mid Cap Growth    Small Cap Growth

Federal tax cost of investments                   $167,042,202         $28,564,693
                                                 =============       =============

Gross tax appreciation of investments             $ 38,395,603         $ 4,822,551

Gross tax depreciation of investments             (12,635,610)         (2,298,561)
                                                 -------------       -------------
Net tax appreciation (depreciation)
of investments                                    $ 25,759,993         $ 2,523,990
                                                 =============       =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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28

FINANCIAL HIGHLIGHTS
Mid Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)       2007       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $16.58     $13.76        $14.78
                                                 --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.03)     (0.03)        (0.01)

 Net Realized and Unrealized
 Gain (Loss)                                       (1.38)       3.61        (1.01)
                                                 --------   --------      --------
 Total From Investment Operations                  (1.41)       3.58        (1.02)
                                                 --------   --------      --------
Distributions

 From Net Realized Gains                           (1.56)     (0.76)            --
                                                 --------   --------      --------
Net Asset Value, End of Period                     $13.61     $16.58        $13.76
                                                 ========   ========      ========

TOTAL RETURN(4)                                   (8.89)%     27.19%       (6.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.05%(5)      1.05%      1.05%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.39)%(5)    (0.19)%    (0.19)%(5)

Portfolio Turnover Rate                               21%        77%           52%

Net Assets, End of Period
(in thousands)                                     $1,925     $1,105          $311

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
29

Mid Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                 2008(1)        2007       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period              $16.63      $13.78        $14.78
                                                --------    --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                  (0.01)       --(4)         --(4)

 Net Realized and Unrealized
 Gain (Loss)                                      (1.39)        3.61        (1.00)
                                                --------    --------      --------
 Total From Investment Operations                 (1.40)        3.61        (1.00)
                                                --------    --------      --------
Distributions

 From Net Realized Gains                          (1.56)      (0.76)            --
                                                --------    --------      --------
Net Asset Value, End of Period                    $13.67      $16.63        $13.78
                                                ========    ========      ========

TOTAL RETURN(5)                                  (8.80)%      27.38%       (6.77)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                           0.85%(6)       0.85%      0.85%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                         (0.19)%(6)       0.01%      0.01%(6)

Portfolio Turnover Rate                              21%         77%           52%

Net Assets, End of Period
(in thousands)                                  $161,562    $177,128      $138,986

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
30

Mid Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2008(1)        2007      2006(2)       2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $16.51      $13.74       $14.83     $13.50       $12.78        $9.83       $12.93
                        --------    --------     --------   --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                (0.04)      (0.06)       (0.04)     (0.01)       (0.10)       (0.09)       (0.09)

 Net Realized
 and Unrealized
 Gain (Loss)              (1.38)        3.59       (1.05)       2.65         0.82         3.04       (3.01)
                        --------    --------     --------   --------     --------     --------     --------
 Total From
 Investment
 Operations               (1.42)        3.53       (1.09)       2.64         0.72         2.95       (3.10)
                        --------    --------     --------   --------     --------     --------     --------
Distributions

 From Net
 Realized Gains           (1.56)      (0.76)           --     (1.31)           --           --           --
                        --------    --------     --------   --------     --------     --------     --------
Net Asset Value,
End of Period             $13.53      $16.51       $13.74     $14.83       $13.50       $12.78        $9.83
                        ========    ========     ========   ========     ========     ========     ========

TOTAL RETURN(4)          (9.00)%      26.85%      (7.35)%     20.28%        5.63%       30.01%     (23.98)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.30%(5)       1.30%     1.30%(5)      1.29%     1.30%(6)     1.30%(6)     1.30%(6)

Ratio of Operating
Expenses to
Average Net Assets
(Before Expense
Waiver)                 1.30%(5)       1.30%     1.30%(5)      1.29%        1.36%        1.40%        1.55%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.64)%(5)     (0.44)%   (0.44)%(5)    (0.08)%   (0.79)%(6)   (0.74)%(6)   (0.86)%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)       (0.64)%(5)     (0.44)%   (0.44)%(5)    (0.08)%      (0.85)%      (0.84)%      (1.11)%

Portfolio Turnover
Rate                         21%         77%          52%        89%          70%          72%          35%
Net Assets,
End of Period (in
thousands)               $26,262     $32,134      $36,675   $193,019     $163,069     $148,862     $105,728

(1) Six months ended April 30, 2008 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

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31

Mid Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2008(1)         2007         2006(2)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                      $15.33       $12.89          $13.96       $12.86       $12.25        $9.49       $12.55
                          --------     --------        --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                  (0.08)       (0.15)          (0.08)       (0.10)       (0.18)       (0.16)       (0.16)

 Net Realized
 and
 Unrealized
 Gain (Loss)                (1.28)         3.35          (0.99)         2.51         0.79         2.92       (2.90)
                          --------     --------        --------     --------     --------     --------     --------
 Total From
 Investment
 Operations                 (1.36)         3.20          (1.07)         2.41         0.61         2.76       (3.06)
                          --------     --------        --------     --------     --------     --------     --------
Distributions

 From Net
 Realized
 Gains                      (1.56)       (0.76)              --       (1.31)           --           --           --
                          --------     --------        --------     --------     --------     --------     --------
Net Asset Value,
End of Period               $12.41       $15.33          $12.89       $13.96       $12.86       $12.25        $9.49
                          ========     ========        ========     ========     ========     ========     ========
TOTAL RETURN(4)            (9.32)%       26.02%         (7.66)%       19.48%        4.98%       29.08%     (24.38)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets     1.97%(5)(6)     1.95%(6)     1.95%(5)(6)     1.95%(7)     1.95%(7)     1.95%(7)     1.95%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)           2.05%(5)        2.05%        2.05%(5)        2.02%        2.04%        2.05%        2.20%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (1.31)%(5)(6)   (1.09)%(6)   (1.09)%(5)(6)   (0.78)%(7)   (1.44)%(7)   (1.40)%(7)   (1.52)%(7)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                 (1.39)%(5)      (1.19)%      (1.19)%(5)      (0.85)%      (1.53)%      (1.50)%      (1.77)%

Portfolio
Turnover Rate                  21%          77%             52%          89%          70%          72%          35%

Net Assets, End
of Period (in
thousands)                  $4,843       $5,975          $6,626       $9,032       $9,839      $10,128       $7,978

(1) Six months ended April 30, 2008 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
32

Mid Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)       2007       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $16.31     $13.68        $14.78
                                                 --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.09)     (0.17)        (0.10)

 Net Realized and Unrealized
 Gain (Loss)                                       (1.36)       3.56        (1.00)
                                                 --------   --------      --------
 Total From Investment Operations                  (1.45)       3.39        (1.10)
                                                 --------   --------      --------
Distributions

 From Net Realized Gains                           (1.56)     (0.76)            --
                                                 --------   --------      --------
Net Asset Value, End of Period                     $13.30     $16.31        $13.68
                                                 ========   ========      ========

TOTAL RETURN(4)                                   (9.31)%     25.90%       (7.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                               2.05%(5)      2.05%      2.05%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.39)%(5)    (1.19)%    (1.19)%(5)

Portfolio Turnover Rate                               21%        77%           52%

Net Assets, End of Period
(in thousands)                                       $131       $170          $100

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
33

Mid Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)        2007      2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $16.44      $13.72       $14.78
                                                 --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.06)      (0.10)       (0.06)

 Net Realized and Unrealized
 Gain (Loss)                                       (1.37)        3.58       (1.00)
                                                 --------    --------     --------
 Total From Investment Operations                  (1.43)        3.48       (1.06)
                                                 --------    --------     --------
Distributions

 From Net Realized Gains                           (1.56)      (0.76)           --
                                                 --------    --------     --------
Net Asset Value, End of Period                     $13.45      $16.44       $13.72
                                                 ========    ========     ========

TOTAL RETURN(4)                                   (9.11)%      26.51%      (7.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.55%(5)       1.55%     1.55%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.89)%(5)     (0.69)%   (0.69)%(5)

Portfolio Turnover Rate                               21%         77%          52%

Net Assets, End of Period (in thousands)              $93        $112          $23

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
34

Small Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)        2007      2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $18.26      $16.03       $16.86
                                                 --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.05)      (0.11)       (0.06)

 Net Realized and Unrealized
 Gain (Loss)                                       (3.55)        3.29       (0.77)
                                                 --------    --------     --------
 Total From Investment Operations                  (3.60)        3.18       (0.83)
                                                 --------    --------     --------
Distributions

 From Net Realized Gains                           (2.76)      (0.95)           --
                                                 --------    --------     --------
Net Asset Value, End of Period                     $11.90      $18.26       $16.03
                                                 ========    ========     ========

TOTAL RETURN(4)                                  (21.73)%      20.93%      (4.92)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.30%(5)       1.30%     1.30%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.87)%(5)     (0.66)%   (0.80)%(5)

Portfolio Turnover Rate                               60%        119%          42%

Net Assets, End of Period (in thousands)           $1,825      $1,007         $587

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
35

Small Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)        2007      2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $18.33      $16.05       $16.86
                                                 --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.04)      (0.08)       (0.05)

 Net Realized and Unrealized
 Gain (Loss)                                       (3.57)        3.31       (0.76)
                                                 --------    --------     --------
 Total From Investment Operations                  (3.61)        3.23       (0.81)
                                                 --------    --------     --------
Distributions

 From Net Realized Gains                           (2.76)      (0.95)           --
                                                 --------    --------     --------
Net Asset Value, End of Period                     $11.96      $18.33       $16.05
                                                 ========    ========     ========

TOTAL RETURN(4)                                  (21.65)%      21.16%      (4.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.10%(5)       1.10%     1.10%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.67)%(5)     (0.46)%   (0.60)%(5)

Portfolio Turnover Rate                               60%        119%          42%

Net Assets, End of Period (in thousands)           $4,812      $8,230       $1,166

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
36

Small Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2008(1)         2007         2006(2)         2006        2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                      $18.23       $16.02          $17.02       $15.27      $14.38       $10.11       $13.38
                          --------     --------        --------     --------    --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                  (0.07)       (0.12)          (0.08)       (0.14)      (0.15)       (0.15)       (0.12)

 Net Realized
 and
 Unrealized
 Gain (Loss)                (3.54)         3.28          (0.92)         3.53        1.75         4.42       (3.15)
                          --------     --------        --------     --------    --------     --------     --------
 Total From
 Investment
 Operations                 (3.61)         3.16          (1.00)         3.39        1.60         4.27       (3.27)
                          --------     --------        --------     --------    --------     --------     --------
Distributions

 From Net
 Realized
 Gains                      (2.76)       (0.95)              --       (1.64)      (0.71)           --           --
                          --------     --------        --------     --------    --------     --------     --------
Net Asset Value,
End of Period               $11.86       $18.23          $16.02       $17.02      $15.27       $14.38       $10.11
                          ========     ========        ========     ========    ========     ========     ========
TOTAL RETURN(4)           (21.79)%       20.75%         (5.88)%       23.08%      10.99%       42.24%     (24.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets     1.42%(5)(6)     1.40%(6)     1.40%(5)(6)     1.40%(7)    1.40%(7)     1.40%(7)     1.40%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)           1.55%(5)        1.55%        1.55%(5)        1.86%       2.03%        2.21%        2.29%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (0.99)%(5)(6)   (0.76)%(6)   (0.90)%(5)(6)   (0.82)%(7)  (1.05)%(7)   (1.16)%(7)   (1.10)%(7)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                 (1.12)%(5)      (0.91)%      (1.05)%(5)      (1.28)%     (1.68)%      (1.97)%      (1.99)%

Portfolio
Turnover Rate                  60%         119%             42%          81%         86%          98%          49%

Net Assets, End
of Period (in
thousands)                 $20,343      $30,483         $41,798      $55,085     $33,791      $23,914      $14,623

(1) Six months ended April 30, 2008 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
37

Small Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2008(1)         2007         2006(2)         2006        2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                      $17.28       $15.32          $16.34       $14.81      $14.06        $9.95       $13.25
                          --------     --------        --------     --------    --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                  (0.10)       (0.22)          (0.14)       (0.24)      (0.24)       (0.23)       (0.19)

 Net Realized
 and
 Unrealized
 Gain (Loss)                (3.34)         3.13          (0.88)         3.41        1.70         4.34       (3.11)
                          --------     --------        --------     --------    --------     --------     --------
 Total From
 Investment
 Operations                 (3.44)         2.91          (1.02)         3.17        1.46         4.11       (3.30)
                          --------     --------        --------     --------    --------     --------     --------
Distributions

 From Net
 Realized
 Gains                      (2.76)       (0.95)              --       (1.64)      (0.71)           --           --
                          --------     --------        --------     --------    --------     --------     --------
Net Asset Value,
End of Period               $11.08       $17.28          $15.32       $16.34      $14.81       $14.06        $9.95
                          ========     ========        ========     ========    ========     ========     ========
TOTAL RETURN(4)           (22.03)%       20.02%         (6.24)%       22.29%      10.23%       41.31%     (24.91)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average
Net Assets             2.09%(5)(6)     2.05%(6)     2.05%(5)(6)     2.05%(7)    2.05%(7)     2.05%(7)     2.05%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)           2.30%(5)        2.30%        2.30%(5)        2.51%       2.68%        2.86%        2.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (1.66)%(5)(6)   (1.41)%(6)   (1.55)%(5)(6)   (1.48)%(7)  (1.70)%(7)   (1.81)%(7)   (1.74)%(7)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                 (1.87)%(5)      (1.66)%      (1.80)%(5)      (1.94)%     (2.33)%      (2.62)%      (2.63)%

Portfolio
Turnover Rate                  60%         119%             42%          81%         86%          98%          49%

Net Assets, End
of Period (in
thousands)                  $4,186       $6,233          $6,884       $8,284      $6,986       $6,066       $3,674

(1) Six months ended April 30, 2008 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2006, the fund's fiscal year end was March 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Effective April 1, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
38

Small Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)        2007      2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $17.97      $15.94       $16.86
                                                 --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.12)      (0.27)       (0.16)

 Net Realized and Unrealized
 Gain (Loss)                                       (3.49)        3.25       (0.76)
                                                 --------    --------     --------
 Total From Investment Operations                  (3.61)        2.98       (0.92)
                                                 --------    --------     --------
Distributions

 From Net Realized Gains                           (2.76)      (0.95)           --
                                                 --------    --------     --------
Net Asset Value, End of Period                     $11.60      $17.97       $15.94
                                                 ========    ========     ========

TOTAL RETURN(4)                                  (22.15)%      19.67%      (5.46)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            2.30%(5)       2.30%     2.30%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.87)%(5)     (1.66)%   (1.80)%(5)

Portfolio Turnover Rate                               60%        119%          42%

Net Assets, End of Period (in thousands)             $129        $170         $118

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
39

Small Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                  2008(1)        2007      2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $18.12      $15.98       $16.86
                                                 --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                   (0.08)      (0.19)       (0.12)

 Net Realized and Unrealized
 Gain (Loss)                                       (3.53)        3.28       (0.76)
                                                 --------    --------     --------
 Total From Investment Operations                  (3.61)        3.09       (0.88)
                                                 --------    --------     --------
Distributions

 From Net Realized Gains                           (2.76)      (0.95)           --
                                                 --------    --------     --------
Net Asset Value, End of Period                     $11.75      $18.12       $15.98
                                                 ========    ========     ========

TOTAL RETURN(4)                                  (21.94)%      20.34%      (5.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.80%(5)       1.80%     1.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.37)%(5)     (1.16)%   (1.30)%(5)

Portfolio Turnover Rate                               60%        119%          42%

Net Assets, End of Period (in thousands)              $89         $42          $24

(1) Six months ended April 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
40

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
41

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

 The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

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42

NOTES

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43

NOTES

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44

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

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RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

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FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0806
CL-SAN-60505N

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)  The  schedule  of  investments  is  included  as  part  of  the  report  to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    June 24, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    June 24, 2008

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    June 24, 2008